UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2020

Date of reporting period:    October 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.20

ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

ANNUAL REPORT

December 15, 2020

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio for the annual reporting period ended October 31, 2020.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO[1]

Class 1 Shares[2]	9.30%	-9.94%

Class 2 Shares[2]	9.37%	-9.70%

Class A Shares	9.27%	-10.11%

Class C Shares[3]	8.81%	-10.85%

Advisor Class Shares[4]	9.46%	-9.79%

Class R Shares[4]	8.96%	-10.32%

Class K Shares[4]	9.25%	-10.10%

Class I Shares[4]	9.38%	-9.76%

Class Z Shares[4]	9.38%	-9.75%

MSCI AC World Commodity Producers Index (net)	-4.02%	-27.45%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2020, by 0.00% and 0.02%, respectively.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

3

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended October 31, 2020.

During both periods, all share classes of the Fund outperformed the benchmark, before sales charges. For the 12-month period, strategic allo-

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cation contributed overall, relative to the benchmark, as real estate, commodity futures and inflation-sensitive equities contributed to returns. Security selection within real estate investment trusts (“REITs”) and currency selection contributed, while selection in commodity equities detracted. The Fund’s tactical allocations to commodity equities and commodity futures contributed. There were no other noteworthy detractors over the period.

For the six-month period, strategic allocation was an overall contributor, primarily due to commodity futures and inflation-sensitive equities. Security selection within REITs and currency selection contributed, while selection in commodity futures detracted. Similar to the 12-month period, tactical allocations to commodity equities and commodity futures contributed. There were no other noteworthy detractors over the period.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, currency forwards, inflation swaps and total return swaps, which added to absolute returns for both periods; variance swaps and purchased options detracted for the six-month period and added for the 12-month period, while written options added for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities recorded strong returns for the six-month period ended October 31, 2020, as global economies rebounded from record GDP contractions amid early stages of economic recovery from the novel coronavirus pandemic. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials. At the end of the period, equity markets lost ground and volatility increased as investors weighed a slew of mostly better-than-expected corporate earnings against rapidly increasing COVID-19 cases in the US and abroad, the possibility of a contested US presidential election, and the inability of congressional leaders to agree on a fiscal stimulus package. Markets were also pressured, as many mega-cap US technology companies that had led the recovery reported earnings that beat expectations but still underwhelmed investors, reflecting an increasingly negative market sentiment. In the US, small-caps outperformed large-cap stocks, and growth stocks outperformed their value-style peers.

Global fixed-income market returns were positive yet volatile over the six-month period. Government bonds advanced modestly. Emerging- and developed-market high-yield corporate bonds led gains, followed by emerging- and developed-market investment-grade corporates, as investors searched for higher yields in a period of falling interest rates. Corporate bonds in the US outperformed their European counterparts. Emerging-market local bonds also rebounded, and securitized assets provided

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positive, yet muted, results. The US dollar fell against all major developed-market currencies and a majority of emerging-market currencies.

Inflation assets were mostly positive over the six-month period, with commodities, REITs and inflation breakevens all posting positive returns, while natural resource equities declined modestly, led by energy stocks. As economies globally started to ease lockdown restrictions and encouraging vaccine news emerged, the prospect of a recovery in demand, combined with a weaker US dollar, helped buoy commodity-related assets. REITs, although posting a positive return, continued to lag the broader equity market as the longer-term demand impact of COVID-19 weighed on sectors such as lodging, retail and office. Inflation breakevens also recovered meaningfully as unprecedented support from central banks and governments globally helped buoy inflation expectations.

The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

(continued on next page)

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The Fund seeks inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser utilizes its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include real estate investment trusts (“REITs”) and other real estate-related securities.

The Fund invests in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures contracts, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 5

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may sub-

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

ject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it

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DISCLOSURES AND RISKS (continued)

unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance.”

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DISCLOSURES AND RISKS (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2010 TO 10/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Real Return Portfolio Class A shares (from 10/31/2010 to 10/31/2020) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-9.94%	-9.94%

5 Years	0.96%	0.96%

10 Years	-1.78%	-1.78%

CLASS 2 SHARES[1]

1 Year	-9.70%	-9.70%

5 Years	1.20%	1.20%

10 Years	-1.53%	-1.53%

CLASS A SHARES

1 Year	-10.11%	-13.89%

5 Years	0.77%	-0.10%

10 Years	-1.89%	-2.32%

CLASS C SHARES

1 Year	-10.85%	-11.73%

5 Years	0.01%	0.01%

10 Years	-2.61%	-2.61%

ADVISOR CLASS SHARES[2]

1 Year	-9.79%	-9.79%

5 Years	1.03%	1.03%

10 Years	-1.62%	-1.62%

CLASS R SHARES[2]

1 Year	-10.32%	-10.32%

5 Years	0.50%	0.50%

10 Years	-2.13%	-2.13%

CLASS K SHARES[2]

1 Year	-10.10%	-10.10%

5 Years	0.78%	0.78%

10 Years	-1.87%	-1.87%

CLASS I SHARES[2]

1 Year	-9.76%	-9.76%

5 Years	1.19%	1.19%

10 Years	-1.55%	-1.55%

CLASS Z SHARES[2]

1 Year	-9.75%	-9.75%

5 Years	1.17%	1.17%

Since Inception[3]	-2.55%	-2.55%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.12%, 0.83%, 1.34%, 2.09%, 1.09%, 1.59%, 1.30%, 0.88% and 0.87% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05% and 1.05% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 1/31/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END
SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-6.29%

5 Years	2.40%

10 Years	-1.08%

CLASS 2 SHARES[1]

1 Year	-5.90%

5 Years	2.66%

10 Years	-0.82%

CLASS A SHARES

1 Year	-10.33%

5 Years	1.36%

10 Years	-1.62%

CLASS C SHARES

1 Year	-7.98%

5 Years	1.46%

10 Years	-1.91%

ADVISOR CLASS SHARES[2]

1 Year	-6.19%

5 Years	2.48%

10 Years	-0.94%

CLASS R SHARES[2]

1 Year	-6.58%

5 Years	1.96%

10 Years	-1.43%

CLASS K SHARES[2]

1 Year	-6.47%

5 Years	2.21%

10 Years	-1.17%

CLASS I SHARES[2]

1 Year	-5.89%

5 Years	2.65%

10 Years	-0.83%

CLASS Z SHARES[2]

1 Year	-5.89%

5 Years	2.66%

Since Inception[3]	-2.32%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 1/31/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,092.70	$6.73	1.28%	$6.94	1.32%
Hypothetical**	$1,000	$1,018.70	$6.50	1.28%	$6.70	1.32%
Class C
Actual	$1,000	$1,088.10	$10.66	2.03%	$10.86	2.07%
Hypothetical**	$1,000	$1,014.93	$10.28	2.03%	$10.48	2.07%
Advisor Class
Actual	$1,000	$1,094.60	$5.42	1.03%	$5.63	1.07%
Hypothetical**	$1,000	$1,019.96	$5.23	1.03%	$5.43	1.07%
Class R
Actual	$1,000	$1,089.60	$8.04	1.53%	$8.25	1.57%
Hypothetical**	$1,000	$1,017.44	$7.76	1.53%	$7.96	1.57%
Class K
Actual	$1,000	$1,092.50	$6.73	1.28%	$6.94	1.32%
Hypothetical**	$1,000	$1,018.70	$6.50	1.28%	$6.70	1.32%
Class I
Actual	$1,000	$1,093.80	$4.47	0.85%	$4.68	0.89%
Hypothetical**	$1,000	$1,020.86	$4.32	0.85%	$4.52	0.89%
Class 1
Actual	$1,000	$1,093.00	$5.84	1.11%	$6.05	1.15%
Hypothetical**	$1,000	$1,019.56	$5.63	1.11%	$5.84	1.15%
Class 2
Actual	$1,000	$1,093.70	$4.32	0.82%	$4.53	0.86%
Hypothetical**	$1,000	$1,021.01	$4.17	0.82%	$4.37	0.86%
Class Z
Actual	$1,000	$1,093.80	$4.47	0.85%	$4.68	0.89%
Hypothetical**	$1,000	$1,020.86	$4.32	0.85%	$4.52	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $929.1

1

All data are as of October 31, 2020. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details).

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2020 (unaudited)

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets

Japanese Government CPI Linked Bond Series 21	$37,979,829	4.1%

Prologis, Inc.	15,717,347	1.7

Royal Dutch Shell PLC – Class B	13,253,580	1.4

Digital Realty Trust, Inc.	10,692,630	1.2

iShares MSCI Global Metals & Mining Producers ETF	10,174,949	1.1

Chevron Corp.	9,268,103	1.0

Welltower, Inc.	8,805,375	0.9

Vonovia SE	8,266,042	0.9

VanEck Vectors Gold Miners ETF	7,989,681	0.9

Mitsui Fudosan Co., Ltd.	7,919,516	0.9

	$130,067,052	14.1%

1

All data are as of October 31, 2020. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Austria, Belgium, Chile, Denmark, Finland, Greece, Ireland, Israel, Italy, Luxembourg, Mexico, Netherlands, New Zealand, Philippines, Russia, Singapore, South Korea, Spain, Switzerland, Thailand and United Arab Emirates.

2	Long-term investments.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 62.8%
Real Estate – 34.3%
Diversified Real Estate Activities – 2.6%
City Developments Ltd.	249,700	$1,159,574
Mitsubishi Estate Co., Ltd.	150,600	2,246,331
Mitsui Fudosan Co., Ltd.	465,100	7,919,516
New World Development Co., Ltd.	717,750	3,426,816
Sumitomo Realty & Development Co., Ltd.	50,600	1,354,022
Sun Hung Kai Properties Ltd.	486,000	6,255,701
UOL Group Ltd.	329,700	1,502,836

		23,864,796

Diversified REITs – 2.4%
Activia Properties, Inc.	390	1,409,077
Alexander & Baldwin, Inc.	139,340	1,790,519
Armada Hoffler Properties, Inc.	164,533	1,482,442
Daiwa House REIT Investment Corp.	636	1,471,234
Essential Properties Realty Trust, Inc.	171,840	2,838,797
Fibra Uno Administracion SA de CV	991,230	753,768
Gecina SA	13,730	1,704,483
Growthpoint Properties Ltd.	1,440,142	942,152
Hulic Reit, Inc.	2,033	2,672,662
NIPPON REIT Investment Corp.	277	889,395
Nomura Real Estate Master Fund, Inc.	1,297	1,548,815
Stockland	1,714,523	4,636,211

		22,139,555

Health Care REITs – 3.0%
Assura PLC	4,648,560	4,588,922
Medical Properties Trust, Inc.	328,390	5,851,910
Omega Healthcare Investors, Inc.	170,626	4,915,735
Physicians Realty Trust	210,056	3,541,544
Welltower, Inc.	163,760	8,805,375

		27,703,486

Hotel & Resort REITs – 0.2%
RLJ Lodging Trust	210,450	1,721,481

Industrial REITs – 4.2%
Americold Realty Trust	129,740	4,700,480
Dream Industrial Real Estate Investment Trust	194,124	1,723,701
GLP J-Reit(a)	1,457	2,246,181
Industrial & Infrastructure Fund Investment Corp.	1,353	2,303,194
Nippon Prologis REIT, Inc.(a)	255	839,317
Plymouth Industrial REIT, Inc.	54,286	689,975
Prologis, Inc.	158,441	15,717,347
Rexford Industrial Realty, Inc.	87,030	4,043,414

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Segro PLC	285,842	$3,339,976
STAG Industrial, Inc.	109,670	3,412,930

		39,016,515

Office REITs – 3.0%
Alexandria Real Estate Equities, Inc.	43,581	6,603,393
Allied Properties Real Estate Investment Trust	77,560	1,880,930
Boston Properties, Inc.	57,910	4,193,263
Cousins Properties, Inc.	133,735	3,407,568
Daiwa Office Investment Corp.	441	2,393,141
Derwent London PLC	43,060	1,482,835
Japan Real Estate Investment Corp.	295	1,445,708
Kilroy Realty Corp.	61,240	2,883,179
Nippon Building Fund, Inc.	220	1,111,176
SL Green Realty Corp.(b)	52,130	2,231,685
True North Commercial Real Estate Investment Trust	146,620	603,076

		28,235,954

Real Estate Development – 2.9%
Broadstone Net Lease, Inc. – Class A	80,450	1,327,425
China Resources Land Ltd.	1,110,000	4,539,529
CIFI Holdings Group Co., Ltd.	6,620,000	4,586,210
CK Asset Holdings Ltd.	317,000	1,471,986
Emaar Properties PJSC(a)	2,367,470	1,696,548
Instone Real Estate Group AG(a)(c)	102,789	2,127,074
Megaworld Corp.(a)	17,716,000	1,108,310
Midea Real Estate Holding Ltd.(b)(c)	2,236,400	5,057,232
Times China Holdings Ltd.	3,822,000	5,105,865

		27,020,179

Real Estate Operating Companies – 4.5%
ADLER Group SA(a)(b)(c)	55,900	1,405,307
Azrieli Group Ltd.	31,800	1,492,562
CA Immobilien Anlagen AG	80,379	2,207,894
Central Pattana PCL	421,300	520,416
Deutsche Wohnen SE	147,900	7,464,944
Entra ASA(c)	158,208	2,068,253
Fabege AB	105,575	1,333,084
Grainger PLC	791,800	2,868,549
Kojamo Oyj	94,380	1,945,428
Kungsleden AB	170,600	1,447,677
LEG Immobilien AG	24,410	3,299,081
Samhallsbyggnadsbolaget i Norden AB(b)	810,980	2,231,931
SM Prime Holdings, Inc.	1,497,400	1,042,623
Swire Properties Ltd.	661,000	1,773,784
Vonovia SE	129,433	8,266,042
Wharf Real Estate Investment Co., Ltd.	308,000	1,185,424
Wihlborgs Fastigheter AB	79,120	1,426,093

		41,979,092

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Services – 0.1%
Unibail-Rodamco-Westfield(b)	21,490	$871,064

Residential REITs – 5.4%
American Campus Communities, Inc.	112,580	4,217,247
American Homes 4 Rent—Class A	188,450	5,327,481
Bluerock Residential Growth REIT, Inc.	80,910	700,681
Camden Property Trust	58,140	5,362,833
Daiwa Securities Living Investments Corp.	2,530	2,471,362
Essex Property Trust, Inc.	24,850	5,084,061
Independence Realty Trust, Inc.	399,940	4,859,271
Invitation Homes, Inc.	157,410	4,290,997
Killam Apartment Real Estate Investment Trust	296,860	3,567,311
Mid-America Apartment Communities, Inc.	53,440	6,232,707
Minto Apartment Real Estate Investment Trust	135,080	1,655,675
Sun Communities, Inc.	45,087	6,205,324

		49,974,950

Retail REITs – 3.4%
AEON REIT Investment Corp.	1,201	1,358,351
Brixmor Property Group, Inc.	427,850	4,689,236
CapitaLand Mall Trust	2,290,660	2,903,543
Eurocommercial Properties NV	143,900	1,570,822
Kenedix Retail REIT Corp.	349	667,953
Link REIT	552,901	4,219,662
National Retail Properties, Inc.	76,250	2,440,763
NETSTREIT Corp.(a)	80,766	1,416,636
Realty Income Corp.	83,270	4,818,002
Scentre Group	35,040	51,709
Simon Property Group, Inc.	21,242	1,334,210
SITE Centers Corp.	336,640	2,292,518
Vicinity Centres(b)	4,133,140	3,512,372

		31,275,777

Specialized REITs – 2.6%
American Tower Corp.	266	61,087
CubeSmart	142,530	4,836,043
Digital Realty Trust, Inc.	74,100	10,692,630
MGM Growth Properties LLC – Class A	103,196	2,729,534
National Storage Affiliates Trust	111,200	3,768,568
Safestore Holdings PLC	157,000	1,634,366
VICI Properties, Inc.	25,631	588,232
Weyerhaeuser Co.	10,735	292,958

		24,603,418

		318,406,267

Materials – 7.2%
Aluminum – 0.1%
Alcoa Corp.(a)	94,210	1,217,193

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Commodity Chemicals – 0.3%
Corteva, Inc.	3,247	$107,086
Mitsubishi Chemical Holdings Corp.	95,300	536,363
Mitsui Chemicals, Inc.	22,200	568,594
Orbia Advance Corp. SAB de CV	820,137	1,457,274

		2,669,317

Construction Materials – 0.4%
Fletcher Building Ltd.(a)	741,800	2,008,886
Grupo Cementos de Chihuahua SAB de CV	258,307	1,302,769

		3,311,655

Copper – 0.6%
Antofagasta PLC	148,718	1,983,033
First Quantum Minerals Ltd.	151,735	1,743,649
Lundin Mining Corp.	153,021	924,581
OZ Minerals Ltd.	76,876	803,076

		5,454,339

Diversified Chemicals – 0.1%
LANXESS AG	8,638	438,100
Sumitomo Chemical Co., Ltd.	107,500	351,652

		789,752

Diversified Metals & Mining – 2.0%
Anglo American PLC	96,931	2,274,309
BHP Group Ltd.	4,118	98,715
Boliden AB	62,472	1,703,555
Glencore PLC(a)	2,001,723	4,037,947
Korea Zinc Co., Ltd.	3,856	1,304,127
MMC Norilsk Nickel PJSC (ADR)(b)	50,427	1,197,641
Orocobre Ltd.(a)(b)	139,226	251,032
Rio Tinto PLC	118,498	6,702,408
Sumitomo Metal Mining Co., Ltd.	33,500	1,041,305

		18,611,039

Fertilizers & Agricultural Chemicals – 0.3%
FMC Corp.	620	63,699
Yara International ASA(b)	66,920	2,341,896

		2,405,595

Gold – 1.7%
Agnico Eagle Mines Ltd.	89,051	7,049,620
AngloGold Ashanti Ltd.	140,188	3,230,696
Northern Star Resources Ltd.	128,610	1,358,624
Polyus PJSC (GDR)(c)	16,782	1,643,794
Regis Resources Ltd.	331,590	973,258
St. Barbara Ltd.	565,140	1,062,720
Wheaton Precious Metals Corp.	1,509	69,249
Yamana Gold, Inc.	81,020	450,618

		15,838,579

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Paper Packaging – 0.1%
International Paper Co.	22,591	$988,357
Smurfit Kappa Group PLC	10,267	386,851

		1,375,208

Paper Products – 0.2%
Suzano SA(a)	217,400	1,896,299

Precious Metals & Minerals – 0.1%
Industrias Penoles SAB de CV	61,448	981,476
Pan American Silver Corp.	10,378	329,809

		1,311,285

Specialty Chemicals – 0.5%
Chr Hansen Holding A/S	3,037	306,463
Clariant AG	9,869	169,310
Evonik Industries AG	51,374	1,236,926
RPM International, Inc.	14,892	1,260,906
Sika AG	2,651	652,158
Teijin Ltd.	32,100	491,706
Umicore SA	12,360	476,494

		4,593,963

Steel – 0.8%
APERAM SA	62,500	1,677,291
ArcelorMittal SA(a)	145,738	1,976,211
Fortescue Metals Group Ltd.	6,420	78,539
Steel Dynamics, Inc.	2,118	66,675
Vale SA (Sponsored ADR) – Class B	328,285	3,469,972

		7,268,688

		66,742,912

Energy – 5.7%
Integrated Oil & Gas – 5.1%
BP PLC	1,752,598	4,470,322
Cenovus Energy, Inc.(b)	15,809	51,736
Chevron Corp.	133,354	9,268,103
Exxon Mobil Corp.	103,900	3,389,218
LUKOIL PJSC (Sponsored ADR)	20,260	1,035,083
PetroChina Co., Ltd. – Class H	10,028,000	2,816,236
Petroleo Brasileiro SA (Preference Shares)	864,400	2,853,238
Repsol SA	508,713	3,193,734
Royal Dutch Shell PLC – Class B	1,099,031	13,253,580
TOTAL SE	220,682	6,685,938

		47,017,188

Oil & Gas Equipment & Services – 0.0%
Baker Hughes Co. – Class A	5,720	84,484

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil & Gas Exploration & Production – 0.3%
Aker BP ASA(b)	72,823	$1,134,098
EOG Resources, Inc.	63,068	2,159,448

		3,293,546

Oil & Gas Refining & Marketing – 0.2%
ENEOS Holdings, Inc.	355,200	1,198,546
HollyFrontier Corp.	2,772	51,310
Motor Oil Hellas Corinth Refineries SA	81,278	759,932

		2,009,788

Oil & Gas Storage & Transportation – 0.1%
Cheniere Energy, Inc.(a)	11,180	535,187

		52,940,193

Software & Services – 2.0%
Application Software – 0.5%
Adobe, Inc.(a)	952	425,639
Cadence Design Systems, Inc.(a)	12,126	1,326,221
Constellation Software, Inc./Canada	476	499,684
Dropbox, Inc. – Class A(a)	31,881	582,147
Fair Isaac Corp.(a)	1,129	441,948
Intuit, Inc.	4,568	1,437,458
salesforce.com, Inc.(a)	181	42,041
WiseTech Global Ltd.	2,574	52,498
Zoom Video Communications, Inc. – Class A(a)	159	73,285

		4,880,921

Data Processing & Outsourced Services – 0.1%
Afterpay Ltd.(a)	1,877	127,803
Mastercard, Inc. – Class A	2,817	813,099
Visa, Inc. – Class A	2,472	449,187

		1,390,089

Internet Services & Infrastructure – 0.3%
GDS Holdings Ltd. (ADR)(a)	17,220	1,447,169
Shopify, Inc. – Class A(a)	861	793,745
VeriSign, Inc.(a)	1,629	310,650

		2,551,564

IT Consulting & Other Services – 0.2%
Atos SE(a)	7,837	535,391
EPAM Systems, Inc.(a)	1,218	376,301
Fujitsu Ltd.	5,000	591,573
International Business Machines Corp.	2,865	319,906

		1,823,171

Systems Software – 0.9%
Fortinet, Inc.(a)	3,170	349,873
Microsoft Corp.	17,291	3,500,909
NortonLifeLock, Inc.	48,646	1,000,648

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oracle Corp.	9,430	$529,117
ServiceNow, Inc.(a)	3,204	1,594,214
Trend Micro, Inc./Japan	9,800	548,948
VMware, Inc. – Class A(a)	6,509	837,904

		8,361,613

		19,007,358

Capital Goods – 1.5%
Aerospace & Defense – 0.0%
BAE Systems PLC	58,296	299,664

Agricultural & Farm Machinery – 0.2%
Deere & Co.	6,180	1,396,124

Building Products – 0.3%
Carrier Global Corp.	22,716	758,487
Cie de Saint-Gobain(a)	11,773	458,600
Masco Corp.	14,079	754,634
Otis Worldwide Corp.	11,345	695,222

		2,666,943

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	4,353	103,474
Kajima Corp.	28,200	301,329
Shimizu Corp.	60,600	420,767

		825,570

Construction & Farm Machinery & Heavy Trucks – 0.2%
Cummins, Inc.	4,281	941,349
Volvo AB – Class B(a)	20,946	407,131

		1,348,480

Electrical Components & Equipment – 0.2%
Acuity Brands, Inc.	11,373	1,013,789
Legrand SA	5,783	428,054
Prysmian SpA	22,445	610,782

		2,052,625

Heavy Electrical Equipment – 0.1%
Vestas Wind Systems A/S	4,819	826,767

Industrial Conglomerates – 0.0%
Toshiba Corp.	14,000	354,142

Industrial Machinery – 0.3%
Alfa Laval AB(a)	10,015	203,422
Atlas Copco AB – Class B	12,517	479,599
Mitsubishi Heavy Industries Ltd.	22,600	485,566

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Snap-on, Inc.	6,828	$1,075,615
Techtronic Industries Co., Ltd.	31,000	417,550

		2,661,752

Trading Companies & Distributors – 0.1%
WW Grainger, Inc.	3,524	1,233,471

		13,665,538

Pharmaceuticals & Biotechnology – 1.3%
Biotechnology – 0.2%
AbbVie, Inc.	8,141	692,799
BeiGene Ltd. (Sponsored ADR)(a)	446	132,248
Gilead Sciences, Inc.	5,075	295,111
Sarepta Therapeutics, Inc.(a)	1,049	142,570
Vertex Pharmaceuticals, Inc.(a)	2,298	478,811

		1,741,539

Life Sciences Tools & Services – 0.5%
Bio-Rad Laboratories, Inc. – Class A(a)	2,309	1,354,044
Eurofins Scientific SE(a)	543	432,402
Lonza Group AG	1,275	772,535
Mettler-Toledo International, Inc.(a)	613	611,719
Sartorius Stedim Biotech	1,973	748,181
Waters Corp.(a)	1,549	345,148

		4,264,029

Pharmaceuticals – 0.6%
AstraZeneca PLC	4,970	499,015
Eli Lilly & Co.	9,188	1,198,667
Johnson & Johnson	556	76,233
Merck & Co., Inc.	13,240	995,781
Novartis AG	635	49,481
Novo Nordisk A/S – Class B	13,769	877,989
Pfizer, Inc.	14,630	519,072
Roche Holding AG	3,797	1,220,095
Takeda Pharmaceutical Co., Ltd.	7,100	219,408
Zoetis, Inc.	2,271	360,067

		6,015,808

		12,021,376

Food Beverage & Tobacco – 1.2%
Brewers – 0.0%
Heineken Holding NV	1,063	81,917
Kirin Holdings Co., Ltd.	14,500	261,411

		343,328

Packaged Foods & Meats – 0.9%
a2 Milk Co., Ltd. (The)(a)	37,297	361,153
Ajinomoto Co., Inc.	11,800	237,071
Hershey Co. (The)	7,390	1,015,829

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kellogg Co.	11,235	$706,569
Mowi ASA(b)	136,535	2,156,974
Nestle SA	8,623	969,897
Tyson Foods, Inc. – Class A	41,850	2,395,076
WH Group Ltd.(c)	329,500	259,523

		8,102,092

Soft Drinks – 0.0%
Monster Beverage Corp.(a)	1,553	118,913

Tobacco – 0.3%
Altria Group, Inc.	28,946	1,044,372
Philip Morris International, Inc.	17,662	1,254,355
Swedish Match AB	6,410	481,920

		2,780,647

		11,344,980

Retailing – 1.2%
Automotive Retail – 0.1%
O’Reilly Automotive, Inc.(a)	2,734	1,193,664

Computer & Electronics Retail – 0.1%
Best Buy Co., Inc.	3,621	403,923
Hikari Tsushin, Inc.	900	211,090

		615,013

Department Stores – 0.1%
Next PLC	10,362	782,606

General Merchandise Stores – 0.0%
Dollar General Corp.	1,415	295,325

Home Improvement Retail – 0.3%
Home Depot, Inc. (The)	3,729	994,562
Lowe’s Cos., Inc.	9,585	1,515,388

		2,509,950

Internet & Direct Marketing Retail – 0.6%
Amazon.com, Inc.(a)	1,140	3,461,211
Booking Holdings, Inc.(a)	76	123,310
eBay, Inc.	21,905	1,043,335
Zalando SE(a)(c)	7,743	721,062

		5,348,918

		10,745,476

Media & Entertainment – 1.0%
Advertising – 0.0%
Omnicom Group, Inc.	4,539	214,241

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Cable & Satellite – 0.1%
Liberty Broadband Corp.(a)	3,873	$548,843

Interactive Home Entertainment – 0.2%
Activision Blizzard, Inc.	6,344	480,431
Electronic Arts, Inc.(a)	9,590	1,149,170
Nintendo Co., Ltd.	1,400	756,964

		2,386,565

Interactive Media & Services – 0.6%
Alphabet, Inc. – Class A(a)	607	980,979
Alphabet, Inc. – Class C(a)	478	774,843
Facebook, Inc. – Class A(a)	11,941	3,141,796
Z Holdings Corp.	98,400	686,149

		5,583,767

Movies & Entertainment – 0.1%
Netflix, Inc.(a)	2,062	980,976

		9,714,392

Technology Hardware & Equipment – 0.9%
Communications Equipment – 0.1%
Nokia Oyj(a)	93,833	316,329
Telefonaktiebolaget LM Ericsson – Class B	26,791	299,109

		615,438

Electronic Components – 0.0%
TDK Corp.	2,000	235,201

Electronic Equipment & Instruments – 0.1%
Hitachi Ltd.	18,800	633,641

Technology Distributors – 0.1%
Arrow Electronics, Inc.(a)	15,106	1,176,606

Technology Hardware, Storage & Peripherals – 0.6%
Apple, Inc.	48,752	5,307,143

		7,968,029

Utilities – 0.9%
Electric Utilities – 0.5%
Endesa SA	13,936	373,892
Enel SpA	385,780	3,067,145
Red Electrica Corp. SA	29,704	523,221
Terna Rete Elettrica Nazionale SpA	87,902	593,495

		4,557,753

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gas Utilities – 0.2%
Snam SpA	116,903	$570,029
UGI Corp.	37,342	1,207,640

		1,777,669

Independent Power Producers & Energy Traders – 0.1%
AES Corp. (The)	26,746	521,547

Multi-Utilities – 0.1%
Sempra Energy	8,349	1,046,631

		7,903,600

Semiconductors & Semiconductor Equipment – 0.7%
Semiconductor Equipment – 0.3%
Applied Materials, Inc.	20,622	1,221,441
ASML Holding NV	2,301	832,508
Lam Research Corp.	1,497	512,094

		2,566,043

Semiconductors – 0.4%
Intel Corp.	30,530	1,351,868
QUALCOMM, Inc.	14,035	1,731,358
STMicroelectronics NV	22,296	680,122
Texas Instruments, Inc.	1,040	150,374

		3,913,722

		6,479,765

Diversified Financials – 0.7%
Asset Management & Custody Banks – 0.1%
Ameriprise Financial, Inc.	1,908	306,864
Magellan Financial Group Ltd.	6,334	245,496

		552,360

Financial Exchanges & Data – 0.3%
FactSet Research Systems, Inc.	3,437	1,053,441
Moody’s Corp.	3,077	808,943
S&P Global, Inc.	2,644	853,298

		2,715,682

Investment Banking & Brokerage – 0.1%
Goldman Sachs Group, Inc. (The)	5,884	1,112,311
Nomura Holdings, Inc.	122,500	548,609

		1,660,920

Multi-Sector Holdings – 0.1%
Kinnevik AB – Class B(a)	18,439	755,057

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Other Diversified Financial Services – 0.1%
M&G PLC	406,685	$773,582

		6,457,601

Health Care Equipment & Services – 0.7%
Health Care Distributors – 0.1%
AmerisourceBergen Corp. – Class A	11,608	1,115,181

Health Care Equipment – 0.2%
Edwards Lifesciences Corp.(a)	14,950	1,071,765
Fisher & Paykel Healthcare Corp., Ltd.	21,308	492,947
Insulet Corp.(a)	870	193,358

		1,758,070

Health Care Supplies – 0.1%
Coloplast A/S – Class B	3,896	569,763

Health Care Technology – 0.1%
Cerner Corp.	17,195	1,205,197

Managed Health Care – 0.2%
Humana, Inc.	2,079	830,103
Molina Healthcare, Inc.(a)	4,782	891,700

		1,721,803

		6,370,014

Consumer Durables & Apparel – 0.7%
Apparel, Accessories & Luxury Goods – 0.1%
Pandora A/S	7,725	612,820
Ralph Lauren Corp.	1,545	103,283

		716,103

Homebuilding – 0.5%
Construtora Tenda SA	187,200	876,305
Corp. GEO SAB de CV Series B(a)(d)(e)	1,321	– 0	–
Desarrolladora Homex SAB de CV(a)	1,590	3
MRV Engenharia e Participacoes SA	203,700	598,183
Persimmon PLC	42,440	1,284,935
PulteGroup, Inc.	40,190	1,638,144
Urbi Desarrollos Urbanos SAB de CV(a)	9	6

		4,397,576

Household Appliances – 0.1%
Electrolux AB – Class B(b)	24,486	552,119
SEB SA	687	111,647
Whirlpool Corp.	3,077	569,122

		1,232,888

		6,346,567

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Transportation – 0.6%
Air Freight & Logistics – 0.1%
United Parcel Service, Inc. – Class B	4,216	$662,376
Yamato Holdings Co., Ltd.	18,900	500,292

		1,162,668

Highways & Railtracks – 0.4%
Transurban Group(b)	406,135	3,845,966

Railroads – 0.0%
Canadian Pacific Railway Ltd.	1,285	384,005

Trucking – 0.1%
Nippon Express Co., Ltd.	9,700	543,971

		5,936,610

Insurance – 0.5%
Life & Health Insurance – 0.4%
AIA Group Ltd.	6,400	60,910
CNP Assurances(a)	46,989	529,972
iA Financial Corp., Inc.	9,277	323,229
Japan Post Holdings Co., Ltd.	22,100	151,638
Legal & General Group PLC	53,589	128,485
Manulife Financial Corp.(b)	11,835	160,429
MetLife, Inc.	25,179	953,025
Prudential Financial, Inc.	18,388	1,177,200
Sun Life Financial, Inc.	11,728	466,638

		3,951,526

Multi-line Insurance – 0.1%
Ageas SA/NV	1,174	47,276
Aviva PLC	114,736	382,710

		429,986

		4,381,512

Consumer Services – 0.4%
Casinos & Gaming – 0.1%
Aristocrat Leisure Ltd.	22,379	450,640
La Francaise des Jeux SAEM(c)	14,741	552,967

		1,003,607

Hotels, Resorts & Cruise Lines – 0.1%
Hilton Grand Vacations, Inc.(a)	81,790	1,684,874

Leisure Facilities – 0.1%
Planet Fitness, Inc.(a)	13,700	811,999

Restaurants – 0.1%
Domino’s Pizza, Inc.	1,267	479,332

		3,979,812

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Banks – 0.4%
Diversified Banks – 0.2%
BNP Paribas SA(a)	11,709	$408,348
FinecoBank Banca Fineco SpA(a)	42,915	589,217
JPMorgan Chase & Co.	4,066	398,631
Societe Generale SA(a)	20,719	281,528

		1,677,724

Regional Banks – 0.2%
Mebuki Financial Group, Inc.	228,900	459,904
Signature Bank/New York NY	5,669	457,715
SVB Financial Group(a)	3,549	1,031,694

		1,949,313

		3,627,037

Automobiles & Components – 0.2%
Auto Parts & Equipment – 0.1%
Aisin Seiki Co., Ltd.	17,200	521,127
JTEKT Corp.	44,500	354,609
Lear Corp.	1,412	170,584
Magna International, Inc. – Class A (Canada)	9,043	461,754

		1,508,074

Automobile Manufacturers – 0.1%
General Motors Co.	15,475	534,352
Tesla, Inc.(a)	385	149,395

		683,747

Tires & Rubber – 0.0%
Sumitomo Rubber Industries Ltd.	8,400	73,888

		2,265,709

Household & Personal Products – 0.2%
Household Products – 0.1%
Kimberly-Clark Corp.	2,064	273,666
Procter & Gamble Co. (The)	3,597	493,148

		766,814

Personal Products – 0.1%
Unilever NV(b)	5,438	306,561
Unilever PLC	15,639	891,248

		1,197,809

		1,964,623

Commercial & Professional Services – 0.2%
Diversified Support Services – 0.1%
Cintas Corp.	208	65,426
Copart, Inc.(a)	509	56,173

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ever Sunshine Lifestyle Services Group Ltd.(c)	560,120	$968,535

		1,090,134

Environmental & Facilities Services – 0.0%
Rollins, Inc.	1,027	59,412

Human Resource & Employment Services – 0.1%
Adecco Group AG	771	37,805
Persol Holdings Co., Ltd.(b)	7,600	115,111
Randstad NV(a)	6,179	308,311

		461,227

Research & Consulting Services – 0.0%
RELX PLC (London)	17,832	352,858

		1,963,631

Food & Staples Retailing – 0.2%
Food Retail – 0.1%
Empire Co., Ltd. – Class A	10,543	287,652
J Sainsbury PLC	66,431	173,400
Koninklijke Ahold Delhaize NV	24,464	670,700
Kroger Co. (The)	2,539	81,781

		1,213,533

Hypermarkets & Super Centers – 0.1%
Aeon Co., Ltd.	2,200	56,206
Coles Group Ltd.	41,820	522,426

		578,632

		1,792,165

Telecommunication Services – 0.1%
Integrated Telecommunication Services – 0.0%
Telenor ASA	29,449	455,054

Wireless Telecommunication Services – 0.1%
SoftBank Corp.	31,100	361,925
SoftBank Group Corp.	2,500	162,835

		524,760

		979,814

Total Common Stocks (cost $636,920,170)		583,004,981

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 4.1%
Japan – 4.1%
Japanese Government CPI Linked Bond Series 21 0.10%, 03/10/2026 (cost $36,641,624)	JPY	3,996,280	$37,979,829

		Shares
INVESTMENT COMPANIES – 3.3%
Funds and Investment Trusts – 3.3%(f)
iShares MSCI Global Metals & Mining Producers ETF(b)		381,656	10,174,949
VanEck Vectors Agribusiness ETF(b)		54,379	3,609,678
VanEck Vectors Gold Miners ETF		213,115	7,989,681
Vanguard Global ex-U.S. Real Estate ETF		138,350	6,499,683
Vanguard Real Estate ETF		36,480	2,794,003

Total Investment Companies (cost $27,171,745)			31,067,994

SHORT-TERM INVESTMENTS – 24.7%
Investment Companies – 24.7%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.03%(f)(g)(h) cost $229,369,414)		229,369,414	229,369,414

Total Investments Before Security Lending Collateral for Securities Loaned – 94.9% (cost $930,102,953)			881,422,218

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(f)(g)(h) (cost $6,911,120)		6,911,120	6,911,120

Total Investments – 95.6% (cost $937,014,073)			888,333,338
Other assets less liabilities – 4.4%			40,795,193

Net Assets – 100.0%			$929,128,531

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	212	April 2021	$8,488,480	$270,631
Brent Crude Futures	159	October 2021	6,593,730	192,487
Brent Crude Futures	108	April 2022	4,602,960	53,553
Brent Crude Futures	104	October 2022	4,534,400	3,354
Cattle Feeder Futures	21	January 2021	1,408,312	83,315
Cocoa Futures	33	March 2021	760,650	(23,771)
Copper Futures	32	December 2020	2,438,000	116,574
Cotton No.2 Futures	44	December 2020	1,516,240	21,870
Gold 100 OZ Futures	34	December 2020	6,391,660	(121,718)
LME Nickel Futures	63	December 2020	5,723,298	724,594
LME Nickel Futures	10	January 2021	909,330	(54,003)
LME Primary Aluminum Futures	59	December 2020	2,733,175	96,726
LME Zinc Futures	44	November 2020	2,766,775	269,790
LME Zinc Futures	16	January 2021	1,009,000	(22,512)
MSCI EAFE Futures	79	December 2020	7,046,405	(475,446)
Natural Gas Futures	1,040	November 2020	34,881,600	6,892,221
S&P 500 E-Mini Futures	227	December 2020	37,054,345	(1,420,643)
S&P/TSX 60 Index Futures	7	December 2020	972,424	(52,147)
Soybean Meal Futures	272	December 2020	10,297,920	2,116,132
Soybean Oil Futures	443	December 2020	8,933,538	1,008,969
WTI Crude Futures	220	May 2021	8,375,400	615,802
WTI Crude Futures	175	November 2021	6,872,250	469,210
WTI Crude Futures	119	May 2022	4,752,860	216,178
WTI Crude Futures	115	November 2022	4,671,300	137,375

Sold Contracts
Brent Crude Futures	39	November 2020	1,479,660	114,583
Coffee ‘C’ Futures	19	December 2020	743,850	33,756
Corn Futures	116	December 2020	2,311,300	18,182
Japan 10 Yr Bond (OSE) Futures	10	December 2020	14,506,901	(11,047)
LME Nickel Futures	63	December 2020	5,723,298	(965,344)
LME Primary Aluminum Futures	59	December 2020	2,733,175	(121,235)
LME Zinc Futures	44	November 2020	2,766,775	(111,638)
MSCI Emerging Markets Futures	131	December 2020	7,217,445	(73,939)
Silver Futures	20	December 2020	2,364,600	(97,945)
WTI Crude Futures	39	November 2020	1,395,810	174,453

				$10,078,367

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	2,344	SGD	3,184	01/07/2021	$(12,442)
Australia and New Zealand Banking Group Ltd.	USD	4,843	THB	152,033	01/07/2021	33,348
Bank of America, NA	KRW	2,835,017	USD	2,382	11/10/2020	(111,258)
Bank of America, NA	USD	4,233	KRW	5,022,793	11/10/2020	183,389
Bank of America, NA	USD	2,329	CAD	3,055	12/10/2020	(35,985)
Barclays Bank PLC	KRW	2,281,959	USD	1,925	11/10/2020	(81,663)
Barclays Bank PLC	PHP	407,786	USD	8,419	11/10/2020	13,526
Barclays Bank PLC	PHP	113,846	USD	2,319	11/10/2020	(27,426)
Barclays Bank PLC	USD	5,932	PHP	288,706	11/10/2020	18,981
Barclays Bank PLC	USD	11,453	PHP	554,833	11/10/2020	(16,599)
Barclays Bank PLC	CNY	99,181	USD	14,716	11/18/2020	(69,809)
Barclays Bank PLC	TWD	43,553	USD	1,511	11/18/2020	(19,625)
Barclays Bank PLC	USD	14,958	AUD	21,260	11/18/2020	(12,967)
Barclays Bank PLC	USD	3,099	CHF	2,825	11/18/2020	(16,474)
Barclays Bank PLC	USD	25,808	CNY	176,377	11/18/2020	485,344
Barclays Bank PLC	USD	2,659	EUR	2,269	11/18/2020	(15,406)
Barclays Bank PLC	USD	1,332	GBP	1,027	11/18/2020	(1,869)
Barclays Bank PLC	USD	941	TWD	26,812	11/18/2020	1,172
Barclays Bank PLC	USD	625	RUB	49,704	11/19/2020	(103)
Barclays Bank PLC	USD	8,213	ZAR	138,077	11/27/2020	247,486
Barclays Bank PLC	ZAR	130,396	USD	7,905	11/27/2020	(85,517)
Barclays Bank PLC	CAD	15,128	USD	11,393	12/10/2020	36,135
Barclays Bank PLC	USD	549	CAD	729	12/10/2020	(1,741)
Barclays Bank PLC	JPY	131,904	USD	1,263	12/11/2020	2,324
Barclays Bank PLC	CNY	30,910	USD	4,619	12/17/2020	19,651
Barclays Bank PLC	HKD	257,719	USD	33,243	12/17/2020	1,238
Barclays Bank PLC	IDR	34,931,470	USD	2,340	01/15/2021	(5,016)
Barclays Bank PLC	USD	5,228	INR	385,822	01/15/2021	(89,134)
Barclays Bank PLC	MYR	9,812	USD	2,339	03/25/2021	(7,001)
Barclays Bank PLC	USD	2,359	MYR	9,812	03/25/2021	(12,398)
BNP Paribas SA	BRL	16,763	USD	3,025	11/04/2020	103,160
BNP Paribas SA	USD	2,904	BRL	16,763	11/04/2020	17,134
BNP Paribas SA	USD	4,276	ILS	14,726	11/12/2020	40,466
BNP Paribas SA	NOK	46,814	USD	5,036	11/18/2020	132,636
BNP Paribas SA	CAD	2,954	USD	2,224	12/10/2020	6,232
BNP Paribas SA	HUF	223,581	USD	722	12/23/2020	12,388
Citibank, NA	ILS	2,300	USD	675	11/12/2020	629
Citibank, NA	CLP	2,952,357	USD	3,862	11/13/2020	44,593
Citibank, NA	CLP	2,562,443	USD	3,251	11/13/2020	(62,505)
Citibank, NA	COP	15,652,143	USD	4,134	11/13/2020	91,246
Citibank, NA	GBP	1,373	EUR	1,502	11/19/2020	(28,545)
Citibank, NA	USD	1,177	CHF	1,069	11/19/2020	(10,466)
Citibank, NA	USD	2,298	GBP	1,778	11/19/2020	4,662
Citibank, NA	USD	1,462	GBP	1,126	11/19/2020	(3,245)
Citibank, NA	USD	2,357	RUB	181,657	11/19/2020	(74,362)
Citibank, NA	JPY	143,766	USD	1,362	12/11/2020	(12,171)
Citibank, NA	USD	4,682	JPY	494,270	12/11/2020	41,843
Citibank, NA	USD	13,739	CNY	92,339	12/17/2020	(294)
Citibank, NA	EUR	19,381	USD	22,792	12/18/2020	195,866
Citibank, NA	CZK	285,390	USD	12,376	12/23/2020	166,360

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	KRW	2,277,854	USD	1,986	11/10/2020	$(16,627)
Credit Suisse International	CAD	5,218	USD	3,909	11/18/2020	(8,251)
Credit Suisse International	JPY	156,853	USD	1,505	11/18/2020	6,954
Credit Suisse International	NOK	36,124	USD	3,803	11/18/2020	19,577
Credit Suisse International	NZD	2,961	USD	1,963	11/18/2020	5,025
Credit Suisse International	SEK	96,005	USD	10,802	11/18/2020	11,293
Credit Suisse International	USD	1,999	CHF	1,818	11/19/2020	(15,575)
Credit Suisse International	ZAR	46,839	USD	2,763	11/27/2020	(107,165)
Credit Suisse International	USD	2,322	CAD	3,051	12/10/2020	(31,490)
Credit Suisse International	MXN	48,628	USD	2,306	12/11/2020	22,909
Credit Suisse International	MXN	35,397	USD	1,647	12/11/2020	(15,127)
Credit Suisse International	USD	3,936	MXN	84,906	12/11/2020	50,469
Credit Suisse International	SEK	50,895	EUR	4,908	12/18/2020	(182)
Credit Suisse International	USD	3,194	CZK	74,702	12/23/2020	2,190
Deutsche Bank AG	USD	8,620	PHP	419,669	11/10/2020	29,628
Deutsche Bank AG	CLP	1,388,408	USD	1,728	11/13/2020	(67,620)
Deutsche Bank AG	PEN	45,093	USD	12,685	11/13/2020	212,647
Deutsche Bank AG	USD	2,636	CLP	2,036,343	11/13/2020	(2,743)
Deutsche Bank AG	USD	1,731	PEN	6,248	11/13/2020	(2,419)
Deutsche Bank AG	USD	1,786	GBP	1,376	11/19/2020	(3,657)
Deutsche Bank AG	USD	2,434	ZAR	41,052	11/27/2020	81,571
Deutsche Bank AG	USD	11,609	INR	860,774	01/15/2021	(143,593)
Goldman Sachs Bank USA	BRL	2,496	USD	442	11/04/2020	7,005
Goldman Sachs Bank USA	BRL	19,259	USD	3,337	11/04/2020	(19,685)
Goldman Sachs Bank USA	USD	432	BRL	2,496	11/04/2020	2,551
Goldman Sachs Bank USA	USD	3,412	BRL	19,259	11/04/2020	(55,569)
Goldman Sachs Bank USA	KRW	1,318,474	USD	1,164	11/10/2020	4,184
Goldman Sachs Bank USA	PHP	741,577	USD	15,160	11/10/2020	(125,168)
Goldman Sachs Bank USA	USD	2,341	KRW	2,650,208	11/10/2020	(10,435)
Goldman Sachs Bank USA	CLP	7,272,140	USD	9,495	11/13/2020	91,830
Goldman Sachs Bank USA	CLP	1,026,294	USD	1,289	11/13/2020	(37,549)
Goldman Sachs Bank USA	COP	6,381,605	USD	1,659	11/13/2020	11,066
Goldman Sachs Bank USA	COP	1,923,742	USD	492	11/13/2020	(4,952)
Goldman Sachs Bank USA	USD	928	CLP	731,897	11/13/2020	18,712
Goldman Sachs Bank USA	USD	3,855	CLP	2,952,357	11/13/2020	(37,281)
Goldman Sachs Bank USA	TWD	161,900	USD	5,596	11/18/2020	(94,895)
Goldman Sachs Bank USA	RUB	105,908	USD	1,347	11/19/2020	15,883
Goldman Sachs Bank USA	USD	9,207	RUB	708,281	11/19/2020	(307,749)
Goldman Sachs Bank USA	BRL	2,496	USD	433	12/02/2020	(1,715)
Goldman Sachs Bank USA	USD	442	BRL	2,496	12/02/2020	(7,252)
Goldman Sachs Bank USA	MXN	35,809	USD	1,677	12/11/2020	(4,071)
Goldman Sachs Bank USA	USD	12,561	JPY	1,310,360	12/11/2020	(39,433)
Goldman Sachs Bank USA	CNY	12,333	USD	1,825	12/17/2020	(10,291)
Goldman Sachs Bank USA	USD	5,490	SGD	7,463	01/07/2021	(26,541)
Goldman Sachs Bank USA	USD	8,191	IDR	122,772,598	01/15/2021	51,651
HSBC Bank USA	GBP	7,659	USD	9,951	11/18/2020	28,017
HSBC Bank USA	USD	15,536	CAD	20,439	11/18/2020	(194,636)
HSBC Bank USA	USD	20,446	SEK	179,836	11/18/2020	(233,136)
HSBC Bank USA	MXN	49,577	USD	2,273	12/11/2020	(54,291)
HSBC Bank USA	PLN	8,839	USD	2,279	12/23/2020	45,446
JPMorgan Chase Bank, NA	USD	3,482	KRW	4,030,344	11/10/2020	62,117
JPMorgan Chase Bank, NA	USD	2,340	ILS	7,995	11/12/2020	3,007
JPMorgan Chase Bank, NA	COP	17,180,990	USD	4,621	11/13/2020	183,652
JPMorgan Chase Bank, NA	COP	5,700,534	USD	1,459	11/13/2020	(13,650)

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	TRY	7,415	EUR	764	12/01/2020	$17,953
JPMorgan Chase Bank, NA	USD	4,170	MXN	89,465	12/11/2020	30,542
JPMorgan Chase Bank, NA	DKK	13,651	USD	2,160	01/15/2021	20,660
Morgan Stanley & Co., Inc.	USD	2,292	KRW	2,669,431	11/10/2020	54,708
Morgan Stanley & Co., Inc.	ILS	38,657	USD	11,366	11/12/2020	35,466
Morgan Stanley & Co., Inc.	CHF	652	USD	720	11/19/2020	8,154
Morgan Stanley & Co., Inc.	EUR	1,502	GBP	1,367	11/19/2020	21,051
Morgan Stanley & Co., Inc.	GBP	451	USD	582	11/19/2020	(2,114)
Morgan Stanley & Co., Inc.	USD	930	CHF	853	11/19/2020	175
Morgan Stanley & Co., Inc.	USD	719	CHF	652	11/19/2020	(7,845)
Morgan Stanley & Co., Inc.	USD	1,808	GBP	1,373	11/19/2020	(29,665)
Morgan Stanley & Co., Inc.	USD	3,531	ZAR	58,761	11/27/2020	69,850
Morgan Stanley & Co., Inc.	ZAR	21,676	USD	1,259	11/27/2020	(69,229)
Morgan Stanley & Co., Inc.	EUR	3,870	USD	4,572	12/18/2020	59,859
Morgan Stanley & Co., Inc.	USD	9,505	EUR	8,045	12/18/2020	(125,229)
Morgan Stanley & Co., Inc.	NZD	2,855	USD	1,901	12/22/2020	13,212
Morgan Stanley & Co., Inc.	AUD	2,262	USD	1,613	01/12/2021	22,855
Natwest Markets PLC	USD	2,391	KRW	2,835,017	11/10/2020	102,290
Natwest Markets PLC	USD	4,334	TWD	127,440	11/10/2020	137,651
Natwest Markets PLC	CHF	17,814	USD	19,602	11/18/2020	166,302
Natwest Markets PLC	USD	2,300	TWD	66,196	11/18/2020	26,851
Natwest Markets PLC	USD	5,829	MXN	125,320	12/11/2020	54,911
Societe Generale	GBP	587	USD	761	11/19/2020	515
Standard Chartered Bank	KRW	2,740,834	USD	2,317	11/10/2020	(93,121)
Standard Chartered Bank	USD	12,388	NZD	18,696	11/18/2020	(26,608)
Standard Chartered Bank	INR	84,323	USD	1,130	01/15/2021	6,600
Standard Chartered Bank	NOK	15,859	USD	1,718	01/15/2021	56,946
Standard Chartered Bank	USD	3,605	TWD	99,809	07/07/2021	42,082
State Street Bank & Trust Co.	CHF	691	USD	762	11/19/2020	7,995
State Street Bank & Trust Co.	GBP	1,483	USD	1,916	11/19/2020	(6,004)
State Street Bank & Trust Co.	USD	988	CHF	905	11/19/2020	138
State Street Bank & Trust Co.	USD	580	CHF	527	11/19/2020	(4,741)
State Street Bank & Trust Co.	TRY	3,721	EUR	379	12/01/2020	3,959
State Street Bank & Trust Co.	JPY	114,921	USD	1,085	12/11/2020	(12,990)
State Street Bank & Trust Co.	USD	952	HKD	7,381	12/17/2020	(52)
State Street Bank & Trust Co.	EUR	556	USD	654	12/18/2020	5,836
State Street Bank & Trust Co.	USD	1,175	THB	36,774	01/07/2021	4,510
State Street Bank & Trust Co.	USD	1,699	AUD	2,381	01/12/2021	(25,144)
State Street Bank & Trust Co.	SEK	13,707	USD	1,556	01/15/2021	13,821
UBS AG	KRW	2,574,894	USD	2,266	11/10/2020	2,311
UBS AG	TWD	127,440	USD	4,340	11/10/2020	(132,224)
UBS AG	AUD	38,674	USD	27,429	11/18/2020	242,637
UBS AG	EUR	8,952	USD	10,555	11/18/2020	125,467
UBS AG	USD	12,589	JPY	1,326,807	11/18/2020	86,124
UBS AG	GBP	3,145	USD	4,090	11/19/2020	16,289
UBS AG	ZAR	38,979	USD	2,352	11/27/2020	(36,785)
UBS AG	USD	2,312	TRY	18,608	12/01/2020	(123,935)
UBS AG	JPY	9,481,529	USD	90,018	12/11/2020	(589,176)
UBS AG	USD	38,293	JPY	4,166,878	12/11/2020	1,526,291
UBS AG	USD	710	HUF	223,581	12/23/2020	(744)

						$2,058,829

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	USD	246,010	04/26/2027	1.705%	CPI	#	Maturity	$3,524,811	$—	$3,524,811
Goldman Sachs International	USD	69,760	04/26/2027	2.175%	CPI	#	Maturity	(726,802)	—	(726,802)
Goldman Sachs International	USD	110,190	04/25/2030	1.900%	CPI	#	Maturity	1,481,442	—	1,481,442
JPMorgan Chase Bank, NA	USD	34,880	04/26/2027	2.183%	CPI	#	Maturity	(377,304)	—	(377,304)

								$3,902,147	$—	$3,902,147

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
Bloomberg Industrial Metals Subindex 3 Month Forward	0.12%	Annual	USD	45,989	12/15/2020	$146,736
Bloomberg Industrial Metals Subindex 3 Month Forward	0.12%	Annual	USD	3,314	12/15/2020	10,482
Bloomberg Precious Metals Subindex	0.08%	Annual	USD	61,962	12/15/2020	(4,497,807)
Bloomberg Softs Subindex 3 Month Forward	0.18%	Annual	USD	2,159	12/15/2020	16,433
JPMorgan JMABRF34 Index(1)	0.60%	Annual	USD	26,199	12/15/2020	(1,412,947)
Merrill Lynch International
Bloomberg Grains Subindex 3 Month Forward	0.13%	Annual	USD	46,552	12/15/2020	3,294,104
Bloomberg Livestock Subindex 3 Month Forward	0.15%	Maturity	USD	7,146	12/15/2020	– 0	–
Bloomberg Livestock Subindex 3 Month Forward	0.19%	Annual	USD	7,179	12/15/2020	(324,340)
Bloomberg Softs Subindex 3 Month Forward	0.18%	Annual	USD	20,138	12/15/2020	153,249

Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.18%	Quarterly	USD	27,797	12/15/2020	2,105,054
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Minus 0.12%	Quarterly	USD	29,013	04/15/2021	1,707,273
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.14%	Quarterly	USD	9,289	08/16/2021	428,959
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.20%	Quarterly	USD	10,774	09/15/2021	646,094

						$2,273,290

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
UBS AG
USD/JPY 09/30/2021*	7.85%	Maturity	1,342	$(103,168)	$—	$(103,168)

*	Termination date

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $14,803,747 or 1.6% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rate

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REIT – Real Estate Investment Trust

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the (long/(short)) commodity basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of October 31, 2020.

Security Description	Current Notional	Percent of Basket’s Value
Natural Gas Futures 01/2021	$(5,928,703)	(22.7)%
LME Zinc Futures 01/2021	(5,723,100)	(21.9)%
LME Zinc Futures 05/2021	5,720,640	21.9%
Natural Gas Futures 03/2021	5,694,944	21.8%
Soybean Meal Futures 01/2021	(5,688,311)	(21.8)%
LME Primary Aluminum Futures 01/2021	(5,658,150)	(21.7)%
KC HRW Wheat Futures 12/2020	(5,650,173)	(21.6)%
Copper Futures 05/2021	5,624,399	21.5%
Copper Futures 12/2020	(5,623,242)	(21.5)%
KC HRW Wheat Futures 05/2021	5,622,421	21.5%
Sugar #11 (World) Futures 03/2021	(5,591,109)	(21.4)%
LME Nickel Futures 01/2021	(5,581,943)	(21.4)%
LME Nickel Futures 05/2021	5,580,137	21.4%
LME Primary Aluminum Futures 05/2021	5,575,303	21.3%
Cotton No. 2 Futures 05/2021	5,549,616	21.2%
Wheat (CBT) Futures 12/2020	(5,549,354)	(21.2)%
Cotton No. 2 Futures 12/2020	(5,528,884)	(21.2)%
Soybean Meal Futures 05/2021	5,528,667	21.2%
Wheat (CBT) Futures 05/2021	5,517,073	21.1%
Lean Hogs Futures 12/2020	(5,516,663)	(21.1)%
Corn Futures 12/2020	(5,504,990)	(21.1)%
Sugar #11 (World) Futures 05/2021	5,472,734	20.9%
Corn Futures 05/2021	5,454,558	20.9%
Soybean Oil Futures 01/2021	(5,453,104)	(20.9)%
Soybean Futures 01/2021	(5,451,617)	(20.9)%
Soybean Futures 05/2021	5,433,556	20.8%
Soybean Oil Futures 05/2021	5,375,171	20.6%
Coffee ‘C’ Futures 05/2021	5,179,937	19.8%
Coffee ‘C’ Futures 12/2020	(5,156,525)	(19.7)%
Live Cattle Futures 12/2020	(5,120,739)	(19.6)%
Live Cattle Futures 04/2021	5,093,573	19.5%
NY Harbor ULSD Futures 01/2021	(5,046,029)	(19.3)%
Lean Hogs Futures 04/2021	5,012,596	19.2%
NY Harbor ULSD Futures 05/2021	4,990,010	19.1%
WTI Crude Futures 05/2021	4,921,226	18.8%
Brent Crude Futures 05/2021	4,884,945	18.7%
WTI Crude Futures 01/2021	(4,857,796)	(18.6)%
Gasoline RBOB Futures 05/2021	4,856,865	18.6%
Gasoline RBOB Futures 01/2021	(4,849,745)	(18.6)%
Brent Crude Futures 01/2021	(4,840,847)	(18.5)%

See notes to consolidated financial statements.

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $700,733,539)	$652,052,804	(a)
Affiliated issuers (cost $236,280,534—including investment of cash collateral for securities loaned of $6,911,120)	236,280,534
Cash	314,488
Cash collateral due from broker	43,598,933
Foreign currencies, at value (cost $9,339,784)	9,297,047
Unrealized appreciation on total return swaps	8,508,384
Unrealized appreciation on forward currency exchange contracts	5,851,204
Unrealized appreciation on inflation swaps	5,006,253
Unaffiliated dividends and interest receivable	1,247,701
Receivable for variation margin on futures	594,853
Receivable for capital stock sold	272,148
Receivable for terminated total return swaps	31,349
Affiliated dividends receivable	5,058

Total assets	963,060,756

Liabilities
Cash collateral due to broker	11,658,000
Payable for collateral received on securities loaned	6,911,120
Unrealized depreciation on total return swaps	6,235,094
Unrealized depreciation on forward currency exchange contracts	3,792,375
Payable for capital stock redeemed	2,312,364
Unrealized depreciation on inflation swaps	1,104,106
Payable for investment securities purchased and foreign currency transactions	772,864
Advisory fee payable	584,828
Distribution fee payable	105,996
Unrealized depreciation on variance swaps	103,168
Payable for terminated total return swaps	89,479
Administrative fee payable	25,585
Transfer Agent fee payable	12,756
Directors’ fees payable	2,696
Accrued expenses and other liabilities	221,794

Total liabilities	33,932,225

Net Assets	$929,128,531

Composition of Net Assets
Capital stock, at par	$123,072
Additional paid-in capital	1,088,321,352
Accumulated loss	(159,315,893)

	$929,128,531

(a)	Includes securities on loan with a value of $14,231,622 (see Note E).

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,926,298	904,954	$7.65	*

C	$507,642	66,282	$7.66

Advisor	$11,761,390	1,540,807	$7.63

R	$53,650	7,124	$7.53

K	$1,453,042	192,346	$7.55

I	$21,817,128	2,878,534	$7.58

1	$470,634,792	62,617,299	$7.52

2	$7,698	1,000	$7.70

Z	$415,966,891	54,863,555	$7.58

*	The maximum offering price per share for Class A shares was $7.99 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

44 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $940,602)	$23,174,781
Affiliated issuers	748,044
Interest(a)	(290,668)
Securities lending income	257,827	$23,889,984

Expenses
Advisory fee (see Note B)	7,596,973
Distribution fee—Class A	19,699
Distribution fee—Class C	6,036
Distribution fee—Class R	1,154
Distribution fee—Class K	4,237
Distribution fee—Class 1	1,315,581
Transfer agency—Class A	24,090
Transfer agency—Class C	1,889
Transfer agency—Advisor Class	42,364
Transfer agency—Class R	603
Transfer agency—Class K	3,409
Transfer agency—Class I	7,075
Transfer agency—Class 1	122,932
Transfer agency—Class 2	1
Transfer agency—Class Z	93,216
Custody and accounting	374,215
Audit and tax	134,786
Registration fees	127,715
Administrative	77,346
Printing	46,949
Legal	42,452
Directors’ fees	29,604
Miscellaneous	96,546

Total expenses	10,168,872
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(170,499)

Net expenses		9,998,373

Net investment income		13,891,611

(a)	The negative interest income reflects coupon income adjusted for fluctuations in the inflation index related to inflation-indexed bonds and the amortization of premiums.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(43,876,984)
Forward currency exchange contracts	5,816,771
Futures	(5,633,601)
Options written	(11,499,114)
Swaps	(10,831,291)
Foreign currency transactions	(446,651)
Net change in unrealized appreciation/depreciation of:
Investments	(93,047,299)
Forward currency exchange contracts	1,840,477
Futures	8,923,950
Options written	(537,591)
Swaps	19,424,636
Foreign currency denominated assets and liabilities	(60,371)
Net loss on investment and foreign currency transactions	(129,927,068)

Contributions from Affiliates (see Note B)	9,171

Net Decrease in Net Assets from Operations	$(116,026,286)

See notes to consolidated financial statements.

46 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,891,611	$22,137,750
Net realized loss on investment and foreign currency transactions	(66,470,870)	(59,892,278)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(63,456,198)	74,481,928
Contributions from Affiliates (see Note B)	9,171	– 0	–

Net increase (decrease) in net assets from operations	(116,026,286)	36,727,400
Distributions to Shareholders
Class A	(167,388)	(155,536)
Class C	(4,157)	(4,520)
Advisor Class	(343,095)	(407,794)
Class R	(3,960)	(2,749)
Class K	(34,127)	(33,957)
Class I	(500,083)	(296,068)
Class 1	(11,399,122)	(10,161,406)
Class 2	(184)	(157)
Class Z	(10,352,467)	(13,581,524)
Capital Stock Transactions
Net decrease	(83,740,442)	(569,837,468)

Total decrease	(222,571,311)	(557,753,779)
Net Assets
Beginning of period	1,151,699,842	1,709,453,621

End of period	$929,128,531	$1,151,699,842

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2020

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2020, consolidated net assets of the Fund were $929,128,531, of which $194,340,965, or 21%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of October 31, 2020, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, divi-

48 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

dend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must

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reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

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assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the

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option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1	Level 2	Level 3			Total
Assets:
Common Stocks:
Real Estate	$177,450,478	$140,955,789	$	– 0	–	$318,406,267
Materials	26,220,667	40,522,245		– 0	–	66,742,912
Energy	19,427,807	33,512,386		– 0	–	52,940,193
Software & Services	17,151,145	1,856,213		– 0	–	19,007,358
Capital Goods	7,868,691	5,796,847		– 0	–	13,665,538
Pharmaceuticals & Biotechnology	7,950,451	4,070,925		– 0	–	12,021,376
Food Beverage & Tobacco	6,535,114	4,809,866		– 0	–	11,344,980
Retailing	9,030,718	1,714,758		– 0	–	10,745,476
Media & Entertainment	8,271,279	1,443,113		– 0	–	9,714,392
Technology Hardware & Equipment	6,483,749	1,484,280		– 0	–	7,968,029
Utilities	2,775,818	5,127,782		– 0	–	7,903,600
Semiconductors & Semiconductor Equipment	4,967,135	1,512,630		– 0	–	6,479,765
Diversified Financials	4,134,857	2,322,744		– 0	–	6,457,601
Health Care Equipment & Services	5,307,304	1,062,710		– 0	–	6,370,014
Consumer Durables & Apparel	3,785,046	2,561,521		0	(a)	6,346,567
Transportation	1,046,381	4,890,229		– 0	–	5,936,610
Insurance	3,080,521	1,300,991		– 0	–	4,381,512
Consumer Services	2,976,205	1,003,607		– 0	–	3,979,812

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Investments in Securities:	Level 1		Level 2		Level 3			Total
Banks	$1,888,040		$1,738,997		$	– 0	–	$3,627,037
Automobiles & Components	1,316,085		949,624			– 0	–	2,265,709
Household & Personal Products	766,814		1,197,809			– 0	–	1,964,623
Commercial & Professional Services	181,011		1,782,620			– 0	–	1,963,631
Food & Staples Retailing	369,433		1,422,732			– 0	–	1,792,165
Telecommunication Services	– 0	–	979,814			– 0	–	979,814
Inflation-Linked Securities	– 0	–	37,979,829			– 0	–	37,979,829
Investment Companies	31,067,994		– 0	–		– 0	–	31,067,994
Short-Term Investments	229,369,414		– 0	–		– 0	–	229,369,414
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,911,120		– 0	–		– 0	–	6,911,120

Total Investments in Securities	586,333,277		302,000,061			– 0	–	888,333,338
Other Financial Instruments(b):
Assets:
Futures	13,629,755		– 0	–		– 0	–	13,629,755	(c)
Forward Currency Exchange Contracts	– 0	–	5,851,204			– 0	–	5,851,204
Inflation (CPI) Swaps	– 0	–	5,006,253			– 0	–	5,006,253
Total Return Swaps	– 0	–	8,508,384			– 0	–	8,508,384
Liabilities:
Futures	(3,551,388)		– 0	–		– 0	–	(3,551,388	)(c)
Forward Currency Exchange Contracts	– 0	–	(3,792,375)			– 0	–	(3,792,375)
Inflation (CPI) Swaps	– 0	–	(1,104,106)			– 0	–	(1,104,106)
Total Return Swaps	– 0	–	(6,235,094)			– 0	–	(6,235,094)
Variance Swaps	– 0	–	(103,168)			– 0	–	(103,168)

Total	$596,411,644		$310,131,159		$	– 0	–	$906,542,803

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes

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discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2021. For the year ended October 31, 2020, such reimbursement amounted to $20,577.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2020, the reimbursement for such services amounted to $77,346.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $223,989 for the year ended October 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $141 from the sale of Class A shares and received $1 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2020, such waiver amounted to $147,605.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$22,320	$1,368,659	$1,161,609	$229,370	$748
Government Money Market Portfolio*	9,974	271,801	274,864	6,911	27

Total				$236,281	$775

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended October 31, 2020, the Adviser reimbursed the Fund $9,171 for trading losses incurred due to a trade entry error.

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During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will

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use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $159,813, $16,669, $19,770 and $1,949,570 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$683,963,068		$865,081,497
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,183,887,781

Gross unrealized appreciation	$93,107,752
Gross unrealized depreciation	(348,659,169)

Net unrealized depreciation	$(255,551,417)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises

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from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are

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recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2020, the Fund held purchased options for hedging and non-hedging purposes. During the year ended October 31, 2020, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the

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difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2020, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC

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derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts				Receivable/Payable for variation margin on futures	$11,047	*

Equity contracts				Receivable/Payable for variation margin on futures	2,022,175	*

Commodity contracts	Receivable/Payable for variation margin on futures	$13,629,755	*	Receivable/Payable for variation margin on futures	1,518,166	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	5,851,204		Unrealized depreciation on forward currency exchange contracts	3,792,375

Interest rate contracts	Unrealized appreciation on inflation swaps	5,006,253		Unrealized depreciation on inflation swaps	1,104,106

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Commodity contracts	Unrealized appreciation on total return swaps	$3,621,004	Unrealized depreciation on total return swaps	$6,235,094

Equity contracts	Unrealized appreciation on total return swaps	4,887,380

Foreign currency contracts			Unrealized depreciation on variance swaps	103,168

Total		$32,995,596		$14,786,131

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$972,546	$(407,050)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,748,567)	(1,776,622)
Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(4,857,580)	11,107,622

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	5,816,771	1,840,477

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$932,442	$	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	12,400,884		– 0	–

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(846,745)		(537,591)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(10,652,369)		– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(6,911,734)		9,603,439

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(16,504,258)		2,413,640

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	936,296		(103,168)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	11,648,405		7,510,725

Total		$(8,813,909)		$29,651,472

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2020:

Futures:
Average notional amount of buy contracts	$190,633,339
Average notional amount of sale contracts	$69,126,974
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$644,237,387
Average principal amount of sale contracts	$775,431,240
Purchased Options:
Average notional amount	$43,782,730	(a)
Options Written:
Average notional amount	$115,153,327	(b)
Inflation Swaps:
Average notional amount	$481,468,308
Total Return Swaps:
Average notional amount	$349,117,986
Variance Swaps:
Average notional amount	$1,511,964	(c)

(a)	Positions were open for seven months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for ten months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$33,348	$(12,442)		$	– 0	–	$	– 0	–	$20,906
Bank of America, NA	183,389	(147,243)			– 0	–		– 0	–	36,146
Barclays Bank PLC	825,857	(462,748)			(280,000)			– 0	–	83,109
BNP Paribas SA	312,016	– 0	–		– 0	–		– 0	–	312,016
Citibank, NA	545,199	(191,588)			– 0	–		– 0	–	353,611
Credit Suisse International	118,417	(118,417)			– 0	–		– 0	–	– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Deutsche Bank AG	$323,846	$(220,032)		$	– 0	–	$	– 0	–	$103,814
Goldman Sachs Bank USA/Goldman Sachs International	5,209,135	(1,509,388)			(3,699,747)			– 0	–	– 0	–
HSBC Bank USA	73,463	(73,463)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	317,931	(317,931)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	285,330	(234,082)			– 0	–		– 0	–	51,248
Natwest Markets PLC	488,005	– 0	–		(258,000)			– 0	–	230,005
Societe Generale	515	– 0	–		– 0	–		– 0	–	515
Standard Chartered Bank	105,628	(105,628)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	36,259	(36,259)			– 0	–		– 0	–	– 0	–
UBS AG	6,886,499	(986,032)			(4,330,000)			– 0	–	1,570,467

Total	$15,744,837	$(4,415,253)			$(8,567,747)		$	– 0	–	$2,761,837	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$12,442	$(12,442)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	147,243	(147,243)		– 0	–		– 0	–		– 0	–
Barclays Bank PLC	462,748	(462,748)		– 0	–		– 0	–		– 0	–
Citibank, NA	191,588	(191,588)		– 0	–		– 0	–		– 0	–
Credit Suisse International	194,417	(118,417)		– 0	–		– 0	–		76,000
Deutsche Bank AG	220,032	(220,032)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,509,388	(1,509,388)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	482,063	(73,463)		– 0	–		– 0	–		408,600
JPMorgan Chase Bank, NA	390,954	(317,931)		(73,023)			– 0	–		– 0	–
Morgan Stanley & Co., Inc.	234,082	(234,082)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	119,729	(105,628)		– 0	–		– 0	–		14,101
State Street Bank & Trust Co.	48,931	(36,259)		– 0	–		– 0	–		12,672
UBS AG	986,032	(986,032)		– 0	–		– 0	–		– 0	–

Total	$4,999,649	$(4,415,253)		$(73,023)		$	– 0	–		$511,373	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$173,651	$(173,651)	$ – 0	–	$	– 0	–	$	– 0	–
Merrill Lynch International	3,447,353	(324,340)	(2,570,000)			– 0	–		553,013

Total	$3,621,004	$(497,991)	$(2,570,000)		$	– 0	–		$553,013	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$5,910,754	$(173,651)	$(5,737,103)			$–0	–	$	– 0	–
Merrill Lynch International	324,340	(324,340)	– 0	–		– 0	–		– 0	–

Total	$6,235,094	$(497,991)	$(5,737,103)			$–0	–	$	– 0	– ^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral

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will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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A summary of the Fund’s transactions surrounding securities lending for the year ended October 31, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 14,231,622	$6,911,120	$7,982,118	$230,574	$27,253	$2,317

*	As of October 31, 2020.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Class A
Shares sold	106,944	88,868	$878,328	$747,515

Shares issued in reinvestment of dividends	18,577	18,167	159,388	148,059

Shares converted from Class C	5,054	11,207	40,141	93,211

Shares redeemed	(454,169)	(235,310)	(3,812,340)	(1,954,142)

Net decrease	(323,594)	(117,068)	$(2,734,483)	$(965,357)

Class C
Shares sold	5,106	167	$41,696	$1,393

Shares issued in reinvestment of dividends	428	478	3,697	3,914

Shares converted to Class A	(5,044)	(11,204)	(40,141)	(93,211)

Shares redeemed	(21,492)	(46,500)	(175,527)	(390,586)

Net decrease	(21,002)	(57,059)	$(170,275)	$(478,490)

Advisor Class
Shares sold	266,300	440,752	$2,062,690	$3,703,318

Shares issued in reinvestment of dividends	30,646	41,667	261,410	337,917

Shares redeemed	(911,996)	(1,385,151)	(6,219,619)	(11,502,566)

Net decrease	(615,050)	(902,732)	$(3,895,519)	$(7,461,331)

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	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Class R
Shares sold	5,559	6,000	$43,032	$49,723

Shares issued in reinvestment of dividends	467	341	3,960	2,749

Shares redeemed	(30,671)	(6,884)	(234,057)	(57,094)

Net decrease	(24,645)	(543)	$(187,065)	$(4,622)

Class K
Shares sold	111,348	42,717	$803,021	$354,929

Shares issued in reinvestment of dividends	4,034	4,218	34,127	33,957

Shares redeemed	(165,165)	(113,920)	(1,162,309)	(944,442)

Net decrease	(49,783)	(66,985)	$(325,161)	$(555,556)

Class I
Shares sold	275,947	1,387,415	$1,888,924	$11,593,309

Shares issued in reinvestment of dividends	59,111	36,824	500,083	296,068

Shares redeemed	(200,636)	(124,079)	(1,540,739)	(1,046,283)

Net increase	134,422	1,300,160	$848,268	$10,843,094

Class 1
Shares sold	7,351,843	8,874,111	$57,260,027	$73,005,826

Shares issued in reinvestment of dividends	1,079,630	1,016,698	9,079,689	8,123,413

Shares redeemed	(17,336,540)	(14,897,881)	(130,350,693)	(122,185,527)

Net decrease	(8,905,067)	(5,007,072)	$(64,010,977)	$(41,056,288)

Class Z
Shares sold	669,090	315,577	$4,754,066	$2,604,947

Shares issued in reinvestment of dividends	1,223,696	1,687,146	10,352,467	13,581,524

Shares redeemed	(3,826,335)	(65,030,200)	(28,371,763)	(546,345,389)

Net decrease	(1,933,549)	(63,027,477)	$(13,265,230)	$(530,158,918)

There were no transactions in capital shares for Class 2 for the year ended October 31, 2020 and the year ended October 31, 2019.

At October 31, 2020, certain AB mutual funds owned approximately 39% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

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NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.
Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

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Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income…	$22,804,583	$24,643,711

Total distributions paid	$22,804,583	$24,643,711

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$31,120,422
Accumulated capital and other losses	(131,023,017	)(a)
Unrealized appreciation/(depreciation)	(255,580,416	)(b)

Total accumulated earnings/(deficit)	$(355,483,011	)(c)

(a)	As of October 31, 2020, the Fund had a net capital loss carryforward of $131,023,017.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net short-term capital loss carryforward of $90,232,566 and a net long-term capital loss carryforward of $40,790,451, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary and contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s consolidated net assets.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.66	$ 8.53	$ 8.90	$ 8.24	$ 8.13

Income From Investment Operations

Net investment income(a)(b)	.09	.12	.14	.09	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.96)	.13	(.23)	.76	.11

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.87)	.25	(.09)	.85	.21

Less: Dividends
Dividends from net investment income	(.14)	(.12)	(.28)	(.19)	(.10)

Net asset value, end of period	$ 7.65	$ 8.66	$ 8.53	$ 8.90	$ 8.24

Total Return

Total investment return based on net asset value(d)*	(10.11)%	2.97%	(1.11)%	10.45%	2.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,926	$10,634	$11,478	$11,819	$13,682

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.29%	1.30%	1.26%	1.27%	1.30%

Expenses, before waivers/reimbursements(e)(f)‡	1.40%	1.32%	1.27%	1.28%	1.36%

Net investment income(b)	1.10%	1.42%	1.52%	1.05%	1.23%

Portfolio turnover rate	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.02%	.03%	.04%	.02%

See footnote summary on page 86-87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.63	$ 8.49	$ 8.83	$ 8.17	$ 8.03

Income From Investment Operations

Net investment income(a)(b)	.03	.06	.07	.02	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	.11	(.23)	.76	.12

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.92)	.17	(.16)	.78	.16

Less: Dividends
Dividends from net investment income	(.05)	(.03)	(.18)	(.12)	(.02)

Net asset value, end of period	$ 7.66	$ 8.63	$ 8.49	$ 8.83	$ 8.17

Total Return

Total investment return based on net asset value(d)*	(10.74	)%(g)	2.05	%(g)	(1.82)%	9.73%	2.07	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$508	$754	$1,225	$1,801	$2,814

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.04%	2.05%	2.01%	2.02%	2.03%

Expenses, before waivers/reimbursements(e)(f)‡	2.15%	2.07%	2.02%	2.03%	2.11%

Net investment income(b)	.34%	.66%	.78%	.27%	.51%

Portfolio turnover rate	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.02%	.03%	.04%	.02%

See footnote summary on page 86-87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.63	$ 8.51	$ 8.89	$ 8.22	$ 8.13

Income From Investment Operations

Net investment income(a)(b)	.11	.14	.16	.11	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	.12	(.24)	.77	.11

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.84)	.26	(.08)	.88	.23

Less: Dividends
Dividends from net investment income	(.16)	(.14)	(.30)	(.21)	(.14)

Net asset value, end of period	$ 7.63	$ 8.63	$ 8.51	$ 8.89	$ 8.22

Total Return

Total investment return based on net asset value(d)*	(9.79)%	3.15%	(.96)%	10.87%	3.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,761	$18,611	$26,030	$27,670	$25,307

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.04%	1.05%	1.01%	1.02%	1.04%

Expenses, before waivers/reimbursements(e)(f)‡	1.14%	1.07%	1.02%	1.02%	1.10%

Net investment income(b)	1.33%	1.66%	1.77%	1.31%	1.51%

Portfolio turnover rate	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.02%	.03%	.04%	.02%

See footnote summary on page 86-87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.53	$ 8.40	$ 8.79	$ 8.14	$ 8.06

Income From Investment Operations

Net investment income(a)(b)	.07	.10	.11	.07	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	.11	(.23)	.76	.11

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.88)	.21	(.12)	.83	.18

Less: Dividends
Dividends from net investment income	(.12)	(.08)	(.27)	(.18)	(.10)

Net asset value, end of period	$ 7.53	$ 8.53	$ 8.40	$ 8.79	$ 8.14

Total Return

Total investment return based on net asset value(d)*	(10.32)%	2.62%	(1.47)%	10.29%	2.41	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54	$271	$271	$239	$201

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.54%	1.55%	1.55%	1.54%	1.54%

Expenses, before waivers/reimbursements(e)(f)‡	1.60%	1.57%	1.58%	1.60%	1.66%

Net investment income(b)	.92%	1.16%	1.24%	.81%	.91%

Portfolio turnover rate	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.02%	.03%	.04%	.02%

See footnote summary on page 86-87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.55	$ 8.42	$ 8.80	$ 8.15	$ 8.07

Income From Investment Operations

Net investment income(a)(b)	.08	.12	.13	.09	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)	.13	(.23)	.75	.11

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.86)	.25	(.10)	.84	.21

Less: Dividends
Dividends from net investment income	(.14)	(.12)	(.28)	(.19)	(.13)

Net asset value, end of period	$ 7.55	$ 8.55	$ 8.42	$ 8.80	$ 8.15

Total Return

Total investment return based on net asset value(d)*	(10.10)%	3.03%	(1.20)%	10.48%	2.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,453	$2,069	$2,604	$2,265	$1,888

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.28%	1.27%	1.26%	1.28%	1.29%

Expenses, before waivers/reimbursements(e)(f)‡	1.29%	1.28%	1.27%	1.29%	1.35%

Net investment income(b)	1.08%	1.44%	1.52%	1.05%	1.23%

Portfolio turnover rate	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.02%	.03%	.04%	.02%

See footnote summary on page 86-87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.58	$ 8.46	$ 8.83	$ 8.17	$ 8.11

Income From Investment Operations

Net investment income(a)(b)	.12	.15	.17	.12	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)	.13	(.22)	.77	.11

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.82)	.28	(.05)	.89	.23

Less: Dividends
Dividends from net investment income	(.18)	(.16)	(.32)	(.23)	(.17)

Net asset value, end of period	$ 7.58	$ 8.58	$ 8.46	$ 8.83	$ 8.17

Total Return

Total investment return based on net asset value(d)*	(9.76)%	3.39%	(.69)%	10.98%	3.03	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,817	$23,541	$12,213	$16,753	$15,646

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.86%	.85%	.83%	.85%	.91%

Expenses, before waivers/reimbursements(e)(f)‡	.87%	.86%	.84%	.86%	.92%

Net investment income(b)	1.49%	1.79%	1.96%	1.48%	1.61%

Portfolio turnover rate	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.02%	.03%	.04%	.02%

See footnote summary on page 86-87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.51	$ 8.39	$ 8.76	$ 8.11	$ 8.05

Income From Investment Operations

Net investment income(a)(b)	.10	.13	.15	.10	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)	.12	(.22)	.76	.10

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.83)	.25	(.07)	.86	.21

Less: Dividends
Dividends from net investment income	(.16)	(.13)	(.30)	(.21)	(.15)

Net asset value, end of period	$ 7.52	$ 8.51	$ 8.39	$ 8.76	$ 8.11

Total Return

Total investment return based on net asset value(d)*	(9.94)%	3.14%	(.92)%	10.69%	2.82	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$470,635	$608,485	$641,891	$649,421	$505,143

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.10%	1.09%	1.08%	1.09%	1.15%

Expenses, before waivers/reimbursements(e)(f)‡	1.11%	1.10%	1.08%	1.10%	1.16%

Net investment income(b)	1.26%	1.62%	1.71%	1.24%	1.38%

Portfolio turnover rate	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.02%	.03%	.04%	.02%

See footnote summary on page 86-87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.71	$ 8.58	$ 8.96	$ 8.29	$ 8.22

Income From Investment Operations

Net investment income(a)(b)	.12	.16	.18	.13	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	.13	(.24)	.77	.11

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.83)	.29	(.06)	.90	.24

Less: Dividends
Dividends from net investment income	(.18)	(.16)	(.32)	(.23)	(.17)

Net asset value, end of period	$ 7.70	$ 8.71	$ 8.58	$ 8.96	$ 8.29

Total Return

Total investment return based on net asset value(d)*	(9.70)%	3.46%	(.77)%	10.96%	3.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8	$9	$9	$9	$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.82%	.81%	.82%	.82%	.90%

Expenses, before waivers/reimbursements(e)(f)‡	.84%	.81%	.82%	.83%	.90%

Net investment income(b)	1.53%	1.90%	1.95%	1.50%	1.60%

Portfolio turnover rate	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.02%	.03%	.04%	.02%

See footnote summary on page 86-87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 8.58	$ 8.46	$ 8.83	$ 8.17	$ 8.11

Income From Investment Operations

Net investment income(a)(b)	.12	.16	.17	.13	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.94)	.12	(.22)	.76	.11

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.82)	.28	(.05)	.89	.23

Less: Dividends
Dividends from net investment income	(.18)	(.16)	(.32)	(.23)	(.17)

Net asset value, end of period	$ 7.58	$ 8.58	$ 8.46	$ 8.83	$ 8.17

Total Return

Total investment return based on net asset value(d)*	(9.75)%	3.37%	(.68)%	10.98%	3.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$415,967	$487,326	$1,013,733	$692,895	$8,634

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.85%	.84%	.83%	.82%	.92%

Expenses, before waivers/reimbursements(e)(f)‡	.86%	.85%	.84%	.83%	.92%

Net investment income(b)	1.51%	1.89%	1.86%	1.60%	1.56%

Portfolio turnover rate	88%	100%	141%	123%	119%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.02%	.03%	.04%	.02%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, such waiver amounted to .01%, .01%, .01% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2020	2019	2018	2017	2016

Class A
Net of waivers/reimbursements	N/A	1.29%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	1.32%	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	N/A	2.04%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	2.07%	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	N/A	1.04%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	1.06%	N/A	N/A	N/A
Class R
Net of waivers/reimbursements	N/A	1.54%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	1.57%	N/A	N/A	N/A
Class K
Net of waivers/reimbursements	N/A	1.27%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	1.28%	N/A	N/A	N/A
Class I
Net of waivers/reimbursements	N/A	.84%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	.85%	N/A	N/A	N/A
Class 1
Net of waivers/reimbursements	N/A	1.09%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	1.09%	N/A	N/A	N/A
Class 2
Net of waivers/reimbursements	N/A	.81%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	.81%	N/A	N/A	N/A
Class Z
Net of waivers/reimbursements	N/A	.83%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	.84%	N/A	N/A	N/A

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2020 and October 31, 2019 by .02% and .07%, respectively.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB All Market Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Real Return Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of October 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2020. For individual shareholders, the Fund designates 56.68% of dividends paid as qualified dividend income. For corporate shareholders, 16.06% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 4.38% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Portfolio are managed under the direction of the Board of Directors. Certain information concerning the Portfolio’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Vinod Chathlani 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since December 2015.

Daniel J. Loewy 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Asset Allocation.

Leon Zhu 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5-, and 10-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund

104 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 105

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

106 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 107

NOTES

108 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0151-1020

OCT    10.31.20

ANNUAL REPORT

AB BOND INFLATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 10, 2020

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy for the annual reporting period ended October 31, 2020.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	8.71%	7.84%

Class 2 Shares[1]	8.78%	7.96%

Class A Shares	8.66%	7.64%

Class C Shares	8.27%	6.92%

Advisor Class Shares[2]	8.81%	7.93%

Class R Shares[2,3]	8.54%	7.43%

Class K Shares[2]	8.66%	7.74%

Class I Shares[2]	8.83%	7.97%

Class Z Shares[2]	8.84%	7.92%

Bloomberg Barclays 1-10 Year TIPS Index	3.81%	7.00%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2020.

During the 12-month period, all share classes except Class C outperformed the benchmark, before sales charges. Off-benchmark sector allocation was the primary contributor, relative to the benchmark, as gains from allocations to investment-grade corporate bonds, high-yield credit

2 | AB BOND INFLATION STRATEGY	abfunds.com

default swaps and collateralized mortgage obligations more than offset a loss in commercial mortgage-backed securities (“CMBS”). Currency decisions also added to returns. The Fund’s long exposure to inflation breakevens detracted from performance.

During the six-month period, all share classes outperformed the benchmark, before sales charges. Off-benchmark sector allocation was the primary contributor to performance, mostly from allocations to investment-grade corporate bonds and credit default swaps, as well as CMBS, emerging-market treasuries and asset-backed securities. Currency selection was a minor contributor to returns. The Fund’s long exposure to inflation breakevens detracted.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Consumer Price Index (“CPI”) swaps were used to hedge inflation and for investment purposes, which added slightly for the six-month period, and detracted slightly for the 12-month period. Total return swaps and written options were used in the corporate sector for hedging and investment purposes. Purchased and written swaptions were used for duration management.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive over the 12-month period ended October 31, 2020. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Emerging- and developed-market investment-grade corporate bonds led gains, followed by developed-market high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Corporate bonds in the US outperformed their European counterparts. Securitized assets also advanced, while emerging-market sovereign bonds were slightly positive and emerging-market local bonds fell during the period. The US dollar declined against most major developed-market currencies and gained against a majority of emerging-market currencies. Brent crude oil prices fell almost 34% as demand slowed sharply and the oil industry outlook was uncertain.

abfunds.com	AB BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser considers the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser considers the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations and assignments, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2010 TO 10/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Strategy Class A shares (from 10/31/2010 to 10/31/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			0.58%

1 Year	7.84%	7.84%

5 Years	4.35%	4.35%

10 Years	2.91%	2.91%

CLASS 2 SHARES[2]			0.68%

1 Year	7.96%	7.96%

5 Years	4.44%	4.44%

10 Years	3.00%	3.00%

CLASS A SHARES			0.41%

1 Year	7.64%	3.03%

5 Years	4.18%	3.28%

10 Years	2.72%	2.28%

CLASS C SHARES			-0.31%

1 Year	6.92%	5.92%

5 Years	3.41%	3.41%

10 Years	1.98%	1.98%

ADVISOR CLASS SHARES[3]			0.68%

1 Year	7.93%	7.93%

5 Years	4.43%	4.43%

10 Years	2.99%	2.99%

CLASS R SHARES[3]			-0.07%

1 Year	7.43%	7.43%

5 Years	3.94%	3.94%

10 Years	2.50%	2.50%

CLASS K SHARES[3]			0.24%

1 Year	7.74%	7.74%

5 Years	4.19%	4.19%

10 Years	2.75%	2.75%

CLASS I SHARES[3]			0.57%

1 Year	7.97%	7.97%

5 Years	4.45%	4.45%

10 Years	3.01%	3.01%

CLASS Z SHARES[3]			0.66%

1 Year	7.92%	7.92%

5 Years	4.44%	4.44%

Since Inception[4]	3.60%	3.60%

(footnotes continued on next page)

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.20%, 1.09%, 1.51%, 2.26%, 1.24%, 1.83%, 1.57%, 1.18% and 1.10% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2020.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 12/11/2014.

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	7.98%

5 Years	4.35%

10 Years	3.07%

CLASS 2 SHARES[1]

1 Year	8.10%

5 Years	4.44%

10 Years	3.16%

CLASS A SHARES

1 Year	3.24%

5 Years	3.31%

10 Years	2.43%

CLASS C SHARES

1 Year	5.95%

5 Years	3.40%

10 Years	2.13%

ADVISOR CLASS SHARES[2]

1 Year	8.04%

5 Years	4.46%

10 Years	3.15%

CLASS R SHARES[2]

1 Year	7.57%

5 Years	3.97%

10 Years	2.66%

CLASS K SHARES[2]

1 Year	7.79%

5 Years	4.18%

10 Years	2.89%

CLASS I SHARES[2]

1 Year	8.01%

5 Years	4.44%

10 Years	3.17%

CLASS Z SHARES[2]

1 Year	8.06%

5 Years	4.46%

Since Inception[3]	3.62%

(footnotes continued on next page)

12 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/11/2014.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,086.60	$4.25	0.81%
Hypothetical**	$1,000	$1,021.06	$4.12	0.81%
Class C
Actual	$1,000	$1,082.70	$8.17	1.56%
Hypothetical**	$1,000	$1,017.29	$7.91	1.56%
Advisor Class
Actual	$1,000	$1,088.10	$2.94	0.56%
Hypothetical**	$1,000	$1,022.32	$2.85	0.56%
Class R
Actual	$1,000	$1,085.40	$5.56	1.06%
Hypothetical**	$1,000	$1,019.81	$5.38	1.06%
Class K
Actual	$1,000	$1,086.60	$4.25	0.81%
Hypothetical**	$1,000	$1,021.06	$4.12	0.81%
Class I
Actual	$1,000	$1,088.30	$2.94	0.56%
Hypothetical**	$1,000	$1,022.32	$2.85	0.56%
Class 1
Actual	$1,000	$1,087.10	$3.46	0.66%
Hypothetical**	$1,000	$1,021.82	$3.35	0.66%
Class 2
Actual	$1,000	$1,087.80	$2.94	0.56%
Hypothetical**	$1,000	$1,022.32	$2.85	0.56%
Class Z
Actual	$1,000	$1,088.40	$2.83	0.54%
Hypothetical**	$1,000	$1,022.42	$2.75	0.54%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $572.6

Total Investments ($mil): $796.5

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	85.2%

Non-U.S. Inflation-Protected Exposure	1.5

Non-Inflation Exposure	13.3

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Commercial Mortgage-Backed Securities	10.3%

Collateralized Mortgage Obligations	6.8%

Asset-Backed Securities	2.8%

Corporates–Non-Investment Grade	2.5%

Collateralized Loan Obligations	1.2%

Governments–Sovereign Bonds	1.0%

Mortgage Pass-Throughs	1.0%

Quasi-Sovereigns	1.0%

Emerging Markets–Corporate Bonds	0.5%

Local Governments–US Municipal Bonds	0.4%

Emerging Markets–Sovereigns	(4.8)%

Corporates–Investment Grade	(6.5)%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	62.4%

Corporates–Investment Grade	16.9%

Commercial Mortgage-Backed Securities	6.8%

Collateralized Mortgage Obligations	4.8%

Asset-Backed Securities	2.0%

Corporates–Non-Investment Grade	1.9%

Collateralized Loan Obligations	0.9%

Governments–Sovereign Bonds	0.7%

Mortgage Pass-Throughs	0.7%

Emerging Markets–Treasuries	0.7%

Quasi-Sovereigns	0.7%

Emerging Markets–Corporate Bonds	0.4%

Local Governments–US Municipal Bonds	0.3%

Other	0.5%

Short-Term	0.3%

1

All data are as of October 31, 2020. The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). “Other” sector breakdown weightings represent 0.3% or less in the following sectors: Emerging Markets–Sovereigns and Government–Treasuries. Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2020

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 86.8%
Canada – 0.7%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	4,312	$3,945,156

Japan – 0.8%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	486,664	4,626,550

United States – 85.3%
U.S. Treasury Inflation Index 0.125%, 01/15/2022-01/15/2030 (TIPS)	U.S.$	34,590	36,484,357
0.125%, 07/15/2022 (TIPS)(a)		14,558	14,856,127
0.125%, 07/15/2024-07/15/2026 (TIPS)(b)		84,973	90,506,227
0.25%, 07/15/2029 (TIPS)		23,018	25,459,992
0.375%, 07/15/2023 (TIPS)(a)		17,846	18,618,381
0.375%, 07/15/2025 (TIPS)		6,371	6,860,321
0.375%, 07/15/2027 (TIPS)(b)		63,771	70,237,363
0.50%, 01/15/2028 (TIPS)(b)		27,125	30,130,438
0.625%, 07/15/2021 (TIPS)(a)		44,585	44,989,050
0.625%, 01/15/2024 (TIPS)(b)		24,352	25,729,056
0.625%, 01/15/2026 (TIPS)		20,403	22,315,984
0.75%, 07/15/2028 (TIPS)(b)		42,895	48,893,557
0.875%, 01/15/2029 (TIPS)		1,791	2,063,187
1.75%, 01/15/2028 (TIPS)		10,730	12,929,068
2.00%, 01/15/2026 (TIPS)		12,717	14,844,867
2.375%, 01/15/2027 (TIPS)		3,837	4,685,985
2.50%, 01/15/2029 (TIPS)(b)		11,179	14,427,736
3.875%, 04/15/2029 (TIPS)		3,233	4,589,289

			488,620,985

Total Inflation-Linked Securities (cost $463,486,924)			497,192,691

CORPORATES – INVESTMENT GRADE – 23.5%
Industrial – 13.9%
Basic – 1.4%
Alpek SAB de CV 4.25%, 09/18/2029(c)		232	237,287
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(c)		489	521,091
DuPont de Nemours, Inc. 4.205%, 11/15/2023		915	1,005,942
4.493%, 11/15/2025		915	1,055,370
Eastman Chemical Co. 3.80%, 03/15/2025		227	249,330

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Fresnillo PLC 4.25%, 10/02/2050(c)	U.S.$	1,730	$1,758,112
GUSAP III LP 4.25%, 01/21/2030(c)		1,000	1,048,813
Industrias Penoles SAB de CV 4.75%, 08/06/2050(c)		343	358,864
Inversiones CMPC SA 4.375%, 04/04/2027(c)		845	940,591
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(c)		270	286,486
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(c)		300	300,882
Suzano Austria GmbH 3.75%, 01/15/2031		222	226,906

			7,989,674

Capital Goods – 0.0%
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		180	191,086

Communications - Media – 0.9%
Cox Communications, Inc. 2.95%, 06/30/2023(c)		163	171,153
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030		580	697,183
Prosus NV 4.027%, 08/03/2050(c)		487	505,262
Tencent Holdings Ltd. 1.81%, 01/26/2026(c)		874	889,470
3.24%, 06/03/2050(c)		655	657,784
Time Warner Cable LLC 4.50%, 09/15/2042		235	257,398
ViacomCBS, Inc. 4.20%, 05/19/2032		175	201,610
4.95%, 01/15/2031		287	347,899
Weibo Corp. 3.375%, 07/08/2030		1,254	1,257,919

			4,985,678

Communications - Telecommunications – 1.0%
AT&T, Inc. 2.75%, 06/01/2031		129	133,680
3.50%, 09/15/2053(c)		450	428,233
3.65%, 09/15/2059(c)		827	788,735
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(c)		1,150	1,250,004

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 3.00%, 03/22/2027	U.S.$	309	$340,858
4.862%, 08/21/2046		574	762,565
Vodafone Group PLC 3.75%, 01/16/2024		2,003	2,185,673

			5,889,748

Consumer Cyclical - Automotive – 1.2%
General Motors Co. 6.125%, 10/01/2025		194	227,168
6.80%, 10/01/2027		272	334,459
General Motors Financial Co., Inc. 2.70%, 08/20/2027		665	672,415
5.10%, 01/17/2024		1,166	1,280,676
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(c)		1,732	1,826,117
Lear Corp. 3.50%, 05/30/2030		400	416,536
3.80%, 09/15/2027		122	130,395
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(c)		1,378	1,381,982
Volkswagen Group of America Finance LLC 2.90%, 05/13/2022(c)		676	697,862

			6,967,610

Consumer Cyclical - Other – 0.2%
Las Vegas Sands Corp. 2.90%, 06/25/2025		765	758,222
3.20%, 08/08/2024		446	451,138
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		92	102,435

			1,311,795

Consumer Cyclical - Retailers – 0.8%
Advance Auto Parts, Inc. 1.75%, 10/01/2027		332	329,789
3.90%, 04/15/2030		383	432,131
AutoNation, Inc. 4.75%, 06/01/2030		355	416,497
Ralph Lauren Corp. 2.95%, 06/15/2030		1,687	1,749,537
Ross Stores, Inc. 4.70%, 04/15/2027		1,083	1,272,850

			4,200,804

Consumer Non-Cyclical – 2.9%
AbbVie, Inc. 4.875%, 11/14/2048		337	427,410

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Altria Group, Inc. 3.40%, 05/06/2030	U.S.$	950	$1,031,092
4.80%, 02/14/2029		226	265,150
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		607	726,591
5.55%, 01/23/2049		1,080	1,453,658
Banner Health 1.897%, 01/01/2031		325	322,732
Baptist Healthcare System Obligated Group Series 20B 3.54%, 08/15/2050		800	798,720
BAT Capital Corp. 2.259%, 03/25/2028		1,727	1,725,549
2.726%, 03/25/2031		671	664,465
4.70%, 04/02/2027		605	693,318
Baxalta, Inc. 3.60%, 06/23/2022		209	218,079
Cigna Corp. 3.75%, 07/15/2023		212	229,482
4.125%, 11/15/2025		374	428,525
4.375%, 10/15/2028		501	592,868
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032		384	380,938
2.75%, 01/22/2030		458	489,396
CommonSpirit Health 1.547%, 10/01/2025		518	519,704
CVS Health Corp. 4.30%, 03/25/2028		126	146,129
5.05%, 03/25/2048		662	840,191
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(c)		350	351,203
Mylan NV 3.95%, 06/15/2026		623	702,208
Royalty Pharma PLC 1.75%, 09/02/2027(c)		194	192,985
Sigma Alimentos SA de CV 4.125%, 05/02/2026(c)		209	226,438
Sutter Health Series 20A 1.321%, 08/15/2025		810	813,783
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		1,151	1,278,140
Tyson Foods, Inc. 3.95%, 08/15/2024		650	723,470

			16,242,224

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 2.9%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027	U.S.$	728	$777,948
Boardwalk Pipelines LP 3.40%, 02/15/2031		604	580,861
BP Capital Markets America, Inc. 3.194%, 04/06/2025		761	831,415
Cenovus Energy, Inc. 4.25%, 04/15/2027		33	33,489
Energy Transfer Operating LP 3.75%, 05/15/2030		2,118	2,081,253
5.20%, 02/01/2022		510	527,554
Eni SpA 4.25%, 05/09/2029(c)		954	1,079,728
Exxon Mobil Corp. 1.571%, 04/15/2023		1,180	1,213,158
2.992%, 03/19/2025		835	909,423
Husky Energy, Inc. 4.40%, 04/15/2029		2,161	2,197,672
Kinder Morgan Energy Partners LP 4.15%, 03/01/2022		104	108,602
5.00%, 10/01/2021		1,200	1,234,944
Marathon Petroleum Corp. 5.125%, 03/01/2021-12/15/2026		569	614,809
Oleoducto Central SA 4.00%, 07/14/2027(c)		453	472,343
ONEOK, Inc. 6.35%, 01/15/2031		184	213,615
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027		418	469,201
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(c)		306	310,685
TransCanada PipeLines Ltd. 9.875%, 01/01/2021		930	943,355
Valero Energy Corp. 2.70%, 04/15/2023		672	691,542
Williams Cos., Inc. (The) 3.90%, 01/15/2025		1,250	1,362,650

			16,654,247

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(c)		600	638,625

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.3%
Booking Holdings, Inc. 4.625%, 04/13/2030	U.S.$	1,433	$1,697,231
Expedia Group, Inc. 6.25%, 05/01/2025(c)		76	83,569

			1,780,800

Technology – 1.4%
Analog Devices, Inc. 2.95%, 04/01/2025		96	104,251
Baidu, Inc. 3.425%, 04/07/2030		201	220,389
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		186	200,019
Broadcom, Inc. 4.11%, 09/15/2028		840	936,020
4.15%, 11/15/2030		1,160	1,299,884
5.00%, 04/15/2030		312	367,383
Dell International LLC/EMC Corp. 5.45%, 06/15/2023(c)		111	122,057
6.02%, 06/15/2026(c)		974	1,154,307
Infor, Inc. 1.75%, 07/15/2025(c)		450	462,501
Micron Technology, Inc. 4.185%, 02/15/2027		1,523	1,721,356
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(c)		143	151,942
Oracle Corp. 2.50%, 04/01/2025		1,140	1,221,191
Seagate HDD Cayman 4.091%, 06/01/2029(c)		200	216,882

			8,178,182

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		528	536,199
4.75%, 10/20/2028(c)		614	628,012
Southwest Airlines Co. 5.25%, 05/04/2025		693	768,904

			1,933,115

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		241	264,799
5.875%, 07/05/2034(c)		316	378,735

			643,534

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.3%
Aviation Capital Group LLC 2.875%, 01/20/2022(c)	U.S.$	101	$100,841
3.50%, 11/01/2027(c)		140	123,679
3.875%, 05/01/2023(c)		524	524,073
4.125%, 08/01/2025(c)		7	6,738
4.375%, 01/30/2024(c)		194	195,376
4.875%, 10/01/2025(c)		246	242,819
5.50%, 12/15/2024(c)		550	572,737

			1,766,263

			79,373,385

Financial Institutions – 8.9%
Banking – 6.8%
ABN AMRO Bank NV 4.75%, 07/28/2025(c)		200	227,024
AIB Group PLC 4.263%, 04/10/2025(c)		364	391,708
4.75%, 10/12/2023(c)		425	461,712
American Express Co. Series C 3.535% (LIBOR 3 Month + 3.29%), 12/15/2020(d)(e)		485	453,475
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(c)		600	679,062
Banco de Credito del Peru 3.125%, 07/01/2030(c)		958	967,580
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(c)		487	544,831
Banco Santander SA 5.179%, 11/19/2025		1,400	1,595,020
Bank of America Corp. 4.45%, 03/03/2026		1,750	2,016,332
Series DD 6.30%, 03/10/2026(d)		295	334,064
Series L 3.95%, 04/21/2025		2,182	2,432,254
Series Z 6.50%, 10/23/2024(d)		458	509,099
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(d)		273	292,227
Bank of Nova Scotia (The) 2.50%, 01/08/2021		344	345,410
Barclays Bank PLC 6.86%, 06/15/2032(c)(d)		137	184,236

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Barclays PLC 3.684%, 01/10/2023	U.S.$	700	$722,491
BNP Paribas SA 4.375%, 05/12/2026(c)		600	674,850
BPCE SA 5.70%, 10/22/2023(c)		213	239,210
Capital One Financial Corp. 2.60%, 05/11/2023		564	591,010
CIT Group, Inc. 5.25%, 03/07/2025		579	647,108
Citigroup, Inc. 3.875%, 03/26/2025		483	533,710
4.45%, 09/29/2027		1,103	1,273,402
5.95%, 01/30/2023(d)		257	265,216
Series Q 4.375% (LIBOR 3 Month + 4.10%), 02/15/2021(d)(e)		409	401,119
Series R 6.125%, 02/15/2021(d)		528	524,832
Commonwealth Bank of Australia 4.50%, 12/09/2025(c)		404	455,664
Cooperatieve Rabobank UA 4.375%, 08/04/2025		396	447,761
Danske Bank A/S 3.244%, 12/20/2025(c)		663	703,032
Deutsche Bank AG/New York NY 2.222%, 09/18/2024		150	151,676
3.961%, 11/26/2025		405	432,807
Discover Bank 4.682%, 08/09/2028		327	342,928
Fifth Third Bancorp Series L 4.50%, 09/30/2025(d)		334	337,196
Goldman Sachs Group, Inc. (The) 1.856% (LIBOR 3 Month + 1.60%), 11/29/2023(e)		406	417,961
2.905%, 07/24/2023		922	957,506
HSBC Holdings PLC 4.041%, 03/13/2028		787	877,505
4.25%, 03/14/2024		266	288,129
4.292%, 09/12/2026		377	422,696
JPMorgan Chase & Co. 2.083%, 04/22/2026		834	871,789
Mastercard, Inc. 3.30%, 03/26/2027		449	509,108
3.85%, 03/26/2050		674	841,725

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley 3.591%, 07/22/2028	U.S.$	429	$483,234
3.737%, 04/24/2024		1,196	1,286,202
5.00%, 11/24/2025		187	220,699
Series G 4.35%, 09/08/2026		499	578,880
5.50%, 07/28/2021		456	473,200
Series J 4.047% (LIBOR 3 Month + 3.81%), 01/15/2021(d)(e)		195	191,913
Nationwide Building Society 4.00%, 09/14/2026(c)		820	889,618
Natwest Group PLC 8.625%, 08/15/2021(d)		480	496,013
Series U 2.54% (LIBOR 3 Month + 2.32%), 09/30/2027(d)(e)		600	576,540
PNC Bank NA 3.80%, 07/25/2023		940	1,021,479
Santander Holdings USA, Inc. 4.40%, 07/13/2027		424	472,052
Standard Chartered PLC 1.724% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	355,520
7.50%, 04/02/2022(c)(d)		380	392,453
State Street Corp. 2.901%, 03/30/2026		85	92,340
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		1,060	1,158,251
UBS AG/Stamford CT 7.625%, 08/17/2022		465	517,192
UBS Group AG 7.125%, 08/10/2021(c)(d)		1,030	1,055,740
UniCredit SpA 2.569%, 09/22/2026(c)		1,725	1,713,563
US Bancorp Series J 5.30%, 04/15/2027(d)		427	465,656
Wells Fargo & Co. 2.188%, 04/30/2026		589	612,996
Series G 4.30%, 07/22/2027		444	509,383

			38,927,389

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)		554	606,940

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.875%, 08/14/2024	U.S.$	176	$173,978
3.30%, 01/23/2023		176	177,786
3.65%, 07/21/2027		176	166,332
4.125%, 07/03/2023		176	180,856
4.50%, 09/15/2023		488	506,964
6.50%, 07/15/2025		209	230,023
Air Lease Corp. 3.875%, 07/03/2023		101	105,458
4.25%, 02/01/2024		411	431,254
Aircastle Ltd. 4.125%, 05/01/2024		232	228,367
4.40%, 09/25/2023		531	534,250
5.00%, 04/01/2023		49	49,962
5.25%, 08/11/2025(c)		409	405,855
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	200	275,791
GE Capital Funding LLC 4.40%, 05/15/2030(c)	U.S.$	1,570	1,715,853
Synchrony Financial 4.50%, 07/23/2025		1,875	2,085,338

			7,268,067

Insurance – 0.6%
Alleghany Corp. 3.625%, 05/15/2030		1,257	1,406,948
Centene Corp. 4.25%, 12/15/2027		208	218,878
4.625%, 12/15/2029		237	258,029
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)		183	232,405
MetLife, Inc. 5.70%, 06/15/2035		90	129,962
Nationwide Financial Services, Inc. 5.375%, 03/25/2021(c)		360	366,145
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)		125	212,045
Voya Financial, Inc. 5.65%, 05/15/2053		335	345,167

			3,169,579

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		233	234,803

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
Welltower, Inc. 2.75%, 01/15/2031	U.S.$	212	$217,033
3.10%, 01/15/2030		168	177,064
3.625%, 03/15/2024		101	109,531
4.00%, 06/01/2025		232	261,056

			764,684

			50,971,462

Utility – 0.7%
Electric – 0.7%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		358	377,747
CMS Energy Corp. 5.05%, 03/15/2022		144	150,899
Colbun SA 3.15%, 03/06/2030(c)		400	417,010
Enel Chile SA 4.875%, 06/12/2028		821	959,544
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(c)		620	700,600
Kentucky Utilities Co. 3.30%, 06/01/2050		513	552,126
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		231	249,265
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 4.85%, 10/14/2038(c)		614	632,420

			4,039,611

Total Corporates – Investment Grade (cost $127,751,798)			134,384,458

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.4%
Non-Agency Fixed Rate CMBS – 6.7%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(c)		520	459,895
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		1,210	1,358,628
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		730	785,608

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(c)	U.S.$	885	$929,694
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		915	953,667
Series 2013-GC11, Class D 4.418%, 04/10/2046(c)		191	181,364
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,382	1,486,340
Series 2015-GC35, Class A4 3.818%, 11/10/2048		450	500,093
Series 2016-C1, Class A4 3.209%, 05/10/2049		775	846,445
Series 2016-GC36, Class A5 3.616%, 02/10/2049		565	624,146
Series 2017-P8, Class AS 3.789%, 09/15/2050		526	590,729
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(c)		130	128,601
Series 2015-3BP, Class A 3.178%, 02/10/2035(c)		250	266,364
Series 2015-CR24, Class A5 3.696%, 08/10/2048		590	653,662
Series 2015-CR25, Class A4 3.759%, 08/10/2048		1,155	1,283,240
Series 2015-DC1, Class A5 3.35%, 02/10/2048		1,220	1,317,910
Series 2015-PC1, Class A5 3.902%, 07/10/2050		745	823,281
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		475	520,268
Series 2015-C3, Class A4 3.718%, 08/15/2048		395	432,923
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,853	2,052,110
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.388%, 08/10/2044(c)		110	89,395
Series 2013-G1, Class A1 2.059%, 04/10/2031(c)		207	208,838
Series 2014-GC18, Class D 4.989%, 01/10/2047(c)		393	107,276
Series 2014-GC22, Class A5 3.862%, 06/10/2047		1,072	1,165,288

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-GC28, Class A5 3.396%, 02/10/2048	U.S.$	1,300	$1,402,945
Series 2018-GS9, Class A4 3.992%, 03/10/2051		1,150	1,324,807
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.424%, 08/15/2046(c)		129	103,128
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 08/15/2047		1,220	1,328,240
Series 2014-C21, Class B 4.341%, 08/15/2047		314	328,051
Series 2014-C22, Class XA 0.831%, 09/15/2047(f)		19,902	527,630
Series 2015-C30, Class A5 3.822%, 07/15/2048		585	648,443
Series 2015-C31, Class A3 3.801%, 08/15/2048		990	1,097,708
Series 2015-C33, Class A4 3.77%, 12/15/2048		1,150	1,285,918
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.058%, 09/15/2050(f)		8,881	451,353
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		132	76,540
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.054%, 10/15/2048(f)		10,423	417,348
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.516%, 09/15/2047(c)		100	100,101
Series 2016-UB12, Class A4 3.596%, 12/15/2049		870	965,393
UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 02/15/2051		990	1,139,095
Series 2018-C9, Class A4 4.117%, 03/15/2051		1,800	2,064,476
Series 2018-C10, Class A4 4.313%, 05/15/2051		1,200	1,394,546
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		2,309	2,387,875

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 02/15/2048	U.S.$	1,160	$1,262,268
Series 2015-SG1, Class C 4.463%, 09/15/2048		537	505,139
Series 2016-LC25, Class C 4.417%, 12/15/2059		330	317,726
Series 2016-NXS6, Class A4 2.918%, 11/15/2049		900	966,986
Series 2016-NXS6, Class C 4.315%, 11/15/2049		525	505,487
Series 2018-C48, Class A5 4.302%, 01/15/2052		145	169,802

			38,536,770

Non-Agency Floating Rate CMBS – 2.7%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.048% (LIBOR 1 Month + 0.90%), 04/15/2035(c)(e)		891	839,919
Series 2018-KEYS, Class A 1.148% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(e)		1,250	1,178,370
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.148% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)		1,755	1,658,445
BBCMS Mortgage Trust Series 2020-BID, Class A 2.285% (LIBOR 1 Month + 2.14%), 10/15/2037(c)(e)		963	960,726
BHMS Series 2018-ATLS, Class A 1.398% (LIBOR 1 Month + 1.25%), 07/15/2035(c)(e)		1,001	954,710
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.968% (LIBOR 1 Month + 0.82%), 06/15/2035(c)(e)		1,000	946,232
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.148% (LIBOR 1 Month + 1.00%), 04/15/2034(c)(e)		766	736,354
BX Trust Series 2018-EXCL, Class A 1.236% (LIBOR 1 Month + 1.09%), 09/15/2037(c)(e)		1,130	1,028,803

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CLNY Trust Series 2019-IKPR, Class D 2.173% (LIBOR 1 Month + 2.03%), 11/15/2038(c)(e)	U.S.$	1,000	$906,049
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.177% (LIBOR 1 Month + 1.03%), 12/19/2030(c)(e)		1,042	1,013,478
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.348% (LIBOR 1 Month + 1.20%), 06/15/2038(c)(e)		1,368	1,337,018
Series 2019-SMP, Class A 1.298% (LIBOR 1 Month + 1.15%), 08/15/2032(c)(e)		1,125	1,091,241
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 1.996% (LIBOR 1 Month + 1.85%), 01/16/2037(c)(e)		149	136,347
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.098% (LIBOR 1 Month + 1.95%), 11/15/2026(e)(g)		182	146,572
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.932% (LIBOR 1 Month + 0.78%), 07/15/2033(c)(e)		1,200	1,187,377
Series 2019-MILE, Class A 1.648% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(e)		461	456,554
Starwood Retail Property Trust Series 2014-STAR, Class A 1.618% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(e)		961	711,444

			15,289,639

Total Commercial Mortgage-Backed Securities (cost $52,813,651)			53,826,409

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.8%
Risk Share Floating Rate – 5.1%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.999% (LIBOR 1 Month + 1.85%), 10/25/2028(c)(e)		412	409,111

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-1A, Class M1B 1.899% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(e)	U.S.$	945	$943,892
Series 2019-2A, Class M1C 2.149% (LIBOR 1 Month + 2.00%), 04/25/2029(c)(e)		707	698,294
Series 2019-3A, Class M1B 1.749% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(e)		660	646,479
Series 2019-3A, Class M1C 2.099% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		480	456,492
Series 2019-4A, Class M1B 2.149% (LIBOR 1 Month + 2.00%), 10/25/2029(c)(e)		965	954,538
Series 2020-2A, Class M1B 3.349% (LIBOR 1 Month + 3.20%), 08/26/2030(c)(e)		518	522,012
Series 2020-3A, Class M1B 2.998% (LIBOR 1 Month + 2.85%), 10/25/2030(c)(e)		330	329,974
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.549% (LIBOR 1 Month + 2.40%), 04/25/2031(c)(e)		372	370,205
Series 2019-R02, Class 1M2 2.449% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(e)		257	255,866
Series 2019-R03, Class 1M2 2.299% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(e)		135	134,036
Series 2019-R04, Class 2M2 2.249% (LIBOR 1 Month + 2.10%), 06/25/2039(c)(e)		488	483,572
Series 2019-R05, Class 1M2 2.149% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(e)		287	285,600
Series 2019-R06, Class 2M2 2.249% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(e)		606	600,035
Series 2019-R07, Class 1M2 2.249% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(e)		1,065	1,055,507
Series 2020-R01, Class 1M2 2.199% (LIBOR 1 Month + 2.05%), 01/25/2040(c)(e)		1,270	1,243,999

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eagle Re Ltd. Series 2020-1, Class M1A 1.049% (LIBOR 1 Month + 0.90%), 01/25/2030(c)(e)	U.S.$	1,100	$1,091,631
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 4.949% (LIBOR 1 Month + 4.80%), 05/25/2028(e)		218	223,725
Series 2017-DNA3, Class M2 2.649% (LIBOR 1 Month + 2.50%), 03/25/2030(e)		900	909,563
Series 2017-HQA3, Class M2 2.499% (LIBOR 1 Month + 2.35%), 04/25/2030(e)		893	900,961
Series 2019-DNA3, Class M2 2.199% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(e)		71	69,673
Series 2019-DNA4, Class M2 2.099% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(e)		802	795,239
Series 2019-FTR2, Class M2 2.299% (LIBOR 1 Month + 2.15%), 11/25/2048(c)(e)		515	483,602
Series 2019-HQA3, Class M2 1.999% (LIBOR 1 Month + 1.85%), 09/25/2049(c)(e)		454	444,633
Series 2020-DNA1, Class M2 1.849% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(e)		950	928,844
Series 2020-DNA5, Class M2 2.887% (SOFR + 2.80%), 10/25/2050(c)(e)		960	959,399
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.049% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		268	278,160
Series 2015-C01, Class 1M2 4.449% (LIBOR 1 Month + 4.30%), 02/25/2025(e)		581	590,072
Series 2015-C01, Class 2M2 4.699% (LIBOR 1 Month + 4.55%), 02/25/2025(e)		71	71,732
Series 2015-C02, Class 1M2 4.149% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		286	287,483

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 2M2 4.149% (LIBOR 1 Month + 4.00%), 05/25/2025(e)	U.S.$	102	$103,112
Series 2015-C03, Class 1M2 5.149% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		278	282,732
Series 2015-C03, Class 2M2 5.149% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		177	181,476
Series 2015-C04, Class 1M2 5.849% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		559	591,835
Series 2016-C05, Class 2M2 4.599% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		580	601,814
Series 2016-C06, Class 1M2 4.399% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		259	267,548
Series 2016-C07, Class 2M2 4.499% (LIBOR 1 Month + 4.35%), 05/25/2029(e)		857	890,851
Series 2017-C03, Class 1M2 3.149% (LIBOR 1 Month + 3.00%), 10/25/2029(e)		531	534,906
Home Re Ltd. Series 2020-1, Class M1B 3.394% (LIBOR 1 Month + 3.25%), 10/25/2030(c)(e)		790	790,008
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.049% (LIBOR 1 Month + 1.90%), 11/26/2029(c)(e)		805	798,474
Oaktown Re V Ltd. Series 2020-2A, Class M1B 3.743% (LIBOR 1 Month + 3.60%), 10/25/2030(c)(e)		1,427	1,425,542
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.152% (LIBOR 1 Month + 2.00%), 03/27/2024(e)(g)		277	247,311
Series 2019-2R, Class A 2.902% (LIBOR 1 Month + 2.75%), 05/27/2023(e)(g)		516	462,951
Series 2019-3R, Class A 2.852% (LIBOR 1 Month + 2.70%), 10/27/2022(e)(g)		175	156,873

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1R, Class A 2.502% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(g)	U.S.$	624	$558,640
Radnor Re Ltd. Series 2019-1, Class M1B 2.099% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		586	585,971
Series 2019-2, Class M1B 1.899% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(e)		723	717,232
Series 2020-1, Class M1A 1.099% (LIBOR 1 Month + 0.95%), 02/25/2030(c)(e)		391	389,733
Series 2020-2, Class M1C 4.746% (LIBOR 1 Month + 4.60%), 10/25/2030(c)(e)		578	579,070
Traingle Re Ltd. Series 2020-1, Class M1B 4.047% (LIBOR 1 Month + 3.90%), 10/25/2030(c)(e)		1,640	1,638,967

			29,229,375

Agency Floating Rate – 1.3%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 6.452% (6.60% – LIBOR 1 Month), 11/15/2041(e)(h)		3,268	651,337
Series 4693, Class SL 6.002% (6.15% – LIBOR 1 Month), 06/15/2047(e)(h)		2,000	456,015
Series 4727, Class SA 6.052% (6.20% – LIBOR 1 Month), 11/15/2047(e)(h)		2,212	446,896
Series 4954, Class SL 5.902% (6.05% – LIBOR 1 Month), 02/25/2050(e)(h)		3,003	541,198
Series 4981, Class HS 5.952% (6.10% – LIBOR 1 Month), 06/25/2050(e)(h)		6,644	1,221,744
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.391% (6.54% – LIBOR 1 Month), 12/25/2041(e)(h)		991	233,482
Series 2014-17, Class SA 5.901% (6.05% – LIBOR 1 Month), 04/25/2044(e)(h)		2,486	629,898

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-78, Class SE 5.951% (6.10% – LIBOR 1 Month), 12/25/2044(e)(h)	U.S.$	1,578	$312,907
Series 2016-77, Class DS 5.851% (6.00% – LIBOR 1 Month), 10/25/2046(e)(h)		1,751	351,435
Series 2017-62, Class AS 6.001% (6.15% – LIBOR 1 Month), 08/25/2047(e)(h)		1,966	367,085
Series 2017-81, Class SA 6.051% (6.20% – LIBOR 1 Month), 10/25/2047(e)(h)		2,123	473,547
Series 2017-97, Class LS 6.051% (6.20% – LIBOR 1 Month), 12/25/2047(e)(h)		2,248	583,349
Series 2020-26, Class GS 5.851% (6.00% – LIBOR 1 Month), 05/25/2050(e)(h)		3,217	572,504
Government National Mortgage Association Series 2017-122, Class SA 6.049% (6.20% – LIBOR 1 Month), 08/20/2047(e)(h)		1,467	305,432
Series 2017-134, Class MS 6.049% (6.20% – LIBOR 1 Month), 09/20/2047(e)(h)		1,474	318,821

			7,465,650

Agency Fixed Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4976, Class MI 4.50%, 05/25/2050(f)		4,715	762,129
Series 5015, Class BI 4.00%, 09/25/2050(f)		3,526	573,922
Series 5018, Class EI 4.00%, 10/25/2050(f)		2,991	424,359

			1,760,410

Non-Agency Floating Rate – 0.1%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.249% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		283	282,775

Total Collateralized Mortgage Obligations (cost $38,780,406)			38,738,210

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 2.8%
Autos - Fixed Rate – 1.5%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(c)	U.S.$	1,760	$1,849,886
Series 2018-2A, Class A 4.00%, 03/20/2025(c)		1,425	1,524,937
First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 03/17/2025(c)		1,200	1,238,190
Series 2020-1A, Class A 1.49%, 01/15/2025(c)		610	615,377
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(c)		325	334,129
Series 2016-4, Class D 3.89%, 11/15/2022(c)		330	335,994
Series 2018-3, Class B 3.59%, 12/16/2024(c)		1,200	1,224,825
Hertz Vehicle Financing II LP Series 2015-3A, Class A 2.67%, 09/25/2021(c)		300	301,492
Series 2017-1A, Class A 2.96%, 10/25/2021(c)		468	468,953
Series 2019-1A, Class A 3.71%, 03/25/2023(c)		370	369,819
Series 2019-2A, Class A 3.42%, 05/25/2025(c)		310	311,691

			8,575,293

Credit Cards - Fixed Rate – 0.8%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/2024		1,675	1,688,267
Series 2018-B, Class A 3.46%, 07/15/2025		850	871,416
Series 2018-B, Class M 3.81%, 07/15/2025		935	945,032
Series 2019-B, Class M 3.04%, 04/15/2026		1,070	1,103,126

			4,607,841

Other ABS - Fixed Rate – 0.5%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(c)		711	712,522

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Marlette Funding Trust Series 2018-4A, Class A 3.71%, 12/15/2028(c)	U.S.$	161	$161,888
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(c)		121	121,542
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 02/25/2026(c)		33	33,232
Series 2017-5, Class A2 2.78%, 09/25/2026(c)		269	271,301
Series 2017-6, Class A2 2.82%, 11/25/2026(c)		223	223,686
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(c)		507	512,006
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(c)		641	641,315

			2,677,492

Total Asset-Backed Securities (cost $15,491,390)			15,860,626

CORPORATES – NON-INVESTMENT GRADE – 2.6%
Industrial – 1.6%
Basic – 0.1%
Ingevity Corp. 3.875%, 11/01/2028(c)		683	693,716

Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 03/15/2026(c)		512	533,919

Communications - Media – 0.4%
Cable One, Inc. 4.00%, 11/15/2030(c)		499	506,520
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/2023(c)		656	662,566
5.00%, 02/01/2028(c)		702	737,100
CSC Holdings LLC 6.75%, 11/15/2021		145	151,628

			2,057,814

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(c)	EUR	191	$223,220

Consumer Cyclical - Entertainment – 0.2%
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(c)	U.S.$	394	429,767
11.50%, 06/01/2025(c)		708	809,896

			1,239,663

Consumer Cyclical - Other – 0.1%
International Game Technology PLC 6.25%, 02/15/2022(c)		207	212,044
6.50%, 02/15/2025(c)		460	490,558

			702,602

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(c)		1,046	1,039,996

Consumer Non-Cyclical – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(c)		1,160	1,178,560

Energy – 0.3%
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/2023		618	620,744
5.875%, 03/15/2028		640	664,083
Transocean Poseidon Ltd. 6.875%, 02/01/2027(c)		388	292,308

			1,577,135

			9,246,625

Financial Institutions – 1.0%
Banking – 0.6%
Credit Suisse Group AG 6.375%, 08/21/2026(c)(d)		320	345,991
7.50%, 07/17/2023-12/11/2023(c)(d)		1,356	1,441,167
Discover Financial Services Series D 6.125%, 06/23/2025(d)		1,667	1,784,890

			3,572,048

Finance – 0.4%
Navient Corp. 6.125%, 03/25/2024		722	729,552
6.625%, 07/26/2021		415	423,263
7.25%, 01/25/2022		54	55,709

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SLM Corp. 4.20%, 10/29/2025	U.S.$	900	$913,059

			2,121,583

			5,693,631

Total Corporates - Non-Investment Grade (cost $14,499,147)			14,940,256

COLLATERALIZED LOAN OBLIGATIONS – 1.2%
CLO - Floating Rate – 1.2%
Dryden CLO Ltd. Series 2020-77A, Class A 2.374% (LIBOR 3 Month + 2.00%), 05/20/2031(c)(e)		700	702,216
Series 2020-78A, Class C 2.168% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		880	857,761
Series 2020-78A, Class D 3.218% (LIBOR 3 Month + 3.00%), 04/17/2033(c)(e)		460	429,565
Elevation CLO Ltd. Series 2020-11A, Class C 2.437% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		780	744,018
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.118% (LIBOR 3 Month + 1.90%), 04/20/2031(c)(e)		1,024	1,026,783
Kayne CLO Ltd. Series 2020-7A, Class C 2.218% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)		400	392,804
Magnetite XXVI Ltd. Series 2020-26A, Class A 1.987% (LIBOR 3 Month + 1.75%), 07/15/2030(c)(e)		1,485	1,488,703
OCP CLO Ltd. Series 2020-18A, Class A 2.018% (LIBOR 3 Month + 1.80%), 04/20/2030(c)(e)		1,022	1,023,393
Voya CLO Ltd. Series 2019-1A, Class DR 3.087% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		340	295,921

Total Collateralized Loan Obligations (cost $7,091,289)			6,961,164

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 1.0%
Colombia – 0.0%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	248	$254,448

Israel – 0.1%
Israel Government International Bond 3.875%, 07/03/2050		656	760,550

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025		723	789,742

Qatar – 0.1%
Qatar Government International Bond 3.40%, 04/16/2025(c)		398	437,178

Saudi Arabia – 0.2%
Saudi Government International Bond 2.90%, 10/22/2025(c)		1,112	1,187,060

United Arab Emirates – 0.4%
Abu Dhabi Government International Bond 1.70%, 03/02/2031(c)		786	772,245
2.50%, 04/16/2025(c)		643	680,937
3.875%, 04/16/2050(c)		550	652,781

			2,105,963

Uruguay – 0.1%
Uruguay Government International Bond 4.375%, 01/23/2031		238	287,903

Total Governments – Sovereign Bonds (cost $5,352,643)			5,822,844

MORTGAGE PASS-THROUGHS – 1.0%
Agency Fixed Rate 30-Year – 1.0%
Uniform Mortgage-Backed Security Series 2020 1.50%, 11/01/2050, TBA (cost $5,748,094)		5,700	5,738,297

EMERGING MARKETS – TREASURIES – 1.0%
South Africa – 1.0%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $4,782,839)	ZAR	97,953	5,535,451

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Chile – 0.2%
Corp. Nacional del Cobre de Chile
3.15%, 01/14/2030(c)	U.S.$	655	$696,551
3.75%, 01/15/2031(c)		202	223,210
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(c)		200	217,600

			1,137,361

Indonesia – 0.3%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(c)		435	472,519
Pertamina Persero PT 6.45%, 05/30/2044(c)		575	746,425
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 6.15%, 05/21/2048(c)		305	387,826

			1,606,770

Malaysia – 0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(c)		705	879,604

Mexico – 0.1%
Petroleos Mexicanos
6.75%, 09/21/2047		529	409,711
6.84%, 01/23/2030		258	230,676

			640,387

Peru – 0.2%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(c)		1,185	1,203,960

Total Quasi-Sovereigns (cost $5,057,706)			5,468,082

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.5%
Basic – 0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)		600	555,894

Capital Goods – 0.1%
Embraer Netherlands Finance BV
5.40%, 02/01/2027		590	558,668
6.95%, 01/17/2028(c)		384	383,791

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Odebrecht Finance Ltd. 5.25%, 06/27/2029(c)(i)(j)	U.S.$	426	$14,910

			957,369

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		427	423,664

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(c)		327	330,577
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(g)(j)(k)		655	5,744

			336,321

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(c)		458	479,183

			2,752,431

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		89	90,240

Total Emerging Markets – Corporate Bonds (cost $3,658,664)			2,842,671

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023		660	667,484
State of California 5.70%, 11/01/2021		825	869,938
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035		770	769,392

Total Local Governments – US Municipal Bonds (cost $2,297,272)			2,306,814

EMERGING MARKETS – SOVEREIGNS – 0.4%
Brazil – 0.1%
Brazilian Government International Bond 2.875%, 06/06/2025		781	789,835

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(c)	U.S.$	1,213	$1,236,123

Egypt – 0.1%
Egypt Government International Bond 6.125%, 01/31/2022(c)		255	262,012

Total Emerging Markets – Sovereigns (cost $2,244,840)			2,287,970

GOVERNMENTS – TREASURIES – 0.3%
Malaysia – 0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022 (cost $1,600,174)	MYR	6,633	1,644,595

		Shares
COMMON STOCKS – 0.0%
Financials – 0.0%
Insurance – 0.0%
Mt Logan Re Ltd. (Preference Shares)(j)(l)(m)(n) (cost $260,000)		260	270,501

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.03%(o)(p)(q) (cost $2,643,692)		2,643,692	2,643,692

Total Investments – 139.1% (cost $753,560,529)			796,464,731
Other assets less liabilities – (39.1)%			(223,878,096)

Net Assets – 100.0%			$572,586,635

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	503	December 2020	$63,177,586	$(134,233)

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Canadian Bond Futures	123	December 2020	$13,944,247	$79,198
Japan 10 Yr Bond (OSE) Futures	4	December 2020	5,802,760	(4,418)
Long Gilt Futures	151	December 2020	26,541,780	74,162
U.S. 10 Yr Ultra Futures	98	December 2020	15,413,563	167,025
U.S. T-Note 10 Yr (CBT) Futures	369	December 2020	51,002,719	413,474
U.S. T-Note 2 Yr (CBT) Futures	63	December 2020	13,913,156	2,558
U.S. Ultra Bond (CBT) Futures	48	December 2020	10,320,000	409,634

				$1,007,400

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	ZAR	175,291	USD	10,483	11/27/2020	$(258,315)
BNP Paribas SA	CAD	40,951	USD	30,829	12/10/2020	86,391
Citibank, NA	CNY	79,149	USD	11,777	12/17/2020	252
Citibank, NA	NZD	17,407	USD	11,539	12/22/2020	29,077
Citibank, NA	USD	679	GBP	525	11/19/2020	1,305
Citibank, NA	USD	869	ZAR	14,692	11/27/2020	31,218
Citibank, NA	USD	21,190	JPY	2,233,969	12/11/2020	158,135
Goldman Sachs Bank USA	KRW	5,075,860	USD	4,291	11/16/2020	(172,390)
Goldman Sachs Bank USA	USD	11,324	AUD	16,066	01/12/2021	(26,297)
Goldman Sachs Bank USA	USD	4,262	CNY	29,721	11/16/2020	169,435
HSBC Bank USA	USD	2,875	ZAR	47,731	11/27/2020	49,498
JPMorgan Chase Bank, NA	SEK	126,478	USD	14,355	01/15/2021	126,711
Morgan Stanley Capital Services, Inc.	AUD	32,455	USD	23,168	01/12/2021	347,325
Morgan Stanley Capital Services, Inc.	MYR	7,213	USD	1,731	03/25/2021	5,994
Natwest Markets PLC	USD	1,714	ZAR	28,711	11/27/2020	44,968
Standard Chartered Bank	KRW	8,501,874	USD	7,190	11/16/2020	(285,806)
Standard Chartered Bank	USD	7,146	CNY	49,737	11/16/2020	269,488
Standard Chartered Bank	USD	11,590	KRW	13,480,973	11/10/2020	263,393
State Street Bank & Trust Co.	GBP	525	USD	677	11/19/2020	(3,444)
State Street Bank & Trust Co.	EUR	76	USD	89	12/18/2020	935
State Street Bank & Trust Co.	USD	21,530	EUR	18,273	12/18/2020	(225,452)

						$612,421

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
iShares 7-10 Year Treasury Bond ETF(n)	Citibank, NA	380,900	USD	121.00	November 2020	USD	46,089	$344,715	$(163,845)
iShares TIPS Bond ETF(n)	UBS AG	312,610	USD	127.00	December 2020	USD	39,701	507,616	(178,183)

								$852,331	$(342,028)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Put
CDX-NAHY Series 34, 5 Year Index RTP	Bank of America, NA	Sell	103.00%	December 2020	$28,500	$636,120	$(584,499)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	(1.00)%	Quarterly	0.91%	USD	119,190	$(631,751)	$(622,212)	$(9,539)
Malaysia, 12/20/2025*	(1.00)	Quarterly	0.48	USD	50,370	(1,399,663)	(1,288,578)	(111,085)
People’s Republic of China, 7.500%, 10/28/2027, 06/20/2025*	(1.00)	Quarterly	0.34	USD	29,050	(901,844)	(637,902)	(263,942)

						$(2,933,258)	$(2,548,692)	$(384,566)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	64,600	02/26/2022	CPI#	1.440%	Maturity	$441,423	$—	$441,423
USD	38,550	02/28/2022	CPI#	1.352%	Maturity	192,213	—	192,213
USD	4,500	07/15/2022	1.484%	CPI#	Maturity	(15,413)	—	(15,413)
USD	11,250	07/15/2022	1.575%	CPI#	Maturity	(70,157)	—	(70,157)
USD	9,450	07/15/2022	1.758%	CPI#	Maturity	(100,007)	—	(100,007)
USD	12,000	07/15/2022	1.850%	CPI#	Maturity	(173,788)	—	(173,788)

46 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	21,500	07/15/2022	1.851%	CPI#	Maturity	$(312,505)	$—	$(312,505)
USD	9,000	07/15/2023	1.902%	CPI#	Maturity	(162,415)	—	(162,415)
USD	3,000	01/15/2024	1.599%	CPI#	Maturity	(6,638)	—	(6,638)
USD	64,600	02/26/2025	1.589%	CPI#	Maturity	(85,178)	—	(85,178)
USD	38,550	02/28/2025	1.527%	CPI#	Maturity	73,716	—	73,716

						$(218,749)	$—	$(218,749)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	49,600	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$426,413	$140	$426,273
SEK	217,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	(154,303)	143	(154,446)
CAD	34,186	03/24/2025	3 Month CDOR	0.958%	Semi-Annual/ Semi-Annual	263,573	340	263,233
USD	117,740	06/09/2025	0.512%	3 Month LIBOR	Semi-Annual/ Quarterly	(726,903)	—	(726,903)
USD	1,160	06/09/2025	2.488%	3 Month LIBOR	Semi-Annual/ Quarterly	(121,388)	—	(121,388)
USD	2,106	08/04/2025	2.293%	3 Month LIBOR	Semi-Annual/ Quarterly	(196,867)	—	(196,867)
CAD	64,890	08/07/2025	3 Month CDOR	0.698%	Semi-Annual/ Semi-Annual	(136,200)	(638)	(135,562)
USD	5,400	10/04/2026	1.487%	3 Month LIBOR	Semi-Annual/ Quarterly	(305,563)	—	(305,563)
USD	1,080	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	(79,813)	—	(79,813)
USD	1,080	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(80,677)	—	(80,677)
USD	7,030	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	(839,005)	—	(839,005)
USD	20,920	06/05/2027	0.558%	3 Month LIBOR	Semi-Annual/ Quarterly	30,887	—	30,887
USD	715	07/12/2027	2.355%	3 Month LIBOR	Semi-Annual/ Quarterly	(87,489)	—	(87,489)
USD	5,395	06/04/2029	2.150%	3 Month LIBOR	Semi-Annual/ Quarterly	(666,804)	—	(666,804)
USD	3,170	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	(220,945)	—	(220,945)
USD	1,490	11/10/2035	2.631%	3 Month LIBOR	Semi-Annual/ Quarterly	(339,927)	—	(339,927)

						$(3,235,011)	$(15)	$(3,234,996)

abfunds.com	AB BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	9.62%	USD	683	$176,760	$53,364	$123,396
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	1,367	353,780	100,563	253,217
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	1,367	353,779	97,138	256,641
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	1,683	435,560	115,556	320,004
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	346	89,545	23,115	66,430
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	328	84,887	22,404	62,483
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	346	89,545	23,115	66,430
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	708	183,289	144,052	39,237
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	707	183,031	143,738	39,293
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	2,682	694,326	549,266	145,060
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	1,341	347,274	269,548	77,726
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	536	138,806	106,769	32,037
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	541	139,965	111,496	28,469
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	664	171,898	116,441	55,457
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	288	74,511	58,743	15,768

48 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	9.62%	USD	708	$183,289	$146,114	$37,175
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.62	USD	354	91,645	69,442	22,203
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	723	(233,902)	(87,707)	(146,195)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	547	(176,963)	(82,313)	(94,650)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	67	(21,676)	(10,579)	(11,097)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	209	(67,615)	(30,532)	(37,083)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	475	(153,710)	(53,304)	(100,406)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	683	(221,019)	(76,646)	(144,373)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	950	(307,420)	(104,253)	(203,167)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	1,367	(442,361)	(150,015)	(292,346)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	953	(308,391)	(102,529)	(205,862)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	376	(121,673)	(39,657)	(82,016)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	653	(211,365)	(77,187)	(134,178)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	195	(63,118)	(23,050)	(40,068)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	100	(32,352)	(9,970)	(22,382)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	248	(80,232)	(32,240)	(47,992)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	210	(67,939)	(27,949)	(39,990)

abfunds.com	AB BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	335	$(108,406)	$(43,035)	$(65,371)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	340	(110,024)	(42,285)	(67,739)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	292	(94,492)	(36,316)	(58,176)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	475	(153,710)	(59,075)	(94,635)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	69	(22,328)	(8,710)	(13,618)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	130	(42,057)	(10,334)	(31,723)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	169	(54,674)	(13,719)	(40,955)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	326	(105,467)	(30,489)	(74,978)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	122	(39,469)	(14,576)	(24,893)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	471	(152,376)	(29,867)	(122,509)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	138	(44,646)	(9,353)	(35,293)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	226	(73,115)	(32,865)	(40,250)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	139	(44,980)	(16,904)	(28,076)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5	(1,618)	(612)	(1,006)
CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	1,145	(142,909)	(24,961)	(117,948)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	436	(141,053)	(30,661)	(110,392)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	130	(42,057)	(16,057)	(26,000)

50 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	662	$(214,168)	$(45,479)	$(168,689)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	714	(230,991)	(40,173)	(190,818)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	464	(150,112)	(37,411)	(112,701)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	30	(9,705)	(3,447)	(6,258)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	150	(48,528)	(18,528)	(30,000)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	217	(70,203)	(24,331)	(45,872)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	218	(70,526)	(24,433)	(46,093)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	247	(79,908)	(26,083)	(53,825)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,000	(323,600)	(129,773)	(193,827)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	710	(229,696)	(80,135)	(149,561)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,300	(420,572)	(150,517)	(270,055)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	598	(193,463)	(90,107)	(103,356)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	371	(120,025)	(59,439)	(60,586)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	517	(167,258)	(84,022)	(83,236)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	15	(4,853)	(2,233)	(2,620)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	178	(57,586)	(15,077)	(42,509)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.005	USD	15	(4,853)	(1,318)	(3,535)

abfunds.com	AB BOND INFLATION STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	30	$(9,705)	$(2,684)	$(7,021)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	30	(9,706)	(2,905)	(6,801)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	59	(19,088)	(6,244)	(12,844)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	322	(104,172)	(42,956)	(61,216)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	166	(53,704)	(17,336)	(36,368)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	27	(8,737)	(3,394)	(5,343)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	122	(39,469)	(11,635)	(27,834)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	28	(9,059)	(2,678)	(6,381)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	691	(223,550)	(83,067)	(140,483)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	241	(77,968)	(29,227)	(48,741)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	30	(9,706)	(2,870)	(6,836)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	118	(38,175)	(14,760)	(23,415)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,100	(355,868)	(159,352)	(196,516)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	191	(61,791)	(13,202)	(48,589)

						$(3,507,972)	$(401,702)	$(3,106,270)

*	Termination date

52 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	23,800	07/15/2023	1.848%	CPI	#	Maturity	$(360,438)	$—	$(360,438)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	595	03/06/2042	2.804%	3 Month LIBOR	Semi-Annual/ Quarterly	$(184,314)	$—	$(184,314)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Barclays Bank PLC iBoxx $ Liquid High Yield Index	3 Month LIBOR	Maturity	USD 21,258	12/20/2020	$(392,553)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2020
HSBC Bank USA†	0.14%	—	$5,611,745
HSBC Bank USA†	0.14%	—	43,054,512
HSBC Bank USA†	0.14%	—	14,105,080
HSBC Bank USA†	0.14%	—	30,959,075
JPMorgan Chase Bank†	0.19%	—	4,744,890
JPMorgan Chase Bank†	0.19%	—	26,758,026
JPMorgan Chase Bank†	0.19%	—	36,118,666
JPMorgan Chase Bank†	0.19%	—	61,615,180
JPMorgan Chase Bank†	0.19%	—	7,728,034

			$230,695,208

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2020.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

abfunds.com	AB BOND INFLATION STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

	Overnight and Continuous	Up to 30 Days		31-90 Days		Greater than 90 Days		Total
Inflation-Linked Securities	$230,695,208	$	– 0 –	$	– 0 –	$	– 0 –	$230,695,208

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $117,225,339 or 20.5% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2020.

(f)	IO – Interest Only.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.30% of net assets as of October 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.098%, 11/15/2026	11/16/2015	$181,926	$146,572	0.03%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.152%, 03/27/2024	03/21/2019	277,233	247,311	0.04%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.902%, 05/27/2023	06/07/2019	516,385	462,951	0.08%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.852%, 10/27/2022	10/11/2019	175,139	156,873	0.03%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.502%, 02/27/2023	02/11/2000	624,119	558,640	0.10%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	89,000	90,240	0.02%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	363,153	5,744	0.00%

(h)	Inverse interest only security.

(i)	Defaulted.

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)	Restricted and illiquid security.

54 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$260,000	$270,501	0.05%

(m)	Fair valued by the Adviser.

(n)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

(r)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

ETF – Exchange Traded Fund

LIBOR – London Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

RTP – Right To Pay

SOFR – Secured Overnight Financing Rate

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 55

STATEMENT OF ASSETS & LIABILITIES

October 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $750,916,837)	$793,821,039
Affiliated issuers (cost $2,643,692)	2,643,692
Cash collateral due from broker	14,227,671
Foreign currencies, at value (cost $93,117)	93,803
Receivable for investment securities sold	6,882,061
Market value on credit default swaps (net premiums paid $2,150,864)	3,791,890
Interest receivable	2,698,503
Receivable for capital stock sold	1,873,723
Unrealized appreciation on forward currency exchange contracts	1,584,125
Receivable for variation margin on centrally cleared swaps	343,700
Receivable for variation margin on futures	225,026
Affiliated dividends receivable	95

Total assets	828,185,328

Liabilities
Swaptions written, at value (premiums received $636,120)	584,499
Options written, at value (premiums received $852,331)	342,028
Payable for reverse repurchase agreements	230,695,208
Payable for investment securities purchased	13,585,748
Market value on credit default swaps (net premiums received $2,552,566)	7,299,862
Unrealized depreciation on forward currency exchange contracts	971,704
Unrealized depreciation on total return swaps	392,553
Payable for capital stock redeemed	365,329
Unrealized depreciation on inflation swaps	360,438
Cash collateral due to broker	343,000
Unrealized depreciation on interest rate swaps	184,314
Advisory fee payable	171,421
Distribution fee payable	38,704
Administrative fee payable	27,300
Transfer Agent fee payable	12,274
Directors’ fees payable	2,172
Accrued expenses and other liabilities	222,139

Total liabilities	255,598,693

Net Assets	$572,586,635

Composition of Net Assets
Capital stock, at par	$50,152
Additional paid-in capital	545,637,981
Distributable earnings	26,898,502

$572,586,635

See notes to financial statements.

56 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$31,247,611	2,702,462	$11.56	*

C	$3,822,801	339,863	$11.25

Advisor	$135,677,322	11,724,465	$11.57

R	$3,065,808	265,088	$11.57

K	$6,789,631	588,508	$11.54

I	$8,296,628	725,380	$11.44

1	$312,381,888	27,523,291	$11.35

2	$60,289,022	5,315,263	$11.34

Z	$11,015,924	968,082	$11.38

*	The maximum offering price per share for Class A shares was $12.07 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 57

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income
Interest	$18,764,546
Dividends—Affiliated issuers	28,311	$18,792,857

Expenses
Advisory fee (see Note B)	2,996,853
Distribution fee—Class A	83,290
Distribution fee—Class C	29,985
Distribution fee—Class R	17,725
Distribution fee—Class K	14,728
Distribution fee—Class 1	310,724
Transfer agency—Class A	49,036
Transfer agency—Class C	4,463
Transfer agency—Advisor Class	221,520
Transfer agency—Class R	9,190
Transfer agency—Class K	11,783
Transfer agency—Class I	11,054
Transfer agency—Class 1	37,378
Transfer agency—Class 2	7,097
Transfer agency—Class Z	4,905
Custody and accounting	186,761
Registration fees	129,629
Audit and tax	118,303
Printing	96,722
Administrative	89,571
Legal	37,102
Directors’ fees	24,436
Miscellaneous	24,723

Total expenses before interest expense	4,516,978
Interest expense	916,186

Total expenses	5,433,164
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,068,255)

Net expenses		4,364,909

Net investment income		14,427,948

See notes to financial statements.

58 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS (continued)

Year Ended October 31, 2020

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$11,633,122
Forward currency exchange contracts	2,296,118
Futures	(4,659,435)
Options written	941,234
Swaps	(1,104,759)
Swaptions written	1,331,546
Foreign currency transactions	(2,916,531)
Net change in unrealized appreciation/depreciation of:
Investments(b)	24,129,748
Forward currency exchange contracts	660,695
Futures	562,399
Options written	510,303
Swaps	(5,279,135)
Swaptions written	51,621
Foreign currency denominated assets and liabilities	18,793

Net gain on investment and foreign currency transactions	28,175,719

Net Increase in Net Assets from Operations	$42,603,667

(a)	Net of foreign capital gains taxes of $4,850.

(b)	Net of decrease in accrued foreign capital gains taxes of $20,257.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 59

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020		Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,427,948		$14,513,091
Net realized gain (loss) on investment and foreign currency transactions	7,521,295		(6,508,444)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	20,654,424		34,328,281
Contributions from Affiliates (see Note B)	– 0	–	5,918

Net increase in net assets from operations	42,603,667		42,338,846
Distributions to Shareholders
Class A	(649,771)		(872,187)
Class C	(50,256)		(51,492)
Advisor Class	(3,332,209)		(4,083,274)
Class R	(62,687)		(132,330)
Class K	(127,416)		(152,387)
Class I	(224,256)		(225,817)
Class 1	(7,448,238)		(8,206,740)
Class 2	(1,473,613)		(1,472,842)
Class Z	(502,262)		(817,986)
Return of capital
Class A	– 0	–	(20,252)
Class C	– 0	–	(1,196)
Advisor Class	– 0	–	(94,813)
Class R	– 0	–	(3,073)
Class K	– 0	–	(3,538)
Class I	– 0	–	(5,243)
Class 1	– 0	–	(190,560)
Class 2	– 0	–	(34,199)
Class Z	– 0	–	(18,994)
Capital Stock Transactions
Net increase (decrease)	(98,268,014)		3,088,080

Total increase (decrease)	(69,535,055)		29,040,003
Net Assets
Beginning of period	642,121,690		613,081,687

End of period	$572,586,635		$642,121,690

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2020

Cash flows from operating activities
Net increase in net assets from operations		$42,603,667
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(409,807,237)
Purchases of short-term investments	(383,965,928)
Proceeds from disposition of long-term investments	392,612,074
Proceeds from disposition of short-term investments	381,448,961
Net realized gain on investment transactions and foreign currency transactions	(7,521,295)
Net realized gain on forward currency exchange contracts	2,296,118
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(20,654,424)
Net accretion of bond discount and amortization of bond premium	1,849,137
Inflation index adjustment	(5,748,699)
Increase in receivable for investments sold	(6,763,574)
Increase in interest receivable	(188,413)
Decrease in affiliated dividends receivable	5,562
Increase in cash collateral due from broker	(9,298,397)
Increase in payable for investments purchased	10,264,645
Increase in cash collateral due to broker	258,000
Increase in advisory fee payable	29,454
Increase in administrative fee payable	2,717
Decrease in Transfer Agent fee payable	(2,130)
Decrease in distribution fee payable	(2,888)
Increase in Directors’ fee payable	236
Decrease in accrued expenses	(47,729)
Proceeds from options written, net	1,793,565
Proceeds from swaptions written, net	1,973,360
Payments on swaps, net	(4,758,445)
Payments for exchange-traded derivatives settlements, net	(5,231,461)

Total adjustments		(61,456,791)

Net cash provided by (used in) operating activities		(18,853,124)
Cash flows from financing activities
Redemptions of capital stock, net	(109,775,306)
Cash dividends paid (net of dividend reinvestments)†	(2,575,656)
Increase in reverse repurchase agreements	134,155,036

Net cash provided by (used in) financing activities		21,804,074
Effect of exchange rate on cash		(2,897,738)

Net increase in cash		53,212
Cash at beginning of year		40,591

Cash at end of year		$93,803

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$11,295,052
Interest expense paid during the year	$1,104,837

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2020

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$497,192,691		$	– 0	–	$497,192,691
Corporates – Investment Grade		– 0	–	134,384,458			– 0	–	134,384,458
Commercial Mortgage-Backed Securities		– 0	–	53,826,409			– 0	–	53,826,409
Collateralized Mortgage Obligations		– 0	–	38,738,210			– 0	–	38,738,210
Asset-Backed Securities		– 0	–	15,860,626			– 0	–	15,860,626
Corporates – Non-Investment Grade		– 0	–	14,940,256			– 0	–	14,940,256
Collateralized Loan Obligations		– 0	–	6,961,164			– 0	–	6,961,164
Governments – Sovereign Bonds		– 0	–	5,822,844			– 0	–	5,822,844
Mortgage Pass-Throughs		– 0	–	5,738,297			– 0	–	5,738,297
Emerging Markets – Treasuries		– 0	–	5,535,451			– 0	–	5,535,451
Quasi-Sovereigns		– 0	–	5,468,082			– 0	–	5,468,082
Emerging Markets – Corporate Bonds		– 0	–	2,842,671			– 0	–	2,842,671
Local Governments – US Municipal Bonds		– 0	–	2,306,814			– 0	–	2,306,814
Emerging Markets – Sovereigns		– 0	–	2,287,970			– 0	–	2,287,970
Governments – Treasuries		– 0	–	1,644,595			– 0	–	1,644,595
Common Stocks		– 0	–	– 0	–		270,501		270,501
Short-Term Investments		2,643,692		– 0	–		– 0	–	2,643,692

Total Investments in Securities		2,643,692		793,550,538			270,501		796,464,731
Other Financial Instruments(a):
Assets:
Futures		1,146,051		– 0	–		– 0	–	1,146,051	(b)
Forward Currency Exchange Contracts		– 0	–	1,584,125			– 0	–	1,584,125
Centrally Cleared Inflation (CPI) Swaps		– 0	–	707,352			– 0	–	707,352	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	720,873			– 0	–	720,873	(b)
Credit Default Swaps		– 0	–	3,791,890			– 0	–	3,791,890

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(138,651)		$	– 0	–	$	– 0	–	$(138,651	)(b)
Forward Currency Exchange Contracts	– 0	–		(971,704)			– 0	–	(971,704)
Call Options Written	– 0	–		(342,028)			– 0	–	(342,028)
Credit Default Swaptions Written	– 0	–		(584,499)			– 0	–	(584,499)
Centrally Cleared Credit Default Swaps	– 0	–		(2,933,258)			– 0	–	(2,933,258	)(b)
Centrally Cleared Inflation (CPI) Swaps	– 0	–		(926,101)			– 0	–	(926,101	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–		(3,955,884)			– 0	–	(3,955,884	)(b)
Credit Default Swaps	– 0	–		(7,299,862)			– 0	–	(7,299,862)
Inflation (CPI) Swaps	– 0	–		(360,438)			– 0	–	(360,438)
Interest Rate Swaps	– 0	–		(184,314)			– 0	–	(184,314)
Total Return Swaps	– 0	–		(392,553)			– 0	–	(392,553)
Reverse Repurchase Agreements	(230,695,208)			– 0	–		– 0	–	(230,695,208)

Total	$(227,044,116)			$782,404,137			$270,501		$555,630,522

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest), on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, ..60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2021 and then may be extended for additional one-year terms. For the year ended October 31, 2020, such reimbursement amounted to $1,063,673.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2020, the reimbursement for such services amounted to $89,571.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $147,692 for the year ended October 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,458 from the sale of Class A shares and received $0 and $504 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2020, such waiver amounted to $4,582.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,423	$369,337	$370,116	$2,644	$28

During the year ended October 31, 2019, the Adviser reimbursed the Fund $5,918 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the

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NOTES TO FINANCIAL STATEMENTS (continued)

Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $253,807, $52,558, $55,888 and $1,583,117 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$181,496,703	$116,776,202
U.S. government securities	228,398,069	256,701,309

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$754,210,428

Gross unrealized appreciation	$56,343,341
Gross unrealized depreciation	(17,562,694)

Net unrealized appreciation	$38,780,647

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities,

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including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2020, the Fund held written options for hedging and non-hedging purposes.

During the year ended October 31, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes. During the year ended October 31, 2020, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the

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Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments

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from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The

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Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,146,051	*	Receivable/Payable for variation margin on futures	$138,651	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	384,566	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,427,745	*	Receivable/Payable for variation margin on centrally cleared swaps	$4,881,490	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,584,125		Unrealized depreciation on forward currency exchange contracts	971,704

Credit contracts				Swaptions written, at value	584,499

Equity contracts				Options written, at value	342,028

Interest rate contracts				Unrealized depreciation on interest rate swaps	184,314

Interest rate contracts				Unrealized depreciation on inflation swaps	360,438

Credit contracts	Market value on credit default swaps	3,791,890		Market value on credit default swaps	7,299,862

Credit contracts				Unrealized depreciation on total return swaps	392,553

Total		$7,949,811			$15,540,105

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,659,435)	$562,399

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	2,296,118	660,695

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(721,790)		$	– 0	–

Interest rate contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–		510,303

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	941,234			– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	1,153,676			– 0	–

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	177,870			51,621

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,926,614)			(1,194,432)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	821,855			(4,084,703)

Total		$(1,917,086)			$(3,494,117)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2020:

Futures:
Average notional amount of buy contracts	$55,221,083
Average notional amount of sale contracts	$111,028,836
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$20,906,458	(a)
Average principal amount of sale contracts	$41,407,978
Purchased Swaptions:
Average notional amount	$26,377,143	(b)
Options Written:
Average notional amount	$87,302,277	(c)
Swaptions Written:
Average notional amount	$40,350,122	(d)
Interest Rate Swaps:
Average notional amount	$595,000
Inflation Swaps:
Average notional amount	$35,253,846
Centrally Cleared Interest Rate Swaps:
Average notional amount	$218,217,075
Centrally Cleared Inflation Swaps:
Average notional amount	$246,446,154
Credit Default Swaps:
Average notional amount of buy contracts	$10,300,308
Average notional amount of sale contracts	$27,249,692
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$132,249,702
Average notional amount of sale contracts	$24,982,727	(e)
Total Return Swaps:
Average notional amount	$31,290,000	(e)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for three months during the year.

(d)	Positions were open for eight months during the year.

(e)	Positions were open for four months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$86,391	$	– 0	–	$	– 0	–	$	– 0	–	$86,391
Citibank, NA/Citigroup Global Markets, Inc.	3,490,534		(3,162,541)			(263,000)			– 0	–	64,993
Goldman Sachs Bank USA/Goldman Sachs International	341,333		(341,333)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	49,498		– 0	–		– 0	–		– 0	–	49,498
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	201,222		(201,222)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	628,253		(601,973)			– 0	–		– 0	–	26,280
Natwest Markets PLC	44,968		– 0	–		– 0	–		– 0	–	44,968
Standard Chartered Bank	532,881		(285,806)			– 0	–		– 0	–	247,075
State Street Bank & Trust Co.	935		(935)			– 0	–		– 0	–	– 0	–

Total	$5,376,015		$(4,593,810)			$(263,000)		$	– 0	–	$519,205	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$842,814	$	– 0	–	$	– 0	–	$	– 0	–	$842,814
Barclays Bank PLC	392,553		– 0	–		– 0	–		(322,422)		70,131
Citibank, NA/Citigroup Global Markets, Inc.	3,162,541		(3,162,541)			– 0	–		– 0	–	– 0	–
Credit Suisse International	701,311		– 0	–		(260,000)			(305,258)		136,053
Deutsche Bank AG	1,057,251		– 0	–		– 0	–		(1,057,251)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,925,705		(341,333)			– 0	–		(1,584,372)		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	758,365		(201,222)			(334,800)			(222,343)		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	601,973		(601,973)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	285,806		(285,806)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	228,896		(935)			– 0	–		– 0	–	227,961
UBS AG	178,183		– 0	–		– 0	–		– 0	–	178,183

Total	$10,135,398		$(4,593,810)			$(594,800)			$(3,491,646)		$1,455,142	^

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*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2020, the average amount of reverse repurchase agreements outstanding was $191,771,869 and the daily weighted average interest rate was 0.4%. At October 31, 2020, the Fund had reverse repurchase agreements outstanding in the amount of $230,695,208 as reported on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2020:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$93,730,412	$(93,730,412)	$	– 0	–
JPMorgan Chase Bank	136,964,796	(136,564,579)		400,217

Total	$230,695,208	$(230,294,991)		$400,217

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Class A
Shares sold	1,261,189	1,335,847	$14,062,730	$14,431,686

Shares issued in reinvestment of dividends	43,961	62,261	495,138	668,363

Shares converted from Class C	14,046	12,244	156,235	134,636

Shares redeemed	(2,126,950)	(2,875,737)	(23,152,124)	(30,519,097)

Net decrease	(807,754)	(1,465,385)	$(8,438,021)	$(15,284,412)

Class C
Shares sold	187,777	35,201	$2,049,635	$369,805

Shares issued in reinvestment of dividends	3,364	3,952	37,161	41,489

Shares converted to Class A	(14,427)	(12,562)	(156,235)	(134,636)

Shares redeemed	(81,140)	(113,462)	(868,047)	(1,186,063)

Net increase (decrease)	95,574	(86,871)	$1,062,514	$(909,405)

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	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Advisor Class
Shares sold	5,506,776	8,127,810	$60,921,189	$87,174,658

Shares issued in reinvestment of dividends	253,528	321,349	2,856,501	3,475,201

Shares redeemed	(9,408,756)	(7,376,016)	(103,456,299)	(78,961,128)

Net increase (decrease)	(3,648,452)	1,073,143	$(39,678,609)	$11,688,731

Class R
Shares sold	77,780	220,089	$845,022	$2,367,556

Shares issued in reinvestment of dividends	4,957	12,562	55,751	135,386

Shares redeemed	(457,340)	(200,399)	(4,996,719)	(2,150,725)

Net increase (decrease)	(374,603)	32,252	$(4,095,946)	$352,217

Class K
Shares sold	289,515	209,936	$3,233,235	$2,243,823

Shares issued in reinvestment of dividends	11,291	14,611	127,416	155,925

Shares redeemed	(174,841)	(915,078)	(1,884,738)	(9,803,750)

Net increase (decrease)	125,965	(690,531)	$1,475,913	$(7,404,002)

Class I
Shares sold	366,818	665,974	$4,053,521	$6,999,802

Shares issued in reinvestment of dividends	20,138	21,589	224,256	231,059

Shares redeemed	(574,453)	(322,578)	(6,419,617)	(3,425,749)

Net increase (decrease)	(187,497)	364,985	$(2,141,840)	$3,805,112

Class 1
Shares sold	4,785,245	5,037,568	$52,219,913	$53,163,034

Shares issued in reinvestment of dividends	515,381	588,041	5,712,290	6,246,030

Shares redeemed	(7,432,024)	(5,661,186)	(80,548,968)	(59,833,807)

Net decrease	(2,131,398)	(35,577)	$(22,616,765)	$(424,743)

86 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Class 2
Shares sold	2,095,390	1,269,811	$22,581,072	$13,428,822

Shares issued in reinvestment of dividends	115,965	117,535	1,284,697	1,249,674

Shares redeemed	(2,363,445)	(832,324)	(25,251,716)	(8,662,540)

Net increase (decrease)	(152,090)	555,022	$(1,385,947)	$6,015,956

Class Z
Shares sold	1,366,377	1,121,518	$14,759,779	$11,902,841

Shares issued in reinvestment of dividends	45,824	78,469	501,842	836,980

Shares redeemed	(3,464,375)	(704,502)	(37,710,934)	(7,491,195)

Net increase (decrease)	(2,052,174)	495,485	$(22,449,313)	$5,248,626

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to

88 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed

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NOTES TO FINANCIAL STATEMENTS (continued)

in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$13,870,708		$16,015,055

Total taxable distributions paid	$13,870,708		$16,015,055
Return of capital	– 0	–	371,868

Total distributions paid	$13,870,708		$16,386,923

90 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(11,427,672	)(a)
Unrealized appreciation/(depreciation)	38,726,683	(b)

Total accumulated earnings/(deficit)	$27,299,011	(c)

(a)

As of October 31, 2020, the Fund had a net capital loss carryforward of $11,427,672. During the fiscal year, the Fund utilized $6,094,772 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of swaps, the tax deferral of losses on wash sales, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the fund had a net long-term capital loss carryforward of $11,427,672, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.95	$ 10.47	$ 10.83	$ 10.92	$ 10.44

Income From Investment Operations

Net investment income(a)(b)	.25	.21	.28	.21	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59	.52	(.38)	(.11)	.51

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.84	.73	(.10)	.10	.69

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.24)	(.26)	(.19)	(.21)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.25)	(.26)	(.19)	(.21)

Net asset value, end of period	$ 11.56	$ 10.95	$ 10.47	$ 10.83	$ 10.92

Total Return

Total investment return based on net asset value(d)	7.64%	7.00%	(.99)%	.91%	6.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,248	$38,422	$52,116	$27,718	$16,712

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.91%	1.25%	1.31%	1.01%	.98%

Expenses, before waivers/reimbursements(e)	1.18%	1.51%	1.56%	1.34%	1.42%

Net investment income(b)	2.26%	1.93%	2.60%	1.95%	1.71%

Portfolio turnover rate	48%	40%	36%	42%	41%

See footnote summary on page 102.

abfunds.com	AB BOND INFLATION STRATEGY | 93

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.67	$ 10.24	$ 10.61	$ 10.71	$ 10.27

Income From Investment Operations

Net investment income(a)(b)	.18	.13	.19	.13	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.56	.49	(.37)	(.11)	.50

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.74	.62	(.18)	.02	.60

Less: Dividends

Dividends from net investment income	(.16)	(.19)	(.19)	(.12)	(.16)

Net asset value, end of period	$ 11.25	$ 10.67	$ 10.24	$ 10.61	$ 10.71

Total Return

Total investment return based on net asset value(d)	6.92%	6.18%	(1.77)%	.16%	5.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,823	$2,607	$3,391	$3,627	$2,505

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.64%	1.99%	2.03%	1.76%	1.72%

Expenses, before waivers/reimbursements(e)	1.91%	2.26%	2.29%	2.09%	2.16%

Net investment income(b)	1.62%	1.28%	1.77%	1.26%	.96%

Portfolio turnover rate	48%	40%	36%	42%	41%

See footnote summary on page 102.

94 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.96	$ 10.49	$ 10.84	$ 10.93	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.27	.27	.30	.25	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60	.48	(.37)	(.13)	.49

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.87	.75	(.07)	.12	.71

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.27)	(.28)	(.21)	(.24)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.28)	(.28)	(.21)	(.24)

Net asset value, end of period	$ 11.57	$ 10.96	$ 10.49	$ 10.84	$ 10.93

Total Return

Total investment return based on net asset value(d)	7.93%	7.21%	(.68)%	1.15%	6.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$135,677	$168,440	$150,011	$107,545	$29,186

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.66%	.97%	1.05%	.77%	.73%

Expenses, before waivers/reimbursements(e)	.92%	1.24%	1.31%	1.10%	1.16%

Net investment income(b)	2.44%	2.47%	2.80%	2.31%	2.04%

Portfolio turnover rate	48%	40%	36%	42%	41%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.93	$ 10.46	$ 10.82	$ 10.89	$ 10.44

Income From Investment Operations

Net investment income(a)(b)	.21	.20	.24	.21	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62	.49	(.37)	(.12)	.37

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.83	.69	(.13)	.09	.66

Less: Dividends

Dividends from net investment income	(.19)	(.22)	(.23)	(.16)	(.21)

Net asset value, end of period	$ 11.57	$ 10.93	$ 10.46	$ 10.82	$ 10.89

Total Return

Total investment return based on net asset value(d)	7.61	%+	6.64%	(1.15)%	.80	%(f)	6.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,066	$6,992	$6,354	$5,364	$408

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.21%	1.47%	1.54%	1.29%	1.24%

Expenses, before waivers/reimbursements(e)	1.58%	1.83%	1.90%	1.67%	1.71%

Net investment income(b)	1.88%	1.88%	2.24%	2.08%	2.71%

Portfolio turnover rate	48%	40%	36%	42%	41%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.92	$ 10.45	$ 10.81	$ 10.89	$ 10.42

Income From Investment Operations

Net investment income(a)(b)	.27	.17	.27	.21	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58	.54	(.38)	(.11)	.49

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.85	.71	(.11)	.10	.69

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.23)	(.25)	(.18)	(.22)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.24)	(.25)	(.18)	(.22)

Net asset value, end of period	$ 11.54	$ 10.92	$ 10.45	$ 10.81	$ 10.89

Total Return

Total investment return based on net asset value(d)	7.74%	6.88%	(1.01)%	.96%	6.66%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,790	$5,051	$12,055	$2,903	$2,409

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.89%	1.27%	1.35%	1.01%	.98%

Expenses, before waivers/reimbursements(e)	1.21%	1.57%	1.65%	1.37%	1.36%

Net investment income(b)	2.40%	1.61%	2.57%	1.95%	1.87%

Portfolio turnover rate	48%	40%	36%	42%	41%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.84	$ 10.38	$ 10.74	$ 10.84	$ 10.38

Income From Investment Operations

Net investment income(a)(b)	.27	.25	.28	.24	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59	.49	(.36)	(.12)	.50

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.86	.74	(.08)	.12	.72

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.27)	(.28)	(.22)	(.26)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.28)	(.28)	(.22)	(.26)

Net asset value, end of period	$ 11.44	$ 10.84	$ 10.38	$ 10.74	$ 10.84

Total Return

Total investment return based on net asset value(d)	7.97%	7.23%	(.73)%	1.15%	6.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,297	$9,893	$5,688	$642	$345

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.65%	.94%	1.11%	.76%	.72%

Expenses, before waivers/reimbursements(e)	.88%	1.18%	1.34%	.99%	1.03%

Net investment income(b)	2.42%	2.40%	2.67%	2.25%	2.08%

Portfolio turnover rate	48%	40%	36%	42%	41%
See footnote summary on page 102.

98 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.77	$ 10.33	$ 10.69	$ 10.80	$ 10.35

Income From Investment Operations

Net investment income(a)(b)	.26	.24	.28	.22	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59	.48	(.36)	(.11)	.51

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.85	.72	(.08)	.11	.71

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.27)	(.28)	(.22)	(.26)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.28)	(.28)	(.22)	(.26)

Net asset value, end of period	$ 11.35	$ 10.77	$ 10.33	$ 10.69	$ 10.80

Total Return

Total investment return based on net asset value(d)	7.84%	7.18%	(.77	)%(f)	1.01%	6.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$312,381	$319,282	$306,620	$274,366	$226,408

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.75%	1.07%	1.14%	.86%	.82%

Expenses, before waivers/reimbursements(e)	.88%	1.20%	1.28%	1.04%	1.03%

Net investment income(b)	2.42%	2.31%	2.66%	2.10%	1.86%

Portfolio turnover rate	48%	40%	36%	42%	41%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.76	$ 10.32	$ 10.69	$ 10.79	$ 10.35

Income From Investment Operations

Net investment income(a)(b)	.28	.26	.29	.24	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58	.48	(.37)	(.11)	.51

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.86	.74	(.08)	.13	.71

Less: Dividends and Distributions

Dividends from net investment income	(.28)	(.29)	(.29)	(.23)	(.27)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.30)	(.29)	(.23)	(.27)

Net asset value, end of period	$ 11.34	$ 10.76	$ 10.32	$ 10.69	$ 10.79

Total Return

Total investment return based on net asset value(d)	7.96%	7.19%	(.77)%	1.21%	6.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$60,289	$58,829	$50,705	$54,118	$37,207

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.65%	.96%	1.03%	.76%	.72%

Expenses, before waivers/reimbursements(e)	.78%	1.09%	1.17%	.94%	.93%

Net investment income(b)	2.53%	2.45%	2.78%	2.24%	1.93%

Portfolio turnover rate	48%	40%	36%	42%	41%

See footnote summary on page 102.

100 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.80	$ 10.35	$ 10.72	$ 10.82	$ 10.38

Income From Investment Operations

Net investment income(a)(b)	.24	.27	.28	.24	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62	.47	(.36)	(.11)	.46

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.86	.74	(.08)	.13	.71

Less: Dividends and Distributions

Dividends from net investment income	(.28)	(.28)	(.29)	(.23)	(.27)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.29)	(.29)	(.23)	(.27)

Net asset value, end of period	$ 11.38	$ 10.80	$ 10.35	$ 10.72	$ 10.82

Total Return

Total investment return based on net asset value(d)	7.92%	7.26%	(.77)%	1.19%	6.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,016	$32,606	$26,142	$16,019	$11,576

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.67%	.96%	1.06%	.76%	.73%

Expenses, before waivers/reimbursements(e)	.81%	1.10%	1.21%	.94%	.95%

Net investment income(b)	2.16%	2.50%	2.69%	2.22%	2.40%

Portfolio turnover rate	48%	40%	36%	42%	41%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2020	2019	2018	2017	2016

Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.76%
Before waivers/reimbursements	1.01%	1.02%	1.01%	1.07%	1.20%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.77%	1.77%	1.76%	1.82%	1.94%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.77%	.77%	.76%	.83%	.93%
Class R
Net of waivers/reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers/reimbursements	1.37%	1.36%	1.36%	1.38%	1.47%
Class K
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.07%	1.04%	1.05%	1.10%	1.13%
Class I
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.73%	.73%	.73%	.72%	.81%
Class 1
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.73%	.73%	.74%	.77%	.81%
Class 2
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.63%	.63%	.64%	.67%	.71%
Class Z
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.63%	.64%	.65%	.68%	.72%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Bond Inflation Strategy (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2020. For foreign shareholders, 92.66% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Janaki Rao(2), Vice President Dimitri Silva(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Multi-Sector Fixed-Income Team. Messrs. Canter, Keegan, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)

Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.

		77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Michael Canter 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Director of Securitized Assets and US Multi-Sector Fixed-Income.

Shawn E. Keegan 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Janaki Rao 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Dimitri Silva 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this pur-

118 | AB BOND INFLATION STRATEGY	abfunds.com

pose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB BOND INFLATION STRATEGY | 119

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

120 | AB BOND INFLATION STRATEGY	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 121

NOTES

122 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 123

NOTES

124 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0151-1020

OCT    10.31.20

ANNUAL REPORT

AB INCOME FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

ANNUAL REPORT

December 9, 2020

This report provides management’s discussion of fund performance for AB Income Fund for the annual reporting period ended October 31, 2020.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB INCOME FUND

Class A Shares	7.55%	3.55%

Class C Shares	7.14%	2.77%

Advisor Class Shares[1]	7.67%	3.80%

Class Z Shares[1]	7.69%	3.89%	[2]

Bloomberg Barclays US Aggregate Bond Index	1.27%	6.19%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

2	Since inception on 11/20/2019.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2020. The inception date for Class Z shares was November 20, 2019; due to limited performance history, there is no discussion of performance for this share class for the 12-month period.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. Security selection was the primary detractor, relative to the benchmark, as losses mostly from commercial mortgage-backed securities (“CMBS”), high-yield corporate bonds and investment-grade credit default swaps were greater than gains in emerging-market corporate bonds and investment-grade corporates. Sector allocation also detracted, primarily from positioning in emerging-market corporates, high-yield credit default swaps and US agency mortgages, which outweighed gains from sector allocation to cash, as well as investment-grade and high-yield corporate bonds. Yield-curve positioning contributed, mainly from exposure in five- to 10-year maturities and short-term bonds that offset losses from positioning among two-year and 20- to 30-year maturities.

2 | AB INCOME FUND	abfunds.com

Currency decisions and country allocations were small contributors to performance.

During the six-month period, all share classes outperformed the benchmark, before sales charges. Sector allocation was the primary contributor due to exposures in agency risk-sharing transactions, high-yield corporate bonds and emerging-market sovereign bonds, which more than offset exposure to investment-grade corporate bonds. Security selection also contributed, mostly within emerging-market corporate and sovereign bonds, investment-grade corporates and asset-backed securities, while selection in high-yield corporate bonds and US agency mortgages detracted. Yield-curve positioning also added, due to positioning in the 20- and 30-year parts of the yield curve. Country allocations to Indonesia and Mexico contributed to returns. Currency decisions were a minor contributor to performance.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaptions and interest rate swaps to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to create synthetic exposure in investment-grade and high-yield credit risk. The utilization of government-agency-related To Be Announced mortgage short-term positions was a significant contributor to the Fund’s turnover rate of 246%.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive over the 12-month period ended October 31, 2020. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Emerging- and developed-market investment-grade corporate bonds led gains, followed by developed-market high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Corporate bonds in the US outperformed their European counterparts. Securitized assets also advanced, while emerging-market sovereign bonds were slightly positive and emerging-market local bonds fell during the period. The US dollar declined against most major developed-market currencies and gained against a majority of emerging-market currencies. Brent crude oil prices fell almost 34% as demand slowed sharply and the oil industry outlook was uncertain.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate

abfunds.com	AB INCOME FUND | 3

bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

4 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be

6 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016 shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

8 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2010 TO 10/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Income Fund Advisor Class shares (from 10/31/2010 to 10/31/2020) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.40%

1 Year	3.55%	-0.80%

Since Inception[2]	4.46%	3.48%

CLASS C SHARES			1.75%

1 Year	2.77%	1.78%

Since Inception[2]	3.70%	3.70%

ADVISOR CLASS SHARES[3]			2.75%

1 Year	3.80%	3.80%

5 Years	4.62%	4.62%

10 Years	5.02%	5.02%

CLASS Z SHARES[3]			2.83%

Since Inception[2]	3.89%	3.89%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.83%, 1.57%, 0.58% and 0.50% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.77%, 1.52%, 0.52% and 0.50% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021. Any fees waived and expense borne by the Adviser through April 22, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2020.

2	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

3

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. These share classes are offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

10 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.17%

Since Inception[1]	3.62%

CLASS C SHARES

1 Year	2.42%

Since Inception[1]	3.86%

ADVISOR CLASS SHARES[2]

1 Year	4.46%

5 Years	4.75%

10 Years	5.15%

CLASS Z SHARES[2]

Since Inception[1]	4.06%

1	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,075.50	$4.12	0.79%
Hypothetical**	$1,000	$1,021.17	$4.01	0.79%
Class C
Actual	$1,000	$1,071.40	$8.02	1.54%
Hypothetical**	$1,000	$1,017.39	$7.81	1.54%
Advisor Class
Actual	$1,000	$1,076.70	$2.82	0.54%
Hypothetical**	$1,000	$1,022.42	$2.75	0.54%
Class Z
Actual	$1,000	$1,076.90	$2.65	0.48%
Hypothetical**	$1,000	$1,024.04	$2.58	0.48%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB INCOME FUND	abfunds.com

PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,623.3

1

All data are as of October 31, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.7% or less in the following types: Agencies, Common Stocks, Emerging Markets–Treasuries, Local Governments–Provincial Bonds, Local Governments–US Municipal Bonds, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO SUMMARY (continued)

October 31, 2020 (unaudited)

1

All data are as of October 31, 2020. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following: Angola, Australia, Bahrain, Bermuda, Chile, China, Colombia, Costa Rica, Denmark, Ecuador, El Salvador, Finland, Germany, Ghana, Guatemala, Honduras, Hong Kong, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Kuwait, Lebanon, Luxembourg, Macau, Malaysia, Nigeria, Norway, Oman, Pakistan, Panama, Peru, Qatar, Saudi Arabia, Senegal, Spain, Sri Lanka, Sweden, Switzerland, Turkey, Ukraine, United Arab Emirates and Zambia.

14 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2020

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 52.3%
Indonesia – 0.4%
Indonesia Treasury Bond Series FR78 8.25%, 05/15/2029	IDR	223,106,000	$16,841,643

Mexico – 0.8%
Mexican Bonos Series M 20 8.50%, 05/31/2029	MXN	645,000	35,434,861

Russia – 0.7%
Russian Federal Bond – OFZ Series 6217 7.50%, 08/18/2021	RUB	670,156	8,643,963
Series 6227 7.40%, 07/17/2024		1,925,000	26,060,178

			34,704,141

United States – 50.4%
U.S. Treasury Bonds 1.125%, 08/15/2040	U.S.$	37,958	36,107,167
1.25%, 05/15/2050		54,108	49,187,826
4.50%, 02/15/2036		17,631	26,060,822
5.50%, 08/15/2028(a)(b)		161,400	220,361,438
6.00%, 02/15/2026		30,903	39,893,454
6.125%, 11/15/2027(c)		469,196	647,417,720
6.125%, 08/15/2029		47,418	69,156,189
6.25%, 05/15/2030(c)		122,903	184,584,192
6.375%, 08/15/2027		45,300	62,741,054
6.50%, 11/15/2026		39,144	53,076,818
6.625%, 02/15/2027		106,822	147,013,365
6.875%, 08/15/2025		18,100	23,665,750
7.50%, 11/15/2024		20,000	25,800,000
U.S. Treasury Notes 0.625%, 05/15/2030		158,239	155,147,904
1.50%, 08/15/2026(b)		69,083	73,055,167
1.625%, 08/15/2022(b)(c)		100,287	102,919,739
1.625%, 10/31/2023-08/15/2029		45,600	47,975,919
1.75%, 11/15/2029(c)		78,385	84,961,991
2.125%, 07/31/2024(b)		125,561	134,272,115
2.25%, 11/15/2025(b)(d)		16,500	18,028,828
2.625%, 02/15/2029		9,944	11,448,030
2.875%, 09/30/2023		65,000	70,057,813
3.125%, 11/15/2028		39,000	46,324,688

			2,329,257,989

Total Governments – Treasuries (cost $2,283,812,993)			2,416,238,634

abfunds.com	AB INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 24.8%
Agency Fixed Rate 30-Year – 24.8%
Federal Home Loan Mortgage Corp. Series 2020 2.50%, 08/01/2050-09/01/2050	U.S.$	132,426	$141,721,745
4.50%, 02/01/2050		6,374	7,128,784
Federal National Mortgage Association Series 1998 8.00%, 06/01/2028		5	5,002
Series 1999 7.50%, 11/01/2029		9	10,550
Series 2020 2.50%, 08/01/2050-09/01/2050		75,698	80,746,155
4.50%, 02/01/2050		11,769	13,107,122
Government National Mortgage Association Series 2020 3.00%, 11/01/2050, TBA		77,688	81,080,859
Uniform Mortgage-Backed Security Series 2018 4.00%, 11/01/2050, TBA		92,255	98,507,464
Series 2019 4.50%, 11/01/2050, TBA		271,125	293,196,631
Series 2020 3.50%, 11/01/2050, TBA		13,429	14,178,908
1.50%, 11/01/2050, TBA		85,148	85,719,852
3.00%, 11/01/2050, TBA		315,523	329,796,014

Total Mortgage Pass-Throughs (cost $1,145,945,099)			1,145,199,086

CORPORATES – INVESTMENT GRADE – 13.7%
Financial Institutions – 7.5%
Banking – 4.4%
AIB Group PLC 4.263%, 04/10/2025(e)		4,005	4,309,861
4.75%, 10/12/2023(e)		1,734	1,883,783
Ally Financial, Inc. 5.80%, 05/01/2025		1,497	1,746,610
8.00%, 11/01/2031		75	103,748
American Express Co. Series C 3.535% (LIBOR 3 Month + 3.29%), 12/15/2020(f)(g)		711	664,785
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(e)		200	226,354
4.50%, 03/19/2024(e)		2,577	2,818,130

16 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco de Credito del Peru 3.125%, 07/01/2030(e)	U.S.$	3,765	$3,802,650
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(e)		3,998	4,472,762
Banco Santander SA 5.179%, 11/19/2025		4,000	4,557,200
Bank of America Corp. Series DD 6.30%, 03/10/2026(g)		2,526	2,860,493
Series X 6.25%, 09/05/2024(g)		6,520	7,081,372
Series Z 6.50%, 10/23/2024(g)		2,072	2,303,173
Bank of New York Mellon Corp. (The) Series E 3.647% (LIBOR 3 Month + 3.42%), 12/20/2020(f)(g)		844	833,425
Series G 4.70%, 09/20/2025(g)		992	1,061,867
Barclays Bank PLC 6.86%, 06/15/2032(e)(g)		656	882,182
Barclays PLC 7.125%, 06/15/2025(g)	GBP	333	451,893
7.25%, 03/15/2023(e)(g)		1,350	1,797,020
7.875%, 03/15/2022(e)(g)	U.S.$	205	211,380
8.00%, 12/15/2020(g)	EUR	614	719,843
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(e)	U.S.$	5,343	5,563,399
BNP Paribas SA 6.75%, 03/14/2022(e)(g)		1,296	1,331,458
7.625%, 03/30/2021(e)(g)		4,218	4,273,973
CIT Group, Inc. 3.929%, 06/19/2024		1,568	1,633,213
Citigroup, Inc. 5.95%, 01/30/2023(g)		2,055	2,120,698
Series Q 4.375% (LIBOR 3 Month + 4.10%), 02/15/2021(f)(g)		927	909,137
Series T 6.25%, 08/15/2026(g)		1,388	1,546,537
Series U 5.00%, 09/12/2024(g)		2,540	2,554,783
Series V 4.70%, 01/30/2025(g)		3,590	3,513,246
Comerica, Inc. 5.625%, 07/01/2025(g)		10,316	11,096,509

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Commonwealth Bank of Australia 4.50%, 12/09/2025(e)	U.S.$	6,462	$7,288,361
Cooperatieve Rabobank UA 4.625%, 12/01/2023		2,250	2,503,642
Credit Agricole SA 6.50%, 06/23/2021(e)(g)	EUR	3,780	4,484,922
8.125%, 12/23/2025(e)(g)	U.S.$	2,233	2,625,718
Danske Bank A/S 3.244%, 12/20/2025(e)		200	212,076
5.00%, 01/12/2022(e)		478	500,528
5.375%, 01/12/2024(e)		1,459	1,637,684
5.875%, 04/06/2022(e)(g)	EUR	3,302	3,927,395
Discover Bank 3.45%, 07/27/2026	U.S.$	500	548,995
4.682%, 08/09/2028		8,350	8,756,728
Fifth Third Bancorp Series L 4.50%, 09/30/2025(g)		1,353	1,365,948
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(g)		760	808,929
HSBC Holdings PLC 4.75%, 07/04/2029(e)(g)	EUR	4,667	5,463,904
6.00%, 09/29/2023(e)(g)		3,669	4,529,487
6.375%, 03/30/2025(g)	U.S.$	1,277	1,337,389
ING Groep NV 6 .50%, 04/16/2025(g)		6,341	6,722,475
6.875%, 04/16/2022(e)(g)		515	533,143
Intesa Sanpaolo SpA 6.50%, 02/24/2021(e)		3,000	3,049,560
JPMorgan Chase & Co. Series S 6.75%, 02/01/2024(g)		2,998	3,269,079
Series V 3.545% (LIBOR 3 Month + 3.32%), 01/01/2021(f)(g)		37	34,605
Series Z 4.014% (LIBOR 3 Month + 3.80%), 02/01/2021(f)(g)		119	117,297
Lloyds Banking Group PLC 4.50%, 11/04/2024		4,360	4,788,414
Morgan Stanley Series J 4.047% (LIBOR 3 Month + 3.81%), 01/15/2021(f)(g)		847	833,592
Nationwide Building Society 3.622%, 04/26/2023(e)		1,150	1,194,953

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natwest Group PLC 8.625%, 08/15/2021(g)	U.S.$	3,800	$3,926,768
Nordea Bank Abp 6.625%, 03/26/2026(e)(g)		8,725	9,798,349
Santander Holdings USA, Inc. 4.40%, 07/13/2027		463	515,472
Societe Generale SA 4.75%, 11/24/2025(e)		8,825	9,728,062
Standard Chartered PLC 1.724% (LIBOR 3 Month + 1.51%), 01/30/2027(e)(f)(g)		7,800	6,932,640
7.50%, 04/02/2022(e)(g)		1,278	1,319,880
7.75%, 04/02/2023(e)(g)		265	281,610
Swedbank AB 6.00%, 03/17/2022(e)(g)		200	204,424
Series NC5 5.625%, 09/17/2024(e)(g)		2,000	2,092,680
Truist Financial Corp. Series P 4.95%, 09/01/2025(g)		10,721	11,453,030
Series Q 5. 10%, 03/01/2030(g)		2,924	3,195,026
UBS Group AG 7.00%, 01/31/2024-02/19/2025(e)(g)		3,569	3,844,363
UniCredit SpA 2.569%, 09/22/2026(e)		4,320	4,291,358
4.875%, 02/20/2029(e)	EUR	2,970	3,641,335

			205,091,305

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(g)	U.S.$	6,567	7,194,543

Finance – 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.875%, 08/14/2024		373	368,714
3.30%, 01/23/2023		150	151,522
3.65%, 07/21/2027		1,600	1,512,112
3.875%, 01/23/2028		1,421	1,343,925
4.125%, 07/03/2023		430	441,864
4.50%, 09/15/2023		2,506	2,603,383
4.875%, 01/16/2024		3,065	3,206,388
6.50%, 07/15/2025		861	947,608
Air Lease Corp. 4.25%, 02/01/2024		3,032	3,181,417
Aircastle Ltd. 4.125%, 05/01/2024		678	667,383

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.40%, 09/25/2023	U.S.$	1,556	$1,565,523
5.00%, 04/01/2023		140	142,748
5.25%, 08/11/2025(e)		5,324	5,283,058
GE Capital Funding LLC 4.40%, 05/15/2030(e)		3,510	3,836,079
Huarong Finance II Co., Ltd. 5.00%, 11/19/2025(e)		2,067	2,288,557
5.50%, 01/16/2025(e)		4,215	4,695,684
Synchrony Financial 2.85%, 07/25/2022		806	831,397
3.95%, 12/01/2027		6,904	7,529,502
4.25%, 08/15/2024		4,911	5,368,705
4.375%, 03/19/2024		499	546,126
4.50%, 07/23/2025		576	640,616

			47,152,311

Insurance – 1.3%
ACE Capital Trust II 9.70%, 04/01/2030		750	1,114,995
AIG Life Holdings, Inc. 8.125%, 03/15/2046(e)		509	725,518
Assicurazioni Generali SpA 5.50%, 10/27/2047(e)	EUR	6,630	9,015,312
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 01/23/2027		3,100	4,390,193
CNP Assurances 4.75%, 06/27/2028(e)(g)		7,200	8,932,466
Fairfax Financial Holdings Ltd. 8.30%, 04/15/2026	U.S.$	5,000	6,142,000
Hartford Financial Services Group, Inc. (The) Series ICON 2.405% (LIBOR 3 Month + 2.13%), 02/12/2047(e)(f)		3,275	2,861,564
MetLife Capital Trust IV 7.875%, 12/15/2037(e)		4,117	5,674,049
Prudential Financial, Inc. 5.20%, 03/15/2044		4,029	4,251,804
5.625%, 06/15/2043		2,868	3,061,561
Voya Financial, Inc. 5.65%, 05/15/2053		12,065	12,431,173

			58,600,635

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		710	715,495

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.6%
Brixmor Operating Partnership LP 4.05%, 07/01/2030	U.S.$	2,215	$2,392,931
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025		886	970,259
5.375%, 04/15/2026		283	314,645
Kite Realty Group LP 4.00%, 10/01/2026		515	499,921
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		1,047	1,096,753
5.00%, 10/15/2027		75	78,134
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025		336	359,661
Regency Centers LP 3.60%, 02/01/2027		1,700	1,828,044
Sabra Health Care LP 4.80%, 06/01/2024		1,946	2,055,696
Spirit Realty LP 3.20%, 01/15/2027		2,453	2,475,249
3.40%, 01/15/2030		1,800	1,826,136
4.45%, 09/15/2026		1,010	1,092,355
STORE Capital Corp. 4.625%, 03/15/2029		1,143	1,237,366
Trust Fibra Uno 4.869%, 01/15/2030(e)		4,814	5,006,560
VEREIT Operating Partnership LP 3.40%, 01/15/2028		2,588	2,709,843
4.625%, 11/01/2025		1,286	1,424,682
4.875%, 06/01/2026		459	519,831

			25,888,066

			344,642,355

Industrial – 5.6%
Basic – 0.9%
Anglo American Capital PLC 4.875%, 05/14/2025(e)		2,450	2,787,537
5.375%, 04/01/2025(e)		3,216	3,708,788
ArcelorMittal SA 7.25%, 10/15/2039		1,180	1,441,476
Arconic Corp. 6.00%, 05/15/2025(e)		1,765	1,867,458
Glencore Funding LLC 4.125%, 03/12/2024(e)		7,218	7,804,463
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(e)		1,445	1,578,663
GTL Trade Finance, Inc. 7.25%, 04/16/2044(e)		274	357,142

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 04/29/2024(e)	U.S.$	1,243	$1,364,231
GUSAP III LP 4.25%, 01/21/2030(e)		1,491	1,563,779
Industrias Penoles SAB de CV 5.65%, 09/12/2049(e)		970	1,147,631
MEGlobal Canada ULC 5.00%, 05/18/2025(e)		1,988	2,161,950
Minsur SA 6.25%, 02/07/2024(e)		285	312,609
Nexa Resources SA 5.375%, 05/04/2027(e)		10,030	10,596,695
Suzano Austria GmbH 3.75%, 01/15/2031		1,304	1,332,818
7.00%, 03/16/2047(e)		1,532	1,849,890
Vale Overseas Ltd. 3.75%, 07/08/2030		614	641,931

			40,517,061

Capital Goods – 0.1%
General Electric Co. 3.45%, 05/01/2027		815	863,387
Series D 5.00%, 01/21/2021(g)		1,203	983,284
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		419	444,806
4.40%, 03/15/2024		2,081	2,270,891

			4,562,368

Communications - Media – 0.3%
Prosus NV 3.68%, 01/21/2030(e)		5,224	5,666,407
4.027%, 08/03/2050(e)		1,123	1,165,113
5.50%, 07/21/2025(e)		683	781,181
Weibo Corp. 3.50%, 07/05/2024		4,574	4,771,254

			12,383,955

Communications - Telecommunications – 0.1%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(e)		1,990	2,163,050
5.152%, 03/20/2028(e)		1,990	2,320,201

			4,483,251

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.8%
General Motors Co. 6.125%, 10/01/2025	U.S.$	1,290	$1,510,551
6.80%, 10/01/2027		1,832	2,252,682
General Motors Financial Co., Inc. 2.20%, 04/01/2024(e)	EUR	1,571	1,889,569
3.50%, 11/07/2024	U.S.$	951	1,006,586
3.70%, 05/09/2023		336	353,099
3.95%, 04/13/2024		1,800	1,918,260
4.15%, 06/19/2023		1,073	1,142,970
5.10%, 01/17/2024		5,068	5,566,438
5.20%, 03/20/2023		1,712	1,858,907
5.25%, 03/01/2026		146	166,634
Harley-Davidson Financial Services, Inc. 2.55%, 06/09/2022(e)		130	132,196
3.35%, 06/08/2025(e)		5,173	5,454,101
Lear Corp. 3.50%, 05/30/2030		855	890,346
3.80%, 09/15/2027		1,378	1,472,820
4.25%, 05/15/2029		545	598,056
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022(e)		246	248,716
2.80%, 01/13/2022(e)		225	228,096
3.45%, 03/15/2023(e)		356	365,818
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(e)		4,615	4,628,337
Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(e)		3,894	4,239,203

			35,923,385

Consumer Cyclical - Other – 0.0%
Lennar Corp. 4.75%, 11/29/2027		75	85,559
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		1,526	1,699,079
Standard Industries, Inc./NJ 4.375%, 07/15/2030(e)		212	219,017

			2,003,655

Consumer Cyclical - Retailers – 0.1%
VF Corp. 2.80%, 04/23/2027		2,807	3,030,886

Consumer Non - Cyclical – 0.4%
Altria Group, Inc. 4.80%, 02/14/2029		1,145	1,343,348

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BAT Capital Corp. 3.215%, 09/06/2026	U.S.$	5,837	$6,286,041
Cigna Corp. 3.00%, 07/15/2023		6,987	7,417,190
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(e)		1,267	1,271,355

			16,317,934

Energy – 1.4%
Boardwalk Pipelines LP 5.95%, 06/01/2026		1,798	2,074,784
Cenovus Energy, Inc. 3.80%, 09/15/2023		2,500	2,537,275
5.375%, 07/15/2025		1,453	1,532,813
Ecopetrol SA 5.875%, 09/18/2023-05/28/2045		813	887,918
6.875%, 04/29/2030		4,658	5,598,916
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(e)		994	999,323
Enable Midstream Partners LP 4.40%, 03/15/2027		5,350	5,073,565
Energy Transfer Operating LP 5.50%, 06/01/2027		7,425	8,234,622
Eni SpA 4.25%, 05/09/2029(e)		1,969	2,228,495
Hess Corp. 7.30%, 08/15/2031		8,898	10,848,798
Oleoducto Central SA 4.00%, 07/14/2027(e)		1,169	1,218,916
ONEOK, Inc. 4.35%, 03/15/2029		3,952	4,126,639
5.85%, 01/15/2026		7,452	8,484,847
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(e)		4,960	4,431,859
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		1,287	1,366,640
4.65%, 10/15/2025		3,902	4,163,668
Raizen Fuels Finance SA 5.30%, 01/20/2027(e)		2,218	2,407,223
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		383	396,290

			66,612,591

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(e)		1,612	1,772,539

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.5%
Baidu, Inc. 3.075%, 04/07/2025	U.S.$	797	$845,918
3.425%, 04/07/2030		225	246,704
Broadcom, Inc. 4.25%, 04/15/2026		6,425	7,226,519
Dell International LLC/EMC Corp. 4.90%, 10/01/2026(e)		4,940	5,625,326
NXP BV/NXP Funding LLC 5.35%, 03/01/2026 (e)		3,499	4,147,330
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 06/18/2026(e)		1,227	1,383,320
VMware, Inc. 4.50%, 05/15/2025		5,333	6,026,397

			25,501,514

Transportation - Airlines – 0.6%
Delta Air Lines, Inc. 7.00%, 05/01/2025(e)		4,659	5,083,761
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(e)		1,412	1,432,686
4.75%, 10/20/2028(e)		1,640	1,677,425
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(e)		8,739	9,113,318
Southwest Airlines Co. 5.25%, 05/04/2025		9,941	11,029,838

			28,337,028

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(e)		387	425,216
5.875%, 07/05/2034(e)		1,757	2,108,924

			2,534,140

Transportation - Services – 0.3%
Aviation Capital Group LLC 2.875%, 01/20/2022(e)		1,672	1,669,375
3.50%, 11/01/2027(e)		766	676,700
3.875%, 05/01/2023(e)		3,587	3,587,502
4.125%, 08/01/2025(e)		1,592	1,532,411
4.375%, 01/30/2024(e)		1,694	1,706,010
4.875%, 10/01/2025(e)		1,315	1,297,997
5.50%, 12/15/2024(e)		4,722	4,917,208

			15,387,203

			259,367,510

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.6%
Electric – 0.6%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(e)	U.S.$	1,094	$1,154,344
Colbun SA 3.15%, 03/06/2030(e)		209	217,888
ComEd Financing III 6.35%, 03/15/2033		3,462	4,038,319
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(e)		3,775	3,875,188
4.375%, 02/15/2031(e)		5,315	5,422,961
Enel Finance International NV 4.625%, 09/14/2025(e)		5,060	5,822,795
Engie Energia Chile SA 4.50%, 01/29/2025(e)		6,212	6,807,187
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(e)		1,155	1,325,689

			28,664,371

Total Corporates – Investment Grade (cost $597,959,805)			632,674,236

CORPORATES – NON-INVESTMENT GRADE – 12.6%
Industrial – 10.5%
Basic – 1.0%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(e)		489	513,323
Alcoa Nederland Holding BV 6.125%, 05/15/2028(e)		510	546,506
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(e)		1,726	1,775,502
CF Industries, Inc. 4.95%, 06/01/2043		75	89,775
Cleveland-Cliffs, Inc. 9.875%, 10/17/2025(e)		3,089	3,532,086
Constellium SE 4.25%, 02/15/2026(e)	EUR	2,060	2,409,568
Element Solutions, Inc. 3.875%, 09/01/2028(e)	U.S.$	792	781,870
ERP Iron Ore, LLC 9.039%, 12/31/2019(h)(i)(j)(k)(l)		118	100,623
Graham Packaging Co., Inc. 7.125%, 08/15/2028(e)		454	475,406
Graphic Packaging International LLC 4.75%, 07/15/2027(e)		1,032	1,121,031
Hecla Mining Co. 7.25%, 02/15/2028		5,371	5,773,932

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(e)	U.S.$	2,965	$3,171,216
INEOS Group Holdings SA 5.375%, 08/01/2024(e)	EUR	3,215	3,730,009
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(e)	U.S.$	2,626	2,673,688
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(e)		2,712	2,909,054
Kaiser Aluminum Corp. 6.50%, 05/01/2025(e)		1,211	1,286,276
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(h)(i)(j)(k)(m)		1,407	– 0	–
Nouryon Holding BV 6.50%, 10/01/2026(e)	EUR	2,515	2,980,911
8.00%, 10/01/2026(e)	U.S.$	772	814,483
OCI NV 5.25%, 11/01/2024(e)		2,462	2,518,675
Olin Corp. 5.625%, 08/01/2029		1,148	1,185,241
Peabody Energy Corp. 6.00%, 03/31/2022(m)		2,380	1,088,160
SPCM SA 4.875%, 09/15/2025(e)		913	942,006
United States Steel Corp. 12.00%, 06/01/2025(e)		5,365	5,954,452
Valvoline, Inc. 4.25%, 02/15/2030(e)		1,485	1,516,022

			47,889,815

Capital Goods – 1.1%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(e)(l)	EUR	1,076	1,212,436
6.50% (6.50% Cash or 7.25% PIK), 06/30/2027(e)(l)	U.S.$	5,393	5,470,120
Bombardier, Inc. 6.00%, 10/15/2022(e)		2,000	1,783,780
7.50%, 12/01/2024-03/15/2025(e)		2,675	1,972,057
7.875%, 04/15/2027(e)		1,946	1,417,233
Clean Harbors, Inc. 4.875%, 07/15/2027(e)		1,462	1,527,907
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(e)		1,258	1,218,889
Colfax Corp. 6.00%, 02/15/2024(e)		338	351,777
6.375%, 02/15/2026(e)		361	384,071

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

Energizer Holdings, Inc. 4.75%, 06/15/2028(e)		U.S.$	139	$143,554
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(e)			2,778	2,411,637
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(e)			4,047	4,188,645
GFL Environmental, Inc. 5.125%, 12/15/2026(e)			273	286,478
7.00%, 06/01/2026(e)			910	950,231
8.50%, 05/01/2027(e)			960	1,047,984
Griffon Corp. 5.75%, 03/01/2028			3,209	3,363,192
OI European Group BV 3.125%, 11/15/2024(e)		EUR	3,140	3,659,049
Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(e)		U.S.$	2,300	2,225,273
Terex Corp. 5.625%, 02/01/2025(e)			677	687,697
TransDigm, Inc. 6.25%, 03/15/2026(e)			1,033	1,077,223
6.375%, 06/15/2026			847	844,044
6.50%, 07/15/2024			1,489	1,493,497
8.00%, 12/15/2025(e)			920	996,157
Triumph Group, Inc. 6.25%, 09/15/2024(e)			1,309	1,131,421
7.75%, 08/15/2025			724	470,622
8.875%, 06/01/2024(e)			1,838	1,956,661
Trivium Packaging Finance BV 3.75%, 08/15/2026(e)		EUR	100	115,009
8.50%, 08/15/2027(e)	U.S.$		2,328	2,492,473
Vertical Holdco GmbH 7.625%, 07/15/2028(e)			1,124	1,167,634
Vertical US Newco, Inc. 5.25%, 07/15/2027(e)			2,459	2,530,508
Wesco Distribution, Inc. 7.25%, 06/15/2028(e)			724	792,165

				49,369,424

Communications - Media – 0.9%
Advantage Sales & Marketing, Inc. 1.00%, 10/22/2027(n)			1,300	1,269,944
6.50%, 11/15/2028(e)			6,967	6,809,755
Banijay Entertainment SASU 3.50%, 03/01/2025(e)		EUR	600	684,814
5.375%, 03/01/2025(e)		U.S.$	1,955	1,977,639
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 02/15/2026(e)			75	77,742

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(e)	U.S.$	1,977	$1,935,799
CSC Holdings LLC 3.375%, 02/15/2031(e)		459	441,517
6.50%, 02/01/2029(e)		692	767,892
7.50%, 04/01/2028(e)		1,631	1,786,548
DISH DBS Corp. 7.75%, 07/01/2026		3,045	3,229,223
iHeartCommunications, Inc. 5.25%, 08/15/2027(e)		1,439	1,420,969
6.375%, 05/01/2026		81	84,738
8.375%, 05/01/2027		147	143,795
Lamar Media Corp. 4.875%, 01/15/2029		364	378,585
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(e)		3,152	3,347,991
Meredith Corp. 6.875%, 02/01/2026		2,853	2,364,909
National CineMedia LLC 5.875%, 04/15/2028(e)		2,267	1,581,301
Sinclair Television Group, Inc. 5.50%, 03/01/2030(e)		2,251	2,117,943
Sirius XM Radio, Inc. 5.50%, 07/01/2029(e)		75	81,612
TEGNA, Inc. 5.00%, 09/15/2029		3,630	3,674,831
Univision Communications, Inc. 5.125%, 02/15/2025(e)		270	265,402
6.625%, 06/01/2027(e)		3,010	3,039,769
Ziggo Bond Co. BV 5. 125%, 02/28/2030(e)		693	712,813
6.00%, 01/15/2027(e)		3,000	3,114,630

			41,310,161

Communications - Telecommunications – 0.3%
C&W Senior Financing DAC 6.875%, 09/15/2027(e)		1,247	1,324,676
7.50%, 10/15/2026(e)		893	940,659
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(e)		2,301	2,318,165
Consolidated Communications, Inc. 6.50%, 10/01/2028(e)		3,624	3,723,479
DKT Finance ApS 7.00%, 06/17/2023(e)	EUR	1,424	1,666,754
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(j)(o)	U.S.$	4,941	2,907,235

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 7.721%, 06/04/2038	U.S.$	75	$101,898
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(e)		2,825	2,859,776

			15,842,642

Consumer Cyclical - Automotive – 0.8%
Adient US LLC 9.00%, 04/15/2025(e)		2,568	2,823,336
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028		3,792	3,853,772
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(e)	EUR	360	420,729
6.25%, 05/15/2026(e)	U.S.$	226	235,248
8.50%, 05/15/2027(e)		1,679	1,752,439
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(e)		2,269	2,324,749
Exide International 10.75%, 10/31/2021(h)(i)		3,093	0
Exide Technologies 11.00%, 10/31/2024(h)(i)		3,206	0
Ford Motor Co. 8.50%, 04/21/2023		8,065	8,900,615
9.00%, 04/22/2025		2,242	2,641,323
Garrett LX I Sarl/Garrett Borrowing LLC 5.125%, 10/15/2026(e)(j)(o)	EUR	2,434	2,792,690
IHO Verwaltungs GmbH 3.625%, 05/15/2025(e)(l)		560	651,304
3.875%, 05/15/2027(e)(l)		623	725,577
Jaguar Land Rover Automotive PLC 7.75%, 10/15/2025(e)	U.S.$	1,661	1,677,793
Meritor, Inc. 6.25%, 06/01/2025(e)		1,006	1,029,571
PM General Purchaser LLC 9.50%, 10/01/2028(e)		1,079	1,127,447
Tenneco, Inc. 4.875%, 04/15/2022(e)	EUR	2,484	2,835,362
5.00%, 07/15/2026	U.S.$	2,680	2,080,377
Titan International, Inc. 6.50%, 11/30/2023		873	673,240
Truck Hero, Inc. 8.50%, 04/21/2024(e)		1,851	1,953,286

			38,498,858

Consumer Cyclical - Entertainment – 0.9%
AMC Entertainment Holdings, Inc. 5.75%, 06/15/2025		2,000	97,800

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Carnival Corp. 9.875%, 08/01/2027(e)	U.S.$	1,508	$1,568,486
11.50%, 04/01/2023(e)		8,707	9,582,924
Cedar Fair LP 5.25%, 07/15/2029		996	902,197
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(e)		9,553	9,671,648
Mattel, Inc. 5.875%, 12/15/2027(e)		1,591	1,728,208
6.75%, 12/31/2025(e)		450	472,630
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(e)		2,193	2,392,081
11.50%, 06/01/2025(e)		3,954	4,523,060
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(e)		4,017	4,219,899
9.50%, 08/01/2025(e)		3,735	3,920,405
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(e)		1,820	1,927,125
Viking Cruises Ltd. 5.875%, 09/15/2027(e)		1,057	816,342
VOC Escrow Ltd. 5.00%, 02/15/2028(e)		75	65,029

			41,887,834

Consumer Cyclical - Other – 0.9%
Adams Homes, Inc. 7.50%, 02/15/2025(e)		2,232	2,248,450
Beazer Homes USA, Inc. 5.875%, 10/15/2027		663	676,220
Boyd Gaming Corp. 8.625%, 06/01/2025(e)		787	860,884
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(e)		937	890,319
6.25%, 09/15/2027(e)		3,475	3,558,574
Caesars Entertainment, Inc. 6.25%, 07/01/2025(e)		1,876	1,929,691
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(e)		2,330	2,327,297
Forestar Group, Inc. 5.00%, 03/01/2028(e)		1,669	1,655,665
8.00%, 04/15/2024(e)		1,470	1,540,281
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(e)		1,383	1,463,629
Hilton Domestic Operating Co., Inc. 5.375%, 05/01/2025(e)		314	326,221

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.75%, 05/01/2028(e)	U.S.$	339	$355,563
Installed Building Products, Inc. 5.75%, 02/01/2028(e)		846	890,440
International Game Technology PLC 5.25%, 01/15/2029(e)		1,325	1,319,514
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(e)		3,302	3,193,463
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(e)		1,618	1,686,555
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 09/15/2026		2,111	2,173,401
Mattamy Group Corp. 5.25%, 12/15/2027(e)		954	1,008,855
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(e)		1,969	2,000,406
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(e)		688	667,133
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(e)		1,345	1,491,565
Twin River Worldwide Holdings, Inc. 6.75%, 06/01/2027(e)		2,577	2,610,166
Wyndham Destinations, Inc. 6.625%, 07/31/2026(e)		2,404	2,558,433
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(e)		75	71,788
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(e)		1,583	1,520,519
7.75%, 04/15/2025(e)		793	834,537

			39,859,569

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(e)		14	14,215
IRB Holding Corp. 6.75%, 02/15/2026(e)		1,031	1,039,444

			1,053,659

Consumer Cyclical - Retailers – 0.6%
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(e)		616	647,219
Dufry One BV 2.50%, 10/15/2024(e)	EUR	1,810	1,905,584
FirstCash, Inc. 4.625%, 09/01/2028(e)	U.S.$	1,608	1,636,944
L Brands, Inc. 5.25%, 02/01/2028		252	247,943

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.625%, 10/01/2030(e)	U.S.$	1,849	$1,940,248
6.75%, 07/01/2036		704	712,786
6.875%, 07/01/2025(e)		186	199,316
6.875%, 11/01/2035		2,210	2,246,885
7.50%, 06/15/2029		236	252,609
9.375%, 07/01/2025(e)		320	371,360
Penske Automotive Group, Inc. 3.50%, 09/01/2025		790	792,259
PetSmart, Inc. 7.125%, 03/15/2023(e)		5,216	5,129,466
Rite Aid Corp. 7.50%, 07/01/2025(e)		2,583	2,583,594
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(e)		3,230	3,301,674
Staples, Inc. 7.50%, 04/15/2026(e)		4,173	3,896,831
10.75%, 04/15/2027(e)		1,108	881,946
TPro Acquisition Corp. 11.00%, 10/15/2024(e)		1,216	1,217,739
William Carter Co. (The) 5.50%, 05/15/2025(e)		2,154	2,262,217

			30,226,620

Consumer Non-Cyclical – 0.8%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(e)		1,720	1,797,452
AdaptHealth LLC 6.125%, 08/01/2028(e)		1,265	1,317,497
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(e)		799	824,025
4.875%, 02/15/2030(e)		82	87,058
Bausch Health Americas, Inc. 8.50%, 01/31/2027(e)		223	243,681
Bausch Health Cos., Inc. 4.50%, 05/15/2023(e)	EUR	1,800	2,075,637
6.125%, 04/15/2025(e)	U.S.$	446	457,636
7.25%, 05/30/2029(e)		223	239,926
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(e)		332	352,903
CHS/Community Health Systems, Inc. 8.125%, 06/30/2024(e)		162	124,853
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(e)		642	645,255
Endo Dac/Endo Finance LLC/Endo Finco, Inc.
6.00%, 06/30/2028(e)		1,928	1,489,322

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

9.50%, 07/31/2027(e)	U.S.$	1,413	$1,515,442
Envision Healthcare Corp. 8.75%, 10/15/2026(e)		1,623	769,221
Grifols SA 3.20%, 05/01/2025(e)	EUR	5,083	5,901,683
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(e)(j)(o)	U.S.$	548	193,093
5.625%, 10/15/2023(e)(j)(o)		107	34,636
MEDNAX, Inc. 6.25%, 01/15/2027(e)		75	77,359
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(e)		1,366	1,446,908
Post Holdings, Inc. 4.625%, 04/15/2030(e)		2,122	2,180,461
Providence Service Corp. (The) 5.875%, 11/15/2025(e)		870	885,486
Radiology Partners, Inc. 9.25%, 02/01/2028(e)		3,294	3,510,021
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(e)		4,840	5,214,084
Sunshine Mid BV 6.50%, 05/15/2026(e)	EUR	2,077	2,419,486
Tenet Healthcare Corp. 7.50%, 04/01/2025(e)	U.S.$	2,520	2,714,821
Vizient, Inc. 6.25%, 05/15/2027(e)		561	591,384

			37,109,330

Energy – 1.3%
Antero Resources Corp. 5.125%, 12/01/2022		1,908	1,768,010
Callon Petroleum, Co. 6.25%, 04/15/2023		1,252	485,976
Citgo Holding, Inc. 9.25%, 08/01/2024(e)		737	617,790
CITGO Petroleum Corp. 6.25%, 08/15/2022(e)		1,577	1,517,705
7.00%, 06/15/2025(e)		2,880	2,667,370
Comstock Resources, Inc. 9.75%, 08/15/2026		1,613	1,699,796
Diamond Offshore Drilling, Inc. 7.875%, 08/15/2025(j)(o)		2,642	180,924
EnLink Midstream Partners LP 4.40%, 04/01/2024		318	289,956
EQT Corp. 8.75%, 02/01/2030		2,652	3,294,314

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026	U.S.$	1,149	$920,418
6.50%, 10/01/2025		179	148,212
7.75%, 02/01/2028		4,346	3,608,484
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029(e)		1,924	1,982,413
Gran Tierra Energy, Inc. 7.75%, 05/23/2027(e)		1,998	696,423
Gulfport Energy Corp. 6.00%, 10/15/2024		280	155,134
6.375%, 05/15/2025-01/15/2026		2,469	1,365,407
Hess Midstream Operations LP 5.625%, 02/15/2026(e)		2,739	2,737,603
HighPoint Operating Corp. 7.00%, 10/15/2022		343	76,307
Indigo Natural Resources LLC 6.875%, 02/15/2026(e)		1,285	1,272,176
Nabors Industries Ltd. 7.25%, 01/15/2026(e)		1,294	538,175
7.50%, 01/15/2028(e)		1,372	548,827
New Fortress Energy, Inc. 6.75%, 09/15/2025(e)		6,052	6,239,673
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		2,596	1,398,907
Occidental Petroleum Corp. 2.90%, 08/15/2024		4,990	4,152,927
3.20%, 08/15/2026		771	595,351
5.875%, 09/01/2025		1,121	986,166
8.00%, 07/15/2025		1,755	1,711,634
8.50%, 07/15/2027		891	855,387
8.875%, 07/15/2030		891	871,959
Parkland Corp./Canada 6.00%, 04/01/2026(e)		2,841	2,935,492
PDC Energy, Inc. 5.75%, 05/15/2026		1,075	1,013,005
QEP Resources, Inc. 5.25%, 05/01/2023		581	458,827
5.625%, 03/01/2026		1,571	995,904
SandRidge Energy, Inc. 7.50%, 02/15/2023(h)(i)(j)		1,259	– 0	–
SM Energy Co. 5.625%, 06/01/2025		685	272,185
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		1,164	1,207,801
6.00%, 04/15/2027		87	89,937

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.50%, 07/15/2027	U.S.$	775	$817,625
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(e)		480	440,582
Transocean, Inc. 7.50%, 01/15/2026(e)		1,061	234,385
8.00%, 02/01/2027(e)		2,513	692,859
Vantage Drilling International 7.125%, 04/01/2023(h)(i)(j)		3,068	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(e)		3,507	2,573,752
Western Midstream Operating LP 3.95%, 06/01/2025		207	191,703
4.65%, 07/01/2026		3,058	2,929,962
4.75%, 08/15/2028		1,490	1,397,605
5.05%, 02/01/2030		1,254	1,189,406

			60,824,454

Other Industrial – 0.1%
Avient Corp. 5.75%, 05/15/2025(e)		1,790	1,880,305
KAR Auction Services, Inc. 5.125%, 06/01/2025(e)		75	76,081
Laureate Education, Inc. 8.25%, 05/01/2025(e)		992	1,056,589

			3,012,975

Services – 0.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(e)		2,167	2,269,434
9.75%, 07/15/2027(e)		1,513	1,617,972
ANGI Group LLC 3.875%, 08/15/2028(e)		458	452,664
APX Group, Inc. 6.75%, 02/15/2027(e)		3,506	3,671,729
7.625%, 09/01/2023(c)		2,000	2,016,180
7.875%, 12/01/2022		694	693,077
Aramark Services, Inc. 6.375%, 05/01/2025(e)		2,767	2,903,939
Cars.com, Inc. 6.375%, 11/01/2028(e)		2,427	2,414,501
eDreams ODIGEO SA 5.50%, 09/01/2023(e)	EUR	1,327	1,294,997
Garda World Security Corp. 9.50%, 11/01/2027(e)	U.S.$	3,358	3,606,123
Gartner, Inc. 4.50%, 07/01/2028(e)		921	961,192

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Monitronics International, Inc. 0.00%, 04/01/2020(h)(i)(j)(k)	U.S.$	1,835	$	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(e)		4,123		4,051,878
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(e)		75		78,427
6.25%, 01/15/2028(e)		3,102		3,134,075
Refinitiv US Holdings, Inc. 8.25%, 11/15/2026(e)		348		378,126
Sabre GLBL, Inc. 9.25%, 04/15/2025(e)		1,581		1,750,009
TripAdvisor, Inc. 7.00%, 07/15/2025(e)		1,231		1,280,228
Verscend Escrow Corp. 9.75%, 08/15/2026(e)		4,000		4,299,680

				36,874,231

Technology – 0.6%
Avaya, Inc. 6.125%, 09/15/2028(e)		3,860		3,965,146
Banff Merger Sub, Inc. 9.75%, 09/01/2026(e)		2,954		3,104,300
Cablevision Lightpath LLC 5.625%, 09/15/2028(e)		1,847		1,866,190
CDW LLC/CDW Finance Corp. 3.25%, 02/15/2029		772		771,352
CommScope, Inc. 6.00%, 03/01/2026(e)		589		610,834
8.25%, 03/01/2027(e)		1,061		1,098,634
Logan Merger Sub, Inc. 5.50%, 09/01/2027(e)		881		893,184
Microchip Technology, Inc. 4.25%, 09/01/2025(e)		994		1,030,291
NCR Corp. 5.75%, 09/01/2027(e)		473		487,587
6.125%, 09/01/2029(e)		366		386,196
8.125%, 04/15/2025(e)		1,180		1,297,398
Presidio Holdings, Inc. 4.875%, 02/01/2027(e)		165		169,488
8.25%, 02/01/2028(e)		1,836		1,948,180
Science Applications International Corp. 4.875%, 04/01/2028(e)		448		469,284
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 02/01/2023-09/01/2025(e)		7,607		7,686,769
Xerox Corp. 4.375%, 03/15/2023		27		28,103

				25,812,936

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.2%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(e)	U.S.$	7,724	$8,188,262

Transportation - Services – 0.2%
Algeco Global Finance PLC 8.00%, 02/15/2023(e)		2,258	2,262,584
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(e)		787	742,172
10.50%, 05/15/2025(e)		4,367	5,031,701
XPO Logistics, Inc. 6.75%, 08/15/2024(e)		170	179,792

			8,216,249

			485,977,019

Financial Institutions – 2.0%
Banking – 1.0%
Alliance Data Systems Corp. 4.75%, 12/15/2024(e)		4,513	4,201,422
7.00%, 01/15/2026(e)		1,800	1,806,012
Banco Bilbao Vizcaya Argentaria SA 5.875%, 05/24/2022-09/24/2023(e)(g)	EUR	6,400	7,323,319
Series 9 6.50%, 03/05/2025(g)	U.S.$	1,800	1,772,568
Banco Santander SA 6.75%, 04/25/2022(e)(g)	EUR	3,700	4,449,254
Citizens Financial Group, Inc. Series A 4.194% (LIBOR 3 Month + 3.96%), 01/06/2021(f)(g)	U.S.$	222	214,277
Credit Suisse Group AG 6.25%, 12/18/2024(e)(g)		640	682,605
6.375%, 08/21/2026(e)(g)		3,961	4,282,712
7.50%, 07/17/2023-12/11/2023(e)(g)		7,239	7,717,627
Discover Financial Services Series D 6.125%, 06/23/2025(g)		2,197	2,352,372
Exide Global Holding NETH 10.75%, 06/30/2024(h)(i)		1,124	899,242
HSBC Finance Corp. 6.676%, 01/15/2021		2,765	2,791,489
Intesa Sanpaolo SpA 5.017%, 06/26/2024(e)		999	1,054,305
Societe Generale SA 8.00%, 09/29/2025(e)(g)		2,015	2,258,251
UniCredit SpA 9.25%, 06/03/2022(e)(g)	EUR	2,700	3,368,510

			45,173,965

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
NFP Corp. 6.875%, 08/15/2028(e)	U.S.$	2,285	$2,220,769
7.00%, 05/15/2025(e)		2,239	2,379,139

			4,599,908

Finance – 0.2%
Curo Group Holdings Corp. 8.25%, 09/01/2025(e)		2,000	1,654,620
Enova International, Inc. 8.50%, 09/01/2024(e)		3,418	3,167,939
goeasy Ltd. 5.375%, 12/01/2024(e)		2,145	2,170,997
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 06/03/2026(e)		823	840,036
Lincoln Financing SARL 3.625%, 04/01/2024(e)	EUR	759	840,452
Navient Corp. 6.50%, 06/15/2022	U.S.$	71	72,924

			8,746,968

Insurance – 0.2%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(e)		4,241	4,234,554
10.125%, 08/01/2026(e)		831	920,249
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(e)		2,948	3,095,400
Ardonagh Midco 2 PLC 11.50%, 01/15/2027(e)		2,227	2,191,257

			10,441,460

Other Finance – 0.3%
Altice France Holding SA 10.50%, 05/15/2027(e)		3,024	3,333,990
Intrum AB 2.75%, 07/15/2022(e)	EUR	127	146,581
3.00%, 09/15/2027(e)		1,490	1,504,738
3.50%, 07/15/2026(e)		1,040	1,078,000
Nordic Aviation Capital 5.04%, 02/27/2024(i)	U.S.$	12,727	9,450,051

			15,513,360

REITS – 0.2%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(e)		2,479	2,055,488
Diversified Healthcare Trust 9.75%, 06/15/2025		1,389	1,526,205

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Iron Mountain, Inc. 4.875%, 09/15/2027-09/15/2029(e)	U.S.$	1,110	$1,119,682
5.00%, 07/15/2028(e)		138	140,876
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(e)		628	639,436
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(e)		4,479	4,747,605

			10,229,292

			94,704,953

Utility – 0.1%
Electric – 0.1%
NRG Energy, Inc. 6.625%, 01/15/2027		75	78,904
Talen Energy Supply LLC 6.50%, 06/01/2025		394	234,552
7.25%, 05/15/2027(e)		850	839,698
10.50%, 01/15/2026(e)		3,081	2,104,200
Vistra Operations Co. LLC 5.625%, 02/15/2027(e)		75	78,375

			3,335,729

Total Corporates – Non-Investment Grade (cost $601,532,562)			584,017,701

COLLATERALIZED MORTGAGE OBLIGATIONS – 8.4%
Risk Share Floating Rate – 7.4%
Bellemeade Re Ltd. Series 2017-1, Class M2 3.499% (LIBOR 1 Month + 3.35%), 10/25/2027(e)(f)		541	540,177
Series 2018-3A, Class M1B 1.999% (LIBOR 1 Month + 1.85%), 10/25/2028(e)(f)		944	937,432
Series 2019-1A, Class M2 2.849% (LIBOR 1 Month + 2.70%), 03/25/2029(e)(f)		1,340	1,258,768
Series 2019-2A, Class M1C 2.149% (LIBOR 1 Month + 2.00%), 04/25/2029(e)(f)		9,029	8,916,403
Series 2019-3A, Class M1B 1.749% (LIBOR 1 Month + 1.60%), 07/25/2029(e)(f)		634	621,503
Series 2019-3A, Class M1C 2.099% (LIBOR 1 Month + 1.95%), 07/25/2029(e)(f)		15,567	14,804,609

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-4A, Class M1C 2.649% (LIBOR 1 Month + 2.50%), 10/25/2029(e)(f)	U.S.$	7,608	$7,418,412
Series 2020-2A, Class M1C 4.149% (LIBOR 1 Month + 4.00%), 08/26/2030(e)(f)		10,680	10,733,741
Connecticut Avenue Securities Trust Series 2020-R02, Class 2M1 0.899% (LIBOR 1 Month + 0.75%), 01/25/2040(e)(f)		6,728	6,721,716
Eagle RE Ltd. Series 2018-1, Class M1 1.849% (LIBOR 1 Month + 1.70%), 11/25/2028(e)(f)		513	505,317
Federal Home Loan Mortgage Corp.
Series 2018-HQA2, Class M2 2.449% (LIBOR 1 Month + 2.30%), 10/25/2048(e)(f)		11,000	10,688,148
Series 2020-HQA2, Class M2 3.249% (LIBOR 1 Month + 3.10%), 03/25/2050(e)(f)		509	500,274
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.399% (LIBOR 1 Month + 4.25%), 11/25/2023(f)		2,449	2,246,011
Series 2014-DN3, Class M3 4.149% (LIBOR 1 Month + 4.00%), 08/25/2024(f)		2,350	2,368,111
Series 2014-HQ2, Class M3 3.899% (LIBOR 1 Month + 3.75%), 09/25/2024(f)		1,010	1,031,019
Series 2015-DN1, Class B 11.649% (LIBOR 1 Month + 11.50%), 01/25/2025(f)		2,541	2,844,043
Series 2015-DNA1, Class M3 3.449% (LIBOR 1 Month + 3.30%), 10/25/2027(f)		700	720,534
Series 2015-DNA2, Class B 7.699% (LIBOR 1 Month + 7.55%), 12/25/2027(f)		1,485	1,486,731
Series 2015-DNA3, Class B 9.499% (LIBOR 1 Month + 9.35%), 04/25/2028(f)		2,467	2,865,542
Series 2015-HQA1, Class B 8.949% (LIBOR 1 Month + 8.80%), 03/25/2028(f)		1,573	1,682,662

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-DNA1, Class B 10.148% (LIBOR 1 Month + 10.00%), 07/25/2028(f)	U.S.$	2,226	$2,442,051
Series 2016-DNA2, Class M3 4.799% (LIBOR 1 Month + 4.65%), 10/25/2028(f)		4,632	4,810,647
Series 2016-DNA4, Class M3 3.949% (LIBOR 1 Month + 3.80%), 03/25/2029(f)		5,093	5,280,981
Series 2016-HQA2, Class M3 5.299% (LIBOR 1 Month + 5.15%), 11/25/2028(f)		7,384	7,695,081
Series 2017-DNA1, Class M2 3.399% (LIBOR 1 Month + 3.25%), 07/25/2029(f)		2,516	2,587,932
Series 2017-DNA2, Class B1 5.299% (LIBOR 1 Month + 5.15%), 10/25/2029(f)		5,178	5,371,540
Series 2017-DNA2, Class M2 3.599% (LIBOR 1 Month + 3.45%), 10/25/2029(f)		1,168	1,200,309
Series 2017-DNA3, Class B1 4.599% (LIBOR 1 Month + 4.45%), 03/25/2030(f)		4,550	4,481,780
Series 2017-HQA2, Class B1 4.899% (LIBOR 1 Month + 4.75%), 12/25/2029(f)		3,000	2,955,008
Series 2017-HQA3, Class B1 4.599% (LIBOR 1 Month + 4.45%), 04/25/2030(f)		9,090	8,824,019
Series 2017-HQA3, Class M2 2.499% (LIBOR 1 Month + 2.35%), 04/25/2030(f)		6,985	7,047,856
Series 2018-HQA1, Class B1 4.499% (LIBOR 1 Month + 4.35%), 09/25/2030(f)		4,520	4,246,004
Series 2018-HQA1, Class M2 2.449% (LIBOR 1 Month + 2.30%), 09/25/2030(f)		2,999	2,932,137
Series 2020-DNA1, Class M2 1.849% (LIBOR 1 Month + 1.70%), 01/25/2050(e)(f)		11,178	10,929,180
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C01, Class M2 4.549% (LIBOR 1 Month + 4.40%), 01/25/2024(f)		4,204	3,983,396

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C02, Class 1M2 2.749% (LIBOR 1 Month + 2.60%), 05/25/2024(f)	U.S.$	2,901	$2,554,891
Series 2014-C04, Class 1M2 5.049% (LIBOR 1 Month + 4.90%), 11/25/2024(f)		5,428	5,624,829
Series 2014-C04, Class 2M2 5.149% (LIBOR 1 Month + 5.00%), 11/25/2024(f)		822	840,994
Series 2015-C02, Class 2M2 4.149% (LIBOR 1 Month + 4.00%), 05/25/2025(f)		767	777,720
Series 2015-C03, Class 1M2 5.149% (LIBOR 1 Month + 5.00%), 07/25/2025(f)		2,459	2,501,746
Series 2015-C03, Class 2M2 5.149% (LIBOR 1 Month + 5.00%), 07/25/2025(f)		710	726,650
Series 2015-C04, Class 1M2 5.849% (LIBOR 1 Month + 5.70%), 04/25/2028(f)		3,208	3,396,034
Series 2015-C04, Class 2M2 5.699% (LIBOR 1 Month + 5.55%), 04/25/2028(f)		1,695	1,779,162
Series 2016-C01, Class 1M2 6.899% (LIBOR 1 Month + 6.75%), 08/25/2028(f)		2,005	2,135,862
Series 2016-C01, Class 2M2 7.099% (LIBOR 1 Month + 6.95%), 08/25/2028(f)		776	835,640
Series 2016-C02, Class 1M2 6.149% (LIBOR 1 Month + 6.00%), 09/25/2028(f)		4,980	5,240,068
Series 2016-C04, Class 1M2 4.399% (LIBOR 1 Month + 4.25%), 01/25/2029(f)		441	455,641
Series 2016-C05, Class 2B 10.899% (LIBOR 1 Month + 10.75%), 01/25/2029(f)		2,741	3,104,739
Series 2016-C05, Class 2M2 4.599% (LIBOR 1 Month + 4.45%), 01/25/2029(f)		3,797	3,942,805
Series 2016-C07, Class 2B 9.649% (LIBOR 1 Month + 9.50%), 05/25/2029(f)		1,191	1,271,293
Series 2016-C07, Class 2M2 4.499% (LIBOR 1 Month + 4.35%), 05/25/2029(f)		494	513,564

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C01, Class 1B1 5.899% (LIBOR 1 Month + 5.75%), 07/25/2029(f)	U.S.$	16,579	$17,035,821
Series 2017-C02, Class 2B1 5.649% (LIBOR 1 Month + 5.50%), 09/25/2029(f)		7,031	7,244,370
Series 2017-C02, Class 2M2 3.799% (LIBOR 1 Month + 3.65%), 09/25/2029(f)		536	540,699
Series 2017-C03, Class 1B1 4.999% (LIBOR 1 Month + 4.85%), 10/25/2029(f)		7,080	7,115,287
Series 2017-C03, Class 1M2 3.149% (LIBOR 1 Month + 3.00%), 10/25/2029(f)		193	194,595
Series 2017-C05, Class 1B1 3.749% (LIBOR 1 Month + 3.60%), 01/25/2030(f)		7,280	6,843,027
Series 2017-C07, Class 1M2 2.549% (LIBOR 1 Month + 2.40%), 05/25/2030(f)		814	801,952
Series 2017-C07, Class 2B1 4.599% (LIBOR 1 Month + 4.45%), 05/25/2030(f)		7,313	7,102,662
Series 2018-C01, Class 1B1 3.699% (LIBOR 1 Month + 3.55%), 07/25/2030(f)		8,575	7,930,686
Series 2018-C03, Class 1B1 3.899% (LIBOR 1 Month + 3.75%), 10/25/2030(f)		7,250	6,678,219
Series 2018-C04, Class 2M2 2.699% (LIBOR 1 Month + 2.55%), 12/25/2030(f)		951	932,551
Series 2018-C05, Class 1B1 4.399% (LIBOR 1 Month + 4.25%), 01/25/2031(f)		6,873	6,443,005
Series 2018-C06, Class 2M2 2.249% (LIBOR 1 Month + 2.10%), 03/25/2031(f)		520	507,524
Home Re Ltd.
Series 2020-1, Class M2 5.394% (LIBOR 1 Month + 5.25%), 10/25/2030(e)(f)		4,734	4,733,935
Series 2018-1, Class M1 1.749% (LIBOR 1 Month + 1.60%), 10/25/2028(e)(f)		698	689,146
Series 2019-1, Class B1 4.499% (LIBOR 1 Month + 4.35%), 05/25/2029(f)(m)		2,000	1,813,495

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JP Morgan Madison Avenue Securities Trust
Series 2014-CH1, Class M2 4.399% (LIBOR 1 Month + 4.25%), 11/25/2024(f)(m)	U.S.$	885	$823,892
Series 2015-CH1, Class M2 5.649% (LIBOR 1 Month + 5.50%), 10/25/2025(f)(m)		1,612	1,466,820
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.049% (LIBOR 1 Month + 2.90%), 11/26/2029(e)(f)		13,630	12,340,364
Oaktown Re III Ltd. Series 2019-1A, Class M2 2.699% (LIBOR 1 Month + 2.55%), 07/25/2029(e)(f)		7,478	7,069,499
Oaktown Re Ltd. Series 2017-1A, Class M2 4.149% (LIBOR 1 Month + 4.00%), 04/25/2027(e)(f)		444	443,464
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 2.152% (LIBOR 1 Month + 2.00%), 03/27/2024(f)(m)		2,526	2,253,152
Series 2019-2R, Class A 2.902% (LIBOR 1 Month + 2.75%), 05/27/2023(f)(m)		3,456	3,098,799
Series 2019-3R, Class A 2.852% (LIBOR 1 Month + 2.70%), 10/27/2022(f)(m)		1,439	1,289,022
Series 2020-1R, Class A 2.502% (LIBOR 1 Month + 2.35%), 02/27/2023(f)(m)		6,875	6,153,420
Radnor Re Ltd.
Series 2018-1, Class B1 3.949% (LIBOR 1 Month + 3.80%), 03/25/2028(f)(m)		1,500	1,357,977
Series 2018-1, Class M2 2.849% (LIBOR 1 Month + 2.70%), 03/25/2028(e)(f)		721	690,387
Series 2019-1, Class M1B 2.099% (LIBOR 1 Month + 1.95%), 02/25/2029(e)(f)		2,673	2,672,146
Series 2019-1, Class M2 3.349% (LIBOR 1 Month + 3.20%), 02/25/2029(e)(f)		6,106	5,861,528
Series 2019-2, Class M1B 1.899% (LIBOR 1 Month + 1.75%), 06/25/2029(e)(f)		9,100	9,029,837

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1, Class M1A 1.099% (LIBOR 1 Month + 0.95%), 02/25/2030(e)(f)	U.S.$	6,523	$6,498,795
Series 2020-1, Class M1B 1.599% (LIBOR 1 Month + 1.45%), 02/25/2030(e)(f)		4,640	4,493,989
Series 2020-1, Class M1C 1.899% (LIBOR 1 Month + 1.75%), 02/25/2030(e)(f)		2,088	1,957,533
STACR Trust Series 2018-DNA2, Class B1 3.849% (LIBOR 1 Month + 3.70%), 12/25/2030(e)(f)		7,000	6,531,702
Traingle Re Ltd. Series 2020-1, Class M1C 4.647%, 10/25/2030(e)(f)		4,200	4,196,917
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.399% (LIBOR 1 Month + 5.25%), 11/25/2025(f)(m)		555	541,897

			344,758,826

Agency Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. REMICs
Series 3119, Class PI 7.052% (7.20% – LIBOR 1 Month), 02/15/2036(f)(p)		1,420	369,052
Series 3856, Class KS 6.402% (6.55% – LIBOR 1 Month), 05/15/2041(f)(p)		9,685	1,893,920
Series 4248, Class SL 5.902% (6.05% – LIBOR 1 Month), 05/15/2041(f)(p)		856	162,300
Series 4372, Class JS 5.952% (6.10% – LIBOR 1 Month), 08/15/2044(f)(p)		5,047	1,023,854
Series 4570, Class ST 5.852% (6.00% – LIBOR 1 Month), 04/15/2046(f)(p)		2,036	475,338
Series 4735, Class SA 6.052% (6.20% – LIBOR 1 Month), 12/15/2047(f)(p)		9,910	2,606,626
Series 4763, Class SB 6.852% (7.00% – LIBOR 1 Month), 03/15/2048(f)(p)		17,776	3,709,413
Series 4774, Class BS 6.052% (6.20% – LIBOR 1 Month), 02/15/2048(f)(p)		9,906	1,591,461

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4774, Class SL 6.052% (6.20% – LIBOR 1 Month), 04/15/2048(f)(p)	U.S.$	12,836	$2,076,877
Series 4927, Class SJ 5.902% (6.05% – LIBOR 1 Month), 11/25/2049(f)(p)		5,323	978,818
Federal National Mortgage Association REMICs
Series 2013-4, Class ST 6.001% (6.15% – LIBOR 1 Month), 02/25/2043(f)(p)		3,241	685,007
Series 2014-88, Class BS 6.001% (6.15% – LIBOR 1 Month), 01/25/2045(f)(p)		2,937	616,837
Series 2015-90, Class SA 6.001% (6.15% – LIBOR 1 Month), 12/25/2045(f)(p)		22,645	5,307,817
Series 2016-69, Class DS 5.951% (6.10% – LIBOR 1 Month), 10/25/2046(f)(p)		33,352	6,729,088
Series 2017-49, Class SP 6.001% (6.15% – LIBOR 1 Month), 07/25/2047(f)(p)		2,842	670,783
Series 2018-32, Class SB 6.051% (6.20% – LIBOR 1 Month), 05/25/2048(f)(p)		6,142	1,359,881
Series 2018-45, Class SL 6.051% (6.20% – LIBOR 1 Month), 06/25/2048(f)(p)		3,994	939,142
Series 2018-57, Class SL 6.051% (6.20% – LIBOR 1 Month), 08/25/2048(f)(p)		17,695	2,890,933
Series 2018-58, Class SA 6.051% (6.20% – LIBOR 1 Month), 08/25/2048(f)(p)		6,476	1,046,415
Series 2018-59, Class HS 6.051% (6.20% – LIBOR 1 Month), 08/25/2048(f)(p)		18,103	2,989,570
Series 2019-25, Class SA 5.901% (6.05% – LIBOR 1 Month), 06/25/2049(f)(p)		5,493	1,247,472
Series 2019-60, Class SJ 5.901% (6.05% – LIBOR 1 Month), 10/25/2049(f)(p)		5,421	1,098,036

			40,468,640

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		1,128	904,245

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037	U.S.$	636	$468,770
Series 2007-HY4, Class 1A1 3.021%, 09/25/2047		252	234,946
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.933%, 03/25/2037		168	162,546
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		430	287,742
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 3.009%, 12/28/2037		1,005	934,668

			2,992,917

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/2037(q)		3,110	132,159
Series 2016-26, Class IO 5.00%, 05/25/2046(q)		623	108,791

			240,950

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.399% (LIBOR 1 Month + 0.25%), 04/25/2037(f)		416	118,060
Lehman XS Trust Series 2007-10H, Class 2AIO 6.851% (7.00% – LIBOR 1 Month), 07/25/2037(f)(p)		351	68,098

			186,158

Total Collateralized Mortgage Obligations (cost $394,315,960)			388,647,491

EMERGING MARKETS – SOVEREIGNS – 4.8%
Angola – 0.1%
Angolan Government International Bond 8.25%, 05/09/2028(e)		460	360,525
9.50%, 11/12/2025(e)		4,256	3,633,560

			3,994,085

Bahrain – 0.4%
Bahrain Government International Bond 5.45%, 09/16/2032(e)		7,434	7,269,058

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.75%, 09/20/2029(e)	U.S.$	1,709	$1,849,458
7.00%, 10/12/2028(e)		2,107	2,322,310
7.375%, 05/14/2030(e)		1,961	2,171,195
CBB International Sukuk Programme Co. SPC 4.50%, 03/30/2027(e)		1,087	1,112,476
6.25%, 11/14/2024(e)		2,362	2,546,531

			17,271,028

Brazil – 0.2%
Brazilian Government International Bond 2.875%, 06/06/2025		8,569	8,665,937

Costa Rica – 0.2%
Costa Rica Government International Bond 6.125%, 02/19/2031(e)		5,214	4,306,438
7.158%, 03/12/2045(e)		4,004	3,160,658

			7,467,096

Dominican Republic – 0.6%
Dominican Republic International Bond 4.50%, 01/30/2030(e)		9,442	9,527,568
4.875%, 09/23/2032(e)		3,361	3,425,069
5.95%, 01/25/2027(e)		1,251	1,364,763
6.40%, 06/05/2049(e)		2,287	2,327,023
6.875%, 01/29/2026(e)		6,782	7,653,063
7.50%, 05/06/2021(e)		1,667	1,709,375

			26,006,861

Ecuador – 0.1%
Ecuador Government International Bond Zero Coupon, 07/31/2030(e)		626	281,955
0.50%, 07/31/2030-07/31/2040(e)		7,137	4,100,486

			4,382,441

Egypt – 0.7%
Egypt Government International Bond 5.75%, 05/29/2024(e)		6,333	6,479,451
6.125%, 01/31/2022(e)		5,970	6,134,175
6.20%, 03/01/2024(e)		4,724	4,901,150
6.588%, 02/21/2028(e)		1,000	1,006,562
7.053%, 01/15/2032(e)		2,597	2,538,567
7.50%, 01/31/2027(e)		6,064	6,414,575
7.60%, 03/01/2029(e)		217	225,680
7.625%, 05/29/2032(e)		5,226	5,289,692

			32,989,852

El Salvador – 0.0%
El Salvador Government International Bond 7.125%, 01/20/2050(e)		628	473,551

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ghana – 0.3%
Ghana Government International Bond 6.375%, 02/11/2027(e)	U.S.$	13,133	$12,172,649
8.627%, 06/16/2049(e)		238	208,250
8.95%, 03/26/2051(e)		1,313	1,176,366
10.75%, 10/14/2030(e)		693	847,626

			14,404,891

Guatemala – 0.0%
Guatemala Government Bond 5.375%, 04/24/2032(e)		200	235,688
6.125%, 06/01/2050(e)		1,172	1,446,321

			1,682,009

Honduras – 0.2%
Honduras Government International Bond 6.25%, 01/19/2027(e)		1,555	1,738,685
7.50%, 03/15/2024(e)		3,298	3,629,861
8.75%, 12/16/2020(e)		5,825	5,859,586

			11,228,132

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.125%, 06/15/2033(e)		1,654	1,666,405
6.375%, 03/03/2028(e)		2,440	2,556,662

			4,223,067

Kenya – 0.2%
Kenya Government International Bond 6.875%, 06/24/2024(e)		620	654,487
7.00%, 05/22/2027(e)		1,680	1,741,950
7.25%, 02/28/2028(e)		1,639	1,712,755
8.00%, 05/22/2032(e)		3,420	3,587,794

			7,696,986

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(e)(j)(o)		507	69,871
6.85%, 03/23/2027(e)(j)(o)		1,053	145,117
Series G 6.60%, 11/27/2026(e)(j)(o)		1,284	176,951

			391,939

Nigeria – 0.3%
Nigeria Government International Bond 5.625%, 06/27/2022		248	251,565
6.75%, 01/28/2021(e)		2,136	2,149,350
7.625%, 11/21/2025-11/28/2047(e)		11,691	11,859,854
7.696%, 02/23/2038(e)		1,729	1,591,761
7.875%, 02/16/2032(e)		426	412,821

			16,265,351

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oman – 0.3%
Oman Government International Bond 4.125%, 01/17/2023(e)	U.S.$	5,200	$5,107,375
4.875%, 02/01/2025(e)		1,810	1,739,863
5.375%, 03/08/2027(e)		4,550	4,160,406
6.00%, 08/01/2029(e)		4,272	3,900,870

			14,908,514

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/2027(e)		245	238,033

Senegal – 0.3%
Senegal Government International Bond 6.25%, 05/23/2033(e)		5,158	5,245,041
6.75%, 03/13/2048(e)		6,453	6,291,675
8.75%, 05/13/2021(e)		864	892,080

			12,428,796

South Africa – 0.6%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		425	412,250
4.85%, 09/30/2029		9,846	9,753,694
5.65%, 09/27/2047		2,762	2,490,116
5.75%, 09/30/2049		10,390	9,363,987
5.875%, 06/22/2030		2,797	2,954,331
6.30%, 06/22/2048		2,368	2,280,680

			27,255,058

Sri Lanka – 0.0%
Sri Lanka Government International Bond 6.20%, 05/11/2027(e)		685	368,187

Ukraine – 0.2%
Ukraine Government International Bond 7.253%, 03/15/2033(e)		4,689	4,407,660
7.375%, 09/25/2032(e)		3,586	3,433,595

			7,841,255

Total Emerging Markets – Sovereigns (cost $225,928,127)			220,183,069

COLLATERALIZED LOAN OBLIGATIONS – 2.5%
CLO - Floating Rate – 2.5%
Apidos CLO Series 2017-26A, Class D 6.318% (LIBOR 3 Month + 6.10%), 07/18/2029(e)(f)		550	481,735

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.218% (LIBOR 3 Month + 2.00%), 04/17/2033(e)(f)	U.S.$	9,437	$9,058,793
Ballyrock CLO Ltd. Series 2019-2A, Class A1A 1.503% (LIBOR 3 Month + 1.25%), 11/20/2030(e)(f)		8,315	8,248,854
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 1.965% (LIBOR 3 Month + 1.75%), 04/26/2031(e)(f)		5,300	5,011,786
BlueMountain Fuji US CLO II Ltd. Series 2017-2A, Class D 6.368% (LIBOR 3 Month + 6.15%), 10/20/2030(e)(f)		3,300	2,783,085
CBAM Ltd. Series 2017-3A, Class E1 6.718% (LIBOR 3 Month + 6.50%), 10/17/2029(e)(f)		1,604	1,403,134
Series 2018-7A, Class B1 1.818% (LIBOR 3 Month + 1.60%), 07/20/2031(e)(f)		1,996	1,939,699
Dryden CLO Ltd. Series 2020-78A, Class C 2.168% (LIBOR 3 Month + 1.95%), 04/17/2033(e)(f)		1,480	1,442,597
Series 2020-78A, Class D 3.218% (LIBOR 3 Month + 3.00%), 04/17/2033(e)(f)		6,824	6,372,156
Dryden Senior Loan Fund Series 2017-49A, Class E 6.518% (LIBOR 3 Month + 6.30%), 07/18/2030(e) (f)		605	542,240
Elevation CLO Ltd. Series 2020-11A, Class D1 4.087% (LIBOR 3 Month + 3.85%), 04/15/2033(e)(f)		4,490	4,218,746
GoldenTree Loan Opportunities Ltd. Series 2014-9A, Class DR2 3.213% (LIBOR 3 Month + 3.00%), 10/29/2029(e)(f)		2,815	2,646,092
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 1.845% (LIBOR 3 Month + 1.63%), 04/26/2031(e)(f)		5,300	5,170,484

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 2.018% (LIBOR 3 Month + 1.80%), 07/21/2031(e)(f)	U.S.$	1,826	$1,754,339
Series 2018-1A, Class C 3.418% (LIBOR 3 Month + 3.20%), 07/21/2031(e)(f)		2,000	1,705,454
Kayne CLO 7 Ltd. Series 2020-7A, Class A1 1.418% (LIBOR 3 Month + 1.20%), 04/17/2033(e)(f)		2,663	2,628,527
Marble Point CLO XI Ltd. Series 2017-2A, Class A 1.452% (LIBOR 3 Month + 1.18%), 12/18/2030(e)(f)		2,400	2,354,967
Northwoods Capital Ltd. Series 2018-12BA, Class B 2.10% (LIBOR 3 Month + 1.85%), 06/15/2031(e)(f)		1,350	1,272,731
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.315% (LIBOR 3 Month + 3.10%), 01/24/2033(e)(f)		6,571	5,945,006
OZLM Ltd. Series 2014-7RA, Class CR 3.218% (LIBOR 3 Month + 3.00%), 07/17/2029(e)(f)		1,000	894,395
Series 2018-18A, Class B 1.787% (LIBOR 3 Month + 1.55%), 04/15/2031(e)(f)		5,450	5,240,638
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 3.087% (LIBOR 3 Month + 2.85%), 10/15/2029(e)(f)		4,444	4,084,888
Series 2017-3A, Class A 1.408% (LIBOR 3 Month + 1.19%), 10/20/2030(e)(f)		1,931	1,913,804
Romark CLO III Ltd. Series 2019-3A, Class A2 2.307% (LIBOR 3 Month + 2.07%), 07/15/2032(e)(f)		4,450	4,360,159
Series 2019-3A, Class B 3.037% (LIBOR 3 Month + 2.80%), 07/15/2032(e)(f)		600	580,318
Signal Peak Clo 2 LLC Series 2015-1A, Class AR2 1.198% (LIBOR 3 Month + 0.98%), 04/20/2029(e)(f)		4,575	4,529,987

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sound Point CLO XIX Ltd. Series 2018-1A, Class A 1.237% (LIBOR 3 Month + 1.00%), 04/15/2031(e)(f)	U.S.$	7,931	$7,759,484
THL Credit Wind River CLO Ltd. Series 2017-1A, Class AR 1.358% (LIBOR 3 Month + 1.14%), 04/18/2029(e)(f)		12,200	12,072,083
TIAA CLO II Ltd. Series 2017-1A, Class A 1.498% (LIBOR 3 Month + 1.28%), 04/20/2029(e)(f)		1,000	991,720
Venture CLO Ltd. Series 2017-27A, Class D 4.218% (LIBOR 3 Month + 4.00%), 07/20/2030(e)(f)		1,591	1,424,643
Voya CLO Ltd. Series 2019-1A, Class DR 3.087% (LIBOR 3 Month + 2.85%), 04/15/2031(e)(f)		4,595	3,999,554
York CLO-7 Ltd. Series 2019-2A, Class A1 1.586% (LIBOR 3 Month + 1.37%), 01/22/2033(e)(f)		4,400	4,357,386

Total Collateralized Loan Obligations (cost $121,263,029)			117,189,484

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.3%
Non-Agency Fixed Rate CMBS – 1.8%
Banc of America Commercial Mortgage Trust Series 2016-UB10, Class C 4.909%, 07/15/2049		372	369,249
BANK Series 2020-BN25, Class XA 0.887%, 01/15/2063(q)		65,894	4,518,234
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.345%, 05/15/2052(q)		10,917	1,000,905
Benchmark Mortgage Trust Series 2019-B13, Class XA 1.132%, 08/15/2057(q)		44,479	3,388,897
CD Mortgage Trust Series 2017-CD3, Class XA 1.012%, 02/10/2050(q)		14,802	734,569
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.686%, 05/10/2058(q)		14,267	1,008,896

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Commercial Mortgage Trust Series 2013-GC15, Class C 5.182%, 09/10/2046	U.S.$	516	$530,484
Series 2016-C3, Class XA 1.147%, 11/15/2049(q)		37,587	1,711,393
Commercial Mortgage Trust Series 2014-CR15, Class XA 0.932%, 02/10/2047(q)		41,928	994,387
Series 2015-CR27, Class XA 0.938%, 10/10/2048(q)		6,598	251,621
CSAIL Commercial Mortgage Trust Series 2015-C1, Class D 3.768%, 04/15/2050(e)		670	444,211
Series 2019-C15, Class B 4.476%, 03/15/2052		960	1,053,781
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.388%, 08/10/2044(e)		375	350,189
Series 2011-GC5, Class D
5.388%, 08/10/2044(e)		14,025	11,397,490
Series 2014-GC22, Class D 4.692%, 06/10/2047(e)		1,805	1,208,735
Series 2016-GS3, Class XA 1.236%, 10/10/2049(q)		34,952	1,812,946
Series 2019-GC39, Class XA 1.14%, 05/10/2052(q)		15,745	1,126,398
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class B 3.977%, 10/15/2045(e)		2,411	2,437,283
Series 2012-C8, Class E 4.67%, 10/15/2045(e)		2,103	1,234,273
Series 2012-CBX, Class E 5.132%, 06/15/2045(e)		1,863	712,341
Series 2012-LC9, Class E 4.418%, 12/15/2047(e)		7,500	5,458,070
Series 2012-LC9, Class G 4.418%, 12/15/2047(e)		831	538,267
Series 2016-JP2, Class XA 1.798%, 08/15/2049(q)		16,238	1,309,163
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		1,599	1,672,391
Series 2014-C21, Class D 4.657%, 08/15/2047(e)		3,450	3,027,053
Series 2014-C24, Class C 4.407%, 11/15/2047		5,869	5,410,149

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMCC Commercial Mortgage Securities Trust Series 2017-JP6, Class XA 1.136%, 07/15/2050(q)	U.S.$	10,707	$547,443
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class XA 0.944%, 11/13/2052(q)		37,352	2,507,046
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		1,074	622,003
LCCM Series 2017-LC26, Class XA 1.417%, 07/12/2050(e)(q)		45,107	2,988,961
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 4.119%, 05/15/2046(e)		680	549,498
Series 2014-C18, Class C 4.524%, 10/15/2047		4,408	4,288,640
Series 2015-C22, Class XA 1.053%, 04/15/2048(q)		12,249	415,156
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.569%, 05/10/2045(e)		2,000	1,467,357
Series 2017-C1, Class XA 1.548%, 06/15/2050(q)		8,944	680,185
Series 2019-C16, Class XA 1.558%, 04/15/2052(q)		16,881	1,676,652
Series 2019-C18, Class XA 1.044%, 12/15/2052(q)		23,593	1,650,527
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class B 3.649%, 03/10/2046(e)		2,414	2,442,749
Series 2013-C5, Class C 4.097%, 03/10/2046(e)		782	743,429
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.311%, 04/15/2050(q)		8,295	325,068
Series 2016-C36, Class XA 1.289%, 11/15/2059(q)		50,390	2,833,319
Series 2016-LC24, Class XA 1.668%, 10/15/2049(q)		31,438	2,283,552
Series 2016-LC25, Class XA 0.97%, 12/15/2059(q)		19,878	774,534
Series 2019-C52, Class XA 1.619%, 08/15/2052(q)		20,014	2,144,343

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WFRBS Commercial Mortgage Trust Series 2011-C4, Class E 5.221%, 06/15/2044(e)	U.S.$	489	$294,303
Series 2014-LC14, Class C 4.344%, 03/15/2047		134	129,067

			83,065,207

Non-Agency Floating Rate CMBS – 0.5%
BFLD Series 2019-DPLO, Class E 2.388% (LIBOR 1 Month + 2.24%), 10/15/2034(e)(f)		11,227	10,118,036
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.166% (LIBOR 1 Month + 3.02%), 12/19/2030(e)(f)		1,994	1,791,674
Great Wolf Trust Series 2019-WOLF, Class D 2.081% (LIBOR 1 Month + 1.93%), 12/15/2036(e)(f)		12,005	10,879,213
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 4.148% (LIBOR 1 Month + 4.00%), 05/15/2036(e)(f)		1,651	1,306,046

			24,094,969

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.107%, 11/16/2045(q)		166	386

Total Commercial Mortgage-Backed Securities (cost $118,408,972)			107,160,562

BANK LOANS – 2.1%
Industrial – 1.9%
Basic – 0.0%
Illuminate Buyer, LLC 4.148% (LIBOR 1 Month + 4.00%), 06/30/2027(n)		1,330	1,306,100
Nouryon Finance B.V. (fka AkzoNobel) 3.145% (LIBOR 1 Month + 3.00%), 10/01/2025(n)		168	162,398

			1,468,498

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Apex Tool Group, LLC 6.500% (LIBOR 1 Month + 5.25%), 08/01/2024(n)	U.S.$	4,905	$4,632,489
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 3.750% (LIBOR 1 Month + 3.00%), 08/01/2025(n)		749	730,248
BWay Holding Company 3.480% (LIBOR 3 Month + 3.25%), 04/03/2024(n)		5,549	5,174,560
Garrett Motion SARL (fka Garrett Motion Inc.) 5.750% (PRIME 2 Month + 2.50%), 09/27/2025(i)(n)		2,080	2,017,717
Granite US Holdings Corporation 5.470% (LIBOR 3 Month + 5.25%), 09/30/2026(i)(n)		3,598	3,363,812

			15,918,826

Communications - Media – 0.1%
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.148% (LIBOR 1 Month + 3.00%), 05/01/2026(n)		248	232,572
Nielsen Finance LLC 4.750% (LIBOR 1 Month + 3.75%), 06/04/2025(n)		1,035	1,030,661
Univision Communications Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(n)		933	900,595

			2,163,828

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 3.648% (LIBOR 1 Month + 3.50%), 04/30/2026(n)		399	386,522
Navistar, Inc. 3.650% (LIBOR 1 Month + 3.50%), 11/06/2024(n)		2,698	2,667,218

			3,053,740

Consumer Cyclical - Other – 0.3%
Caesars Resort Collection, LLC 2.898% (LIBOR 1 Month + 2.75%), 12/23/2024(n)		4,565	4,269,362
Flutter Entertainment PLC 3.720% (LIBOR 3 Month + 3.50%), 07/10/2025(n)		332	331,284

58 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Golden Nugget Online Gaming, Inc. 13.000% (LIBOR 2 Month + 12.00%), 10/04/2023(n)	U.S.$	1,359	$1,304,654
13.000% (LIBOR 3 Month + 12.00%), 10/04/2023(n)		111	106,546
Playtika Holding Corp. 7.000% (LIBOR 3 Month + 6.00%), 12/10/2024(n)		5,884	5,879,762
Scientific Games International, Inc. 2.898% (LIBOR 1 Month + 2.75%), 08/14/2024(n)		2,570	2,386,513

			14,278,121

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings) 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(n)		561	532,497
Whatabrands LLC 2.897% (LIBOR 1 Month + 2.75%), 07/31/2026(n)		602	585,209

			1,117,706

Consumer Cyclical - Retailers – 0.1%
Bass Pro Group, LLC 5.750% (LIBOR 3 Month + 5.00%), 09/25/2024(n)		1,214	1,208,651
PetSmart, Inc. 4.500% (LIBOR 3 Month + 3.50%), 03/11/2022(n)		920	909,047

			2,117,698

Consumer Non-Cyclical – 0.3%
Aldevron, LLC 5.250% (LIBOR 1 Month + 4.25%), 10/12/2026(n)		2,596	2,592,994
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 7.898% (LIBOR 1 Month + 7.75%), 09/26/2025(n)		3,524	3,385,862
Froneri International Limited 5.898% (LIBOR 1 Month + 5.75%), 01/31/2028(i)(n)		322	317,770
Global Medical Response, Inc. 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(n)		1,155	1,114,948
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.898% (LIBOR 1 Month + 3.75%), 11/16/2025(n)		1,176	1,139,914

abfunds.com	AB INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Renal Care, Inc. 5.188% (LIBOR 1 Month + 5.00%), 06/26/2026(n)	U.S.$	5,992	$5,750,452

			14,301,940

Energy – 0.0%
CITGO Petroleum Corporation 6.000% (LIBOR 3 Month + 5.00%), 03/28/2024(n)		1,603	1,492,017

Other Industrial – 0.1%
American Tire Distributors, Inc. 7.000% (LIBOR 3 Month + 6.00%), 09/01/2023(n)		292	268,315
8.500% (LIBOR 1 Month + 7.50%), 09/02/2024(n)		733	619,202
Dealer Tire, LLC 4.398% (LIBOR 1 Month + 4.25%), 12/12/2025(n)		1,320	1,285,374
KAR Auction Services, Inc. 2.438% (LIBOR 1 Month + 2.25%), 09/19/2026(i)(n)		200	191,692
Rockwood Service Corporation 4.398% (LIBOR 1 Month + 4.25%), 01/23/2027(i)(n)		182	179,208

			2,543,791

Services – 0.2%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.398% (LIBOR 1 Month + 4.25%), 07/10/2026(n)		411	402,545
Amentum Government Services Holdings LLC 3.648% (LIBOR 1 Month + 3.50%), 01/29/2027(n)		449	429,798
Garda World Security Corporation 4.900% (LIBOR 1 Month + 4.75%), 10/30/2026(n)		390	387,423
Parexel International Corporation 2.898% (LIBOR 1 Month + 2.75%), 09/27/2024(n)		2,735	2,619,862
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(n)		2,649	2,152,172
Verscend Holding Corp. 4.648% (LIBOR 1 Month + 4.50%), 08/27/2025(n)		1,955	1,915,238

			7,907,038

60 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.4%
athenahealth, Inc. 4.750% (LIBOR 3 Month + 4.50%), 02/11/2026(i)(n)	U.S.$	4,973	$4,860,651
Avaya Inc. 4.398% (LIBOR 1 Month + 4.25%), 12/15/2024(n)		125	122,579
Boxer Parent Company Inc. (fka BMC Software, Inc.) 4.398% (LIBOR 1 Month + 4.25%), 10/02/2025(n)		3,487	3,383,894
Pitney Bowes Inc. 5.650% (LIBOR 1 Month + 5.50%), 01/07/2025(n)		2,872	2,827,828
Presidio Holdings Inc. 3.720% (LIBOR 3 Month + 3.50%), 01/22/2027(n)		1,644	1,605,285
Solera, LLC (Solera Finance, Inc.) 2.916% (LIBOR 2 Month + 2.75%), 03/03/2023(n)		2,054	1,996,160
Veritas US Inc. 6.500% (LIBOR 3 Month + 5.50%), 09/01/2025(n)		5,761	5,633,717

			20,430,114

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 4.964% (LIBOR 3 Month + 4.75%), 04/29/2023(n)		688	684,407

			87,477,724

Financial Institutions – 0.1%
Finance – 0.0%
Jefferies Finance LLC 3.188% (LIBOR 1 Month + 3.00%), 06/03/2026(n)		1,804	1,747,900

Insurance – 0.1%
Hub International Limited 5.000% (LIBOR 2 Month + 4.00%), 04/25/2025(n)		2,870	2,851,285
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.148% (LIBOR 1 Month + 4.00%), 09/03/2026(n)		2,254	2,186,595

			5,037,880

			6,785,780

abfunds.com	AB INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(n)	U.S.$	4,072	$4,024,979

Total Bank Loans (cost $100,771,095)			98,288,483

EMERGING MARKETS – CORPORATE BONDS – 1.9%
Industrial – 1.7%
Basic – 0.6%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(e)		5,877	5,444,982
Consolidated Energy Finance SA 6.875%, 06/15/2025(e)		787	729,447
CSN Resources SA 7.625%, 02/13/2023-04/17/2026(e)		5,342	5,514,664
Eldorado Gold Corp. 9.50%, 06/01/2024(e)		4,248	4,641,280
First Quantum Minerals Ltd. 6.875%, 10/15/2027(e)		2,310	2,307,112
7.25%, 04/01/2023(e)		1,952	1,962,370
7.50%, 04/01/2025(e)		410	410,103
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(e)		4,123	4,102,385
Sasol Financing USA LLC 5.875%, 03/27/2024		1,467	1,408,778

			26,521,121

Capital Goods – 0.2%
Cemex SAB de CV 7.375%, 06/05/2027(e)		697	768,442
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,430	4,194,745
6.95%, 01/17/2028(e)		2,058	2,056,881
Odebrecht Finance Ltd. 4.375%, 04/25/2025(e)(j)(o)		6,760	236,600
5.25%, 06/27/2029(e)(j)(o)		2,103	73,605

			7,330,273

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(e)		996	988,219
VTR Finance NV 6.375%, 07/15/2028(e)		541	576,672

			1,564,891

62 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Digicel Group 0.5 Ltd. 7.00%, 11/16/2020(g)(l)(m)	U.S.$	79	$10,616
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(e)(l)		476	162,012
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(l)		1,322	1,000,294
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. 8.75%, 05/25/2024(e)		339	340,728
MTN Mauritius Investments Ltd. 5.373%, 02/13/2022(e)		701	716,773
Sable International Finance Ltd. 5.75%, 09/07/2027(e)		2,638	2,781,085
VTR Comunicaciones SpA 5.125%, 01/15/2028(e)		759	800,271

			5,811,779

Consumer Cyclical - Other – 0.2%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(e)		200	192,750
5.625%, 07/17/2027(e)		2,333	2,365,079
MGM China Holdings Ltd. 5.25%, 06/18/2025(e)		895	896,398
5.375%, 05/15/2024(e)		569	581,553
5.875%, 05/15/2026(e)		598	604,727
Studio City Finance Ltd. 6.00%, 07/15/2025(e)		1,088	1,089,360
6.50%, 01/15/2028(e)		998	983,230
Wynn Macau Ltd. 5.50%, 01/15/2026(e)		2,168	2,100,250
5.625%, 08/26/2028(e)		1,919	1,835,044

			10,648,391

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 09/29/2026(e)		941	951,292
BRF SA 4.875%, 01/24/2030(e)		4,401	4,407,690
Cosan Ltd. 5.50%, 09/20/2029(e)		437	451,476
Inretail Pharma SA 5.375%, 05/02/2023(e)		2,434	2,526,796
Minerva Luxembourg SA 6.50%, 09/20/2026(e)		261	271,440
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(h)(i)(l)(m)		867	26,095

abfunds.com	AB INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(e)	U.S.$	609	$601,578
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(j)(k)(m)		4,738	41,552
10.875%, 01/13/2020(j)(k)(m)		750	150,000
11.75%, 02/09/2022(j)(m)(o)		1,690	8,471

			9,436,390

Energy – 0.3%
Geopark Ltd. 5.50%, 01/17/2027(e)		410	357,084
Leviathan Bond Ltd. 6.125%, 06/30/2025(e)		1,763	1,808,957
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(e)		1,031	998,459
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(e)		1,532	1,486,998
MV24 Capital BV 6.748%, 06/01/2034(e)		1,747	1,758,372
Peru LNG Srl 5.375%, 03/22/2030(e)		262	199,202
Petrobras Global Finance BV 6.90%, 03/19/2049		7,273	8,230,418

			14,839,490

Transportation - Services – 0.0%
Rumo Luxembourg SARL 7.375%, 02/09/2024(e)		1,250	1,305,078

			77,457,413

Utility – 0.1%
Electric – 0.1%
AES Gener SA 6.35%, 10/07/2079(e)		1,816	1,822,356
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(e)		2,251	2,532,375
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(e)		1,396	1,461,437
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(e)		839	921,300
Terraform Global Operating LLC 6.125%, 03/01/2026(m)		289	293,026

			7,030,494

64 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.1%
Banking – 0.0%
Fidelity Bank PLC 10.50%, 10/16/2022(e)	U.S.$	575	$586,140

Insurance – 0.1%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(e)(l)		3,138	3,118,670

			3,704,810

Total Emerging Markets – Corporate Bonds (cost $103,195,011)			88,192,717

ASSET-BACKED SECURITIES – 1.6%
Other ABS - Fixed Rate – 0.9%
CLUB Credit Trust Series 2017-P2, Class C 4.91%, 01/15/2024(e)		1,703	1,722,553
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 10.361%, 11/16/2043(m)		1,548	1,447,515
Series 2019-36, Class PT 13.317%, 10/17/2044(m)		1,580	1,411,126
Series 2019-43, Class PT 6.564%, 11/15/2044(m)		1,108	1,042,039
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class C 5.21%, 07/15/2025(e)		3,255	3,229,478
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(e)		4,539	4,597,928
Series 2018-4A, Class C 4.91%, 12/15/2028(e)		558	566,594
Series 2019-2A, Class C 4.11%, 07/16/2029(e)		2,692	2,735,324
Series 2019-3A, Class C 3.79%, 09/17/2029(e)		4,413	4,436,756
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(h)(i)(m)		2,118	472,733
Series 2016-5, Class R Zero Coupon, 09/25/2028(h)(i)(m)		24	401,347
Series 2017-5, Class R1 Zero Coupon, 09/25/2026(h)(i)(m)		17	417,975

abfunds.com	AB INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027(h)(i)(m)	U.S.$	37	$1,481,640
Series 2018-2, Class C 4.25%, 04/26/2027(e)		1,400	1,429,629
Series 2018-3, Class C 4.67%, 08/25/2027(e)		4,611	4,716,446
Series 2019-2, Class D 4.20%, 04/25/2028(e)		1,000	1,023,734
Series 2019-3, Class D 3.89%, 05/25/2028(e)		5,378	5,512,694
Series 2019-4, Class D 3.48%, 08/25/2028(e)		3,000	2,956,012

			39,601,523

Autos - Fixed Rate – 0.7%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C 4.73%, 09/20/2024(e)		2,372	2,460,002
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(e)		1,500	1,527,402
CPS Auto Trust Series 2016-D, Class E 6.86%, 04/15/2024(e)		3,000	3,042,640
Series 2017-A, Class E 7.07%, 04/15/2024(e)		4,200	4,349,916
Exeter Automobile Receivables Trust Series 2017-1A, Class D 6.20%, 11/15/2023(e)		2,000	2,060,829
Series 2017-3A, Class D 5.28%, 10/15/2024(e)		4,370	4,562,541
Series 2019-2A, Class E 4.68%, 05/15/2026(e)		2,670	2,779,819
Series 2019-3A, Class E 4.00%, 08/17/2026(e)		4,355	4,451,008
First Investors Auto Owner Trust Series 2017-1A, Class E 5.86%, 11/15/2023(e)		450	459,678
Flagship Credit Auto Trust Series 2017-1, Class E 6.46%, 12/15/2023(e)		1,000	1,043,172
Series 2018-3, Class D 4.15%, 12/16/2024(e)		670	703,017
Series 2019-4, Class E
4.11%, 03/15/2027(e)		2,970	2,992,150

66 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(e)	U.S.$	2,551	$2,602,560

			33,034,734

Total Asset-Backed Securities (cost $76,452,490)			72,636,257

INFLATION-LINKED SECURITIES – 1.4%
United States – 1.4%
U.S. Treasury Inflation Index 0.125%, 07/15/2024 (TIPS) (cost $61,375,959)		61,430	64,598,006

GOVERNMENTS – SOVEREIGN BONDS – 1.1%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031		864	886,464
4.125%, 05/15/2051		4,097	4,291,608

			5,178,072

Israel – 0.2%
Israel Government International Bond 2.75%, 07/03/2030		7,916	8,645,756

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025		1,205	1,316,237
4.75%, 04/27/2032		2,706	3,093,296

			4,409,533

Panama – 0.1%
Panama Notas del Tesoro 3.75%, 04/17/2026(e)		5,330	5,734,747

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026		247	259,350
2.783%, 01/23/2031		719	778,677

			1,038,027

Qatar – 0.2%
Qatar Government International Bond 3.375%, 03/14/2024(e)		4,399	4,733,049
3.40%, 04/16/2025(e)		1,074	1,179,722
3.75%, 04/16/2030(e)		1,810	2,102,994
3.875%, 04/23/2023(e)		861	923,691

			8,939,456

abfunds.com	AB INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Saudi Arabia – 0.2%
Saudi Government International Bond 2.90%, 10/22/2025(e)	U.S.$	3,031	$3,235,593
3.25%, 10/22/2030(e)		3,774	4,108,942

			7,344,535

United Arab Emirates – 0.2%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(e)		2,587	2,739,633
3.125%, 04/16/2030(e)		4,640	5,162,000

			7,901,633

Total Governments – Sovereign Bonds (cost $45,316,703)			49,191,759

AGENCIES – 0.9%
Agency Debentures – 0.9%
Federal Home Loan Banks 5.50%, 07/15/2036		8,695	13,389,778
Federal Home Loan Mortgage Corp. 6.25%, 07/15/2032		10,400	16,079,856
Series GDIF 6.75%, 09/15/2029		4,606	6,864,783
6.75%, 03/15/2031		4,000	6,162,160

Total Agencies (cost $36,284,860)			42,496,577

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Bahrain – 0.1%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(e)		668	710,585
8.375%, 11/07/2028(e)		3,912	4,292,197

			5,002,782

Chile – 0.0%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(e)		212	234,260
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(e)		200	217,600

			451,860

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(e)		2,044	2,220,295
5.71%, 11/15/2023(e)		277	305,479

			2,525,774

68 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.75%, 04/24/2025(e)	U.S.$	768	$852,720
5.375%, 04/24/2030(e)		1,940	2,313,450

			3,166,170

Malaysia – 0.1%
Petronas Capital Ltd. 3.50%, 04/21/2030(e)		3,739	4,163,526

Mexico – 0.5%
Petroleos Mexicanos 5.95%, 01/28/2031		11,914	9,959,389
6.49%, 01/23/2027		1,455	1,353,514
6.50%, 01/23/2029		403	359,516
6.75%, 09/21/2047		4,901	3,795,825
6.84%, 01/23/2030		2,180	1,949,124
7.69%, 01/23/2050		5,270	4,373,837

			21,791,205

Panama – 0.0%
Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048(e)		1,013	1,136,536

Ukraine – 0.0%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026(e)		2,168	2,032,785

United Arab Emirates – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(e)		296	308,210
DP World PLC 5.625%, 09/25/2048(e)		696	792,570

			1,100,780

Total Quasi-Sovereigns (cost $39,707,341)			41,371,418

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 0.7%
Canada – 0.7%
Province of Alberta Canada 3.40%, 12/01/2023	CAD	5,934	4,842,827
Province of British Columbia Canada Series T 9.00%, 08/23/2024		3,539	3,490,416
Province of Quebec Canada 8.50%, 04/01/2026		12,134	12,760,873

abfunds.com	AB INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Province of Saskatchewan Canada 3.20%, 06/03/2024	CAD	12,746	$10,435,973

Total Local Governments – Provincial Bonds (cost $30,212,867)			31,530,089

EMERGING MARKETS – TREASURIES – 0.4%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2025	BRL	47,870	9,341,117

Dominican Republic – 0.1%
Dominican Republic International Bond 16.95%, 02/04/2022(e)	DOP	149,900	2,848,747

South Africa – 0.1%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030	ZAR	135,695	7,668,288

Total Emerging Markets – Treasuries (cost $24,926,399)			19,858,152

		Shares
PREFERRED STOCKS – 0.2%
Industrial – 0.2%
Auto Components – 0.1%
Exide Corp.(h)(i) 8.00%		3,093	2,325,936

Capital Goods – 0.1%
Stanley Black & Decker, Inc. Series C 5.00%		4,000	4,792,000

			7,117,936

Financial Institutions – 0.0%
Banking – 0.0%
Paysafe Holdings UK Ltd. 0.00%(h)(i)(j)		974,025	974,025

Total Preferred Stocks (cost $7,138,521)			8,091,961

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 0.1%
Consumer Discretionary – 0.1%
Auto Components – 0.1%
ATD New Holdings, Inc.(i)(j)	29,486	$294,860
Exide Corp.(h)(i)(j)	497	484,575
Exide Technologies(h)(i)(j)	585,460	1
Exide Technologies/Old(h)(i)(j)	45,970	– 0	–

		779,436

Media – 0.0%
Ion Media Networks, Inc. – Class A(h)(i)	2,512	2,403,984

		3,183,420

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Berry Corp.	137,884	361,256
Denbury, Inc.(j)	26,032	431,871
Golden Energy Offshore Services AS(j)	1,497,659	108,246
Paragon Litigation – Class A(i)	10,360	1,036
Paragon Litigation – Class B(i)	15,538	100,997
Tervita Corp.(j)	116,270	152,722
Vantage Drilling International(j)	16,001	40,003
Whiting Petroleum Corp.(j)	12,942	188,953

		1,385,084

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Southeastern Grocers, Inc. Npv(h)(i)	16,421	1,190,523

Information Technology – 0.0%
IT Services – 0.0%
Paysafe Group Ltd.(h)(i)	3,109	28,323

Software – 0.0%
Monitronics International, Inc.(h)(i)(j)	68,348	227,289

		255,612

Communication Services – 0.0%
Media – 0.0%
iHeartMedia, Inc.– Class A(j)	1,690	13,892

Total Common Stocks (cost $13,688,927)		6,028,531

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PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 04/01/2030 (cost $2,560,000)	U.S.$	2,560	$3,235,610

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
IRS Swaption Expiration: Jan 2021; Contracts: 17,889,000; Exercise Rate: 1.52%; Counterparty: JPMorgan Chase Bank, NA(j)	USD	17,889,000	411,752
IRS Swaption Expiration: Nov 2020; Contracts: 4,935,000; Exercise Rate: 1.28%; Counterparty: Goldman Sachs International(j)		4,935,000	124,774
IRS Swaption Expiration: Nov 2020; Contracts: 4,934,000; Exercise Rate: 1.28%; Counterparty: Goldman Sachs International(j)		4,934,000	124,748
IRS Swaption Expiration: Nov 2020; Contracts: 3,795,000; Exercise Rate: 1.28%; Counterparty: Goldman Sachs International(j)		3,795,000	88,149

Total Options Purchased – Puts (premiums paid $607,771)			749,423

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(j)		2,936	7,193
Encore Automotive Acceptance, expiring 07/05/2031(h)(i)		12	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(h)(i)(j)		17,195	– 0	–

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

iHeartMedia, Inc., expiring 05/01/2039(j)		12,695	$94,895
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(j)		1,042	7
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(j)		2,475	25

Total Warrants (cost $203,120)			102,120

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/2020-09/30/2021(h)(i) (cost $1,713,829)	U.S.$	1,719	89,129

		Shares
SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc.—AB Government Money Market Portfolio –Class AB, 0.03%(r)(s)(t) (cost $26,220,252)		26,220,252	26,220,252

		Principal Amount (000)
Governments – Treasuries – 0.1%
Egypt – 0.1%
Egypt Treasury Bills Series 182D Zero Coupon, 03/23/2021 (cost $7,029,112)	EGP	116,475	7,050,447

Total Short-Term Investments (cost $33,249,364)			33,270,699

Total Investments – 133.5% (cost $6,066,570,804)			6,171,041,194
Other assets less liabilities – (33.5)%			(1,547,739,073)

Net Assets – 100.0%			$4,623,302,121

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PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-BOBL Futures	9	December 2020	$1,424,169	$8,900
Long Gilt Futures	13	December 2020	2,285,054	(8,939)
U.S. T-Note 10 Yr (CBT) Futures	1,730	December 2020	239,118,438	(2,099,170)

Sold Contracts
Euro Buxl 30 Yr Bond Futures	16	December 2020	4,262,806	(157,291)
Euro-Bund Futures	61	December 2020	12,514,340	(173,409)
Euro-Schatz Futures	496	December 2020	64,967,256	(116,042)
U.S. 10 Yr Ultra Futures	42	December 2020	6,605,812	92,801
U.S. T-Note 2 Yr (CBT) Futures	853	December 2020	188,379,719	57,833
U.S. Ultra Bond (CBT) Futures	30	December 2020	6,450,000	274,291

				$(2,121,026)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	ZAR	99,938	USD	5,977	11/27/2020	$(147,272)
Barclays Bank PLC	CAD	42,068	USD	31,681	12/10/2020	100,482
BNP Paribas SA	BRL	61,115	USD	11,027	11/04/2020	376,094
BNP Paribas SA	USD	10,589	BRL	61,115	11/04/2020	62,465
Citibank, NA	BRL	61,115	USD	10,589	11/04/2020	(62,465)
Citibank, NA	USD	10,660	BRL	61,115	11/04/2020	(9,196)
Citibank, NA	BRL	61,115	USD	10,651	12/02/2020	14,399
Citibank, NA	AUD	16,428	USD	11,551	01/12/2021	(546)
Goldman Sachs Bank USA	RUB	2,808,480	USD	36,509	11/19/2020	1,220,289
Goldman Sachs Bank USA	AUD	16,671	USD	11,750	01/12/2021	27,287
Goldman Sachs Bank USA	IDR	205,054,625	USD	13,680	01/15/2021	(86,268)
JPMorgan Chase Bank, NA	MXN	758,438	USD	35,349	12/11/2020	(258,917)
Morgan Stanley Capital Services, Inc.	GBP	1,303	USD	1,694	11/19/2020	5,836
Morgan Stanley Capital Services, Inc.	EUR	86,792	USD	102,084	12/18/2020	891,637
Morgan Stanley Capital Services, Inc.	USD	1,334	EUR	1,137	12/18/2020	(8,054)
State Street Bank & Trust Co.	GBP	50	USD	65	11/19/2020	421
State Street Bank & Trust Co.	EUR	1,100	USD	1,284	12/18/2020	1,987

						$2,128,179

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00%	Quarterly	3.96%	USD	27,778	$1,343,287	$1,607,166	$(263,879)
iTraxx -Xover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.54	EUR	20,141	1,559,174	(235,457)	1,794,631
Republic of Colombia, 10.375%, 01/28/2033, 06/20/2025*	1.00	Quarterly	1.11	USD	5,872	(30,232)	(327,631)	297,399
Republic of South Africa, 5.875%, 09/16/2025, 06/20/2025*	1.00	Quarterly	2.63	USD	6,075	(432,088)	(748,587)	316,499
Russian Federation, 7.50%, 03/31/2030, 06/20/2025*	1.00	Quarterly	0.95	USD	5,872	16,016	(254,519)	270,535

						$2,456,157	$40,972	$2,415,185

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	109,350	04/20/2023	2.850%	3 Month LIBOR	Semi- Annual/ Quarterly	$(7,093,214)	$	– 0	–	$(7,093,214)
USD	46,860	04/02/2024	2.851%	3 Month LIBOR	Semi- Annual/ Quarterly	(4,159,092)		–0	–	(4,159,092)
USD	30,755	02/10/2025	2.034%	3 Month LIBOR	Semi- Annual/ Quarterly	(2,286,695)		–0	–	(2,286,695)
USD	6,010	06/09/2025	2.491%	3 Month LIBOR	Semi- Annual/ Quarterly	(630,229)		–0	–	(630,229)
USD	10,000	01/11/2027	2.285%	3 Month LIBOR	Semi- Annual/ Quarterly	(1,123,365)		–0	–	(1,123,365)
USD	11,920	04/26/2027	2.287%	3 Month LIBOR	Semi- Annual/ Quarterly	(1,299,957)		–0	–	(1,299,957)

						$(16,592,552)		$–0	–	$(16,592,552)

abfunds.com	AB INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	25.00%	USD	5,000	$(2,503,139)	$(122,372)	$(2,380,767)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	4,000	(2,002,512)	(604,657)	(1,397,855)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,529	(494,657)	(153,637)	(341,020)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,300	(1,714,639)	(328,193)	(1,386,446)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	9,557	(3,091,849)	(954,782)	(2,137,067)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	9,557	(3,091,849)	(945,173)	(2,146,676)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	9,557	(3,091,849)	(945,173)	(2,146,676)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,000	(1,617,583)	(601,026)	(1,016,557)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,000	(1,617,583)	(499,262)	(1,118,321)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,000	(1,617,584)	(506,591)	(1,110,993)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	12,000	(3,883,200)	(1,503,699)	(2,379,501)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,250	(1,051,429)	(331,874)	(719,555)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	643	(208,075)	(71,846)	(136,229)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	13,500	(4,367,475)	(1,181,148)	(3,186,327)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	162	(52,491)	(10,120)	(42,371)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,146	(370,750)	(180,940)	(189,810)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,187	(384,212)	(316,435)	(67,777)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,969	(961,016)	(725,531)	(235,485)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,227	(720,843)	(544,210)	(176,633)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,227	(720,843)	(549,707)	(171,136)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	9,029	$(2,921,032)	$(770,744)	$(2,150,288)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	13,543	(4,381,386)	(1,150,264)	(3,231,122)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	9,564	(3,094,114)	(593,558)	(2,500,556)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	11,206	(3,625,328)	(690,434)	(2,934,894)
Towd Point Mortgage Trust REMIC, 2.750% 04/25/2057*	0.45	Monthly	0.45	USD	8,771	(25,599)	– 0	–	(25,599)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	15,000	(1,873,000)	(418,558)	(1,454,442)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	1,136	(141,786)	(45,304)	(96,482)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	567	(70,768)	(22,191)	(48,577)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	2,839	(354,338)	(111,112)	(243,226)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	6,500	(811,273)	(346,799)	(464,474)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	9,220	(2,982,824)	(1,101,564)	(1,881,260)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	17,343	(5,612,195)	(2,123,205)	(3,488,990)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	23,700	(2,958,024)	(1,025,748)	(1,932,276)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	10,000	(3,235,166)	(1,565,809)	(1,669,357)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	20,000	(6,470,333)	(2,854,485)	(3,615,848)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	16,500	(8,260,359)	(3,683,994)	(4,576,365)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	13,000	(4,205,717)	(1,302,841)	(2,902,876)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	32,853	(10,628,493)	(4,523,434)	(6,105,059)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	14,291	(4,624,567)	(1,642,424)	(2,982,143)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	11,909	(3,853,752)	(1,366,069)	(2,487,683)

abfunds.com	AB INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	8,827	$(2,855,681)	$(1,434,547)	$(1,421,134)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	6,323	(2,045,596)	(1,013,026)	(1,032,570)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	9,029	(2,921,032)	(767,065)	(2,153,967)
JPMorgan Chase Bank, NA
Rolls-Royce PLC, 2.125%,06/18/2021, 06/20/2025*	1.00	Quarterly	4.32	EUR	1,638	(260,862)	(301,826)	40,964
Rolls-Royce PLC, 2.125%,06/18/2021, 06/20/2025*	1.00	Quarterly	4.32	EUR	1,742	(277,423)	(322,809)	45,386
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	3,869	(1,937,467)	(730,861)	(1,206,606)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	3,748	(1,876,874)	(718,383)	(1,158,491)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	9,543	(3,087,319)	(1,063,838)	(2,023,481)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,000	(970,550)	(187,112)	(783,438)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	4,514	(1,460,354)	(383,393)	(1,076,961)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	293	(36,576)	(11,886)	(24,690)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	547	(176,964)	(45,057)	(131,907)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	7,808	(2,526,018)	(475,214)	(2,050,804)

						$(124,126,348)	$(43,869,930)	$(80,256,418)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2020
Barclays Capital, Inc.†	(1.25)%*	—	$2,030,006
HSBC Securities (USA), Inc.†	0.14%	—	164,958,414
HSBC Securities (USA), Inc.†	0.14%	—	88,144,742
JPMorgan Chase Bank†	0.09%	—	42,950,277
JPMorgan Chase Bank†	0.19%	—	272,543,677

			$570,627,116

*	Interest payment due from counterparty.

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2020.

78 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days		Greater than 90 Days		Total
Corporates—Non-Investment Grade	$2,030,006	$	– 0 –	$	– 0 –	$	– 0 –	$2,030,006
Government-Treasuries	568,597,110		– 0 –		– 0 –		– 0 –	568,597,110

Total	$570,627,116	$	– 0 –	$	– 0 –	$	– 0 –	$570,627,116

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $1,474,101,876 or 31.9% of net assets.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2020.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Fair valued by the Adviser.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2020.

(m)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.58% of net assets as of October 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentageof Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 10.361%, 11/16/2043	09/27/2018	$1,548,491	$1,447,515	0.03%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 13.317%, 10/17/2044	09/04/2019	1,568,571	1,411,126	0.03%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 6.564%, 11/15/2044	01/09/2019	1,103,058	1,042,039	0.02%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentageof Net Assets
Digicel Group 0.5 Ltd. 7.00%, 11/16/2020	06/19/2000	$7,645	$10,616		0.00%
Home Re Ltd. Series 2019-1, Class B1 4.499%, 05/25/2029	12/20/2019	2,075,860	1,813,495		0.04%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.399%, 11/25/2024	11/06/2015	$879,273	$823,892		0.02%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.649%, 10/25/2025	09/18/2015	1,603,618	1,466,820		0.03%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	861,787	– 0	–	0.00%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.152%, 03/27/2024	03/21/2019	2,525,753	2,253,152		0.05%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.902%, 05/27/2023	06/07/2019	3,456,466	3,098,799		0.07%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.852%, 10/27/2022	01/11/2019	1,439,119	1,289,022		0.03%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.502%, 02/27/2023	02/11/2000	6,874,671	6,153,420		0.13%
Peabody Energy Corp. 6.00%, 03/31/2022	08/22/2017	2,394,873	1,088,160		0.02%
Radnor Re Ltd. Series 2018-1, Class B1 3.949%, 03/25/2028	12/23/2019	1,542,318	1,357,977		0.03%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/19/2017	680,401	472,733		0.01%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 09/25/2028	06/23/2017	1,275,923	401,347		0.01%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 09/25/2026	09/18/2017	1,758,337	417,975		0.01%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027	02/01/2018	3,677,430	1,481,640		0.03%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	289,000	293,026		0.01%
Tonon Luxembourg SA 6.50%, 10/31/2024	07/24/2015	1,856,320	26,095		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/19/2013	3,510,941	41,552		0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	745,965	150,000		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/31/2014	916,308	8,471		0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.399%, 11/25/2025	09/06/2016	560,065	541,897		0.01%

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PORTFOLIO OF INVESTMENTS (continued)

(n)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2020.

(o)	Defaulted.

(p)	Inverse interest only security.

(q)	IO – Interest Only.

(r)	Affiliated investments.

(s)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(t)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

MXN – Mexican Peso

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

IRS – Interest Rate Swaption

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,040,350,552)	$6,144,820,942
Affiliated issuers (cost $26,220,252)	26,220,252
Cash	1,104,445
Cash collateral due from broker	1,991,000
Foreign currencies, at value (cost $1,972,572)	1,965,752
Receivable for investment securities sold	123,162,103
Unaffiliated interest and dividends receivable	58,355,740
Receivable for capital stock sold	12,486,037
Unrealized appreciation on forward currency exchange contracts	2,700,897
Affiliated dividends receivable	1,215

Total assets	6,372,808,383

Liabilities
Payable for investment securities purchased and foreign currency transactions	1,037,820,983
Payable for reverse repurchase agreements	570,627,116
Market value on credit default swaps (net premiums received $43,869,930)	124,126,348
Payable for capital stock repurchased	11,023,394
Advisory fee payable	1,468,158
Cash collateral due to broker	1,210,000
Dividends payable	898,721
Unrealized depreciation on forward currency exchange contracts	572,718
Payable for variation margin on futures	273,197
Distribution fee payable	244,860
Transfer Agent fee payable	67,239
Administrative fee payable	26,759
Directors’ fees payable	7,192
Payable for variation margin on centrally cleared swaps	3,001
Accrued expenses and other liabilities	1,136,576

Total liabilities	1,749,506,262

Net Assets	$4,623,302,121

Composition of Net Assets
Capital stock, at par	$580,055
Additional paid-in capital	4,615,069,570
Distributable earnings	7,652,496

$4,623,302,121

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$289,618,986	36,376,460	$7.96	*

C	$217,968,208	27,344,023	$7.97

Advisor	$4,097,222,596	514,013,564	$7.97

Z	$18,492,331	2,320,560	$7.97

*	The maximum offering price per share for Class A shares was $8.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income
Interest (net of foreign taxes withheld of $557,695)	$175,375,128
Dividends
Unaffiliated issuers	708,947
Affiliated issuers	396,925
Other income	31,830	$176,512,830

Expenses
Advisory fee (see Note B)	18,858,713
Distribution fee—Class A	678,338
Distribution fee—Class C	1,972,383
Transfer agency—Class A	209,621
Transfer agency—Class C	152,873
Transfer agency—Advisor Class	3,023,070
Transfer agency—Class Z	2,092
Registration fees	373,117
Custody and accounting	349,475
Printing	274,057
Audit and tax	148,683
Legal	83,890
Administrative	82,961
Directors’ fees	73,497
Miscellaneous	138,005

Total expenses before interest expense	26,420,775
Interest expense	458,441

Total expenses	26,879,216
Less: expenses waived and reimbursed by the Adviser (see Note B)	(929,000)

Net expenses		25,950,216

Net investment income		150,562,614

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		38,089,028
Forward currency exchange contracts		6,875,856
Futures		42,255,412
Swaps		(43,636,596)
Foreign currency transactions		(9,147,825)
Net change in unrealized appreciation/depreciation of:
Investments(b)		40,000,582
Forward currency exchange contracts		5,464,886
Futures		102,463
Swaps		(101,193,527)
Foreign currency denominated assets and liabilities		183,670

Net loss on investment and foreign currency transactions		(21,006,051)

Net Increase in Net Assets from Operations		$129,556,563

(a)	Net of foreign capital gains taxes of $359,201.

(b)	Net of increase in accrued foreign capital gains taxes of $68,394.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$150,562,614	$120,023,768
Net realized gain on investment and foreign currency transactions	34,435,875	31,842,411
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(55,441,926)	156,494,849
Contributions from Affiliates (see Note B)	– 0	–	6,818

Net increase in net assets from operations	129,556,563	308,367,846
Distributions to Shareholders
Class A	(10,178,007)	(7,312,426)
Class C	(5,915,916)	(3,340,007)
Advisor Class	(156,640,759)	(102,301,258)
Class Z(a)	(437,740)	– 0	–
Return of capital
Class A	– 0	–	(1,342,784)
Class C	– 0	–	(613,327)
Advisor Class	– 0	–	(18,785,630)
Capital Stock Transactions
Net increase	699,536,203	1,255,456,371

Total increase	655,920,344	1,430,128,785
Net Assets
Beginning of period	3,967,381,777	2,537,252,992

End of period	$4,623,302,121	$3,967,381,777

(a)	Commenced distribution on November 20, 2019

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2020

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund (the “Fund”), a diversified portfolio. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Effective November 20, 2019, the Fund commenced offering Class Z shares. Class B, Class K, Class R, Class I, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

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NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss

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NOTES TO FINANCIAL STATEMENTS (continued)

expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,416,238,634	$	– 0	–	$2,416,238,634
Mortgage Pass-Throughs		– 0	–	1,145,199,086		– 0	–	1,145,199,086
Corporates – Investment Grade		– 0	–	632,674,236		– 0	–	632,674,236
Corporates – Non-Investment Grade		– 0	–	572,297,841		11,719,860	(a)	584,017,701
Collateralized Mortgage Obligations		– 0	–	388,647,491		– 0	–	388,647,491
Emerging Markets – Sovereigns		– 0	–	220,183,069		– 0	–	220,183,069
Collateralized Loan Obligations		– 0	–	117,189,484		– 0	–	117,189,484
Commercial Mortgage-Backed Securities		– 0	–	107,160,562		– 0	–	107,160,562
Bank Loans		– 0	–	85,946,433		12,342,050		98,288,483

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3		Total
Emerging Markets – Corporate Bonds	$	– 0	–	$88,166,622		$26,095		$88,192,717
Asset-Backed Securities		– 0	–	69,862,562		2,773,695		72,636,257
Inflation-Linked Securities		– 0	–	64,598,006		– 0	–	64,598,006
Governments – Sovereign Bonds		– 0	–	49,191,759		– 0	–	49,191,759
Agencies		– 0	–	42,496,577		– 0	–	42,496,577
Quasi-Sovereigns		– 0	–	41,371,418		– 0	–	41,371,418
Local Governments – Provincial Bonds		– 0	–	31,530,089		– 0	–	31,530,089
Emerging Markets – Treasuries		– 0	–	19,858,152		– 0	–	19,858,152
Preferred Stocks		– 0	–	4,792,000		3,299,961		8,091,961
Common Stocks		1,412,552		– 0	–	4,615,979	(a)	6,028,531
Local Governments – US Municipal Bonds		– 0	–	3,235,610		– 0	–	3,235,610
Options Purchased – Puts		– 0	–	749,423		– 0	–	749,423
Warrants		102,120		– 0	–	0	(a)	102,120
Whole Loan Trusts		– 0	–	– 0	–	89,129		89,129
Short-Term Investments:
Investment Companies		26,220,252		– 0	–	– 0	–	26,220,252
Governments –Treasuries		– 0	–	7,050,447		– 0	–	7,050,447

Total Investments in Securities		27,734,924		6,108,439,501		34,866,769		6,171,041,194
Other Financial Instruments(b):
Assets:
Futures		433,825		– 0	–	– 0	–	433,825	(c)
Forward Currency Exchange Contracts		– 0	–	2,700,897		– 0	–	2,700,897
Centrally Cleared Credit Default Swaps		– 0	–	2,918,477		– 0	–	2,918,477	(c)
Liabilities:
Futures		(2,554,851)		– 0	–	– 0	–	(2,554,851	)(c)
Forward Currency Exchange Contracts		– 0	–	(572,718)		– 0	–	(572,718)
Centrally Cleared Credit Default Swaps		– 0	–	(462,320)		– 0	–	(462,320	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(16,592,552)		– 0	–	(16,592,552	)(c)
Credit Default Swaps		– 0	–	(124,126,348)		– 0	–	(124,126,348)
Reverse Repurchase Agreements		(570,627,116)		– 0	–	– 0	–	(570,627,116)

Total		$(545,013,218)		$5,972,304,937		$34,866,769		$5,462,158,488	(d)

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

Amounts of $41,088,168, $4,941,724, $51,481,876 and $1,296,862 for Asset-Backed Securities, Bank Loans, Collateralized Loan Obligations and Collateralized Mortgage Olbigations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, and .52% of daily average net assets for Class A, Class C, Advisor Class, and Class Z shares, respectively. For the year ended October 31, 2020, such

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reimbursement/waivers amounted to $881,877. The Expense Caps may not be terminated by the Adviser before January 31, 2021. Any fees waived and expenses borne by the Adviser through April 22, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $1,361,441 and $396,862 for the years ended October 31, 2017 and October 31, 2018, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2020, the reimbursement for such services amounted to $82,961.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $890,005 for the year ended October 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $74,341 from the sale of Class A shares and received $84,990 and $103,080 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2020, such waiver amounted to $47,123.

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A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$51,924	$1,692,251	$1,717,955	$26,220	$397

During the year ended October 31, 2019, the Adviser reimbursed the Fund $6,818 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $992,755 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,669,177,487	$884,733,103
U.S. government securities	13,612,578,676	12,742,515,499

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$6,065,740,413

Gross unrealized appreciation	$332,862,414
Gross unrealized depreciation	(243,795,115)

Net unrealized appreciation	$89,067,299

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2020, the Fund held futures for hedging and non-hedging purposes.

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•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds

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from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams

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are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2020, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$433,825	*	Receivable/Payable for variation margin on futures	$2,554,851	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,679,064	*	Receivable/Payable for variation margin on centrally cleared swaps	263,879	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	16,592,552	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,700,897		Unrealized depreciation on forward currency exchange contracts	572,718

Interest rate contracts	Investments in securities, at value	749,423

Credit contracts				Market value on credit default swaps	124,126,348

Total		$6,563,209			$144,110,348

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$42,255,412	$102,463

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	6,875,856	5,464,886

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(805,852)	$141,652

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,658,053)	(6,411,354)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(40,978,543)	(94,782,173)

Total		$4,688,820	$(95,484,526)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2020:

Futures:
Average notional amount of buy contracts	$557,626,419
Average notional amount of sale contracts	$369,576,970
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$56,117,614
Average principal amount of sale contracts	$333,034,325
Purchased Swaptions:
Average notional amount	$111,248,833	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$216,059,615
Credit Default Swaps:
Average notional amount of buy contracts	$25,750,000	(b)
Average notional amount of sale contracts	$396,544,656
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$55,255,529	(a)
Average notional amount of sale contracts	$277,354,713

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$100,482	$(100,482)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	438,559	– 0	–		(380,000)			– 0	–		58,559
Citibank, NA/Citigroup Global Markets, Inc.	14,399	(14,399)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,585,247	(1,585,247)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	411,752	(411,752)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	897,473	(897,473)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	2,408	– 0	–		– 0	–		– 0	–		2,408

Total	$3,450,320	$(3,009,353)			$(380,000)		$	– 0	–		$60,967	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$147,272	$	– 0	–	$	– 0	–	$	– 0	–	$147,272
Barclays Bank PLC	2,503,139	(100,482)	– 0	–	(2,402,657)	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	45,180,105	(14,399)	(1,621,000)	(43,544,706)	– 0	–
Credit Suisse International	11,846,184	– 0	–	– 0	–	(11,846,184)	– 0	–
Deutsche Bank AG	12,663,523	– 0	–	– 0	–	(12,663,523)	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	39,481,465	(1,585,247)	(370,000)	(37,526,218)	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	10,129,766	(411,752)	– 0	–	(9,718,014)	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	$2,747,612	$(897,473)	$	– 0	–	$(1,850,139)	$	– 0	–

Total	$124,699,066	$(3,009,353)		$(1,991,000)		$(119,551,441)		$147,272	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2020, the Fund earned drop income of $4,545,230 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2020, the average amount of reverse repurchase agreements outstanding was $250,835,986 and the daily weighted average interest rate was .13%. At October 31, 2020, the Fund had reverse repurchase agreements outstanding in the amount of $570,627,116 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2020:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$2,030,006	$(2,030,006)	$	– 0	–
HSBC Securities (USA), Inc.	253,103,156	(252,474,351)		628,805
JPMorgan Chase Bank	315,493,954	(314,730,970)		762,984

Total	$570,627,116	$(569,235,327)		$1,391,789

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NOTES TO FINANCIAL STATEMENTS (continued)

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Class A
Shares sold	21,145,246	19,499,931	$167,807,929	$151,947,171

Shares issued in reinvestment of dividends and distributions	794,985	691,103	6,292,343	5,360,840

Shares converted from Class C	197,566	292,725	1,553,543	2,325,762

Shares redeemed	(15,889,560)	(21,445,308)	(124,259,840)	(163,431,602)

Net increase (decrease)	6,248,237	(961,549)	$51,393,975	$(3,797,829)

Class C
Shares sold	11,945,989	12,928,047	$95,198,555	$101,302,295

Shares issued in reinvestment of dividends and distributions	508,293	331,542	4,029,036	2,584,334

Shares converted to Class A	(197,320)	(292,359)	(1,553,543)	(2,325,762)

Shares redeemed	(5,477,623)	(3,371,776)	(42,721,251)	(25,885,420)

Net increase	6,779,339	9,595,454	$54,952,797	$75,675,447

Advisor Class
Shares sold	265,870,110	243,748,977	$2,104,021,251	$1,904,501,801

Shares issued in reinvestment of dividends and distributions	12,977,218	9,782,125	102,871,686	76,229,658

Shares redeemed	(210,433,650)	(104,179,175)	(1,630,716,915)	(797,152,706)

Net increase	68,413,678	149,351,927	$576,176,022	$1,183,578,753

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019		Year Ended October 31, 2020	Year Ended October 31, 2019

Class Z(a)
Shares sold	2,554,455	– 0	–	$18,769,036	$	– 0	–

Share issued in reinvestment of dividends and distributions	37,721	– 0	–	298,182		– 0	–

Shares redeemed	(271,616)	– 0	–	(2,053,809)		– 0	–

Net increase	2,320,560	– 0	–	$17,013,409	$	– 0	–

(a)	Commenced distribution on November 20, 2019.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new

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NOTES TO FINANCIAL STATEMENTS (continued)

investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest

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NOTES TO FINANCIAL STATEMENTS (continued)

rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related

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NOTES TO FINANCIAL STATEMENTS (continued)

investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$173,172,422		$112,953,691

Total taxable distributions paid	$173,172,422		$112,953,691

Return of capital	– 0	–	20,741,741

Total distributions paid	$173,172,422		$133,695,432

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(71,977,526	)(a)
Unrealized appreciation/(depreciation)	86,652,003	(b)

Total accumulated earnings/(deficit)	$14,674,477	(c)

(a)

As of October 31, 2020, the Fund had a net capital loss carryforward of $55,561,127. During the fiscal year, the Fund utilized $20,690,535 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2020, the cumulative deferred loss on straddles was $16,416,399.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of grantor trusts, the amortization on callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net long-term capital loss carryforward of $55,561,127, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	April 21, 2016(a) to October 31, 2016
2020	2019	2018	2017

Net asset value, beginning of period	$ 7.98	$ 7.49	$ 8.09	$ 8.08	$ 7.99

Income From Investment Operations

Net investment income(b)(c)	.26	.31	.29	.36	.17†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	(d)	.53	(.50)	.05	.08

Contributions from Affiliates	– 0	–	.00	(e)	.00	(e)	.00	(e)	– 0	–

Net increase (decrease) in net asset value from operations	.28	.84	(.21)	.41	.25

Less: Dividends and Distributions

Dividends from net investment income	(.30)	(.30)	(.36)	(.40)	(.16)

Return of capital	– 0	–	(.05)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.35)	(.39)	(.40)	(.16)

Net asset value, end of period	$ 7.96	$ 7.98	$ 7.49	$ 8.09	$ 8.08

Total Return

Total investment return based on net asset value(f)	3.55%	11.50%	(2.71)%	5.17%	3.14	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$289,619	$240,567	$232,931	$165,294	$2,104

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	.78%	.77%	1.08%	1.03%	1.16	%^

Expenses, before waivers/reimbursements(g)	.80%	.83%	1.16%	1.11%	1.37	%^

Net investment income(c)	3.24%	4.02%	3.73%	4.42%	4.06	%†^

Portfolio turnover rate**	246%	270%	105%	42%	14%

See footnote summary on page 118-119.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	April 21, 2016(a) to October 31, 2016
2020	2019	2018	2017

Net asset value, beginning of period	$ 7.99	$ 7.50	$ 8.10	$ 8.09	$ 7.99

Income From Investment Operations

Net investment income(b)(c)	.20	.25	.23	.30	.14†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	(d)	.53	(.50)	.05	.09

Contributions from Affiliates	– 0	–	.00	(e)	.00	(e)	.00	(e)	– 0	–

Net increase (decrease) in net asset value from operations	.22	.78	(.27)	.35	.23

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.25)	(.30)	(.34)	(.13)

Return of capital	– 0	–	(.04)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.29)	(.33)	(.34)	(.13)

Net asset value, end of period	$ 7.97	$ 7.99	$ 7.50	$ 8.10	$ 8.09

Total Return

Total investment return based on net asset value(f)	2.77%	10.65%	(3.43)%	4.37%	2.85	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$217,968	$164,413	$82,283	$62,121	$1,133

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	1.53%	1.52%	1.83%	1.78%	1.90	%^

Expenses, before waivers/reimbursements(g)	1.55%	1.57%	1.92%	1.87%	2.15	%^

Net investment income(c)	2.49%	3.21%	2.98%	3.68%	3.34	%†^

Portfolio turnover rate**	246%	270%	105%	42%	14%

See footnote summary on page 118-119.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,								January 1, 2016 to October 31,		Year Ended December 31,
	2020		2019		2018		2017		2016(h)		2015

Net asset value, beginning of period	$ 7.99		$ 7.50		$ 8.10		$ 8.09		$ 7.86		$ 8.34

Income From Investment Operations

Net investment income(b)(c)	.27		.33		.31		.41		.29†		.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	(d)	.53		(.50)		.02		.22		(.41)

Contributions from Affiliates	– 0	–	.00	(e)	.00	(e)	.00	(e)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.30		.86		(.19)		.43		.51		(.03)

Less: Dividends and Distributions

Dividends from net investment income	(.32)		(.31)		(.38)		(.42)		(.28)		(.46)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Return of capital	– 0	–	(.06)		(.03)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.32)		(.37)		(.41)		(.42)		(.28)		(.51)

Redemption fee	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)	– 0	–

Anti-Dilutive Effect of Share Repurchase Program	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.06

Net asset value, end of period	$ 7.97		$ 7.99		$ 7.50		$ 8.10		$ 8.09		$ 7.86

Market value, end of period	N/A		N/A		N/A		N/A		N/A		$ 7.67

Discount, end of period	N/A		N/A		N/A		N/A		N/A		(2.42)%
Total Return

Total investment return based on:

Market value	N/A		N/A		N/A		N/A		N/A		9.71	%(i)

Net asset value(f)	3.80%		11.76%		(2.46)%		5.44%		6.66	%†	.70	%(i)

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$4,097		$3,562		$2,222		$1,806		$916		$1,696

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	.53%		.52%		.83%		.81%		.88	%^	.75%

Expenses, before waivers/reimbursements(g)	.55%		.58%		.91%		.93%		.96	%^	.75%

Net investment income(c)	3.48%		4.24%		3.98%		5.11%		4.29	%†^	4.57%

Portfolio turnover rate**	246%		270%		105%		42%		14%		34%

See footnote summary on page 118-119.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
November 20, 2019(j) to October 31, 2020

Net asset value, beginning of period	$ 7.97

Income From Investment Operations

Net investment income(b)(c)	.27

Net realized and unrealized gain on investment and foreign currency transactions	.03 (d)

Net increase in net asset value from operations	.30

Less: Dividends

Dividends from net investment income	(.30)

Net asset value, end of period	$ 7.97

Total Return

Total investment return based on net asset value(f)	3.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	.48%

Expenses, before waivers/reimbursements(g)	.48%

Net investment income(c)	3.49%

Portfolio turnover rate**	246%

(a)	Inception date. Amount is less than $.005.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(g)	The expense ratios, excluding interest expense are:

	Year Ended October 31,				January 1, 2016 to December 31,		Year Ended December 31,
	2020	2019	2018	2017	2016(h)		2015

Class A
Net of waivers/reimbursements	.77%	.77%	.77%	.77%	.88	%^	N/A
Before waivers/reimbursements	.79%	.82%	.85%	.85%	1.09	%^	N/A
Class C
Net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52%	1.63	%^	N/A
Before waivers/reimbursements	1.54%	1.57%	1.60%	1.61%	1.87	%^	N/A
Advisor Class
Net of waivers/reimbursements	.52%	.52%	.52%	.54%	.61	%^	.61%
Before waivers/reimbursements	.54%	.57%	.60%	.65%	.69	%^	.61%
Class Z
Net of waivers/reimbursements	.46%	N/A	N/A	N/A	N/A		N/A
Before waivers/reimbursements	.46%	N/A	N/A	N/A	N/A		N/A

(h)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(i)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(j)	Commencement of distributions.

†	For the year ended October 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.04%	.03%

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Income Fund (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, the period from January 1, 2016 to October 31, 2016, and for the year ended December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, the period from January 1, 2016 to October 31, 2016, and for the year ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 29, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2020. For foreign shareholders, 63.58% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2),* Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. DiMaggio, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept. Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also co-Head of Fixed-Income.

Gershon M. Distenfeld 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also co-Head of Fixed Income.

Douglas J. Peebles^ 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Fixed Income.

Matthew S. Sheridan 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund

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before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

136 | AB INCOME FUND	abfunds.com

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were above the first breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a

abfunds.com	AB INCOME FUND | 137

fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing economies of scale.

138 | AB INCOME FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB INCOME FUND | 139

NOTES

140 | AB INCOME FUND	abfunds.com

AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0151-1020

OCT    10.31.20

ANNUAL REPORT

AB TOTAL RETURN BOND PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Total Return Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 1

ANNUAL REPORT

December 14, 2020

This report provides management’s discussion of fund performance for AB Total Return Bond Portfolio for the annual reporting period ended October 31, 2020.

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB TOTAL RETURN BOND PORTFOLIO

Class A Shares	7.32%	4.60%

Class C Shares	6.84%	3.83%

Advisor Class Shares[1]	7.35%	4.86%

Class R Shares[1]	7.09%	4.33%

Class K Shares[1]	7.31%	4.59%

Class I Shares[1]	7.44%	4.93%

Class Z Shares[1]	7.43%	4.84%

Bloomberg Barclays US Aggregate Bond Index	1.27%	6.19%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2020.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection was the primary detractor, relative to the benchmark, mostly from losses in commercial mortgage-backed securities (“CMBS”) that were partially offset by gains among investment-grade and emerging-market corporate bonds. Country allocation (a result of bottom-up security analysis combined with fundamental research) also detracted, from losses within non-US exposure primarily in Japan and the eurozone, which were greater than gains from exposure to Canada and South Africa. Sector allocation was a minor detractor, as an allocation to agency risk-sharing transactions was mostly offset by exposure to investment-grade corporates. The Fund’s longer-than-benchmark duration contributed, as did yield-curve positioning mostly in five- and 10-year maturities. Currency decisions also contributed,

2 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

due to gains in various non-US currencies including the Australian dollar, offshore Chinese renminbi and yen, despite a small loss in the South Korean won.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation was the largest contributor, mostly from exposures to agency risk-sharing transactions, high-yield corporate bonds, CMBS and US agency mortgages. Security selection also contributed, as gains from selections in investment-grade corporates, CMBS and asset-backed securities were greater than a loss in high-yield corporate bonds. Currency decision added to performance, as gains in several non-US currencies including the Australian dollar, offshore Chinese renminbi, yen and Canadian dollar exceeded a loss in the South Korean won. Country allocations outside the US also added to returns, mostly from an allocation to South Korea. The Fund’s longer-than-benchmark duration and yield-curve positioning detracted from performance.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Total return swaps and written options were utilized in the corporate sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Written swaptions were used for duration management.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive over the 12-month period ended October 31, 2020. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Emerging- and developed-market investment-grade corporate bonds led gains, followed by developed-market high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Corporate bonds in the US outperformed their European counterparts. Securitized assets also advanced, while emerging-market sovereign bonds were slightly positive and emerging-market local bonds fell during the period. The US dollar declined against most major developed-market currencies and gained against a majority of emerging-market currencies. Brent crude oil prices fell almost 34% as demand slowed sharply and the oil industry outlook was uncertain.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations and assignments, inflation-indexed securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

4 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

6 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

On July 12, 2019, the Fund implemented its current investment policies (the change eliminated the guidelines for the average duration and maturity of the Fund and addressed certain related matters) and also changed its name from AB Intermediate Bond Portfolio to AB Total Return Bond Portfolio. Accordingly, the performance shown for periods prior to July 12, 2019, is based on the Fund’s

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2010 TO 10/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Total Return Bond Portfolio Class A shares (from 10/31/2010 to 10/31/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.08%

1 Year	4.60%	0.19%

5 Years	3.86%	2.97%

10 Years	3.55%	3.10%

CLASS C SHARES			1.42%

1 Year	3.83%	2.83%

5 Years	3.08%	3.08%

10 Years	2.80%	2.80%

ADVISOR CLASS SHARES[2]			2.42%

1 Year	4.86%	4.86%

5 Years	4.12%	4.12%

10 Years	3.82%	3.82%

CLASS R SHARES[2]			1.76%

1 Year	4.33%	4.33%

5 Years	3.59%	3.59%

10 Years	3.31%	3.31%

CLASS K SHARES[2]			2.07%

1 Year	4.59%	4.59%

5 Years	3.86%	3.86%

10 Years	3.57%	3.57%

CLASS I SHARES[2]			2.46%

1 Year	4.93%	4.93%

5 Years	4.14%	4.14%

10 Years	3.83%	3.83%

CLASS Z SHARES[2]			2.50%

1 Year	4.84%	4.84%

5 Years	4.11%	4.11%

Since Inception[3]	3.82%	3.82%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.79%, 0.79%, 1.42%, 1.10%, 0.75% and 0.68% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.77%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

10 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2020.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.52%

5 Years	3.03%

10 Years	3.17%

CLASS C SHARES

1 Year	3.18%

5 Years	3.16%

10 Years	2.88%

ADVISOR CLASS SHARES[1]

1 Year	5.21%

5 Years	4.20%

10 Years	3.90%

CLASS R SHARES[1]

1 Year	4.68%

5 Years	3.67%

10 Years	3.39%

CLASS K SHARES[1]

1 Year	4.94%

5 Years	3.92%

10 Years	3.64%

CLASS I SHARES[1]

1 Year	5.19%

5 Years	4.20%

10 Years	3.90%

CLASS Z SHARES[1]

1 Year	5.10%

5 Years	4.18%

Since Inception[2]	3.89%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 4/25/2014.

12 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,073.20	$4.01	0.77%
Hypothetical**	$1,000	$1,021.27	$3.91	0.77%
Class C
Actual	$1,000	$1,068.40	$7.90	1.52%
Hypothetical**	$1,000	$1,017.50	$7.71	1.52%
Advisor Class
Actual	$1,000	$1,073.50	$2.71	0.52%
Hypothetical**	$1,000	$1,022.52	$2.64	0.52%
Class R
Actual	$1,000	$1,070.90	$5.31	1.02%
Hypothetical**	$1,000	$1,020.01	$5.18	1.02%
Class K
Actual	$1,000	$1,073.10	$4.01	0.77%
Hypothetical**	$1,000	$1,021.27	$3.91	0.77%
Class I
Actual	$1,000	$1,074.40	$2.71	0.52%
Hypothetical**	$1,000	$1,022.52	$2.64	0.52%
Class Z
Actual	$1,000	$1,074.30	$2.71	0.52%
Hypothetical**	$1,000	$1,022.52	$2.64	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $373.7

TOP TEN SECTORS (including derivatives)1

Governments–Treasuries[2]	73.34%

Corporates–Investment Grade	27.98

Interest Rate Swaps[3]	17.19

Commercial Mortgage-Backed Securities[4]	17.00

Collateralized Mortgage Obligations	16.30

Mortgage Pass-Throughs	12.88

Asset-Backed Securities	4.36

Corporates–Non-Investment Grade[4]	3.91

U.S. Treasury Bills	3.07

Inflation-Linked Securities	2.74

SECTOR BREAKDOWN (excluding derivatives)5

Corporates–Investment Grade	26.9%

Collateralized Mortgage Obligations	15.7

Commercial Mortgage-Backed Securities	15.1

Mortgage Pass-Throughs	12.4

Governments–Treasuries	10.4

Asset-Backed Securities	4.2

Inflation-Linked Securities	2.6

Corporates–Non-Investment Grade	2.6

Collateralized Loan Obligations	1.1

Governments–Sovereign Bonds	1.0

Quasi-Sovereigns	1.0

Local Governments–US Municipal Bonds	1.0

Emerging Markets–Treasuries	0.9

Other	1.2

Short-Term	3.9

100.0%

1

All data are as of October 31, 2020. The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3

Represents the exposure of the Fund’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

4	Includes Credit Default Swaps.

5

All data are as of October 31, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector breakdown weightings represent 0.6% or less in the following sector breakdown: Common Stocks, Emerging Markets–Corporate Bonds and Emerging Markets-Sovereigns.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS

October 31, 2020

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 28.0%
Industrial – 16.8%
Basic – 1.7%
Alpek SAB de CV 4.25%, 09/18/2029(a)	U.S.$	203	$207,626
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(a)		332	353,788
DuPont de Nemours, Inc. 4.205%, 11/15/2023		485	533,204
4.493%, 11/15/2025		485	559,404
Eastman Chemical Co. 3.80%, 03/15/2025		220	241,641
Fresnillo PLC 4.25%, 10/02/2050(a)		1,126	1,144,297
Glencore Funding LLC 4.125%, 05/30/2023(a)		516	552,801
GUSAP III LP 4.25%, 01/21/2030(a)		535	561,115
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		268	280,395
Inversiones CMPC SA 4.375%, 04/04/2027(a)		490	545,431
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		225	238,739
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)		196	196,576
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)		350	375,703
4.875%, 09/19/2022(a)		225	238,219
Suzano Austria GmbH 3.75%, 01/15/2031		145	148,205

			6,177,144

Capital Goods – 0.0%
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		117	124,206

Communications - Media – 1.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		48	54,288
4.80%, 03/01/2050		129	147,101
5.125%, 07/01/2049		198	231,571
Comcast Corp. 3.45%, 02/01/2050		331	369,141
Cox Communications, Inc. 2.95%, 06/30/2023(a)		233	244,655

16 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030	U.S.$	460	$552,938
Prosus NV 4.027%, 08/03/2050(a)		360	373,500
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		533	542,434
3.24%, 06/03/2050(a)		328	329,394
ViacomCBS, Inc. 4.20%, 05/19/2032		115	132,487
4.95%, 01/15/2031		189	229,104
Walt Disney Co. (The) 2.75%, 09/01/2049		380	367,228
Weibo Corp. 3.375%, 07/08/2030		782	784,444

			4,358,285

Communications - Telecommunications – 1.3%
AT&T, Inc. 2.75%, 06/01/2031		203	210,365
3.50%, 09/15/2053(a)		590	561,462
3.65%, 09/15/2059(a)		457	435,854
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		740	804,350
Verizon Communications, Inc. 2.987%, 10/30/2056(a)		460	464,862
3.00%, 03/22/2027		328	361,817
4.862%, 08/21/2046		355	471,621
5.012%, 04/15/2049		44	60,707
Vodafone Group PLC 3.75%, 01/16/2024		1,249	1,362,909

			4,733,947

Consumer Cyclical - Automotive – 1.5%
General Motors Co. 6.125%, 10/01/2025		196	229,510
6.80%, 10/01/2027		279	343,067
General Motors Financial Co., Inc. 2.70%, 08/20/2027		525	530,854
4.30%, 07/13/2025		135	147,277
5.10%, 01/17/2024		665	730,403
5.25%, 03/01/2026		165	188,319
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		1,078	1,136,578
Lear Corp. 3.50%, 05/30/2030		314	326,981
3.80%, 09/15/2027		97	103,675

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)	U.S.$	1,120	$1,123,237
Volkswagen Group of America Finance LLC 2.90%, 05/13/2022(a)		621	641,083

			5,500,984

Consumer Cyclical - Other – 0.2%
Las Vegas Sands Corp. 2.90%, 06/25/2025		507	502,508
3.20%, 08/08/2024		293	296,375
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		93	103,548

			902,431

Consumer Cyclical - Retailers – 0.8%
Advance Auto Parts, Inc. 1.75%, 10/01/2027		217	215,555
3.90%, 04/15/2030		249	280,942
AutoNation, Inc. 4.75%, 06/01/2030		216	253,418
Ralph Lauren Corp. 2.95%, 06/15/2030		1,081	1,121,072
Ross Stores, Inc. 4.70%, 04/15/2027		893	1,049,543

			2,920,530

Consumer Non-Cyclical – 2.8%
Altria Group, Inc. 3.40%, 05/06/2030		750	814,020
4.80%, 02/14/2029		209	245,205
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		616	737,364
5.55%, 01/23/2049		945	1,271,951
Banner Health 1.897%, 01/01/2031		225	223,429
Baptist Healthcare System Obligated Group Series 20B 3.54%, 08/15/2050		524	523,162
BAT Capital Corp. 2.259%, 03/25/2028		1,125	1,124,055
2.726%, 03/25/2031		220	217,857
4.70%, 04/02/2027		480	550,070
Cigna Corp. 3.75%, 07/15/2023		168	181,853
4.125%, 11/15/2025		299	342,591
4.375%, 10/15/2028		399	472,165
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032		284	281,736
2.75%, 01/22/2030		443	473,368

18 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CommonSpirit Health 1.547%, 10/01/2025	U.S.$	339	$340,115
CVS Health Corp. 4.30%, 03/25/2028		124	143,809
5.05%, 03/25/2048		433	549,551
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		270	270,928
Royalty Pharma PLC 1.75%, 09/02/2027(a)		127	126,336
Sutter Health Series 20A 2.294%, 08/15/2030		748	748,898
Tyson Foods, Inc. 3.95%, 08/15/2024		541	602,149
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		208	230,585

			10,471,197

Energy – 4.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		433	462,708
Boardwalk Pipelines LP 3.40%, 02/15/2031		399	383,714
BP Capital Markets America, Inc. 3.194%, 04/06/2025		685	748,383
Cenovus Energy, Inc. 4.25%, 04/15/2027		42	42,622
Energy Transfer Operating LP 3.75%, 05/15/2030		1,150	1,130,047
4.75%, 01/15/2026		1,138	1,222,121
Eni SpA 4.25%, 05/09/2029(a)		850	962,022
Exxon Mobil Corp. 1.571%, 04/15/2023		1,065	1,094,926
2.992%, 03/19/2025		881	959,524
Husky Energy, Inc. 4.40%, 04/15/2029		1,409	1,432,911
Kinder Morgan, Inc. 3.15%, 01/15/2023		1,700	1,781,447
Marathon Oil Corp. 3.85%, 06/01/2025		111	113,524
6.80%, 03/15/2032		650	688,376
Marathon Petroleum Corp. 5.125%, 12/15/2026		255	291,682
Newfield Exploration Co. 5.625%, 07/01/2024		325	314,425

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oleoducto Central SA 4.00%, 07/14/2027(a)	U.S.$	429	$447,318
ONEOK, Inc. 4.35%, 03/15/2029		425	443,781
6.35%, 01/15/2031		241	279,789
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027		482	541,040
5.625%, 03/01/2025		396	452,917
Shell International Finance BV 3.25%, 04/06/2050		698	720,336
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		237	240,629
Valero Energy Corp. 2.70%, 04/15/2023		674	693,600

			15,447,842

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		530	564,119

Services – 0.3%
Booking Holdings, Inc. 4.625%, 04/13/2030		925	1,095,561
Expedia Group, Inc. 6.25%, 05/01/2025(a)		75	82,469

			1,178,030

Technology – 2.0%
Analog Devices, Inc. 2.95%, 04/01/2025		58	62,985
Apple, Inc. 2.40%, 08/20/2050		753	733,761
Baidu, Inc. 3.425%, 04/07/2030		202	221,486
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		151	162,381
Broadcom, Inc. 4.11%, 09/15/2028		555	618,442
4.15%, 11/15/2030		1,073	1,202,393
5.00%, 04/15/2030		205	241,389
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		469	555,821
Infor, Inc. 1.75%, 07/15/2025(a)		279	286,751
International Business Machines Corp. 2.95%, 05/15/2050		360	363,168
Micron Technology, Inc. 4.185%, 02/15/2027		992	1,121,198

20 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)	U.S.$	132	$140,254
Oracle Corp. 2.50%, 04/01/2025		1,031	1,104,428
3.60%, 04/01/2050		340	373,092
Seagate HDD Cayman 4.091%, 06/01/2029(a)		168	182,181

			7,369,730

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		345	350,077
4.75%, 10/20/2028(a)		401	410,151
Southwest Airlines Co. 5.25%, 05/04/2025		639	708,989

			1,469,217

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		216	237,330
5.875%, 07/05/2034(a)		184	220,929

			458,259

Transportation - Services – 0.3%
Aviation Capital Group LLC 2.875%, 01/20/2022(a)		64	63,899
3.50%, 11/01/2027(a)		90	79,508
3.875%, 05/01/2023(a)		328	328,046
4.125%, 08/01/2025(a)		5	4,813
4.375%, 01/30/2024(a)		135	135,957
4.875%, 10/01/2025(a)		153	151,022
5.50%, 12/15/2024(a)		381	396,751

			1,159,996

			62,835,917

Financial Institutions – 10.4%
Banking – 8.0%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		200	227,024
AIB Group PLC 4.75%, 10/12/2023(a)		225	244,435
American Express Co. Series C 3.535% (LIBOR 3 Month + 3.29%), 12/15/2020(b)(c)		461	431,035
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		510	577,203
Banco de Credito del Peru 3.125%, 07/01/2030(a)		635	641,350

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)	U.S.$	443	$495,606
Banco Santander SA 5.179%, 11/19/2025		1,000	1,139,300
Bank of America Corp. Series DD 6.30%, 03/10/2026(b)		185	209,498
Series L 3.95%, 04/21/2025		1,455	1,621,874
Series Z 6.50%, 10/23/2024(b)		289	321,244
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		166	177,691
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		129	173,478
BNP Paribas SA 4.375%, 09/28/2025-05/12/2026(a)		1,007	1,131,211
BPCE SA 5.70%, 10/22/2023(a)		230	258,301
Capital One Financial Corp. 2.60%, 05/11/2023		579	606,728
CIT Group, Inc. 5.25%, 03/07/2025		383	428,052
Citigroup, Inc. 3.875%, 03/26/2025		309	341,442
4.45%, 09/29/2027		721	832,387
5.95%, 01/30/2023(b)		216	222,906
Series Q 4.375% (LIBOR 3 Month + 4.10%), 02/15/2021(b)(c)		575	563,920
Series R 6.125%, 02/15/2021(b)		347	344,918
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)		505	569,579
Cooperatieve Rabobank UA 4.375%, 08/04/2025		1,373	1,552,465
Credit Agricole SA/London 3.25%, 10/04/2024(a)		257	277,606
Danske Bank A/S 3.244%, 12/20/2025(a)		492	521,707
Deutsche Bank AG/New York NY 2.222%, 09/18/2024		288	291,217
3.961%, 11/26/2025		265	283,195
Discover Bank 4.682%, 08/09/2028		250	262,177

22 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Fifth Third Bancorp Series L 4.50%, 09/30/2025(b)	U.S.$	205	$206,962
Goldman Sachs Group, Inc. (The) Series M 4.165% (LIBOR 3 Month + 3.92%), 11/30/2020(b)(c)		482	473,247
HSBC Holdings PLC 4.041%, 03/13/2028		462	515,130
4.25%, 03/14/2024		282	305,460
4.292%, 09/12/2026		536	600,969
6.375%, 03/30/2025(b)		547	572,868
ING Groep NV 6.875%, 04/16/2022(a)(b)		425	439,973
JPMorgan Chase & Co. 2.083%, 04/22/2026		465	486,069
Series Z 4.014% (LIBOR 3 Month + 3.80%), 02/01/2021(b)(c)		200	197,138
Mastercard, Inc. 3.30%, 03/26/2027		417	472,824
3.85%, 03/26/2050		440	549,494
Morgan Stanley 3.591%, 07/22/2028		476	536,176
5.00%, 11/24/2025		396	467,363
Series G 4.35%, 09/08/2026		553	641,524
Series J 4.047% (LIBOR 3 Month + 3.81%), 01/15/2021(b)(c)		110	108,259
Nationwide Building Society 4.00%, 09/14/2026(a)		950	1,030,655
Natwest Group PLC 8.625%, 08/15/2021(b)		320	330,675
Series U 2.54% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)		700	672,630
Santander Holdings USA, Inc. 4.40%, 07/13/2027		315	350,699
Standard Chartered PLC 1.724% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		400	355,520
5.20%, 01/26/2024(a)		350	380,891
7.50%, 04/02/2022(a)(b)		363	374,896
State Street Corp. 2.901%, 03/30/2026		77	83,649

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)	U.S.$	692	$756,141
UBS AG/Stamford CT 7.625%, 08/17/2022		620	689,589
UBS Group AG 7.00%, 02/19/2025(a)(b)		312	348,258
7.125%, 08/10/2021(a)(b)		578	592,444
UniCredit SpA 2.569%, 09/22/2026(a)		1,125	1,117,541
US Bancorp Series J 5.30%, 04/15/2027(b)		380	414,401
Wells Fargo & Co. 2.188%, 04/30/2026		542	564,081
Series G 4.30%, 07/22/2027		290	332,705

			29,715,780

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		568	622,278

Finance – 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/23/2023		200	202,030
4.125%, 07/03/2023		233	239,428
4.50%, 09/15/2023		281	291,920
6.50%, 07/15/2025		179	197,006
Air Lease Corp. 3.875%, 07/03/2023		62	64,737
4.25%, 02/01/2024		251	263,369
Aircastle Ltd. 4.125%, 05/01/2024		152	149,620
4.40%, 09/25/2023		345	347,111
5.00%, 04/01/2023		31	31,609
5.25%, 08/11/2025(a)		268	265,939
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	150	206,844
GE Capital Funding LLC 4.40%, 05/15/2030(a)	U.S.$	1,218	1,331,152
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035		272	294,051
Synchrony Financial 4.50%, 07/23/2025		1,008	1,121,077

			5,005,893

24 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.8%
Alleghany Corp. 3.625%, 05/15/2030	U.S.$	777	$869,688
Centene Corp. 4.25%, 12/15/2027		116	122,067
4.625%, 12/15/2029		132	143,712
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		294	373,371
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		699	963,362
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		246	417,305
Voya Financial, Inc. 5.65%, 05/15/2053		180	185,463

			3,074,968

Other Finance – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		271	273,098

			38,692,017

Utility – 0.8%
Electric – 0.8%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		274	289,114
Colbun SA 3.15%, 03/06/2030(a)		400	417,010
Enel Chile SA 4.875%, 06/12/2028		514	600,737
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		580	655,400
Kentucky Utilities Co. 3.30%, 06/01/2050		312	335,796
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		211	227,684
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 4.85%, 10/14/2038(a)		499	513,970

			3,039,711

Total Corporates – Investment Grade (cost $99,758,315)			104,567,645

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 16.3%
Risk Share Floating Rate – 14.2%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.999% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)	U.S.$	445	$441,623
Series 2018-3A, Class M2 2.899% (LIBOR 1 Month + 2.75%), 10/25/2028(a)(c)		325	316,451
Series 2019-1A, Class M1B 1.899% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(c)		1,000	998,827
Series 2019-2A, Class M1C 2.149% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(c)		487	481,076
Series 2019-2A, Class M2 3.249% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(c)		325	310,547
Series 2019-3A, Class M1B 1.749% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		359	351,767
Series 2019-3A, Class M1C 2.099% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		263	250,120
Series 2019-4A, Class M1B 2.149% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		885	875,406
Series 2019-4A, Class M1C 2.649% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(c)		750	731,277
Series 2019-4A, Class M2 2.999% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(c)		540	505,156
Series 2020-2A, Class M1B 3.349% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(c)		335	338,035
Series 2020-3A, Class M1B 2.998% (LIBOR 1 Month + 2.85%), 10/25/2030(a)(c)		220	219,983
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.549% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		198	196,755
Series 2019-HRP1, Class M2 2.299% (LIBOR 1 Month + 2.15%), 11/25/2039(a)(c)		651	586,331

26 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-R01, Class 2M2 2.599% (LIBOR 1 Month + 2.45%), 07/25/2031(a)(c)	U.S.$	529	$523,889
Series 2019-R02, Class 1M2 2.449% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		181	179,572
Series 2019-R03, Class 1M2 2.299% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(c)		392	389,050
Series 2019-R04, Class 2M2 2.249% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(c)		644	638,392
Series 2019-R05, Class 1M2 2.149% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		538	536,297
Series 2019-R06, Class 2M2 2.249% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		769	761,154
Series 2019-R07, Class 1M2 2.249% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(c)		745	738,030
Series 2020-R01, Class 1B1 3.399% (LIBOR 1 Month + 3.25%), 01/25/2040(a)(c)		500	393,521
Series 2020-R01, Class 1M2 2.199% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(c)		1,100	1,077,479
Series 2020-R02, Class 2M2 2.149% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(c)		950	921,430
Series 2020-SBT1, Class 1M2 3.799% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		1,000	928,666
Series 2020-SBT1, Class 2M2 3.799% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		300	284,981
Eagle Re Ltd. Series 2018-1, Class M2 3.149% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		325	312,284
Series 2019-1, Class M2 3.449% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(c)		325	309,752
Series 2020-1, Class M1A 1.049% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		950	942,773

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-2, Class M1B 4.148% (LIBOR 1 Month + 4.00%), 10/25/2030(a)(c)	U.S.$	1,579	$1,579,910
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 4.949% (LIBOR 1 Month + 4.80%), 05/25/2028(c)		396	405,539
Series 2016-DNA4, Class M3 3.949% (LIBOR 1 Month + 3.80%), 03/25/2029(c)		960	995,157
Series 2016-HQA3, Class M3 3.999% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		1,162	1,202,679
Series 2017-DNA2, Class B1 5.299% (LIBOR 1 Month + 5.15%), 10/25/2029(c)		750	778,100
Series 2017-DNA3, Class M2 2.649% (LIBOR 1 Month + 2.50%), 03/25/2030(c)		250	252,657
Series 2017-HQA1, Class M2 3.699% (LIBOR 1 Month + 3.55%), 08/25/2029(c)		857	870,948
Series 2017-HQA2, Class B1 4.899% (LIBOR 1 Month + 4.75%), 12/25/2029(c)		800	788,002
Series 2017-HQA2, Class M2 2.799% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		233	231,706
Series 2017-HQA3, Class B1 4.599% (LIBOR 1 Month + 4.45%), 04/25/2030(c)		750	728,054
Series 2017-HQA3, Class M2 2.499% (LIBOR 1 Month + 2.35%), 04/25/2030(c)		580	585,358
Series 2018-HQA2, Class B1 4.399% (LIBOR 1 Month + 4.25%), 10/25/2048(a)(c)		1,250	1,167,106
Series 2019-DNA1, Class B2 10.899% (LIBOR 1 Month + 10.75%), 01/25/2049(c)(d)		750	700,909
Series 2019-DNA1, Class M2 2.799% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(c)		931	921,853
Series 2019-DNA3, Class B1 3.399% (LIBOR 1 Month + 3.25%), 07/25/2049(a)(c)		600	554,821

28 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-DNA3, Class M2 2.199% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)	U.S.$	573	$561,032
Series 2019-DNA4, Class M2 2.099% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)		743	736,949
Series 2019-FTR2, Class B1 3.149% (LIBOR 1 Month + 3.00%), 11/25/2048(a)(c)		750	649,451
Series 2019-FTR2, Class M2 2.299% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)		895	840,814
Series 2019-FTR3, Class B2 4.948% (LIBOR 1 Month + 4.80%), 09/25/2047(c)(d)		700	525,078
Series 2019-HQA1, Class M2 2.499% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(c)		579	568,927
Series 2019-HQA2, Class B1 4.249% (LIBOR 1 Month + 4.10%), 04/25/2049(a)(c)		750	712,883
Series 2019-HQA3, Class B1 3.149% (LIBOR 1 Month + 3.00%), 09/25/2049(a)(c)		500	454,981
Series 2019-HQA3, Class M2 1.999% (LIBOR 1 Month + 1.85%), 09/25/2049(a)(c)		252	246,632
Series 2019-HQA4, Class B1 3.099% (LIBOR 1 Month + 2.95%), 11/25/2049(a)(c)		750	678,626
Series 2020-DNA1, Class M2 1.849% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(c)		890	870,181
Series 2020-DNA2, Class M2 1.999% (LIBOR 1 Month + 1.85%), 02/25/2050(a)(c)		690	675,048
Series 2020-DNA5, Class M2 2.887%, 10/25/2050(a)(c)		620	619,612
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 4.449% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		305	309,446
Series 2015-C01, Class 2M2 4.699% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		76	77,311

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 1M2 4.149% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	U.S.$	276	$278,106
Series 2015-C02, Class 2M2 4.149% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		98	99,636
Series 2015-C03, Class 1M2 5.149% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		283	288,260
Series 2015-C03, Class 2M2 5.149% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		176	180,407
Series 2015-C04, Class 1M2 5.849% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		408	431,458
Series 2016-C02, Class 1B 12.399% (LIBOR 1 Month + 12.25%), 09/25/2028(c)		149	179,295
Series 2016-C03, Class 1B 11.899% (LIBOR 1 Month + 11.75%), 10/25/2028(c)		99	117,447
Series 2016-C05, Class 2M2 4.599% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		607	630,225
Series 2016-C06, Class 1B 9.399% (LIBOR 1 Month + 9.25%), 04/25/2029(c)		379	405,318
Series 2016-C06, Class 1M2 4.399% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		281	290,879
Series 2016-C07, Class 2B 9.649% (LIBOR 1 Month + 9.50%), 05/25/2029(c)		379	404,969
Series 2017-C01, Class 1B1 5.899% (LIBOR 1 Month + 5.75%), 07/25/2029(c)		750	770,673
Series 2017-C01, Class 1M2 3.699% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		328	336,929
Series 2017-C02, Class 2B1 5.649% (LIBOR 1 Month + 5.50%), 09/25/2029(c)		750	772,760
Series 2017-C03, Class 1M2 3.149% (LIBOR 1 Month + 3.00%), 10/25/2029(c)		673	677,855
Series 2017-C04, Class 2M2 2.999% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		278	277,464

30 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C06, Class 2B1 4.599% (LIBOR 1 Month + 4.45%), 02/25/2030(c)	U.S.$	750	$737,932
Series 2017-C07, Class 1B1 4.149% (LIBOR 1 Month + 4.00%), 05/25/2030(c)		305	286,688
Series 2017-C07, Class 2B1 4.599% (LIBOR 1 Month + 4.45%), 05/25/2030(c)		750	728,428
Home Re Ltd. Series 2018-1, Class B1 4.149% (LIBOR 1 Month + 4.00%), 10/25/2028(c)(d)		500	443,355
Series 2020-1, Class M1B 3.394% (LIBOR 1 Month + 3.25%), 10/25/2030(a)(c)		510	510,005
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.399% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(d)		50	46,167
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.049% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(c)		900	814,826
Oaktown Re V Ltd. Series 2020-2A, Class M1B 3.743% (LIBOR 1 Month + 3.60%), 10/25/2030(a)(c)		934	933,044
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.152% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(d)		399	355,844
Series 2019-2R, Class A 2.902% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(d)		477	428,057
Series 2019-3R, Class A 2.852% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(d)		388	347,530
Series 2020-1R, Class A 2.502% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(d)		624	558,640
Radnor Re Ltd. Series 2018-1, Class B1 3.949% (LIBOR 1 Month + 3.80%), 03/25/2028(c)(d)		500	452,659
Series 2019-1, Class M1B 2.099% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		635	635,061

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2, Class M1B 1.899% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)	U.S.$	351	$348,671
Series 2020-1, Class M1A 1.099% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		900	896,692
Series 2020-1, Class M2A 2.149% (LIBOR 1 Month + 2.00%), 02/25/2030(a)(c)		850	762,200
Series 2020-2, Class M1C 4.746% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(c)		376	376,915
Traingle Re Ltd. Series 2020-1, Class M1B 4.047% (LIBOR 1 Month + 3.90%), 10/25/2030(a)(c)		1,075	1,073,980
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.399% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(d)		285	277,964
Series 2015-WF1, Class 2M2 5.649% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(d)		82	80,881

			53,067,614

Agency Floating Rate – 1.0%
Federal Home Loan Mortgage Corp. REMICs Series 4981, Class HS 5.952% (6.10% – LIBOR 1 Month), 06/25/2050(c)(e)		4,321	794,489
Federal Home Loan Mortgage Corp. REMICs Series 4719, Class JS 6.002% (6.15% – LIBOR 1 Month), 09/15/2047(c)(e)		1,392	236,109
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.391% (6.54% – LIBOR 1 Month), 12/25/2041(c)(e)		743	175,111
Series 2015-90, Class SL 6.001% (6.15% – LIBOR 1 Month), 12/25/2045(c)(e)		1,472	349,964
Series 2016-77, Class DS 5.851% (6.00% – LIBOR 1 Month), 10/25/2046(c)(e)		1,308	262,651
Series 2017-16, Class SG 5.901% (6.05% – LIBOR 1 Month), 03/25/2047(c)(e)		1,477	297,772

32 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-26, Class TS 5.801% (5.95% – LIBOR 1 Month), 04/25/2047(c)(e)	U.S.$	1,455	$330,438
Series 2017-62, Class AS 6.001% (6.15% – LIBOR 1 Month), 08/25/2047(c)(e)		1,476	275,597
Series 2017-81, Class SA 6.051% (6.20% – LIBOR 1 Month), 10/25/2047(c)(e)		1,544	344,398
Series 2017-97, Class LS 6.051% (6.20% – LIBOR 1 Month), 12/25/2047(c)(e)		1,388	360,304
Government National Mortgage Association Series 2017-65, Class ST 5.999% (6.15% – LIBOR 1 Month), 04/20/2047(c)(e)		1,421	301,537

			3,728,370

Agency Fixed Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4976, Class MI 4.50%, 05/25/2050(f)		3,053	493,446
Series 5015, Class BI 4.00%, 09/25/2050(f)		2,295	373,626
Series 5018, Class EI 4.00%, 10/25/2050(f)		1,954	277,145
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.688%, 05/28/2035		65	61,194
Federal National Mortgage Association REMICs Series 2016-31, Class IO 5.00%, 06/25/2046(f)		4,319	722,391

			1,927,802

Non-Agency Fixed Rate – 0.4%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 08/25/2036		246	197,165
Series 2006-28CB, Class A14 6.25%, 10/25/2036		181	134,128
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		123	110,293
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		60	40,623

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036	U.S.$	210	$145,910
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.635%, 07/25/2036		539	453,818
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 03/25/2032		452	257,751

			1,339,688

Non-Agency Floating Rate – 0.2%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.249% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		182	181,784
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.339% (LIBOR 1 Month + 0.19%), 12/25/2036(c)		543	279,700
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.399% (LIBOR 1 Month + 0.25%), 03/25/2035(c)		136	120,617
Impac Secured Assets Corp. Series 2005-2, Class A2D 0.579% (LIBOR 1 Month + 0.43%), 03/25/2036(c)		246	215,531
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 0.489% (LIBOR 1 Month + 0.34%), 03/25/2037(c)		573	49,947

			847,579

Total Collateralized Mortgage Obligations (cost $64,661,803)			60,911,053

COMMERCIAL MORTGAGE-BACKED SECURITIES – 15.6%
Non-Agency Fixed Rate CMBS – 12.3%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		960	849,037
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		860	945,294

34 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058	U.S.$	735	$790,989
Series 2016-C4, Class AM 3.691%, 05/10/2058		375	407,379
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		1,305	1,370,905
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		500	521,130
Series 2013-GC17, Class D 5.109%, 11/10/2046(a)		565	469,469
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,223	1,314,496
Series 2015-GC35, Class A4 3.818%, 11/10/2048		340	377,848
Series 2016-GC36, Class A5 3.616%, 02/10/2049		425	469,490
Series 2018-B2, Class A4 4.009%, 03/10/2051		1,050	1,211,338
COMM Mortgage Trust Series 2013-LC6, Class B 3.739%, 01/10/2046		1,580	1,620,800
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		187	185,238
Series 2014-LC17, Class B 4.49%, 10/10/2047		800	858,158
Series 2014-UBS6, Class AM 4.048%, 12/10/2047		375	408,388
Series 2015-3BP, Class A 3.178%, 02/10/2035(a)		170	181,127
Series 2015-CR24, Class A5 3.696%, 08/10/2048		430	476,398
Series 2015-CR25, Class A4 3.759%, 08/10/2048		1,045	1,161,027
Series 2015-DC1, Class A5 3.35%, 02/10/2048		765	826,394
Series 2015-PC1, Class A5 3.902%, 07/10/2050		685	756,976
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		332	363,790
Series 2015-C3, Class A4 3.718%, 08/15/2048		573	627,605

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C4, Class A4 3.808%, 11/15/2048	U.S.$	1,450	$1,606,240
DBUBS Mortgage Trust Series 2011-LC1A, Class C 5.594%, 11/10/2046(a)		730	729,899
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.388%, 08/10/2044(a)		1,750	1,422,194
Series 2012-GC6, Class B 5.651%, 01/10/2045(a)		600	612,775
Series 2012-GCJ9, Class AS 3.124%, 11/10/2045		762	786,392
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		766	757,769
Series 2014-GC22, Class A5 3.862%, 06/10/2047		658	715,286
Series 2018-GS9, Class A4 3.992%, 03/10/2051		1,125	1,296,007
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.424%, 08/15/2046(a)		127	101,796
Series 2012-C6, Class D 5.152%, 05/15/2045		690	589,838
Series 2012-C6, Class E 5.152%, 05/15/2045(a)		389	213,766
Series 2012-C8, Class AS 3.424%, 10/15/2045(a)		850	875,137
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 08/15/2047		735	800,210
Series 2014-C24, Class C 4.407%, 11/15/2047		890	820,451
Series 2015-C30, Class A5 3.822%, 07/15/2048		425	471,091
Series 2015-C31, Class A3 3.801%, 08/15/2048		1,009	1,118,804
Series 2015-C31, Class B 4.62%, 08/15/2048		948	1,035,103
Series 2015-C33, Class A4 3.77%, 12/15/2048		1,050	1,174,099
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.058%, 09/15/2050(f)		4,693	238,484
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		131	75,596

36 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	U.S.$	548	$558,025
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 06/15/2047		730	792,872
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.516%, 09/15/2047(a)		100	100,101
Series 2016-UB12, Class A4 3.596%, 12/15/2049		660	732,367
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B 3.933%, 10/10/2048		540	551,896
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 05/15/2051		750	871,592
Series 2018-C8, Class A4 3.983%, 02/15/2051		720	828,433
Series 2018-C9, Class A4 4.117%, 03/15/2051		1,300	1,491,010
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		1,098	1,135,814
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 02/15/2048		1,040	1,131,688
Series 2015-SG1, Class A4 3.789%, 09/15/2048		723	789,437
Series 2015-SG1, Class C 4.463%, 09/15/2048		516	485,569
Series 2016-C35, Class XA 1.932%, 07/15/2048(f)		3,775	308,193
Series 2016-LC24, Class XA 1.668%, 10/15/2049(f)		8,814	640,246
Series 2016-LC25, Class C 4.417%, 12/15/2059		545	524,730
Series 2016-NXS6, Class C 4.315%, 11/15/2049		600	577,699
Series 2018-C43, Class A4 4.012%, 03/15/2051		900	1,035,438
Series 2018-C48, Class A5 4.302%, 01/15/2052		89	104,738
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class B 3.714%, 03/15/2045		480	496,545

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-C11, Class XA 1.175%, 03/15/2045(a)(f)	U.S.$	7,382	$159,768
Series 2014-C24, Class AS 3.931%, 11/15/2047		945	966,355

			45,916,729

Non-Agency Floating Rate CMBS – 3.3%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.048% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(c)		568	536,118
Series 2018-KEYS, Class A 1.148% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		1,000	942,696
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 1.098% (LIBOR 1 Month + 0.95%), 06/15/2035(a)(c)		750	711,940
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.148% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		1,330	1,256,827
BBCMS Mortgage Trust Series 2020-BID, Class A 2.285% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		627	625,519
BHMS Series 2018-ATLS, Class A 1.398% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		547	521,805
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.968% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(c)		700	662,362
BX Trust Series 2018-EXCL, Class A 1.236% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		780	710,659
CLNY Trust Series 2019-IKPR, Class D 2.173% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		540	489,267
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.177% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		541	525,735

38 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Great Wolf Trust Series 2019-WOLF, Class A 1.182% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)	U.S.$	1,019	$974,278
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.348% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		725	708,343
Series 2019-SMP, Class A 1.298% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		700	678,994
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 1.996% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(c)		1,000	915,080
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.098% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(d)		173	138,765
Series 2019-BPR, Class C 3.198% (LIBOR 1 Month + 3.05%), 05/15/2036(a)(c)		520	450,859
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.932% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(c)		540	534,320
Series 2019-MILE, Class A 1.648% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)		379	375,298
Starwood Retail Property Trust Series 2014-STAR, Class A 1.618% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		1,045	773,725

			12,532,590

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.00%, 07/16/2046(f)		743	7

Total Commercial Mortgage-Backed Securities (cost $58,033,164)			58,449,326

MORTGAGE PASS-THROUGHS – 12.9%
Agency Fixed Rate 30-Year – 11.9%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049		970	1,046,158

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020 3.50%, 01/01/2050	U.S.$	1,176	$1,287,061
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		138	159,835
Series 2007 5.50%, 07/01/2035		20	22,933
Series 2016 4.00%, 02/01/2046		956	1,060,330
Series 2017 4.00%, 07/01/2044		724	802,637
Series 2018 4.00%, 08/01/2048-12/01/2048		1,790	1,942,648
4.50%, 03/01/2048-11/01/2048		2,249	2,473,111
5.00%, 11/01/2048		442	494,772
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033-07/01/2033		130	149,101
Series 2004 5.50%, 04/01/2034-01/01/2035		438	507,943
Series 2005 5.50%, 02/01/2035		54	62,336
Series 2007 5.50%, 08/01/2037		257	296,659
Series 2010 4.00%, 12/01/2040		439	487,241
Series 2012 3.50%, 02/01/2042-01/01/2043		3,134	3,457,684
Series 2013 3.50%, 04/01/2043		1,487	1,642,134
4.00%, 10/01/2043		997	1,104,848
Series 2016 3.50%, 01/01/2047		945	1,008,500
Series 2018 4.00%, 08/01/2048-12/01/2048		2,197	2,384,160
4.50%, 09/01/2048		2,375	2,609,832
Series 2019 3.50%, 08/01/2049-11/01/2049		2,825	3,042,885
4.00%, 06/01/2049		1,405	1,538,078
Series 2020 3.50%, 01/01/2050		1,175	1,277,624
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-05/20/2046		649	681,565
Uniform Mortgage-Backed Security Series 2020 1.50%, 11/01/2050, TBA		5,590	5,627,558

40 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.00%, 11/01/2050, TBA	U.S.$	3,645	$3,759,191
2.50%, 11/01/2050, TBA		5,360	5,585,287

			44,512,111

Agency Fixed Rate 15-Year – 1.0%
Federal Home Loan Mortgage Corp. Series 2016 2.50%, 08/01/2031-11/01/2031		1,191	1,241,807
Federal National Mortgage Association Series 2016 2.50%, 12/01/2031-01/01/2032		1,410	1,471,019
Series 2017 2.50%, 02/01/2032		804	838,658

			3,551,484

Other Agency Fixed Rate Programs – 0.0%
Federal Home Loan Mortgage Corp. Series 2012 2.50%, 05/01/2022		32	32,909

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 4.095% (LIBOR 12 Month + 2.00%), 01/01/2037(c)		18	19,007

Total Mortgage Pass-Throughs (cost $46,511,907)			48,115,511

GOVERNMENTS – TREASURIES – 10.7%
Malaysia – 0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	3,708	919,366

United States – 10.5%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	2,825	2,568,102
2.25%, 08/15/2046		1,378	1,577,379
2.875%, 08/15/2045-11/15/2046		1,556	1,989,716
3.00%, 05/15/2045		80	104,025
3.125%, 08/15/2044(g)		7,419	9,817,027
4.375%, 11/15/2039		1,210	1,841,469
U.S. Treasury Notes 0.125%, 08/31/2022		14,969	14,959,644
1.75%, 12/31/2024(g)		2,098	2,223,552
2.00%, 12/31/2021		1,698	1,734,613
2.25%, 04/30/2021(g)		2,420	2,445,031

			39,260,558

Total Governments – Treasuries (cost $36,888,091)			40,179,924

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 4.3%
Autos - Fixed Rate – 2.7%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)	U.S.$	418	$421,550
Series 2018-1A, Class A 3.70%, 09/20/2024(a)		920	966,986
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		755	807,949
CPS Auto Trust Series 2017-A, Class E 7.07%, 04/15/2024(a)		550	569,632
Exeter Automobile Receivables Trust Series 2016-3A, Class D 6.40%, 07/17/2023(a)		350	358,761
Series 2017-1A, Class D 6.20%, 11/15/2023(a)		525	540,968
Series 2017-3A, Class C 3.68%, 07/17/2023(a)		385	392,961
First Investors Auto Owner Trust Series 2018-1A, Class E 5.35%, 07/15/2024(a)		1,000	1,052,478
Series 2020-1A, Class A 1.49%, 01/15/2025(a)		386	389,391
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(a)		350	359,831
Series 2016-4, Class E 6.44%, 01/16/2024(a)		565	580,906
Series 2018-3, Class B 3.59%, 12/16/2024(a)		675	688,964
Series 2019-3, Class E 3.84%, 12/15/2026(a)		960	967,765
Series 2020-1, Class E 3.52%, 06/15/2027(a)		1,000	985,576
Hertz Vehicle Financing II LP Series 2015-3A, Class A 2.67%, 09/25/2021(a)		54	54,269
Series 2017-1A, Class A 2.96%, 10/25/2021(a)		295	295,036
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		211	211,325
Series 2019-2A, Class A 3.42%, 05/25/2025(a)		155	155,845
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		321	322,197

			10,122,390

42 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.9%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)	U.S.$	467	$468,000
Marlette Funding Trust Series 2017-1A, Class C 6.658%, 03/15/2024(a)		189	189,331
Series 2018-4A, Class A 3.71%, 12/15/2028(a)		57	57,335
Series 2019-3A, Class A 2.69%, 09/17/2029(a)		240	241,456
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		845	851,018
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)		79	79,732
SoFi Consumer Loan Program LLC Series 2017-1, Class A 3.28%, 01/26/2026(a)		1	1,249
Series 2017-2, Class A 3.28%, 02/25/2026(a)		14	13,992
Series 2017-3, Class A 2.77%, 05/25/2026(a)		32	32,327
Series 2017-4, Class B 3.59%, 05/26/2026(a)		870	888,950
Series 2017-6, Class A2 2.82%, 11/25/2026(a)		163	163,810
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)		148	149,737
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)		417	417,205

			3,554,142

Credit Cards - Fixed Rate – 0.7%
World Financial Network Credit Card Master Trust
Series 2018-B, Class A 3.46%, 07/15/2025		330	338,315
Series 2018-B, Class M 3.81%, 07/15/2025		825	833,852
Series 2019-A, Class M 3.61%, 12/15/2025		780	800,586
Series 2019-B, Class M 3.04%, 04/15/2026		600	618,575

			2,591,328

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.274% (LIBOR 1 Month + 1.13%), 12/25/2032(c)	U.S.$	19	$18,736

Total Asset-Backed Securities (cost $16,010,715)			16,286,596

INFLATION-LINKED SECURITIES – 2.7%
Canada – 0.2%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	712	651,095

Japan – 0.9%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	377,850	3,592,096

United States – 1.6%
U.S. Treasury Inflation Index 0.125%, 07/15/2026 (TIPS)	U.S.$	1,054	1,133,715
0.375%, 07/15/2025 (TIPS)		4,518	4,865,246

			5,998,961

Total Inflation-Linked Securities (cost $9,759,492)			10,242,152

CORPORATES – NON-INVESTMENT GRADE – 2.7%
Industrial – 1.7%
Basic – 0.2%
Ingevity Corp. 3.875%, 11/01/2028(a)		453	460,108
Sealed Air Corp. 4.00%, 12/01/2027(a)		379	396,612

			856,720

Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 03/15/2026(a)		362	377,497

Communications - Media – 0.1%
Cable One, Inc. 4.00%, 11/15/2030(a)		326	330,913
CSC Holdings LLC 6.75%, 11/15/2021		120	125,485

			456,398

44 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	130	$151,930
Ford Motor Credit Co. LLC 4.063%, 11/01/2024	U.S.$	360	361,980

			513,910

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 11.50%, 04/01/2023(a)		401	441,341
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(a)		364	397,044
11.50%, 06/01/2025(a)		655	749,267

			1,587,652

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		685	681,068

Consumer Non-Cyclical – 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)		671	681,736
Spectrum Brands, Inc. 5.75%, 07/15/2025		512	527,145

			1,208,881

Energy – 0.2%
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/2023		459	461,038
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		225	169,508

			630,546

			6,312,672

Financial Institutions – 1.0%
Banking – 0.7%
Credit Suisse Group AG 7.50%, 07/17/2023(a)(b)		1,020	1,078,109
Discover Financial Services Series D 6.125%, 06/23/2025(b)		1,087	1,163,873
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		288	303,944

			2,545,926

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.3%
Navient Corp. 6.625%, 07/26/2021	U.S.$	440	$448,761
7.25%, 01/25/2022		99	102,133
SLM Corp. 4.20%, 10/29/2025		587	595,517

			1,146,411

			3,692,337

Total Corporates – Non-Investment Grade (cost $9,664,119)			10,005,009

COLLATERALIZED LOAN OBLIGATIONS – 1.2%
CLO - Floating Rate – 1.2%
Dryden CLO Ltd. Series 2020-77A, Class A 2.374% (LIBOR 3 Month + 2.00%), 05/20/2031(a) (c)		440	441,393
Elevation CLO Ltd. Series 2020-11A, Class D1 4.087% (LIBOR 3 Month + 3.85%), 04/15/2033(a) (c)		1,000	939,587
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.118% (LIBOR 3 Month + 1.90%), 04/20/2031(a) (c)		630	631,696
Magnetite XXVI Ltd. Series 2020-26A, Class A 1.987% (LIBOR 3 Month + 1.75%), 07/15/2030(a) (c)		808	809,517
OCP CLO Ltd. Series 2020-18A, Class A 2.018% (LIBOR 3 Month + 1.80%), 04/20/2030(a) (c)		632	633,430
SCFF I Ltd. Series 2020-1A, Class A2A 3.487% (LIBOR 3 Month + 3.25%), 04/15/2031(a) (c)		750	754,275
Voya CLO Ltd. Series 2019-1A, Class DR 3.087% (LIBOR 3 Month + 2.85%), 04/15/2031(a) (c)		210	182,775

Total Collateralized Loan Obligations (cost $4,458,635)			4,392,673

46 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 1.1%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	375	$384,750

Israel – 0.1%
Israel Government International Bond 3.875%, 07/03/2050		430	498,531

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025		493	538,510

Qatar – 0.1%
Qatar Government International Bond 3.40%, 04/16/2025(a)		252	276,806

Saudi Arabia – 0.2%
Saudi Government International Bond 2.90%, 10/22/2025(a)		692	738,710

United Arab Emirates – 0.4%
Abu Dhabi Government International Bond 1.70%, 03/02/2031(a)		521	511,882
2.50%, 04/16/2025(a)		396	419,364
3.875%, 04/16/2050(a)		356	422,528

			1,353,774

Uruguay – 0.1%
Uruguay Government International Bond 4.375%, 01/23/2031		156	188,779

Total Governments – Sovereign Bonds (cost $3,669,682)			3,979,860

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Chile – 0.3%
Corp. Nacional del Cobre de Chile 3.15%, 01/14/2030(a)		565	600,842
3.75%, 01/15/2031(a)		201	222,105
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		200	217,600

			1,040,547

Indonesia – 0.3%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		407	442,104

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pertamina Persero PT 6.45%, 05/30/2044(a)	U.S.$	570	$739,934

			1,182,038

Malaysia – 0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)		332	414,225

Mexico – 0.1%
Petroleos Mexicanos 6.75%, 09/21/2047		392	303,604
6.84%, 01/23/2030		143	127,855

			431,459

Peru – 0.2%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)		808	820,928

Total Quasi-Sovereigns (cost $3,655,661)			3,889,197

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 1.0%
United States – 1.0%
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023		435	439,933
State Board of Administration Finance Corp. Series 2020A 1.705%, 07/01/2027		695	697,801
State of California 5.70%, 11/01/2021		545	574,686
Series 2010 7.625%, 03/01/2040		970	1,652,996
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035		500	499,605

Total Local Governments – US Municipal Bonds (cost $3,582,021)			3,865,021

EMERGING MARKETS – TREASURIES – 0.9%
South Africa – 0.9%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $2,930,111)	ZAR	60,009	3,391,186

48 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.6%
Industrial – 0.6%
Basic – 0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)	U.S.$	390	$361,331

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		540	511,323
6.95%, 01/17/2028(a)		219	218,881
Odebrecht Finance Ltd. 5.25%, 06/27/2029(a)(h)(i)		341	11,935
7.125%, 06/26/2042(a)(h)(i)		394	13,790

			755,929

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		417	413,742

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(a)		349	352,817
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(i)(j)		660	5,789

			358,606

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)		315	329,569

			2,219,177

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(d)		60	60,836

Total Emerging Markets – Corporate Bonds (cost $3,129,319)			2,280,013

EMERGING MARKETS – SOVEREIGNS – 0.4%
Brazil – 0.1%
Brazilian Government International Bond 2.875%, 06/06/2025		496	501,611

Dominican Republic – 0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		763	777,545

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Egypt – 0.1%
Egypt Government International Bond 6.125%, 01/31/2022(a)	U.S.$	235	$241,462

Total Emerging Markets – Sovereigns (cost $1,491,358)			1,520,618

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(k)(l)(m) (cost $626,000)		626	651,284

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 4.2%
U.S. Treasury Bills – 3.1%
U.S. Treasury Bill Zero Coupon, 11/10/2020 (cost $11,484,759)	U.S.$	11,485	11,484,834

		Shares
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.03%(n)(o)(p) (cost $3,611,550)		3,611,550	3,611,550

		Principal Amount (000)
Short-Term Municipal Notes – 0.1%
New York – 0.1%
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2020B 5.00%, 03/31/2021 (cost $188,388)	U.S.$	185	188,656

Total Short-Term Investments (cost $15,284,697)			15,285,040

Total Investments – 103.8% (cost $380,115,090)			388,012,108
Other assets less liabilities – (3.8)%			(14,343,326)

Net Assets – 100.0%			$373,668,782

50 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bund Futures	21	December 2020	$4,308,215	$49,381
U.S. 10 Yr Ultra Futures	168	December 2020	26,423,250	(331,139)
U.S. T-Note 2 Yr (CBT) Futures	837	December 2020	184,846,219	(59,599)
U.S. T-Note 10 Yr (CBT) Futures	9	December 2020	1,243,969	(10,309)
U.S. Ultra Bond (CBT) Futures	105	December 2020	22,575,000	(888,234)

Sold Contracts
10 Yr Canadian Bond Futures	20	December 2020	2,267,357	13,028
Japan 10 Yr Bond (OSE) Futures	3	December 2020	4,352,071	(3,314)
U.S. T-Note 5 Yr (CBT) Futures	23	December 2020	2,888,836	4,088

				$(1,226,098)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	ZAR	107,389	USD	6,422	11/27/2020	$(158,251)
BNP Paribas SA	CAD	11,436	USD	8,609	12/10/2020	24,126
Citibank, NA	USD	575	GBP	445	11/19/2020	1,105
Citibank, NA	USD	532	ZAR	9,001	11/27/2020	19,125
Citibank, NA	USD	3,815	JPY	402,790	12/11/2020	34,099
Citibank, NA	CNY	51,476	USD	7,659	12/17/2020	164
Citibank, NA	NZD	11,359	USD	7,530	12/22/2020	18,973
Goldman Sachs Bank USA	KRW	3,314,587	USD	2,802	11/16/2020	(112,573)
Goldman Sachs Bank USA	USD	2,783	CNY	19,408	11/16/2020	110,642
Goldman Sachs Bank USA	USD	1,051	ZAR	17,589	11/27/2020	27,283
Goldman Sachs Bank USA	USD	7,327	AUD	10,396	01/12/2021	(17,016)
HSBC Bank USA	USD	7,539	KRW	8,767,507	11/10/2020	169,972
HSBC Bank USA	USD	1,304	ZAR	21,632	11/27/2020	21,992
JPMorgan Chase Bank, NA	USD	13,145	EUR	11,179	12/18/2020	(111,410)
Morgan Stanley & Co., Inc.	AUD	21,264	USD	15,179	01/12/2021	227,558
Morgan Stanley & Co., Inc.	MYR	4,032	USD	968	03/25/2021	3,351
Standard Chartered Bank	KRW	5,515,849	USD	4,665	11/16/2020	(185,425)
Standard Chartered Bank	USD	4,636	CNY	32,269	11/16/2020	174,841
State Street Bank & Trust Co.	GBP	445	USD	574	11/19/2020	(2,546)
State Street Bank & Trust Co.	USD	459	ZAR	7,610	11/27/2020	7,556
State Street Bank & Trust Co.	EUR	235	USD	278	12/18/2020	3,920
State Street Bank & Trust Co.	USD	996	EUR	841	12/18/2020	(15,888)
State Street Bank & Trust Co.	USD	124	AUD	174	01/12/2021	(1,688)
State Street Bank & Trust Co.	USD	5	SEK	42	01/15/2021	(48)

						$239,862

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
iShares 7-10 Year Treasury Bond ETF(q)	Citibank, NA	247,200	USD	121.00	November 2020	USD	29,911	$223,716	$ (106,333)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)		Premiums Received	Market Value
Put
CDX-NAHY Series 34, 5 Year Index RTP	Bank of America, NA	Sell	103.00%	December 2020	USD	18,800	$419,616	$(385,564)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00%	Quarterly	3.70%	USD	3,070	$165,771	$(297,552)	$463,323
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.96	USD	1,335	64,575	69,415	(4,840)

						$230,346	$(228,137)	$458,483

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	27,650	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$237,706	$78	$237,628
SEK	121,200	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	(85,923)	—	(85,923)

52 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	42,660	08/10/2025	3 Month CDOR	0.698%	Semi-Annual/ Semi-Annual	$(92,046)	$—	$(92,046)
USD	2,000	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(180,248)	—	(180,248)

						$(120,511)	$78	$(120,589)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	9.62%	USD	461	$119,346	$93,797	$25,549
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	463	119,863	94,131	25,732
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	3,486	902,467	713,922	188,545
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	1,743	451,379	350,353	101,026
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	697	180,500	138,840	41,660
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	692	179,031	142,616	36,415
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	433	112,096	75,932	36,164
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	368	95,207	75,060	20,147
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	462	119,604	95,346	24,258
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	231	59,802	45,314	14,488

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	252	$(81,547)	$(28,279)	$(53,268)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	362	(117,143)	(40,623)	(76,520)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	504	(163,094)	(55,309)	(107,785)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	723	(233,962)	(79,342)	(154,620)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	504	(163,094)	(54,223)	(108,871)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	857	(277,325)	(90,045)	(187,280)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	540	(174,744)	(57,027)	(117,717)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	200	(64,720)	(21,094)	(43,626)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	180	(58,248)	(22,386)	(35,862)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	153	(49,511)	(19,028)	(30,483)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	252	(81,547)	(31,341)	(50,206)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	178	(57,601)	(22,867)	(34,734)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	351	(113,613)	(41,490)	(72,123)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	105	(33,986)	(12,411)	(21,575)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	107	(34,616)	(10,668)	(23,948)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	201	(65,027)	(26,130)	(38,897)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00%	USD	85	(27,499)	(11,313)	(16,186)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	297	(96,085)	(44,693)	(51,392)

54 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	41	$(13,264)	$(6,473)	$(6,791)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	269	(87,026)	(39,297)	(47,729)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	36	(11,650)	(4,545)	(7,105)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	509	(164,670)	(32,277)	(132,393)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	155	(50,145)	(10,505)	(39,640)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,882	(608,798)	(75,418)	(533,380)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	291	(94,143)	(42,317)	(51,826)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	850	(106,090)	(16,299)	(89,791)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	745	(241,020)	(51,181)	(189,839)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	46	(14,882)	(2,588)	(12,294)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	131	(42,381)	(10,562)	(31,819)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	52	(16,823)	(5,975)	(10,848)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	322	(104,172)	(39,773)	(64,399)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	4	(1,295)	(449)	(846)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	181	(58,556)	(20,286)	(38,270)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	530	(171,463)	(55,968)	(115,495)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	90	(29,124)	(11,314)	(17,810)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	760	$(245,873)	$(59,308)	$(186,565)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	219	(70,850)	(14,232)	(56,618)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	311	(100,614)	(26,343)	(74,271)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	26	(8,411)	(2,284)	(6,127)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	52	(16,823)	(4,653)	(12,170)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	52	(16,823)	(5,035)	(11,788)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	104	(33,645)	(11,005)	(22,640)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	260	(84,114)	(34,685)	(49,429)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	574	(185,698)	(74,596)	(111,102)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	356	(115,172)	(37,179)	(77,993)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	325	(105,143)	(48,971)	(56,172)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	224	(72,468)	(35,888)	(36,580)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	313	(101,261)	(50,868)	(50,393)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	20	(6,471)	(2,978)	(3,493)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	61	(19,734)	(7,630)	(12,104)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	374	(120,995)	(44,959)	(76,036)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	130	(42,058)	(15,766)	(26,292)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	131	(42,380)	(12,493)	(29,887)

56 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	30	$(9,706)	$(2,869)	$(6,837)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	32	(10,353)	(3,061)	(7,292)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	800	(258,813)	(115,892)	(142,921)

						$(3,036,974)	$121,120	$(3,158,094)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Barclays Bank PLC iBoxx $ Liquid High Yield Index	3 Month LIBOR	Maturity	USD	13,350	12/20/2020	$(246,522)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $120,303,552 or 32.2% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2020.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.18% of net assets as of October 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Federal Home Loan Mortgage Corp. Series 2019-DNA1, Class B2 10.899%, 01/25/2049	02/11/2000	$1,033,171	$700,909	0.19%
Federal Home Loan Mortgage Corp. Series 2019-FTR3, Class B2 4.948%, 09/25/2047	10/07/2000	733,330	525,078	0.14%

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Home Re Ltd. Series 2018-1, Class B1 4.149%, 10/25/2028	12/12/2019	$516,486	$443,355	0.12%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.399%, 11/25/2024	11/06/2015	49,270	46,167	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.098%, 11/15/2026	11/16/2015	172,236	138,765	0.04%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.152%, 03/27/2024	03/21/2019	398,712	355,844	0.10%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.902%, 05/27/2023	06/07/2019	477,464	428,057	0.11%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.852%, 10/27/2022	10/11/2019	388,085	347,530	0.09%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.502%, 02/27/2023	02/11/2000	624,119	558,640	0.15%
Radnor Re Ltd. Series 2018-1, Class B1 3.949%, 03/25/2028	01/10/2000	517,402	452,659	0.12%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	60,000	60,836	0.02%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	365,927	5,789	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.399%, 11/25/2025	09/28/2015	290,665	277,964	0.07%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.649%, 11/25/2025	09/28/2015	83,523	80,881	0.02%

(e)	Inverse interest only security.

(f)	IO – Interest Only.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	Defaulted.

58 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(i)	Non-income producing security.

(j)	Defaulted matured security.

(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$626,000	$651,284	0.17%

(l)	Fair valued by the Adviser.

(m)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

(q)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

OSE – Osaka Securities Exchange

REMICs – Real Estate Mortgage Investment Conduits

RTP – Right To Pay

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 59

STATEMENT OF ASSETS & LIABILITIES

October 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $376,503,540)	$384,400,558
Affiliated issuers (cost $3,611,550)	3,611,550
Cash collateral due from broker	3,957,920
Foreign currencies, at value (cost $52,055)	52,442
Receivable for investment securities sold	2,461,899
Market value on credit default swaps (net premiums paid $1,825,311)	2,339,295
Interest receivable	1,922,909
Unrealized appreciation on forward currency exchange contracts	844,707
Receivable for capital stock sold	431,711
Affiliated dividends receivable	148

Total assets	400,023,139

Liabilities
Swaptions written, at value (premiums received $419,616)	385,564
Options written, at value (premiums received $223,716)	106,333
Payable for investment securities purchased	18,398,620
Market value on credit default swaps (net premiums received $1,704,191)	5,376,269
Unrealized depreciation on forward currency exchange contracts	604,845
Payable for capital stock redeemed	359,027
Unrealized depreciation on total return swaps	246,522
Dividends payable	214,624
Payable for variation margin on futures	213,059
Advisory fee payable	100,884
Distribution fee payable	58,046
Administrative fee payable	26,336
Transfer Agent fee payable	20,487
Payable for variation margin on centrally cleared swaps	17,957
Directors’ fees payable	1,931
Accrued expenses and other liabilities	223,853

Total liabilities	26,354,357

Net Assets	$373,668,782

Composition of Net Assets
Capital stock, at par	$32,413
Additional paid-in capital	362,293,966
Distributable earnings	11,342,403

$373,668,782

See notes to financial statements.

60 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$224,484,863	19,474,995	$11.53	*

C	$10,127,865	880,529	$11.50

Advisor	$122,107,923	10,588,528	$11.53

R	$1,802,323	156,395	$11.52

K	$6,579,522	570,311	$11.54

I	$2,742,737	237,555	$11.55

Z	$5,823,549	504,215	$11.55

*	The maximum offering price per share for Class A shares was $12.04 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 61

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income
Interest	$12,287,408
Dividends—Affiliated issuers	23,472
Other income	810	$12,311,690

Expenses
Advisory fee (see Note B)	1,654,114
Distribution fee—Class A	546,006
Distribution fee—Class B	78
Distribution fee—Class C	105,659
Distribution fee—Class R	12,759
Distribution fee—Class K	16,858
Transfer agency—Class A	270,065
Transfer agency—Class B	16
Transfer agency—Class C	13,353
Transfer agency—Advisor Class	145,830
Transfer agency—Class R	6,267
Transfer agency—Class K	13,486
Transfer agency—Class I	2,300
Transfer agency—Class Z	1,579
Custody and accounting	179,098
Audit and tax	109,673
Registration fees	105,263
Administrative	79,850
Printing	67,887
Legal	34,359
Directors’ fees	21,607
Miscellaneous	21,456

Total expenses	3,407,563
Less: expenses waived and reimbursed by the Adviser (see Note B)	(816,864)

Net expenses		2,590,699

Net investment income		9,720,991

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		11,298,950
Forward currency exchange contracts		(337,756)
Futures		4,555,186
Options written		223,082
Swaps		(3,000,704)
Swaptions written		116,202
Foreign currency transactions		(101,890)
Net change in unrealized appreciation/depreciation of:
Investments(b)		(3,625,095)
Forward currency exchange contracts		295,045
Futures		(1,160,253)
Options written		117,383
Swaps		(2,710,033)
Swaptions written		34,052
Foreign currency denominated assets and liabilities		20,243

Net gain on investment and foreign currency transactions		5,724,412

Net Increase in Net Assets from Operations		$15,445,403

(a)	Net of foreign capital gains taxes of $7,582.

(b)	Net of decrease in accrued foreign capital gains taxes of $5,303.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,720,991	$10,364,693
Net realized gain on investment and foreign currency transactions	12,753,070	3,530,308
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(7,028,658)	19,671,907
Contributions from Affiliates (see Note B)	– 0	–	3,028

Net increase in net assets from operations	15,445,403	33,569,936
Distributions to Shareholders
Class A	(6,405,787)	(7,511,236)
Class B	(201)	(12,399)
Class C	(231,596)	(292,422)
Advisor Class	(3,763,633)	(3,142,500)
Class R	(68,726)	(97,619)
Class K	(197,901)	(272,681)
Class I	(89,863)	(127,077)
Class Z	(250,502)	(273,970)
Capital Stock Transactions
Net increase	9,467,968	11,877,351

Total increase	13,905,162	33,717,383
Net Assets
Beginning of period	359,763,620	326,046,237

End of period	$373,668,782	$359,763,620

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2020

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Total Return Bond Portfolio (the “Fund”) (formerly AB Intermediate Bond Portfolio), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B Shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accord-

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ance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$104,567,645	$	– 0	–	$104,567,645
Collateralized Mortgage Obligations		– 0	–	60,911,053		– 0	–	60,911,053
Commercial Mortgage-Backed Securities		– 0	–	58,449,326		– 0	–	58,449,326

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Mortgage Pass-Throughs	$	– 0	–	$48,115,511		$	– 0	–	$48,115,511
Governments – Treasuries		– 0	–	40,179,924			– 0	–	40,179,924
Asset-Backed Securities		– 0	–	16,286,596			– 0	–	16,286,596
Inflation-Linked Securities		– 0	–	10,242,152			– 0	–	10,242,152
Corporates – Non-Investment Grade		– 0	–	10,005,009			– 0	–	10,005,009
Collateralized Loan Obligations		– 0	–	4,392,673			– 0	–	4,392,673
Governments – Sovereign Bonds		– 0	–	3,979,860			– 0	–	3,979,860
Quasi-Sovereigns		– 0	–	3,889,197			– 0	–	3,889,197
Local Governments – US Municipal Bonds		– 0	–	3,865,021			– 0	–	3,865,021
Emerging Markets – Treasuries		– 0	–	3,391,186			– 0	–	3,391,186
Emerging Markets – Corporate Bonds		– 0	–	2,280,013			– 0	–	2,280,013
Emerging Markets – Sovereigns		– 0	–	1,520,618			– 0	–	1,520,618
Common Stocks		– 0	–	– 0	–		651,284		651,284
Short-Term Investments:
U.S. Treasury Bills		– 0	–	11,484,834			– 0	–	11,484,834
Investment Companies		3,611,550		– 0	–		– 0	–	3,611,550
Short-Term Municipal Notes		– 0	–	188,656			– 0	–	188,656

Total Investments in Securities		3,611,550		383,749,274			651,284		388,012,108
Other Financial Instruments(a):
Assets:
Futures		66,497		– 0	–		– 0	–	66,497	(b)
Forward Currency Exchange Contracts		– 0	–	844,707			– 0	–	844,707
Centrally Cleared Credit Default Swaps		– 0	–	230,346			– 0	–	230,346	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	237,706			– 0	–	237,706	(b)
Credit Default Swaps		– 0	–	2,339,295			– 0	–	2,339,295
Liabilities:
Futures		(1,292,595)		– 0	–		– 0	–	(1,292,595	)(b)
Forward Currency Exchange Contracts		– 0	–	(604,845)			– 0	–	(604,845)
Call Options Written		– 0	–	(106,333)			– 0	–	(106,333)
Credit Default Swaptions Written		– 0	–	(385,564)			– 0	–	(385,564)

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Centrally Cleared Interest Rate Swaps	$	– 0	–	$(358,217)	$	– 0	–	$(358,217	)(b)
Credit Default Swaps		– 0	–	(5,376,269)		– 0	–	(5,376,269)
Total Return Swaps		– 0	–	(246,522)		– 0	–	(246,522)

Total		$2,385,452		$380,323,578		$651,284		$383,360,314	(c)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)

Amounts of $62,884 and $4,177,503 for Asset-Backed Securities and Collateralized Mortgage Obligations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion,

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NOTES TO FINANCIAL STATEMENTS (continued)

.40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding interest expense) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. This waiver extends through January 31, 2021 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2020, such reimbursements/waivers amounted to $813,217.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2020, the reimbursement for such services amounted to $79,850.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $181,654 for the year ended October 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,269 from the sale of Class A shares and received $731, $10 and $1,450 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as

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NOTES TO FINANCIAL STATEMENTS (continued)

an acquired fund fee and expense. For the year ended October 31, 2020, such waiver amounted to $3,647.

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$11,000	$200,508	$207,896	$3,612	$23

During the year ended October 31, 2019, the Adviser reimbursed the Fund $3,028 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,207,083, $146,581 and $64,704 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$157,673,134	$99,343,906
U.S. government securities	190,403,530	198,636,001

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$380,257,304

Gross unrealized appreciation	$21,977,597
Gross unrealized depreciation	(14,455,445)

Net unrealized appreciation	$7,522,152

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended October 31, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the

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exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2020, the Fund held written options for hedging and non-hedging purposes. During the year

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ended October 31, 2020, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a

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settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$66,497	*	Receivable/Payable for variation margin on futures	$1,292,595	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	463,323	*	Receivable/Payable for variation margin on centrally cleared swaps	4,840	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	237,628	*	Receivable/Payable for variation margin on centrally cleared swaps	358,217	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	844,707		Unrealized depreciation on forward currency exchange contracts	604,845

Credit contracts				Swaptions written, at value	385,564

Equity contracts				Options written, at value	106,333

Credit contracts	Market value on credit default swaps	2,339,295		Market value on credit default swaps	5,376,269

Credit contracts				Unrealized depreciation on total return swaps	246,522

Total		$3,951,450			$8,375,185

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$4,555,186	$(1,160,253)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(337,756)	295,045
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	223,082	117,383
Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	116,202	34,052
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	429,240	182,449
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,429,944)	(2,892,482)

Total		$1,556,010	$(3,423,806)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2020:

Futures:
Average notional amount of buy contracts	$159,282,005
Average notional amount of sale contracts	$10,102,415
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,784,832	(a)
Average principal amount of sale contracts	$23,134,456
Options Written:
Average notional amount	$24,870,340	(b)

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Swaptions Written:
Average notional amount	$31,232,667	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$50,635,795
Credit Default Swaps:
Average notional amount of buy contracts	$8,677,857	(d)
Average notional amount of sale contracts	$22,472,199
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$17,047,668	(e)
Average notional amount of sale contracts	$8,558,265	(e)
Total Return Swaps:
Average notional amount	$16,375,000	(f)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for three months during the year.

(d)	Positions were open for six months during the year.

(e)	Positions were open for nine months during the year.

(f)	Positions were open for four months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$24,126	$	– 0	–	$	– 0	–	$	– 0	–	$24,126
Citibank, NA/Citigroup Global Markets, Inc.	2,026,052		(2,026,052)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	250,021		(250,021)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	191,964		– 0	–		– 0	–		– 0	–	191,964
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	95,207		(95,207)			– 0	–		– 0	–	– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc.	$410,315	$(258,813)		$	– 0	–	$	– 0	–	$151,502
Standard Chartered Bank	174,841	(174,841)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	11,476	(11,476)			– 0	–		– 0	–	– 0	–

Total	$3,184,002	$(2,816,410)		$	– 0	–	$	– 0	–	$367,592	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$543,815	$ – 0	–	$	– 0	–		$(206,432)		$337,383
Barclays Bank PLC	246,522	– 0	–		– 0	–		– 0	–	246,522
Citibank, NA/Citigroup Global Markets, Inc.	2,111,635	(2,026,052)			(85,583)			– 0	–	– 0	–
Credit Suisse International	917,756	– 0	–		– 0	–		(753,019)		164,737
Deutsche Bank AG	756,682	– 0	–		(420,000)			(277,879)		58,803
Goldman Sachs Bank USA/Goldman Sachs International	1,322,079	(250,021)			– 0	–		(1,072,058)		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	356,636	(95,207)			– 0	–		(237,661)		23,768
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc.	258,813	(258,813)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	185,425	(174,841)			– 0	–		– 0	–	10,584
State Street Bank & Trust Co.	20,170	(11,476)			– 0	–		– 0	–	8,694

Total	$6,719,533	$(2,816,410)			$(505,583)			$(2,547,049)		$850,491	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2020, the Fund earned drop income of $23,569 which is included in interest income in the accompanying statement of operations.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Class A
Shares sold	1,888,650	1,757,218	$21,407,368	$19,196,029

Shares issued in reinvestment of dividends and distributions	438,046	524,378	4,969,924	5,781,216

Shares converted from Class B	35,898	11,654	403,846	128,277

Shares converted from Class C	182,964	161,067	2,082,073	1,793,569

Shares redeemed	(2,549,088)	(3,348,527)	(28,719,237)	(36,976,828)

Net increase (decrease)	(3,530)	(894,210)	$143,974	$(10,077,737)

Class B
Shares sold	2	3,175	$30	$34,706

Shares issued in reinvestment of dividends and distributions	– 0	–	1,076	– 0	–	11,835

Shares converted to Class A	(35,898)	(11,651)	(403,846)	(128,277)

Shares redeemed	(132)	(4,565)	(1,602)	(50,676)

Net decrease	(36,028)	(11,965)	$(405,418)	$(132,412)

Class C
Shares sold	432,800	233,063	$4,849,702	$2,560,907

Shares issued in reinvestment of dividends and distributions	14,549	18,800	164,668	206,427

Shares converted to Class A	(183,382)	(161,416)	(2,082,073)	(1,793,569)

Shares redeemed	(316,423)	(224,164)	(3,542,669)	(2,453,077)

Net decrease	(52,456)	(133,717)	$(610,372)	$(1,479,312)

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	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Advisor Class
Shares sold	5,154,674	5,806,792	$58,200,348	$63,820,451

Shares issued in reinvestment of dividends and distributions	155,888	165,044	1,769,237	1,825,673

Shares redeemed	(3,956,933)	(3,908,822)	(43,675,272)	(42,732,896)

Net increase	1,353,629	2,063,014	$16,294,313	$22,913,228

Class R
Shares sold	42,105	60,008	$468,652	$659,712

Shares issued in reinvestment of dividends and distributions	6,020	8,836	68,154	97,491

Shares redeemed	(182,460)	(42,410)	(1,990,251)	(471,877)

Net increase (decrease)	(134,335)	26,434	$(1,453,445)	$285,326

Class K
Shares sold	328,822	332,303	$3,745,267	$3,617,130

Shares issued in reinvestment of dividends and distributions	17,425	24,713	197,903	272,598

Shares redeemed	(431,270)	(439,474)	(4,696,457)	(4,827,553)

Net decrease	(85,023)	(82,458)	$(753,287)	$(937,825)

Class I
Shares sold	107,909	169,670	$1,239,855	$1,880,717

Shares issued in reinvestment of dividends and distributions	7,118	10,943	81,001	121,108

Shares redeemed	(238,893)	(90,545)	(2,743,592)	(1,008,280)

Net increase (decrease)	(123,866)	90,068	$(1,422,736)	$993,545

Class Z
Shares sold	342,251	372,346	$3,852,305	$4,155,412

Shares issued in reinvestment of dividends and distributions	22,034	24,733	250,023	273,479

Shares redeemed	(568,822)	(369,959)	(6,427,389)	(4,116,353)

Net increase (decrease)	(204,537)	27,120	$(2,325,061)	$312,538

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NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

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Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark

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NOTES TO FINANCIAL STATEMENTS (continued)

could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$10,898,767	$11,729,904
Net long-term capital gains…	109,442	– 0	–

Total taxable distributions paid	$11,008,209	$11,729,904

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$4,818,070	(a)
Other losses	(184,605	)(b)
Unrealized appreciation/(depreciation)	7,418,451	(c)

Total accumulated earnings/(deficit)	$12,051,916	(d)

(a)	During the fiscal year, the Fund utilized $3,757,123 of capital loss carry forwards to offset current year net realized gains.

(b)	As of October 31, 2020, the cumulative deferred loss on straddles was $184,605.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of swaps, the tax deferral of losses on wash sales, and the amortization on callable bonds.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.35		$ 10.65		$ 11.11		$ 11.23	$ 11.06

Income From Investment Operations

Net investment income(a)(b)	.29		.33		.25		.24 †	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		.74		(.44)		(.06)	.27

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.51		1.07		(.19)		.18	.53

Less: Dividends and Distributions

Dividends from net investment income	(.33)		(.37)		(.27)		(.23)	(.36)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.33)		(.37)		(.27)		(.30)	(.36)

Net asset value, end of period	$ 11.53		$ 11.35		$ 10.65		$ 11.11	$ 11.23

Total Return

Total investment return based on net asset value(d)	4.60%		10.23%		(1.75)%		1.68%†	4.93%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$224,484		$221,033		$216,950		$240,386	$245,683

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77%		.77%		.77%		.79%	.85%

Expenses, before waivers/reimbursements	.99%		1.04%		1.01%		1.03%	1.03%

Net investment income(b)	2.58%		2.98%		2.29%		2.16%†	2.35%

Portfolio turnover rate**	83%		74%		195%		209%	128%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.32		$ 10.63		$ 11.08		$ 11.21	$ 11.04

Income From Investment Operations

Net investment income(a)(b)	.21		.25		.17		.15 †	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		.73		(.43)		(.06)	.27

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.43		.98		(.26)		.09	.45

Less: Dividends and Distributions

Dividends from net investment income	(.25)		(.29)		(.19)		(.16)	(.28)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.25)		(.29)		(.19)		(.22)	(.28)

Net asset value, end of period	$ 11.50		$ 11.32		$ 10.63		$ 11.08	$ 11.21

Total Return

Total investment return based on net asset value(d)	3.83%		9.33%		(2.40)%		.83%†	4.16%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,128		$10,564		$11,334		$15,676	$41,886

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52%		1.52%		1.52%		1.55%	1.60%

Expenses, before waivers/reimbursements	1.75%		1.79%		1.76%		1.78%	1.78%

Net investment income(b)	1.84%		2.24%		1.54%		1.38%†	1.60%

Portfolio turnover rate**	83%		74%		195%		209%	128%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.35		$ 10.65		$ 11.11		$ 11.24	$ 11.06

Income From Investment Operations

Net investment income(a)(b)	.32		.35		.28		.27 †	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		.75		(.44)		(.07)	.28

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.54		1.10		(.16)		.20	.57

Less: Dividends and Distributions

Dividends from net investment income	(.36)		(.40)		(.30)		(.25)	(.39)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.36)		(.40)		(.30)		(.33)	(.39)

Net asset value, end of period	$ 11.53		$ 11.35		$ 10.65		$ 11.11	$ 11.24

Total Return

Total investment return based on net asset value(d)	4.86%		10.50%		(1.50)%		1.84%†	5.29%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$122,108		$104,850		$76,406		$67,357	$56,068

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.52%		.54%	.60%

Expenses, before waivers/reimbursements	.74%		.79%		.76%		.78%	.78%

Net investment income(b)	2.82%		3.21%		2.55%		2.41%†	2.60%

Portfolio turnover rate**	83%		74%		195%		209%	128%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.34		$ 10.65		$ 11.10		$ 11.23	$ 11.06

Income From Investment Operations

Net investment income(a)(b)	.26		.30		.23		.21 †	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		.74		(.44)		(.06)	.28

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.48		1.04		(.21)		.15	.51

Less: Dividends and Distributions

Dividends from net investment income	(.30)		(.35)		(.24)		(.21)	(.34)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.30)		(.35)		(.24)		(.28)	(.34)

Net asset value, end of period	$ 11.52		$ 11.34		$ 10.65		$ 11.10	$ 11.23

Total Return

Total investment return based on net asset value(d)	4.33%		9.86%		(1.90)%		1.34%†	4.67%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,802		$3,298		$2,814		$2,699	$3,023

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02%		1.02%		1.02%		1.04%	1.10%

Expenses, before waivers/reimbursements	1.37%		1.42%		1.35%		1.39%	1.38%

Net investment income(b)	2.34%		2.73%		2.07%		1.91%†	2.10%

Portfolio turnover rate**	83%		74%		195%		209%	128%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.36		$ 10.66		$ 11.11		$ 11.24	$ 11.07

Income From Investment Operations

Net investment income(a)(b)	.29		.33		.25		.24 †	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		.74		(.43)		(.07)	.27

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.51		1.07		(.18)		.17	.53

Less: Dividends and Distributions

Dividends from net investment income	(.33)		(.37)		(.27)		(.23)	(.36)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.33)		(.37)		(.27)		(.30)	(.36)

Net asset value, end of period	$ 11.54		$ 11.36		$ 10.66		$ 11.11	$ 11.24

Total Return

Total investment return based on net asset value(d)	4.59%		10.22%		(1.66)%		1.59%†	4.93%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,580		$7,444		$7,863		$5,876	$5,706

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77%		.77%		.77%		.79%	.85%

Expenses, before waivers/reimbursements	1.07%		1.10%		1.08%		1.09%	1.09%

Net investment income(b)	2.59%		2.98%		2.32%		2.15%†	2.34%

Portfolio turnover rate**	83%		74%		195%		209%	128%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.36		$ 10.66		$ 11.12		$ 11.24	$ 11.07

Income From Investment Operations

Net investment income(a)(b)	.32		.36		.28		.27 †	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23		.74		(.44)		(.06)	.28

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.55		1.10		(.16)		.21	.56

Less: Dividends and Distributions

Dividends from net investment income	(.36)		(.40)		(.30)		(.25)	(.39)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.36)		(.40)		(.30)		(.33)	(.39)

Net asset value, end of period	$ 11.55		$ 11.36		$ 10.66		$ 11.12	$ 11.24

Total Return

Total investment return based on net asset value(d)	4.93%		10.50%		(1.50)%		1.93%†	5.20%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,743		$4,107		$2,894		$2,729	$2,613

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.52%		.54%	.60%

Expenses, before waivers/reimbursements	.70%		.75%		.72%		.75%	.76%

Net investment income(b)	2.85%		3.22%		2.57%		2.41%†	2.56%

Portfolio turnover rate**	83%		74%		195%		209%	128%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of period	$ 11.37		$ 10.67		$ 11.13		$ 11.26	$ 11.08

Income From Investment Operations

Net investment income(a)(b)	.32		.36		.27		.27 †	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		.74		(.43)		(.07)	.29

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.54		1.10		(.16)		.20	.57

Less: Dividends

Dividends from net investment income	(.36)		(.40)		(.30)		(.25)	(.39)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total distributions	(.36)		(.40)		(.30)		(.33)	(.39)

Net asset value, end of period	$ 11.55		$ 11.37		$ 10.67		$ 11.13	$ 11.26

Total Return

Total investment return based on net asset value(d)	4.84%		10.48%		(1.49)%		1.84%†	5.28%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,824		$8,059		$7,274		$24,653	$18,134

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.52%		.54%	.60%

Expenses, before waivers/reimbursements	.64%		.68%		.64%		.66%	.66%

Net investment income(b)	2.82%		3.22%		2.48%		2.42%	2.52%

Portfolio turnover rate**	83%		74%		195%		209%	128%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of AB Total Return Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Total Return Bond Portfolio, formerly known as AB Intermediate Bond Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2020. For foreign shareholders, 85.48% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Douglas J. Peebles(2),^ Vice President Janaki Rao(2), Vice President Dimitri Silva(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Messrs. Canter, Keegan, Peebles, Rao and Silva are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 ntil January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016 and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Michael Canter 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Director of Securitized Assets and U.S. Multi-Sector Income.

Shawn E. Keegan 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Douglas J. Peebles^ 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Fixed Income.

Janaki Rao 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Dimitri Silva 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Total Return Bond Portfolio (formerly AB Intermediate Bond Portfolio) (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and

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noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB TOTAL RETURN BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TRB-0151-1020

OCT    10.31.20

ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 11, 2020

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy for the annual period ended October 31, 2020.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY

Class 1 Shares[1]	8.63%	3.04%

Class 2 Shares[1]	8.68%	3.14%

Class A Shares	8.49%	2.85%

Class C Shares	8.08%	2.16%

Advisor Class Shares[2]	8.72%	3.19%

Bloomberg Barclays 1-10 Year TIPS Index	3.81%	7.00%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2020.

All shares of the Fund underperformed the benchmark for the 12-month period, but outperformed for the six-month period, before sales charges. The Fund invests primarily in municipal bonds and uses tax-efficient hedges for inflation protection. Over both periods, the Fund’s lower-than-benchmark interest-rate risk detracted, relative to the benchmark, as rates fell. An overweight to tax-exempt bonds versus taxable bonds added to performance. An overweight to municipal credit detracted for the 12-month period but contributed for the six-month period. The use of consumer price index (“CPI”) swaps, a more tax-efficient way of achieving inflation protection, detracted from returns over the 12-month period and added over the six-month period.

2 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

The Fund utilized derivatives in the form of CPI swaps for hedging purposes, which added to absolute performance for the six-month period but detracted for the 12-month period. Interest rate swaps were utilized for hedging purposes, which detracted for the six-month period and had no material impact on performance for the 12-month period. Credit default swaps were utilized for investment purposes and had no material impact on performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite record volatility across most financial markets as the COVID-19 pandemic developed last spring, municipal performance was positive over both the six- and 12-month periods ended October 31, 2020. Following the onset of the virus, the US economy quickly contracted; however, according to the Federal Reserve Bank of New York, the US economy stopped contracting in early May and began a steady recovery through the rest of the summer. With respect to monetary policy, the US Federal Reserve (“the Fed”) Board of Governors stated that short-term interest rates were likely to be held at current low levels for the next few years. Consistent with the improving economy and steady monetary policy, municipals have continued to perform well following the sharp sell-off in March.

While outflows from open-end municipal bond funds and a general lack of liquidity across most markets sparked the sell-off in March, these themes have since largely abated, as investors have taken comfort in the significant federal support provided to state and local governments. On the monetary side, the Fed established the Municipal Liquidity Facility, which can purchase as much as $500 billion in short-term notes directly from municipalities, helping alleviate near-term liquidity concerns for eligible municipalities. The fiscal side brought issuers additional support in the form of the CARES Act, which included $150 billion to state and local governments, $120 billion to hospitals, $31 billion for education, $25 billion for transportation and $10 billion to airports.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.73% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. In deciding whether to take direct or indirect exposure, the Fund may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

(continued on next page)

4 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser considers the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

6 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares visit www.bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2010 TO 10/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Bond Inflation Strategy Class A shares (from 10/31/2010 to 10/31/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			0.88%

1 Year	3.04%	3.04%

5 Years	2.58%	2.58%

10 Years	2.16%	2.16%

CLASS 2 SHARES[2]			0.98%

1 Year	3.14%	3.14%

5 Years	2.66%	2.66%

10 Years	2.26%	2.26%

CLASS A SHARES			0.69%

1 Year	2.85%	-0.27%

5 Years	2.41%	1.80%

10 Years	1.98%	1.68%

CLASS C SHARES			-0.02%

1 Year	2.16%	1.16%

5 Years	1.65%	1.65%

10 Years	1.24%	1.24%

ADVISOR CLASS SHARES[3]			0.96%

1 Year	3.19%	3.19%

5 Years	2.69%	2.69%

10 Years	2.26%	2.26%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.67%, 0.57%, 0.86%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2020.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	2.96%

5 Years	2.71%

10 Years	2.18%

CLASS 2 SHARES[1]

1 Year	3.15%

5 Years	2.83%

10 Years	2.28%

CLASS A SHARES

1 Year	-0.26%

5 Years	1.97%

10 Years	1.70%

CLASS C SHARES

1 Year	1.17%

5 Years	1.82%

10 Years	1.27%

ADVISOR CLASS SHARES[2]

1 Year	3.10%

5 Years	2.82%

10 Years	2.29%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,084.90	$3.93	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%
Class C
Actual	$1,000	$1,080.80	$7.85	1.50%
Hypothetical**	$1,000	$1,017.60	$7.61	1.50%
Advisor Class
Actual	$1,000	$1,087.20	$2.62	0.50%
Hypothetical**	$1,000	$1,022.62	$2.54	0.50%
Class 1
Actual	$1,000	$1,086.30	$3.15	0.60%
Hypothetical**	$1,000	$1,022.12	$3.05	0.60%
Class 2
Actual	$1,000	$1,086.80	$2.62	0.50%
Hypothetical**	$1,000	$1,022.62	$2.54	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $991.3

1

All data are as of October 31, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

14 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 105.2%
Long-Term Municipal Bonds – 102.0%
Alabama – 2.1%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 06/01/2028	$3,905	$4,539,250
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 02/01/2025	2,110	2,447,242
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/2031	11,235	11,646,201
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	1,810	1,929,677

		20,562,370

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	295	355,006
7.125%, 09/01/2038(a)	280	348,695
Series 2015A 6.625%, 09/01/2035	1,335	1,537,039

		2,240,740

Arizona – 2.7%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) 4.00%, 11/01/2030	935	1,129,817
5.00%, 11/01/2031-11/01/2033	2,350	3,018,110
Arizona State University (Arizona State University COP) Series 2013A 5.00%, 09/01/2021-09/01/2022	7,260	7,690,081
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 07/01/2026	3,330	3,430,566

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/2024	$3,140	$3,299,041
State of Arizona Lottery Revenue 5.00%, 07/01/2028(b)	5,000	6,522,500
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	1,200	1,195,404

		26,285,519

California – 4.1%
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/2040(a)	250	241,450
California State Public Works Board (California State Public Works Board Lease) Series 2021A 5.00%, 02/01/2023(c)	10,000	10,532,900
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	1,580	1,600,114
Los Angeles Unified School District/CA Series 2020A 5.00%, 07/01/2027	6,935	8,783,594
State of California 5.00%, 11/01/2030	10,870	14,783,852
Series 2014 5.00%, 08/01/2022-05/01/2025	4,250	4,832,798

		40,774,708

Colorado – 5.3%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	1,510	1,585,092
City & County of Denver CO Airport System Revenue (Denver Intl Airport)
Series 2010A 5.00%, 11/15/2023	375	375,596
Series 2012A 5.00%, 11/15/2024-11/15/2025	13,395	14,485,120
Series 2018A 5.00%, 12/01/2028-12/01/2029	16,555	20,747,246
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032-08/01/2033	2,890	3,562,412

16 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2033	$1,525	$1,902,956
Denver City & County School District No. 1 Series 2014B 5.00%, 12/01/2023	4,730	5,403,174
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/2022	1,640	1,752,160
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2020(a)	1,310	1,312,502
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 07/15/2024	440	440,506
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020A 3.75%, 12/01/2040(c)	1,050	1,049,979
Vauxmont Metropolitan District AGM 5.00%, 12/15/2024	260	302,598

		52,919,341

Connecticut – 4.3%
City of New Haven CT Series 2018A 5.50%, 08/01/2035	1,920	2,257,728
Connecticut State Health & Educational Facilities Authority (Yale University) 1.10%, 07/01/2048	10,105	10,261,830
State of Connecticut
Series 2013A 5.00%, 10/15/2024	5,035	5,710,898
Series 2014A 5.00%, 03/01/2028	2,230	2,530,604
Series 2014F 5.00%, 11/15/2026	1,275	1,489,825
Series 2015B 5.00%, 06/15/2025-06/15/2028	7,170	8,566,621
Series 2016A 5.00%, 03/15/2032	2,160	2,561,026
Series 2018B 5.00%, 04/15/2028	1,440	1,845,922

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Connecticut Clean Water Fund—State Revolving Fund Series 2013A 5.00%, 03/01/2024	$4,360	$4,837,115
State of Connecticut Special Tax Revenue 5.00%, 05/01/2035	1,960	2,487,769

		42,549,338

District of Columbia – 1.0%
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/2025(b)	5,500	6,604,235
5.00%, 10/01/2026	3,065	3,760,571

		10,364,806

Florida – 9.1%
Capital Trust Agency, Inc. (Franklin Academy Palm Beach Gardens/Franklin Academy Pembroke Pines K-12) 4.00%, 12/15/2025(a)	300	315,288
Central Florida Expressway Authority Series 2019B 5.00%, 07/01/2032	6,000	7,692,180
5.00%, 07/01/2034(b)	7,255	9,222,266
Citizens Property Insurance, Inc. Series 2012A 5.00%, 06/01/2022	7,315	7,850,897
City of Jacksonville FL
Series 2012A 5.00%, 10/01/2023 (Pre-refunded/ETM)(b)	6,140	6,689,530
5.00%, 10/01/2026 (Pre-refunded/ETM)	4,050	4,412,475
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2025	4,500	5,382,090
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/2026 (Pre-refunded/ETM)	1,565	1,633,046
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 06/01/2023-06/01/2027	18,500	21,305,823

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012A 5.00%, 10/01/2023	$1,500	$1,625,985
County of Osceola FL Transportation Revenue
Series 2020A Zero Coupon, 10/01/2030-10/01/2034	595	422,554
Florida Development Finance Corp. 0.55%, 01/01/2049 (Pre-refunded/ETM)	6,455	6,453,773
Florida Municipal Power Agency
Series 2011B 5.00%, 10/01/2023	2,890	3,010,918
Series 2015B 5.00%, 10/01/2023	1,500	1,699,755
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/2033	4,000	4,724,760
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/2025(a)	1,900	1,900,988
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/2028	1,000	1,152,230
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	375	374,756
Polk County Industrial Development Authority (Mineral Development LLC) 5.875%, 01/01/2033(a)	1,000	1,000,860
State Board of Administration Finance Corp.
Series 2020A 1.258%, 07/01/2025	2,205	2,228,020
1.705%, 07/01/2027	1,515	1,521,105

		90,619,299

Georgia – 3.1%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2034-07/01/2035	9,555	10,962,090
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) 5.00%, 04/01/2025(c)	1,650	1,921,029

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Main Street Natural Gas, Inc. (Royal Bank of Canada)
Series 2018A 4.00%, 04/01/2048	$9,370	$10,214,987
Series 2018C 4.00%, 08/01/2048	6,850	7,516,025

		30,614,131

Guam – 0.5%
Territory of Guam 5.00%, 11/15/2031	155	164,664
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	3,970	4,409,016

		4,573,680

Illinois – 6.9%
Chicago Board of Education
Series 2010 6.319%, 11/01/2029	2,050	2,113,079
Series 2018A 5.00%, 12/01/2027	1,200	1,342,368
Series 2019A 5.00%, 12/01/2029-12/01/2030	525	585,540
Series 2019B 5.00%, 12/01/2030-12/01/2033	500	552,116
Chicago Housing Authority
Series 2018A 5.00%, 01/01/2034-01/01/2038	3,500	4,190,050
5.00%, 01/01/2037(b)	5,260	6,261,557
Chicago O’Hare International Airport
Series 2015B 5.00%, 01/01/2029	5,000	5,804,800
Series 2016C 5.00%, 01/01/2033	5,000	5,752,100
Series 2017B 5.00%, 01/01/2035	1,475	1,720,012
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge)
Series 2013 5.25%, 01/01/2023	2,500	2,663,325
5.50%, 01/01/2025	2,250	2,405,858
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 02/15/2024	1,630	1,865,584

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	$800	$882,927
State of Illinois
Series 2013 5.00%, 07/01/2023	1,670	1,777,030
Series 2014 5.00%, 05/01/2030	4,180	4,356,312
Series 2017B 5.00%, 12/01/2024	5,050	5,472,079
Series 2017D 5.00%, 11/01/2021-11/01/2027	14,515	15,348,176
Series 2018A 5.00%, 10/01/2023	2,785	2,973,962
Series 2018B 5.00%, 10/01/2023	1,730	1,847,381

		67,914,256

Indiana – 0.4%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	2,380	2,232,940
Indiana Municipal Power Agency Series 2011A 5.00%, 01/01/2023 (Pre-refunded/ETM)	2,105	2,170,423

		4,403,363

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	2,250	2,367,945

Kentucky – 4.8%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2031	650	760,856
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 09/01/2022-09/01/2023	4,875	5,330,584
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	7,260	8,353,937
Kentucky Public Energy Authority (Morgan Stanley) Series 2018C 1.986% (CPI + 1.05%), 12/01/2049(d)	20,000	20,045,400
Series 2019C 4.00%, 02/01/2050	9,015	10,520,325

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Turnpike Authority Series 2012A 5.00%, 07/01/2025 (Pre-refunded/ETM)	$2,275	$2,452,040

		47,463,142

Louisiana – 1.3%
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/2034	1,800	2,187,090
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	340	370,811
6.10%, 06/01/2038-12/01/2040(a)	845	993,839
State of Louisiana Gasoline & Fuels Tax Revenue
Series 2012A 5.00%, 05/01/2027 (Pre-refunded/ETM)	2,860	3,060,743
5.00%, 05/01/2027(b)	6,225	6,650,354

		13,262,837

Maryland – 1.4%
County of Montgomery MD Series 2019A 5.00%, 11/01/2026(b)	5,925	7,487,067
State of Maryland Series 2017B 5.00%, 08/01/2024(b)	5,790	6,801,976

		14,289,043

Massachusetts – 2.4%
Commonwealth of Massachusetts Series 2020B 5.00%, 07/01/2024	7,380	8,647,810
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF)
Series 2006 2.421% (CPI + 0.99%), 08/01/2022(d)	3,240	3,282,574
3.90% (CPI + 0.99%), 08/01/2023(d)	2,275	2,317,383
Massachusetts Development Finance Agency (Broad Institute, Inc. (The)) Series 2017 5.00%, 04/01/2028	1,655	2,117,540
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 08/15/2023	2,475	2,683,395

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 07/01/2022-07/01/2025	$5,025	$5,173,781

		24,222,483

Michigan – 3.4%
City of Detroit MI 5.00%, 04/01/2035-04/01/2036	1,055	1,131,737
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2021	3,750	3,863,512
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 04/01/2026-04/01/2027	2,735	3,357,476
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 07/01/2024	10,545	12,280,918
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2031	1,785	2,146,730
Michigan Strategic Fund (Michigan Strategic Fund—I 75 Improvement Project) Series 2018 5.00%, 12/31/2028-06/30/2029	9,090	11,063,578

		33,843,951

Minnesota – 0.0%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 0.12%, 08/01/2028(e)	75	72,844

Mississippi – 0.2%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036	1,500	1,719,405

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.2%
Howard Bend Levee District XLCA 5.75%, 03/01/2025-03/01/2027	$255	$285,951
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 08/15/2036	1,675	1,727,444

		2,013,395

Montana – 0.4%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2031-02/15/2033	3,275	3,924,137

Nebraska – 1.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	15,000	16,804,050

Nevada – 0.9%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(a)	465	460,541
State of Nevada Department of Business & Industry 0.50%, 01/01/2050 (Pre-refunded/ETM)(a)	1,000	999,470
Tahoe-Douglas Visitors Authority 4.00%, 07/01/2027(c)	1,200	1,288,200
5.00%, 07/01/2029-07/01/2035(c)	5,465	6,141,392

		8,889,603

New Jersey – 9.1%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019F 3.87%, 11/15/2035	12,375	14,412,090
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease)
Series 2014P 5.00%, 06/15/2029	1,150	1,254,593
Series 2017B 5.00%, 11/01/2020	1,000	1,000,000

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2026-10/01/2027	$3,810	$4,318,450
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	1,365	1,393,952
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 06/15/2029	4,390	5,054,207
Series 2018A 5.00%, 06/15/2028-06/15/2029	21,670	24,987,369
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
Series 2012A 5.00%, 06/15/2021	10,000	10,258,400
Series 2014C 5.25%, 06/15/2032	2,960	3,264,140
New Jersey Turnpike Authority
Series 2013A 5.00%, 01/01/2023 (Pre-refunded/ETM)	1,600	1,762,960
5.00%, 01/01/2023	200	219,234
Series 2014A 5.00%, 01/01/2028	4,785	5,478,729
Series 2014C 5.00%, 01/01/2023	1,590	1,742,910
Series 2017A 5.00%, 01/01/2033	7,300	8,696,782
Tobacco Settlement Financing Corp/NJ Series 2018A 5.00%, 06/01/2030	4,750	5,918,547

		89,762,363

New York – 9.6%
City of New York NY
Series 2011A 5.00%, 08/01/2023 (Pre-refunded/ETM)	1,030	1,066,998
5.00%, 08/01/2023	3,220	3,325,552
Series 2014J 5.00%, 08/01/2021	6,100	6,311,121
Series 2020B 5.00%, 11/01/2027	3,000	3,783,330

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020C 5.00%, 08/01/2033	$3,645	$4,671,067
Metropolitan Transportation Authority 5.00%, 11/15/2028	4,000	4,378,800
Series 2012C 5.00%, 11/15/2024 (Pre-refunded/ETM)	4,065	4,458,126
5.00%, 11/15/2025 (Pre-refunded/ETM)	5,000	5,483,550
Series 2012F 5.00%, 11/15/2026	3,635	3,740,269
Series 2013A 5.00%, 11/15/2026 (Pre-refunded/ETM)	2,300	2,576,345
Series 2013E 5.00%, 11/15/2025 (Pre-refunded/ETM)	8,510	9,727,951
Series 2016B 5.00%, 11/15/2027	1,370	1,475,874
Series 2017B 5.00%, 11/15/2026	555	599,572
Series 2017C 5.00%, 11/15/2027	1,745	1,899,555
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 06/15/2026	3,875	3,986,639
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/2026(b)	6,830	7,439,509
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2011C 5.00%, 03/15/2025	3,000	3,051,060
Series 2014A 5.00%, 02/15/2028(b)	6,565	7,483,837
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 06/15/2025	3,000	3,087,360
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030	1,500	1,537,020
Series 2018 5.00%, 01/01/2027-01/01/2029	9,255	10,115,573
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	345	369,157

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority Series 2013B 5.00%, 11/15/2020	$4,100	$4,106,437

		94,674,702

North Carolina – 0.8%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	6,710	7,990,738

North Dakota – 0.1%
County of Grand Forks ND (Red River Biorefinery LLC) 6.375%, 12/15/2043	1,000	852,120

Ohio – 3.7%
American Municipal Power, Inc. Series 2016A 5.00%, 02/15/2036	5,000	5,867,250
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	3,005	2,987,301
Series 2020A 4.00%, 06/01/2039	1,000	1,158,410
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,385	4,000,596
City of Cleveland OH Airport System Revenue
AGM Series 2016B 5.00%, 01/01/2023-01/01/2024	2,585	2,865,852
City of Cleveland OH Income Tax Revenue
Series 2017B-1 5.00%, 10/01/2027-10/01/2030	7,585	9,575,479
Series 2017B-2 5.00%, 10/01/2029	1,485	1,872,837
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2037	5,600	6,400,352
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	235	236,763

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC)
Series 2016A 4.375%, 06/01/2033	$420	$423,150
Series 2016B 4.375%, 06/01/2033	825	831,188

		36,219,178

Oklahoma – 0.1%
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	500	498,205

Oregon – 0.8%
Deschutes County Hospital Facilities Authority (St. Charles Health System, Inc.) Series 2016A 4.00%, 01/01/2033	1,000	1,102,030
Tri-County Metropolitan Transportation District of Oregon
Series 2011A 5.00%, 10/01/2025 (Pre-refunded/ETM)	4,605	4,803,061
Series 2018A 5.00%, 10/01/2029	1,910	2,416,551

		8,321,642

Other – 0.4%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	3,860	4,184,472

Pennsylvania – 5.2%
City of Philadelphia PA Series 2017 5.00%, 08/01/2028	12,990	16,139,685
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/2032-10/01/2033	2,135	2,644,125
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2034	1,500	1,785,570
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	2,060	2,149,528

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission
Series 2017B 5.00%, 06/01/2034-06/01/2036	$7,580	$9,043,555
Series 2017S 5.00%, 12/01/2028-12/01/2029	3,005	3,756,624
Series 2019 5.00%, 12/01/2023	4,250	4,861,915
School District of Philadelphia (The) Series 2016F 5.00%, 09/01/2034	5,000	5,961,250
State Public School Building Authority
Series 2012 5.00%, 04/01/2023 (Pre-refunded/ETM)	2,400	2,559,072
5.00%, 04/01/2026 (Pre-refunded/ETM)	2,750	2,932,270

		51,833,594

Puerto Rico – 0.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	970	1,109,699
NATL Series 2007V 5.25%, 07/01/2029-07/01/2035	320	332,059
Puerto Rico Highway & Transportation Authority
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	2,105	2,427,020
AGC Series 2005L 5.25%, 07/01/2041	790	904,597
AGM Series 2007C 5.25%, 07/01/2036	100	115,259
NATL Series 2007N 5.25%, 07/01/2032	205	213,110
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	100	105,298
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A
Zero Coupon, 07/01/2024	1,144	1,055,271

		6,262,313

South Carolina – 1.3%
Renewable Water Resources Series 2012 5.00%, 01/01/2024 (Pre-refunded/ETM)	2,570	2,711,761
South Carolina Public Service Authority
Series 2016A 5.00%, 12/01/2034-12/01/2036	2,535	2,985,969

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.00%, 12/01/2037	$5,040	$5,983,639
Series 2016C 5.00%, 12/01/2035	930	1,109,974

		12,791,343

Tennessee – 0.4%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	1,410	1,366,487
Metropolitan Government of Nashville & Davidson County TN
Series 2012 5.00%, 07/01/2023 (Pre-refunded/ETM)	455	490,408
5.00%, 07/01/2023	1,930	2,080,791

		3,937,686

Texas – 5.3%
Birdville Independent School District Series 2015B 5.00%, 02/15/2022	3,825	4,058,669
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	2,465	2,520,832
City of Houston TX Combined Utility System Revenue
Series 2014C 5.00%, 05/15/2024	1,100	1,280,422
Series 2020C 5.00%, 11/15/2022	4,330	4,745,030
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2020B 5.00%, 12/01/2021-12/01/2023	6,425	7,182,864
Lewisville Independent School District 5.00%, 08/15/2023-08/15/2024	4,725	5,447,474
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/2031	1,000	1,113,400
North Texas Tollway Authority Series 2011D 5.25%, 09/01/2026 (Pre-refunded/ETM)	3,625	3,774,459

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority (North Texas Tollway System) Series 2017A 5.00%, 01/01/2038	$3,000	$3,230,460
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	240	236,458
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/2035(f) (g)	900	585,000
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018A 5.00%, 07/01/2030-07/01/2031	13,405	16,853,984
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.)
Series 2015A 4.00%, 11/15/2020	50	49,981
5.00%, 11/15/2025	1,105	1,080,966

		52,159,999

Virginia – 0.4%
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 08/01/2022-08/01/2034	3,040	3,924,432

Washington – 4.1%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 02/01/2023-02/01/2025	7,815	8,267,491
Chelan County Public Utility District No. 1 Series 2011B 5.50%, 07/01/2025	3,305	3,408,744
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2023	4,020	4,539,183
Port of Seattle WA 5.00%, 04/01/2033-04/01/2034	3,000	3,655,270
Series 2013 5.00%, 07/01/2024	4,820	5,323,304

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Washington Series 2015R 5.00%, 07/01/2026(b)	$13,325	$15,877,803

		41,071,795

West Virginia – 0.3%
Tobacco Settlement Finance Authority/WV 4.875%, 06/01/2049	2,600	2,592,200

Wisconsin – 3.2%
State of Wisconsin Series 20212 5.00%, 05/01/2026-05/01/2029(c)	11,850	15,073,396
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	2,535	2,729,070
Wisconsin Department of Transportation
Series 20131 5.00%, 07/01/2023(b)	5,500	6,188,930
5.00%, 07/01/2024 (Pre-refunded/ETM)	2,480	2,787,297
5.00%, 07/01/2024	4,020	4,509,837

		31,288,530

Total Long-Term Municipal Bonds (cost $964,790,204)		1,011,059,698

Short-Term Municipal Notes – 3.2%
Pennsylvania – 1.1%
School District of Philadelphia/The
Series 2020A 4.00%, 06/30/2021	11,335	11,613,274

Texas – 2.1%
City of Houston TX 3.00%, 06/30/2021	10,200	10,383,804
State of Texas 4.00%, 08/26/2021	10,000	10,306,600

		20,690,404

Total Short-Term Municipal Notes (cost $32,281,864)		32,303,678

Total Municipal Obligations (cost $997,072,068)		1,043,363,376

GOVERNMENTS – TREASURIES – 0.6%
United States – 0.6%
U.S. Treasury Notes 2.625%, 02/15/2029(b) (cost $4,999,146)	5,000	5,756,250

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.399% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	$186	$170,920
Series 2014-DN3, Class M3 4.149% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	116	116,886
Series 2014-HQ2, Class M3 3.899% (LIBOR 1 Month + 3.75%), 09/25/2024(d)	250	255,203
Series 2015-HQ1, Class M3 3.949% (LIBOR 1 Month + 3.80%), 03/25/2025(d)	39	38,835
Series 2016-DNA4, Class M3 3.949% (LIBOR 1 Month + 3.80%), 03/25/2029(d)	240	248,789
Series 2017-DNA3, Class M2 2.649% (LIBOR 1 Month + 2.50%), 03/25/2030(d)	270	272,869
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.049% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	184	182,851
Series 2015-C02, Class 1M2 4.149% (LIBOR 1 Month + 4.00%), 05/25/2025(d)	151	152,272
Series 2016-C03, Class 2M2 6.049% (LIBOR 1 Month + 5.90%), 10/25/2028(d)	181	191,340
Series 2017-C01, Class 1M2 3.699% (LIBOR 1 Month + 3.55%), 07/25/2029(d)	317	326,061
Series 2017-C02, Class 2M2 3.799% (LIBOR 1 Month + 3.65%), 09/25/2029(d)	151	152,468
Series 2017-C03, Class 1M2 3.149% (LIBOR 1 Month + 3.00%), 10/25/2029(d)	458	461,126

Total Collateralized Mortgage Obligations (cost $2,453,710)		2,569,620

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.1%
U.S. Treasury Bills – 1.6%
US Treasury Bills
Zero Coupon, 12/17/2020(b) (cost $15,996,606)	$16,000	$15,998,200

	Shares
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio –Class AB, 0.03%(h)(i)(j) (cost $4,637,256)	4,637,256	4,637,256

Total Short-Term Investments (cost $20,633,862)		20,635,456

Total Investments – 108.2% (cost $1,025,158,786)		1,072,324,702
Other assets less liabilities – (8.2)%		(81,068,574)

Net Assets – 100.0%		$991,256,128

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	19,310	01/15/2028	1.230%	CPI	#	Maturity	$909,450	$—	$909,450
USD	14,770	01/15/2028	0.735%	CPI	#	Maturity	1,301,911	—	1,301,911
USD	12,000	08/29/2029	1.748%	CPI	#	Maturity	161,635	—	161,635
USD	15,000	12/23/2029	1.979%	CPI	#	Maturity	(175,745)	—	(175,745)
USD	4,825	01/15/2030	1.572%	CPI	#	Maturity	156,612	—	156,612
USD	4,825	01/15/2030	1.587%	CPI	#	Maturity	148,742	—	148,742
USD	1,670	01/15/2030	1.714%	CPI	#	Maturity	28,274	—	28,274
USD	1,670	01/15/2030	1.731%	CPI	#	Maturity	25,148	—	25,148

							$2,556,027	$—	$2,556,027

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	45,150	06/17/2021	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$783,156	$—	$783,156
USD	32,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	1,276,210	—	1,276,210
USD	11,180	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	608,091	—	608,091
USD	3,172	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	140,511	—	140,511
USD	7,128	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	334,063	—	334,063
USD	8,235	10/09/2029	3 Month LIBOR	1.470%	Quarterly/Semi-Annual	485,836	—	485,836
USD	8,235	10/09/2029	3 Month LIBOR	1.473%	Quarterly/ Semi-Annual	488,023	—	488,023

						$4,115,890	$—	$4,115,890

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	598	$(193,513)	$(75,490)	$(118,023)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	69	(22,329)	(6,752)	(15,577)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	40	(12,944)	(4,897)	(8,047)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	38	(12,297)	(3,753)	(8,544)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	471	(152,377)	(46,569)	(105,808)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	708	(229,108)	(68,203)	(160,905)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,216	(393,497)	(147,881)	(245,616)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	231	$(74,752)	$(29,039)	$(45,713)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	614	(198,691)	(57,411)	(141,280)

						$(1,289,508)	$(439,995)	$(849,513)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America, N.A.	USD	25,000	02/02/2032	2.403%	CPI#	Maturity	$(2,052,855)	$—	$(2,052,855)
Barclays Bank PLC	USD	2,000	11/10/2020	2.500%	CPI#	Maturity	(178,424)	—	(178,424)
Barclays Bank PLC	USD	1,000	05/04/2021	2.845%	CPI#	Maturity	(146,937)	—	(146,937)
Barclays Bank PLC	USD	3,000	05/12/2021	2.815%	CPI#	Maturity	(434,682)	—	(434,682)
Barclays Bank PLC	USD	14,000	04/03/2022	2.663%	CPI#	Maturity	(1,931,942)	—	(1,931,942)
Barclays Bank PLC	USD	16,700	10/05/2022	2.765%	CPI#	Maturity	(2,466,736)	—	(2,466,736)
Barclays Bank PLC	USD	25,000	08/07/2024	2.573%	CPI#	Maturity	(3,121,783)	—	(3,121,783)
Barclays Bank PLC	USD	19,000	05/05/2025	2.125%	CPI#	Maturity	(804,697)	—	(804,697)
Barclays Bank PLC	USD	5,400	03/06/2027	2.695%	CPI#	Maturity	(1,092,640)	—	(1,092,640)
Barclays Bank PLC	USD	20,000	06/06/2032	2.145%	CPI#	Maturity	(655,575)	—	(655,575)
Barclays Bank PLC	USD	14,000	09/01/2032	2.128%	CPI#	Maturity	(365,775)	—	(365,775)
Barclays Bank PLC	USD	22,000	08/29/2033	2.368%	CPI#	Maturity	(1,712,144)	—	(1,712,144)
Citibank, NA	USD	15,600	12/14/2020	1.548%	CPI#	Maturity	218,576	—	218,576
Citibank, NA	USD	35,000	07/03/2021	2.283%	CPI#	Maturity	(805,238)	—	(805,238)
Citibank, NA	USD	9,000	06/29/2022	2.398%	CPI#	Maturity	(990,523)	—	(990,523)
Citibank, NA	USD	5,400	07/19/2022	2.400%	CPI#	Maturity	(584,855)	—	(584,855)
Citibank, NA	USD	4,000	08/10/2022	2.550%	CPI#	Maturity	(498,175)	—	(498,175)
Citibank, NA	USD	15,500	12/07/2022	2.748%	CPI#	Maturity	(2,376,039)	—	(2,376,039)
Citibank, NA	USD	47,000	05/24/2023	2.533%	CPI#	Maturity	(5,837,470)	—	(5,837,470)
Citibank, NA	USD	30,000	10/29/2023	2.524%	CPI#	Maturity	(3,536,375)	—	(3,536,375)
Citibank, NA	USD	30,000	09/19/2024	2.070%	CPI#	Maturity	(632,711)	—	(632,711)
Citibank, NA	USD	25,000	07/03/2025	2.351%	CPI#	Maturity	(1,278,133)	—	(1,278,133)
Citibank, NA	USD	15,800	02/08/2028	2.940%	CPI#	Maturity	(3,938,487)	—	(3,938,487)
Citibank, NA	USD	12,000	11/05/2033	2.273%	CPI#	Maturity	(693,802)	—	(693,802)
Deutsche Bank AG	USD	11,000	06/20/2021	2.655%	CPI#	Maturity	(1,446,177)	—	(1,446,177)

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	9,800	09/07/2021	2.400%	CPI#	Maturity	$(1,004,734)	$—	$(1,004,734)
Deutsche Bank AG	USD	25,000	09/02/2025	1.880%	CPI#	Maturity	(462,772)	—	(462,772)
JPMorgan Chase Bank, NA	USD	19,000	08/17/2022	2.523%	CPI#	Maturity	(2,286,870)	—	(2,286,870)
JPMorgan Chase Bank, NA	USD	1,400	06/30/2026	2.890%	CPI#	Maturity	(348,396)	—	(348,396)
JPMorgan Chase Bank, NA	USD	3,300	07/21/2026	2.935%	CPI#	Maturity	(860,320)	—	(860,320)
JPMorgan Chase Bank, NA	USD	2,400	10/03/2026	2.485%	CPI#	Maturity	(387,795)	—	(387,795)
JPMorgan Chase Bank, NA	USD	5,400	11/14/2026	2.488%	CPI#	Maturity	(882,274)	—	(882,274)
JPMorgan Chase Bank, NA	USD	4,850	12/23/2026	2.484%	CPI#	Maturity	(777,733)	—	(777,733)
JPMorgan Chase Bank, NA	USD	13,000	03/01/2027	2.279%	CPI#	Maturity	(680,700)	—	(680,700)
JPMorgan Chase Bank, NA	USD	21,350	02/20/2028	2.899%	CPI#	Maturity	(5,114,547)	—	(5,114,547)
JPMorgan Chase Bank, NA	USD	12,000	03/26/2028	2.880%	CPI#	Maturity	(2,806,088)	—	(2,806,088)
JPMorgan Chase Bank, NA	USD	10,000	07/03/2028	2.356%	CPI#	Maturity	(610,442)	—	(610,442)
JPMorgan Chase Bank, NA	USD	25,000	11/05/2028	2.234%	CPI#	Maturity	(1,144,847)	—	(1,144,847)
JPMorgan Chase Bank, NA	USD	18,000	04/17/2030	2.378%	CPI#	Maturity	(1,277,052)	—	(1,277,052)
JPMorgan Chase Bank, NA	USD	24,000	11/17/2032	2.183%	CPI#	Maturity	(921,607)	—	(921,607)
Morgan Stanley Capital Services LLC	USD	13,000	05/23/2021	2.680%	CPI#	Maturity	(1,690,056)	—	(1,690,056)
Morgan Stanley Capital Services LLC	USD	10,000	04/16/2023	2.690%	CPI#	Maturity	(1,425,978)	—	(1,425,978)
Morgan Stanley Capital Services LLC	USD	5,000	08/15/2026	2.885%	CPI#	Maturity	(1,244,195)	—	(1,244,195)

							$(61,290,005)	$—	$(61,290,005)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	11,075	10/09/2029	1.120%	SIFMA*	Quarterly/ Quarterly	$(464,760)	$—	$(464,760)
Citibank, NA	USD	11,075	10/09/2029	1.125%	SIFMA*	Quarterly/ Quarterly	(470,156)	—	(470,156)

							$(934,916)	$—	$(934,916)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $23,759,050 or 2.4% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	When-Issued or delayed delivery security.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2020.

(e)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2020 and the aggregate market value of this security amounted to $72,844 or 0.01% of net assets.

(f)	Non-income producing security.

(g)	Defaulted.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.7% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CCRC – Congregate Care Retirement Center

CDX-CMBX. NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,020,521,530)	$1,067,687,446
Affiliated issuers (cost $4,637,256)	4,637,256
Cash	323,500
Cash collateral due from broker	6,802,882
Interest receivable	12,645,173
Receivable for investment securities sold	6,129,221
Receivable for capital stock sold	582,717
Unrealized appreciation on inflation swaps	218,576
Affiliated dividends receivable	459

Total assets	1,099,027,230

Liabilities
Unrealized depreciation on inflation swaps	61,508,581
Payable for investment securities purchased	40,233,815
Payable for capital stock redeemed	3,100,115
Market value on credit default swaps (net premiums received $439,995)	1,289,508
Unrealized depreciation on interest rate swaps	934,916
Advisory fee payable	377,998
Distribution fee payable	72,942
Payable for variation margin on centrally cleared swaps	70,077
Administrative fee payable	25,674
Transfer Agent fee payable	10,668
Directors’ fees payable	2,649
Accrued expenses	144,159

Total liabilities	107,771,102

Net Assets	$991,256,128

Composition of Net Assets
Capital stock, at par	$96,538
Additional paid-in capital	1,023,571,119
Accumulated loss	(32,411,529)

$991,256,128

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$138,454,132	13,440,188	$10.30	*

C	$6,709,562	651,883	$10.29

Advisor	$185,828,848	18,027,493	$10.31

1	$444,500,748	43,377,314	$10.25

2	$215,762,838	21,041,278	$10.25

*	The maximum offering price per share for Class A shares was $10.62 which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income
Interest	$28,661,809
Dividends—Affiliated issuers	229,075	$28,890,884

Expenses
Advisory fee (see Note B)	4,938,717
Distribution fee—Class A	231,028
Distribution fee—Class C	70,303
Distribution fee—Class 1	469,202
Transfer agency—Class A	38,045
Transfer agency—Class C	3,059
Transfer agency—Advisor Class	81,235
Transfer agency—Class 1	23,018
Transfer agency—Class 2	11,062
Custody and accounting	188,737
Registration fees	104,777
Audit and tax	88,411
Administrative	77,318
Legal	38,201
Printing	37,111
Directors’ fees	29,250
Miscellaneous	50,142

Total expenses	6,479,616
Less: expenses waived and reimbursed by the Adviser (see Note B)	(776,967)

Net expenses		5,702,649

Net investment income		23,188,235

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		702,686
Swaps		(8,664,335)
Net change in unrealized appreciation/depreciation of:
Investments		(4,529,066)
Swaps		7,717,323

Net loss on investment transactions		(4,773,392)

Net Increase in Net Assets from Operations		$18,414,843

See notes to financial statements.

40 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,188,235	$25,207,711
Net realized loss on investment transactions	(7,961,649)	(2,507,015)
Net change in unrealized appreciation/depreciation of investments	3,188,257	23,007,434

Net increase in net assets from operations	18,414,843	45,708,130
Distributions to Shareholders
Class A	(2,027,901)	(1,289,741)
Class C	(102,182)	(137,912)
Advisor Class	(4,764,682)	(5,312,312)
Class 1	(11,346,428)	(12,623,500)
Class 2	(5,676,606)	(6,307,648)
Capital Stock Transactions
Net decrease	(7,977,474)	(43,748,072)

Total decrease	(13,480,430)	(23,711,055)
Net Assets
Beginning of period	1,004,736,558	1,028,447,613

End of period	$991,256,128	$1,004,736,558

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 41

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then

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discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,011,059,698		$	– 0	–	$1,011,059,698
Short-Term Municipal Notes		– 0	–	32,303,678			– 0	–	32,303,678
Governments – Treasuries		– 0	–	5,756,250			– 0	–	5,756,250
Collateralized Mortgage Obligations		– 0	–	2,569,620			– 0	–	2,569,620
Short-Term Investments:
U.S. Treasury Bills		– 0	–	15,998,200			– 0	–	15,998,200
Investment Companies		4,637,256		– 0	–		– 0	–	4,637,256

Total Investments in Securities		4,637,256		1,067,687,446			– 0	–	1,072,324,702
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	2,731,772			– 0	–	2,731,772	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	4,115,890			– 0	–	4,115,890	(b)
Inflation (CPI) Swaps		– 0	–	218,576			– 0	–	218,576
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		—		(175,745)			– 0	–	(175,745	)(b)
Credit Default Swaps		—		(1,289,508)			– 0	–	(1,289,508)
Inflation (CPI) Swaps		—		(61,508,581)			– 0	–	(61,508,581)
Interest Rate Swaps		—		(934,916)			– 0	–	(934,916)

Total		$4,637,256		$1,010,844,934		$	– 0	–	$1,015,482,190

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2021 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2020, such reimbursements/waivers amounted to $749,918.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2020, the reimbursement for such services amounted to $77,318.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $57,188 for the year ended October 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $86,323 and $257 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the

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investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2020, such waiver amounted to $27,049.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,714	$424,147	$423,224	$4,637	$229

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $431,867 and $1,798,478 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$270,533,474	$274,022,678
U.S. government securities	21,382,324	15,015,000

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,025,158,786

Gross unrealized appreciation	$56,452,996
Gross unrealized depreciation	(65,273,094)

Net unrealized depreciation	$(8,820,098)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2020, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2020, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2020, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$6,847,662	*	Receivable/Payable for variation margin on centrally cleared swaps	$175,745	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	934,916

Interest rate contracts	Unrealized appreciation on inflation swaps	218,576		Unrealized depreciation on inflation swaps	61,508,581

Credit contracts				Market value on credit default swaps	1,289,508

Total		$7,066,238			$63,908,750

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(8,796,246)	$8,677,716

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	131,911	(960,393)

Total		$(8,664,335)	$7,717,323

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2020:

Interest Rate Swaps:
Average notional amount	$22,150,000
Inflation Swaps:
Average notional amount	$795,710,308
Centrally Cleared Interest Rate Swaps:
Average notional amount	$124,515,385
Centrally Cleared Inflation Swaps:
Average notional amount	$91,983,308
Credit Default Swaps:
Average notional amount of sale contracts	$3,985,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$218,576	$(218,576)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$218,576	$(218,576)		$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, N.A.	$2,052,855	$ – 0	–		$(1,956,384)			$(57,563)			$38,908
Barclays Bank PLC	12,911,335	– 0	–		– 0	–		(12,911,335)			– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	22,322,566	(218,576)			– 0	–		(22,103,990)			– 0	–
Credit Suisse International	800,223	– 0	–		– 0	–		(674,624)			125,599
Deutsche Bank AG	2,913,683	– 0	–		– 0	–		(2,913,683)			– 0	–
Goldman Sachs International	273,443	– 0	–		– 0	–		(273,443)			– 0	–
JPMorgan Chase Bank, NA	18,098,671	– 0	–		– 0	–		(18,098,671)			– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Morgan Stanley Capital Services LLC	$4,360,229	$	– 0	–	$	– 0	–	$(4,360,229)	$	– 0	–

Total	$63,733,005		$(218,576)			$(1,956,384)		$(61,393,538)		$164,507	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Class A
Shares sold	11,006,167	1,771,451	$112,859,024	$18,033,736

Shares issued in reinvestment of dividends	137,840	86,462	1,399,084	879,985

Shares converted from Class C	103,132	133,994	1,038,373	1,380,472

Shares redeemed	(3,113,475)	(4,179,787)	(30,512,727)	(42,207,147)

Net increase (decrease)	8,133,664	(2,187,880)	$84,783,754	$(21,912,954)

Class C
Shares sold	124,879	177,607	$1,270,546	$1,807,733

Shares issued in reinvestment of dividends	8,149	10,536	82,474	107,230

Shares converted to Class A	(103,270)	(134,210)	(1,038,373)	(1,380,472)

Shares redeemed	(132,691)	(366,478)	(1,341,016)	(3,715,959)

Net decrease	(102,933)	(312,545)	$(1,026,369)	$(3,181,468)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Advisor Class
Shares sold	10,882,277	9,621,301	$111,180,666	$98,239,600

Shares issued in reinvestment of dividends	347,975	371,721	3,533,343	3,789,340

Shares redeemed	(13,275,084)	(12,466,466)	(129,905,882)	(126,710,398)

Net decrease	(2,044,832)	(2,473,444)	$(15,191,873)	$(24,681,458)

Class 1
Shares sold	5,864,797	7,527,585	$59,213,283	$76,245,783

Shares issued in reinvestment of dividends	844,734	996,866	8,522,724	10,112,533

Shares redeemed	(12,308,849)	(8,166,935)	(121,433,030)	(82,786,584)

Net increase (decrease)	(5,599,318)	357,516	$(53,697,023)	$3,571,732

Class 2
Shares sold	2,839,197	3,121,484	$28,434,563	$31,553,791

Shares issued in reinvestment of dividends	411,526	483,312	4,153,907	4,906,067

Shares redeemed	(5,591,380)	(3,357,173)	(55,434,433)	(34,003,782)

Net increase (decrease)	(2,340,657)	247,623	$(22,845,963)	$2,456,076

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in

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NOTES TO FINANCIAL STATEMENTS (continued)

significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR,

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NOTES TO FINANCIAL STATEMENTS (continued)

increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,229,449	$927,242

Total taxable distributions	1,229,449	927,242
Tax-exempt distributions	22,688,350	24,743,871

Total distributions paid	$23,917,799	$25,671,113

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(23,591,743	)(a)
Unrealized appreciation/(depreciation)	(8,819,786	)(b)

Total accumulated earnings/(deficit)	$(32,411,529)

(a)	As of October 31, 2020, the Fund had a net capital loss carryforward of $23,591,743.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net short-term capital loss carryforward of $8,055,266 and a net long-term capital loss carryforward of $15,536,477, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 61

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.24	$ 10.02	$ 10.28	$ 10.29	$ 10.14

Income From Investment Operations

Net investment income(a)(b)	.22	.24	.22	.19	.18

Net realized and unrealized gain (loss) on investment transactions	.07 (c)	.21	(.26)	(.01)	.16

Net increase (decrease) in net asset value from operations	.29	.45	(.04)	.18	.34

Less: Dividends

Dividends from net investment income	(.23)	(.23)	(.22)	(.19)	(.19)

Net asset value, end of period	$ 10.30	$ 10.24	$ 10.02	$ 10.28	$ 10.29

Total Return

Total investment return based on net asset value(d)	2.85%	4.58%	(.42)%	1.75%	3.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$138,454	$54,316	$75,127	$58,270	$37,345

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements	.85%	.86%	.86%	.86%	.86%

Net investment income(b)	2.14%	2.32%	2.13%	1.90%	1.78%

Portfolio turnover rate	29%	12%	15%	9%	9%

See footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.22	$ 10.01	$ 10.26	$ 10.27	$ 10.12

Income From Investment Operations

Net investment income(a)(b)	.14	.16	.14	.12	.10

Net realized and unrealized gain (loss) on investment transactions	.08 (c)	.20	(.25)	(.02)	.16

Net increase (decrease) in net asset value from operations	.22	.36	(.11)	.10	.26

Less: Dividends

Dividends from net investment income	(.15)	(.15)	(.14)	(.11)	(.11)

Net asset value, end of period	$ 10.29	$ 10.22	$ 10.01	$ 10.26	$ 10.27

Total Return

Total investment return based on net asset value(d)	2.16%	3.63%	(1.09)%	.99%	2.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,710	$7,717	$10,681	$12,693	$10,805

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements	1.61%	1.61%	1.61%	1.61%	1.61%

Net investment income(b)	1.43%	1.57%	1.37%	1.15%	1.03%

Portfolio turnover rate	29%	12%	15%	9%	9%

See footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.24	$ 10.03	$ 10.29	$ 10.30	$ 10.14

Income From Investment Operations

Net investment income(a)(b)	.25	.26	.24	.22	.21

Net realized and unrealized gain (loss) on investment transactions	.07 (c)	.21	(.26)	(.02)	.17

Net increase (decrease) in net asset value from operations	.32	.47	(.02)	.20	.38

Less: Dividends

Dividends from net investment income	(.25)	(.26)	(.24)	(.21)	(.22)

Net asset value, end of period	$ 10.31	$ 10.24	$ 10.03	$ 10.29	$ 10.30

Total Return

Total investment return based on net asset value(d)	3.19%	4.76%	(.17)%	2.00%	3.74%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$185,829	$205,541	$226,145	$199,635	$152,275

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.60%	.61%	.61%	.61%	.61%

Net investment income(b)	2.43%	2.57%	2.37%	2.15%	2.03%

Portfolio turnover rate	29%	12%	15%	9%	9%

See footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.19	$ 9.98	$ 10.25	$ 10.26	$ 10.11

Income From Investment Operations

Net investment income(a)(b)	.23	.25	.23	.21	.20

Net realized and unrealized gain (loss) on investment transactions	.07 (c)	.22	(.26)	(.01)	.16

Net increase (decrease) in net asset value from operations	.30	.47	(.03)	.20	.36

Less: Dividends

Dividends from net investment income	(.24)	(.26)	(.24)	(.21)	(.21)

Net asset value, end of period	$ 10.25	$ 10.19	$ 9.98	$ 10.25	$ 10.26

Total Return

Total investment return based on net asset value(d)	3.04%	4.72%	(.32)%	1.94%	3.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$444,500	$498,857	$485,386	$424,291	$333,311

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements	.67%	.67%	.67%	.67%	.68%

Net investment income(b)	2.33%	2.47%	2.27%	2.05%	1.93%

Portfolio turnover rate	29%	12%	15%	9%	9%

See footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 10.19	$ 9.99	$ 10.25	$ 10.26	$ 10.12

Income From Investment Operations

Net investment income(a)(b)	.24	.26	.24	.22	.21

Net realized and unrealized gain (loss) on investment transactions	.07 (c)	.21	(.25)	(.01)	.15

Net increase (decrease) in net asset value from operations	.31	.47	(.01)	.21	.36

Less: Dividends

Dividends from net investment income	(.25)	(.27)	(.25)	(.22)	(.22)

Net asset value, end of period	$ 10.25	$ 10.19	$ 9.99	$ 10.25	$ 10.26

Total Return

Total investment return based on net asset value(d)	3.14%	4.73%	(.12)%	2.04%	3.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$215,763	$238,306	$231,109	$213,880	$170,155

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.57%	.57%	.57%	.57%	.58%

Net investment income(b)	2.43%	2.57%	2.37%	2.14%	2.03%

Portfolio turnover rate.	29%	12%	15%	9%	9%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Bond Inflation Strategy (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 67

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2020

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. (Guy) Davidson III(2),* Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.
		77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

R.B. (Guy) Davidson III^ 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer—Municipal Business.

Terrance T. Hults 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head—Municipal Portfolio Management.

Matthew J. Norton 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head—Municipal Portfolio Management.

Andrew D. Potter 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 81

in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 83

NOTES

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AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0151-1020

OCT    10.31.20

ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Short Duration Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

ANNUAL REPORT

December 9, 2020

This report provides management’s discussion of fund performance for AB Short Duration Income Portfolio for the annual reporting period ended October 31, 2020.

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB SHORT DURATION INCOME PORTFOLIO

Class A Shares	7.21%	1.17%

Class C Shares	5.22%	0.51%

Advisor Class Shares[1]	5.86%	1.34%

Bloomberg Barclays 1-5 Year US Government/Credit Index	1.22%	4.47%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-5 Year US Government/Credit Index, for the six- and 12-month periods ended October 31, 2020.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Sector allocation was the primary detractor, relative to the benchmark, mostly from exposure to commercial mortgage-backed securities (“CMBS”), high-yield corporate bonds and credit default swaps, as well as agency risk-sharing transactions that were partially offset by exposure to investment-grade corporate bonds. Security selection in investment-grade and high-yield corporate bonds contributed to returns. Country allocation to a variety of emerging markets also contributed, while allocation to eurozone countries detracted. Yield-curve positioning and currency decisions did not materially impact performance during the period.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation contributed most, due to exposure in agency risk-sharing transactions, high-yield corporate bonds and credit default swaps, and CMBS that more than offset losses in investment-grade corporate bonds and US agency mortgages. Security

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selection in investment-grade corporate bonds also contributed, as did country allocation to the eurozone. Yield-curve positioning in the US detracted, while currency decisions did not have a meaningful impact on results.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. The utilization of government-agency-related To Be Announced mortgage short-term positions was a significant contributor to the Fund’s turnover rate of 336%.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive over the 12-month period ended October 31, 2020. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Emerging- and developed-market investment-grade corporate bonds led gains, followed by developed-market high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Corporate bonds in the US outperformed their European counterparts. Securitized assets also advanced, while emerging-market sovereign bonds were slightly positive and emerging-market local bonds fell during the period. The US dollar declined against most major developed-market currencies and gained against a majority of emerging-market currencies. Brent crude oil prices fell almost 34% as demand slowed sharply and the oil industry outlook was uncertain.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, primarily in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to US government securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-5 Year US Government/Credit Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-5 Year US Government/Credit Index is a broad-based benchmark that measures the nonsecuritized component of the Bloomberg Barclays US Aggregate Index. It includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and less may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

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DISCLOSURES AND RISKS (continued)

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/12/20181 TO 10/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Income Portfolio Class A shares (from 12/12/20181 to 10/31/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/12/2018.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.15%

1 Year	1.17%	-3.13%

Since Inception[2]	4.34%	1.98%

CLASS C SHARES			0.40%

1 Year	0.51%	-0.45%

Since Inception[2]	3.54%	3.54%

ADVISOR CLASS SHARES[3]			1.40%

1 Year	1.34%	1.34%

Since Inception[2]	4.52%	4.52%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.18%, 4.02% and 2.99% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.65%, 1.45% and 0.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2020.

2	Inception date: 12/12/2018.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.51%

Since Inception[1]	2.18%

CLASS C SHARES

1 Year	0.10%

Since Inception[1]	3.85%

ADVISOR CLASS SHARES[2]

1 Year	1.99%

Since Inception[1]	4.83%

1	Inception date: 12/12/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,072.10	$3.49	0.67%
Hypothetical**	$1,000	$1,021.77	$3.40	0.67%
Class C
Actual	$1,000	$1,052.20	$7.58	1.47%
Hypothetical**	$1,000	$1,017.75	$7.46	1.47%
Advisor Class
Actual	$1,000	$1,058.60	$2.43	0.47%
Hypothetical**	$1,000	$1,022.77	$2.39	0.47%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $42.8

1

All data are as of October 31, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following security types: Emerging Markets–Corporate Bonds and Emerging Markets–Treasuries.

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PORTFOLIO OF INVESTMENTS

October 31, 2020

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 54.0%
Indonesia – 0.2%
Indonesia Treasury Bond
Series FR56 8.375%, 09/15/2026	IDR	227,000	$17,330
Series FR77 8.125%, 05/15/2024		168,000	12,498
Series FR78 8.25%, 05/15/2029		916,000	69,146

			98,974

Mexico – 0.4%
Mexican Bonos Series M 20 7.50%, 06/03/2027	MXN	3,550	183,889

Peru – 0.7%
Peru Government Bond 5.70%, 08/12/2024	PEN	950	308,419

United States – 52.7%
U.S. Treasury Bonds 1.125%, 08/15/2040	U.S.$	155	147,444
1.25%, 05/15/2050		147	133,450
6.125%, 11/15/2027(a)		859	1,184,872
U.S. Treasury Notes 0.625%, 05/15/2030-08/15/2030		3,285	3,215,975
1.125%, 02/28/2022(b)		335	339,648
1.50%, 10/31/2024(a)		1,118	1,172,223
1.625%, 10/31/2026		1,427	1,520,201
1.625%, 08/15/2029(b)		4,477	4,800,291
2.00%, 05/31/2024		2,060	2,188,428
2.125%, 05/31/2026		1,245	1,359,190
2.25%, 11/15/2024		791	853,044
2.875%, 08/15/2028(a)		435	506,057
3.125%, 11/15/2028(a)		4,298	5,105,099

			22,525,922

Total Governments – Treasuries (cost $22,537,895)			23,117,204

MORTGAGE PASS-THROUGHS – 28.0%
Agency Fixed Rate 30-Year – 28.0%
Federal National Mortgage Association Series 2020 2.50%, 09/01/2050		1,491	1,580,804
Government National Mortgage Association Series 2020 3.00%, 11/01/2050, TBA		652	680,870

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Uniform Mortgage-Backed Security Series 2020 2.00%, 11/01/2050, TBA	U.S.$	490	$505,587
3.00%, 11/01/2050, TBA		1,927	2,014,426
3.50%, 11/01/2050, TBA		6,830	7,211,320

Total Mortgage Pass-Throughs (cost $12,000,153)			11,993,007

COLLATERALIZED MORTGAGE OBLIGATIONS – 15.6%
Risk Share Floating Rate – 14.9%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 1.899% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(d)		150	149,824
Series 2019-1A, Class M2 2.849% (LIBOR 1 Month + 2.70%), 03/25/2029(c)(d)		152	142,739
Series 2019-3A, Class M1B 1.749% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(d)		150	146,968
Series 2019-4A, Class M2 2.999% (LIBOR 1 Month + 2.85%), 10/25/2029(c)(d)		150	140,321
Series 2020-2A, Class M1C 4.149% (LIBOR 1 Month + 4.00%), 08/26/2030(c)(d)		150	150,750
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 2.449% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(d)		16	16,081
Series 2019-R03, Class 1M2 2.299% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(d)		25	24,868
Series 2019-R05, Class 1M2 2.149% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(d)		21	21,064
Series 2019-R06, Class 2M2 2.249% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(d)		43	42,761
Series 2020-R02, Class 2M1 0.899% (LIBOR 1 Month + 0.75%), 01/25/2040(c)(d)		39	39,125
Eagle RE Ltd. Series 2020-2, Class M1B 4.148% (LIBOR 1 Month + 4.00%), 10/25/2030(c)(d)		150	150,089

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 2.199% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(d)	U.S.$	10	$10,240
Series 2019-DNA4, Class M2 2.099% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(d)		28	28,256
Series 2019-HQA1, Class M2 2.499% (LIBOR 1 Month + 2.35%), 02/25/2049(c)(d)		14	13,916
Series 2020-DNA1, Class M2 1.849% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(d)		145	141,383
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN4, Class M3 4.699% (LIBOR 1 Month + 4.55%), 10/25/2024(c)		157	159,664
Series 2015-DNA3, Class M3 4.849% (LIBOR 1 Month + 4.70%), 04/25/2028(c)		235	244,696
Series 2015-HQA1, Class M3 4.849% (LIBOR 1 Month + 4.70%), 03/25/2028(c)		184	191,209
Series 2016-DNA4, Class M3 3.949% (LIBOR 1 Month + 3.80%), 03/25/2029(c)		240	248,789
Series 2017-DNA1, Class M2 3.399% (LIBOR 1 Month + 3.25%), 07/25/2029(c)		242	248,840
Series 2017-DNA2, Class M2 3.599% (LIBOR 1 Month + 3.45%), 10/25/2029(c)		400	411,035
Series 2018-DNA1, Class M2 1.949% (LIBOR 1 Month + 1.80%), 07/25/2030(c)		77	74,753
Series 2018-HQA1, Class M2 2.449% (LIBOR 1 Month + 2.30%), 09/25/2030(c)		112	109,429
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.049% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		203	210,727
Series 2015-C02, Class 1M2 4.149% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		49	49,108

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 2M2 4.149% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	U.S.$	30	$30,123
Series 2015-C03, Class 1M2 5.149% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		60	60,600
Series 2015-C04, Class 2M2 5.699% (LIBOR 1 Month + 5.55%), 04/25/2028(c)		4	3,848
Series 2016-C01, Class 1M2 6.899% (LIBOR 1 Month + 6.75%), 08/25/2028(c)		118	125,449
Series 2016-C01, Class 2M2 7.099% (LIBOR 1 Month + 6.95%), 08/25/2028(c)		15	16,608
Series 2016-C04, Class 1M2 4.399% (LIBOR 1 Month + 4.25%), 01/25/2029(c)		265	273,672
Series 2016-C05, Class 2M2 4.599% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		115	119,819
Series 2017-C02, Class 2B1 5.649% (LIBOR 1 Month + 5.50%), 09/25/2029(c)		24	24,728
Series 2017-C02, Class 2M2 3.799% (LIBOR 1 Month + 3.65%), 09/25/2029(c)		356	359,061
Series 2017-C04, Class 2M2 2.999% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		63	63,296
Series 2017-C05, Class 1M2 2.349% (LIBOR 1 Month + 2.20%), 01/25/2030(c)		55	54,370
Series 2017-C07, Class 2M2 2.649% (LIBOR 1 Month + 2.50%), 05/25/2030(c)		107	106,356
Series 2018-C01, Class 1B1 3.699% (LIBOR 1 Month + 3.55%), 07/25/2030(c)		180	166,475
Series 2018-C04, Class 2M2 2.699% (LIBOR 1 Month + 2.55%), 12/25/2030(c)		106	104,130
Home Re Ltd. Series 2018-1, Class M1 1.749% (LIBOR 1 Month + 1.60%), 10/25/2028(c)(d)		44	43,829

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1, Class M2 5.394% (LIBOR 1 Month + 5.25%), 10/25/2030(c)(d)	U.S.$	150	$149,998
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.049% (LIBOR 1 Month + 1.90%), 11/26/2029(c)(d)		160	158,718
Series 2019-1, Class M2 3.049% (LIBOR 1 Month + 2.90%), 11/26/2029(c)(d)		150	135,804
Oaktown Re II Ltd. Series 2018-1A, Class M1 1.699% (LIBOR 1 Month + 1.55%), 07/25/2028(c)(d)		31	30,892
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.099% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(d)		150	148,170
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.852% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)		57	50,734
Radnor Re Ltd. Series 2019-1, Class M1B 2.099% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(d)		96	95,738
Series 2019-2, Class M1B 1.899% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(d)		305	302,661
Series 2020-1, Class M1A 1.099% (LIBOR 1 Month + 0.95%), 02/25/2030(c)(d)		150	149,449
Series 2020-1, Class M1B 1.599% (LIBOR 1 Month + 1.45%), 02/25/2030(c)(d)		150	145,280
Series 2020-1, Class M1C 1.899% (LIBOR 1 Month + 1.75%), 02/25/2030(c)(d)		150	140,642
Traingle Re Ltd. Series 2020-1, Class M1C 4.647% (LIBOR 1 Month + 4.50%), 10/25/2030(c)(d)		150	149,890

			6,376,975

Agency Fixed Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(f)		127	27,352

18 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/2031(f)	U.S.$	359	$19,144
Series 2016-26, Class IO 5.00%, 05/25/2046(f)		284	49,597
Series 2016-31, Class IO 5.00%, 06/25/2046(f)		357	59,738
Series 2016-64, Class BI 5.00%, 09/25/2046(f)		47	8,027

			163,858

Agency Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 5.952% (6.10% – LIBOR 1 Month), 08/15/2044(c)(g)		169	34,185
Series 4906, Class SA 5.902% (6.05% – LIBOR 1 Month), 09/25/2049(c)(g)		166	32,841
Federal National Mortgage Association REMICs Series 2010-129, Class PS 6.551% (6.70% – LIBOR 1 Month), 11/25/2038(c)(g)		122	1,799
Series 2012-17, Class ES 6.401% (6.55% – LIBOR 1 Month), 03/25/2041(c)(g)		145	20,514
Series 2012-17, Class SE 5.801% (5.95% – LIBOR 1 Month), 03/25/2042(c)(g)		94	23,993
Series 2019-25, Class SA 5.901% (6.05% – LIBOR 1 Month), 06/25/2049(c)(g)		80	18,079
Series 2019-42, Class SQ 5.901% (6.05% – LIBOR 1 Month), 08/25/2049(c)(g)		95	15,968

			147,379

Total Collateralized Mortgage Obligations (cost $6,755,008)			6,688,212

CORPORATES – INVESTMENT GRADE – 9.4%
Financial Institutions – 5.1%
Banking – 4.0%
AIB Group PLC 4.75%, 10/12/2023(d)		200	217,276
Banco de Credito del Peru 3.125%, 07/01/2030(d)		39	39,390

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(d)	U.S.$	150	$167,813
Banco Santander SA 5.179%, 11/19/2025		200	227,860
Bank of America Corp. 2.738%, 01/23/2022		33	33,171
CIT Group, Inc. 3.929%, 06/19/2024		15	15,624
Danske Bank A/S 5.375%, 01/12/2024(d)		200	224,494
ING Groep NV 6.875%, 04/16/2022(d)(h)		200	207,046
Morgan Stanley Series G 4.00%, 07/23/2025		125	142,106
Nationwide Building Society 3.622%, 04/26/2023(d)		200	207,818
Santander Holdings USA, Inc. 3.244%, 10/05/2026		98	105,526
4.40%, 07/13/2027		12	13,360
Truist Financial Corp. Series P 4.95%, 09/01/2025(h)		107	114,306

			1,715,790

Finance – 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.875%, 01/16/2024		150	156,919
Aircastle Ltd. 4.125%, 05/01/2024		8	7,875
4.40%, 09/25/2023		13	13,079
5.00%, 04/01/2023		3	3,059
5.25%, 08/11/2025(d)		52	51,600
Synchrony Financial 2.85%, 07/25/2022		23	23,725
4.375%, 03/19/2024		15	16,417
4.50%, 07/23/2025		21	23,356

			296,030

Insurance – 0.4%
Centene Corp. 4.75%, 01/15/2025		40	41,105
Voya Financial, Inc. 5.65%, 05/15/2053		101	104,066

			145,171

20 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.0%
Sabra Health Care LP 4.80%, 06/01/2024	U.S.$	11	$11,620

			2,168,611

Industrial – 4.3%
Basic – 0.0%
Arconic Corp. 6.00%, 05/15/2025(d)		15	15,871
Vale Overseas Ltd. 3.75%, 07/08/2030		2	2,091

			17,962

Capital Goods – 0.4%
General Electric Co. 3.45%, 05/01/2027		133	140,896
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		7	7,431
4.40%, 03/15/2024		8	8,730

			157,057

Communications - Media – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 07/23/2022		130	137,750
ViacomCBS, Inc. 3.70%, 08/15/2024		26	28,341

			166,091

Consumer Cyclical - Automotive – 0.8%
General Motors Financial Co., Inc. 3.25%, 01/05/2023		75	77,768
3.70%, 05/09/2023		84	88,275
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(d)		18	18,978
Hyundai Capital America 5.875%, 04/07/2025(d)		121	141,126
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022(d)		7	7,077
2.80%, 01/13/2022(d)		4	4,055
3.45%, 03/15/2023(d)		6	6,166

			343,445

Consumer Cyclical - Other – 0.0%
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		14	15,588

Consumer Cyclical - Retailers – 0.1%
Ross Stores, Inc. 4.70%, 04/15/2027		26	30,558

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.2%
BAT Capital Corp. 4.70%, 04/02/2027	U.S.$	32	$36,672
Cigna Corp. 3.00%, 07/15/2023		60	63,694

			100,366

Energy – 0.9%
Cenovus Energy, Inc. 5.375%, 07/15/2025		28	29,538
Ecopetrol SA 5.875%, 05/28/2045		4	4,341
6.875%, 04/29/2030		45	54,090
Energy Transfer Operating LP 5.50%, 06/01/2027		80	88,723
ONEOK, Inc. 2.20%, 09/15/2025		17	16,774
5.85%, 01/15/2026		73	83,118
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(d)		40	35,741
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		16	16,990
4.65%, 10/15/2025		41	43,750
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		8	8,278

			381,343

Services – 0.1%
Booking Holdings, Inc. 4.10%, 04/13/2025		31	34,742
Expedia Group, Inc. 6.25%, 05/01/2025(d)		8	8,797

			43,539

Technology – 0.7%
Broadcom, Inc. 4.25%, 04/15/2026		80	89,980
4.70%, 04/15/2025		59	67,049
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 06/18/2026(d)		120	135,288

			292,317

Transportation - Airlines – 0.4%
Delta Air Lines, Inc. 7.00%, 05/01/2025(d)		42	45,829
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(d)		24	24,364

22 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Southwest Airlines Co. 5.25%, 05/04/2025	U.S.$	92	$102,077

			172,270

Transportation - Services – 0.3%
Aviation Capital Group LLC 3.50%, 11/01/2027(d)		4	3,534
3.875%, 05/01/2023(d)		11	11,002
4.125%, 08/01/2025(d)		16	15,401
4.375%, 01/30/2024(d)		26	26,184
5.50%, 12/15/2024(d)		77	80,183

			136,304

			1,856,840

Total Corporates – Investment Grade (cost $3,719,101)			4,025,451

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.1%
Non-Agency Fixed Rate CMBS – 8.2%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(d)		100	88,441
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.345%, 05/15/2052(f)		996	91,338
Bbcms Mortgage Trust Series 2017-C1, Class XA 1.488%, 02/15/2050(f)		1,526	107,416
CD Mortgage Trust Series 2016-CD1, Class XA 1.391%, 08/10/2049(f)		1,773	105,492
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.686%, 05/10/2058(f)		95	6,704
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class XA 1.045%, 04/10/2048(f)		2,512	99,888
Series 2016-P3, Class XA 1.70%, 04/15/2049(f)		1,096	73,344
Series 2017-P7, Class XA 1.117%, 04/14/2050(f)		983	53,086
Commercial Mortgage Trust Series 2012-CR5, Class C 4.32%, 12/10/2045(d)		100	97,437
Series 2013-CR6, Class C 3.777%, 03/10/2046(d)		112	108,374

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-CR16, Class D 4.927%, 04/10/2047(d)	U.S.$	100	$88,193
Series 2015-CR27, Class XA 0.938%, 10/10/2048(f)		1,323	50,451
Series 2016-DC2, Class XA 0.985%, 02/10/2049(f)		3,151	128,092
CSAIL Commercial Mortgage Trust Series 2015-C1, Class D 3.768%, 04/15/2050(d)		100	66,300
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.651%, 01/10/2045(d)		85	68,101
Series 2013-GC13, Class D 4.084%, 07/10/2046(d)		100	77,963
Series 2014-GC22, Class D 4.692%, 06/10/2047(d)		40	26,786
Series 2016-GS3, Class XA 1.236%, 10/10/2049(f)		1,506	78,117
Series 2017-GS5, Class XA 0.808%, 03/10/2050(f)		1,580	68,957
Series 2017-GS7, Class XA 1.123%, 08/10/2050(f)		3,426	195,295
Series 2019-GC39, Class XA 1.14%, 05/10/2052(f)		4,690	335,531
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class A3 4.07%, 11/15/2043(d)		235	234,641
Series 2012-C8, Class E 4.67%, 10/15/2045(d)		100	58,691
Series 2012-LC9, Class G 4.418%, 12/15/2047(d)		100	64,795
Series 2013-LC11, Class B 3.499%, 04/15/2046		110	107,247
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D 4.702%, 08/15/2046(d)		75	53,729
Series 2014-C21, Class D 4.657%, 08/15/2047(d)		100	87,743
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class B 3.708%, 05/15/2046		110	112,594
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.569%, 05/10/2045(d)		125	91,710
Series 2017-C1, Class XA 1.548%, 06/15/2050(f)		1,366	103,901

24 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C2, Class XA 1.082%, 08/15/2050(f)	U.S.$	2,784	$142,140
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.307%, 04/10/2046(d)		81	52,665
Wells Fargo Commercial Mortgage Trust Series 2016-C32, Class XA 1.264%, 01/15/2059(f)		930	46,023
Series 2016-C35, Class XA 1.932%, 07/15/2048(f)		1,227	100,163
Series 2016-LC24, Class XA 1.668%, 10/15/2049(f)		928	67,394
Series 2019-C52, Class XA 1.619%, 08/15/2052(f)		993	106,350
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.221%, 06/15/2044(d)		60	51,623
WFRBS Commercial Mortgage Trust Series 2011-C4, Class E 5.221%, 06/15/2044(d)		25	15,039

			3,511,754

Non-Agency Floating Rate CMBS – 0.9%
BFLD Series 2019-DPLO, Class D 1.988% (LIBOR 1 Month + 1.84%), 10/15/2034(c)(d)		59	54,675
Series 2019-DPLO, Class E 2.388% (LIBOR 1 Month + 2.24%), 10/15/2034(c)(d)		10	9,012
CLNY Trust Series 2019-IKPR, Class D 2.173% (LIBOR 1 Month + 2.03%), 11/15/2038(c)(d)		120	108,726
Great Wolf Trust Series 2019-WOLF, Class D 2.081% (LIBOR 1 Month + 1.93%), 12/15/2036(c)(d)		45	40,780
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 4.148% (LIBOR 1 Month + 4.00%), 05/15/2036(c)(d)		133	105,212
Starwood Retail Property Trust Series 2014-STAR, Class A 1.618% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(d)		89	65,614

			384,019

Total Commercial Mortgage-Backed Securities (cost $4,167,802)			3,895,773

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 7.0%
Industrial – 6.2%
Basic – 0.4%
Arconic Corp. 6.125%, 02/15/2028(d)	U.S.$	6	$6,322
Cleveland-Cliffs, Inc. 9.875%, 10/17/2025(d)		35	40,020
Graphic Packaging International LLC 4.75%, 07/15/2027(d)		6	6,518
Hecla Mining Co. 7.25%, 02/15/2028		29	31,175
Kaiser Aluminum Corp. 6.50%, 05/01/2025(d)		11	11,684
United States Steel Corp. 12.00%, 06/01/2025(d)		54	59,933
WR Grace & Co-Conn 4.875%, 06/15/2027(d)		19	19,801

			175,453

Capital Goods – 0.5%
Bombardier, Inc. 7.50%, 12/01/2024-03/15/2025(d)		28	20,572
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(d)		7	6,782
Energizer Holdings, Inc. 4.75%, 06/15/2028(d)		16	16,524
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(d)		23	23,805
GFL Environmental, Inc. 3.75%, 08/01/2025(d)		10	10,046
5.125%, 12/15/2026(d)		2	2,099
7.00%, 06/01/2026(d)		7	7,309
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024(d)		12	12,012
SPX FLOW, Inc. 5.875%, 08/15/2026(d)		35	36,542
TransDigm, Inc. 8.00%, 12/15/2025(d)		35	37,897
Triumph Group, Inc. 8.875%, 06/01/2024(d)		17	18,098
Wesco Distribution, Inc. 7.125%, 06/15/2025(d)		16	17,263

			208,949

Communications - Media – 0.2%
DISH DBS Corp. 5.00%, 03/15/2023		8	8,062

26 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Meredith Corp. 6.875%, 02/01/2026	U.S.$	10	$8,289
TEGNA, Inc. 4.75%, 03/15/2026(d)		25	25,818
Univision Communications, Inc. 5.125%, 02/15/2025(d)		4	3,932
9.50%, 05/01/2025(d)		20	21,843

			67,944

Consumer Cyclical - Automotive – 0.8%
Adient US LLC 9.00%, 04/15/2025(d)		40	43,977
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(d)		3	3,123
8.50%, 05/15/2027(d)		8	8,350
Ford Motor Co. 8.50%, 04/21/2023		90	99,325
9.00%, 04/22/2025		27	31,809
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(d)	EUR	116	124,088
Meritor, Inc. 6.25%, 06/01/2025(d)	U.S.$	5	5,117
Truck Hero, Inc. 8.50%, 04/21/2024(d)		5	5,276

			321,065

Consumer Cyclical - Entertainment – 1.0%
Carnival Corp. 11.50%, 04/01/2023(d)		88	96,853
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(d)		89	90,105
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(d)		47	51,267
11.50%, 06/01/2025(d)		78	89,226
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(d)		20	21,010
9.50%, 08/01/2025(d)		32	33,588
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(d)		21	22,236
Vail Resorts, Inc. 6.25%, 05/15/2025(d)		11	11,611
Viking Cruises Ltd. 5.875%, 09/15/2027(d)		12	9,268

			425,164

Consumer Cyclical - Other – 0.3%
Adams Homes, Inc. 7.50%, 02/15/2025(d)		13	13,096

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Boyd Gaming Corp. 8.625%, 06/01/2025(d)	U.S.$	6	$6,563
Caesars Entertainment, Inc. 6.25%, 07/01/2025(d)		18	18,515
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(d)		10	9,988
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(d)		11	11,641
Hilton Domestic Operating Co., Inc. 5.375%, 05/01/2025(d)		7	7,272
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(d)		24	25,017
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(d)		11	11,176
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(d)		15	16,635
Wyndham Destinations, Inc. 6.625%, 07/31/2026(d)		20	21,285

			141,188

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(d)		25	26,659
IRB Holding Corp. 7.00%, 06/15/2025(d)		26	27,723
Yum! Brands, Inc. 7.75%, 04/01/2025(d)		41	45,028

			99,410

Consumer Cyclical - Retailers – 0.6%
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(d)		6	6,304
Dufry One BV 2.50%, 10/15/2024(d)	EUR	100	105,281
L Brands, Inc. 6.875%, 07/01/2025(d)	U.S.$	7	7,501
9.375%, 07/01/2025(d)		10	11,605
Penske Automotive Group, Inc. 3.50%, 09/01/2025		20	20,057
Rite Aid Corp. 7.50%, 07/01/2025(d)		15	15,004
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(d)		30	30,666
Staples, Inc. 7.50%, 04/15/2026(d)		15	14,007

28 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

William Carter Co. (The) 5.50%, 05/15/2025(d)	U.S.$	22	$23,105

			233,530

Consumer Non-Cyclical – 0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(d)		21	21,336
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(d)		5	5,315
CHS/Community Health Systems, Inc. 6.25%, 03/31/2023		8	7,929
6.625%, 02/15/2025(d)		11	10,792
Legacy LifePoint Health LLC 6.75%, 04/15/2025(d)		25	26,465
LifePoint Health, Inc. 4.375%, 02/15/2027(d)		23	22,772
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(d)		24	25,421
Providence Service Corp. (The) 5.875%, 11/15/2025(d)		9	9,160
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(d)		7	7,541
Tenet Healthcare Corp. 4.875%, 01/01/2026(d)		9	9,127
7.50%, 04/01/2025(d)		29	31,242

			177,100

Energy – 0.7%
Apache Corp. 4.625%, 11/15/2025		6	5,681
4.875%, 11/15/2027		12	11,246
CITGO Petroleum Corp. 6.25%, 08/15/2022(d)		28	26,947
7.00%, 06/15/2025(d)		33	30,564
EnLink Midstream Partners LP 4.40%, 04/01/2024		5	4,559
EQT Corp. 8.75%, 02/01/2030		31	38,508
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/2028		15	12,454
Nabors Industries Ltd. 7.25%, 01/15/2026(d)		15	6,239
New Fortress Energy, Inc. 6.75%, 09/15/2025(d)		60	61,861

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Occidental Petroleum Corp. 2.70%, 02/15/2023	U.S.$	40	$35,837
5.875%, 09/01/2025		10	8,797
8.00%, 07/15/2025		18	17,555
Range Resources Corp. 5.00%, 03/15/2023		3	2,915
Transocean, Inc. 8.00%, 02/01/2027(d)		23	6,341
Western Midstream Operating LP 3.95%, 06/01/2025		5	4,631
4.75%, 08/15/2028		24	22,512
5.05%, 02/01/2030		20	18,970

			315,617

Other Industrial – 0.1%
Avient Corp. 5.75%, 05/15/2025(d)		16	16,807
IAA, Inc. 5.50%, 06/15/2027(d)		5	5,248

			22,055

Services – 0.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(d)		24	25,134
APX Group, Inc. 6.75%, 02/15/2027(d)		30	31,418
Aramark Services, Inc. 6.375%, 05/01/2025(d)		42	44,079
Sabre GLBL, Inc. 9.25%, 04/15/2025(d)		18	19,924
TripAdvisor, Inc. 7.00%, 07/15/2025(d)		12	12,480

			133,035

Technology – 0.4%
Boxer Parent Co., Inc. 7.125%, 10/02/2025(d)		6	6,428
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		14	14,519
CommScope, Inc. 5.50%, 03/01/2024(d)		20	20,424
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(d)		36	37,308
Microchip Technology, Inc. 4.25%, 09/01/2025(d)		9	9,329
NCR Corp. 8.125%, 04/15/2025(d)		18	19,791

30 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Presidio Holdings, Inc. 4.875%, 02/01/2027(d)	U.S.$	2	$2,054
8.25%, 02/01/2028(d)		2	2,122
Science Applications International Corp. 4.875%, 04/01/2028(d)		4	4,190
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(d)		60	60,812

			176,977

Transportation - Airlines – 0.2%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(d)		68	71,568

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(d)		2	1,886
10.50%, 05/15/2025(d)		38	43,784
XPO Logistics, Inc. 6.75%, 08/15/2024(d)		10	10,576

			56,246

			2,625,301

Financial Institutions – 0.8%
Banking – 0.3%
Alliance Data Systems Corp. 4.75%, 12/15/2024(d)		35	32,584
7.00%, 01/15/2026(d)		16	16,053
HSBC Finance Corp. 6.676%, 01/15/2021		61	61,584

			110,221

Brokerage – 0.0%
NFP Corp. 7.00%, 05/15/2025(d)		18	19,127

Finance – 0.3%
Navient Corp. 6.50%, 06/15/2022		14	14,379
SLM Corp. 4.20%, 10/29/2025		103	104,495

			118,874

Insurance – 0.0%
Acrisure LLC/Acrisure Finance, Inc. 8.125%, 02/15/2024(d)		7	7,329

Other Finance – 0.0%
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(d)		8	8,120

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.2%
Diversified Healthcare Trust 9.75%, 06/15/2025	U.S.$	36	$39,556
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(d)		31	31,564

			71,120

			334,791

Utility – 0.0%
Electric – 0.0%
Calpine Corp. 5.125%, 03/15/2028(d)		8	8,251
Talen Energy Supply LLC 7.25%, 05/15/2027(d)		5	4,940

			13,191

Total Corporates – Non-Investment Grade (cost $2,854,639)			2,973,283

COLLATERALIZED LOAN OBLIGATIONS – 1.5%
CLO - Floating Rate – 1.5%
Ballyrock CLO Ltd. Series 2019-2A, Class A1A 1.503% (LIBOR 3 Month + 1.25%), 11/20/2030(c)(d)		250	248,011
Signal Peak Clo 2 LLC Series 2015-1A, Class AR2 1.198% (LIBOR 3 Month + 0.98%), 04/20/2029(c)(d)		390	386,163

Total Collateralized Loan Obligations (cost $612,550)			634,174

ASSET-BACKED SECURITIES – 1.4%
Other ABS - Fixed Rate – 1.0%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 6.564%, 11/15/2044(e)		9	8,740
Series 2019-HP1, Class B
3.48%, 12/15/2026(d)		100	100,611
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(d)		100	99,595

32 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(d)	U.S.$	100	$101,298
SoFi Consumer Loan Program Trust Series 2020-1, Class D 2.94%, 01/25/2029(d)		100	99,645

			409,889

Autos - Fixed Rate – 0.4%
Exeter Automobile Receivables Trust Series 2018-4A, Class E 5.38%, 07/15/2025(d)		115	119,521
Series 2019-1A, Class E
5.20%, 01/15/2026(d)		40	41,935
Series 2019-2A, Class E
4.68%, 05/15/2026(d)		15	15,617
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(d)		14	14,283

			191,356

Total Asset-Backed Securities (cost $597,462)			601,245

GOVERNMENTS – SOVEREIGN AGENCIES – 1.4%
Canada – 1.4%
Canada Housing Trust No. 1 2.65%, 12/15/2028(d) (cost $559,708)	CAD	690	588,165

BANK LOANS – 1.0%
Industrial – 0.8%
Basic – 0.1%
Illuminate Buyer, LLC 4.148% (LIBOR 1 Month + 4.00%), 06/30/2027(i)	U.S.$	50	49,102

Capital Goods – 0.1%
BWay Holding Company 3.480% (LIBOR 3 Month + 3.25%), 04/03/2024(i)		28	25,843
Garrett Motion SARL (fka Garrett Motion Inc.) 5.750% (PRIME 2 Month + 2.50%), 09/27/2025(i)(j)		23	22,141

			47,984

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.0%
Nielsen Finance LLC 4.750% (LIBOR 1 Month + 3.75%), 06/04/2025(i)	U.S.$	10	$9,910
Univision Communications Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(i)		9	8,496

			18,406

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 3.650% (LIBOR 1 Month + 3.50%), 11/06/2024(i)		23	22,510

Consumer Cyclical - Other – 0.1%
Playtika Holding Corp. 7.000% (LIBOR 3 Month + 6.00%), 12/10/2024(i)		22	22,122

Consumer Cyclical - Retailers – 0.0%
PetSmart, Inc. 4.500% (LIBOR 3 Month + 3.50%), 03/11/2022(i)		17	17,213

Consumer Non-Cyclical – 0.1%
Froneri International Limited 5.898% (LIBOR 1 Month + 5.75%), 01/31/2028(i)(j)		8	7,693
U.S. Renal Care, Inc. 5.188% (LIBOR 1 Month + 5.00%), 06/26/2026(i)		28	26,602

			34,295

Other Industrial – 0.0%
Rockwood Service Corporation 4.398% (LIBOR 1 Month + 4.25%), 01/23/2027(i)(j)		3	3,100

Services – 0.1%
Amentum Government Services Holdings LLC 3.648% (LIBOR 1 Month + 3.50%), 01/29/2027(i)		3	2,866
Parexel International Corporation 2.898% (LIBOR 1 Month + 2.75%), 09/27/2024(i)		13	11,983
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(i)		20	16,001

			30,850

34 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.2%
athenahealth, Inc. 4.750% (LIBOR 3 Month + 4.50%), 02/11/2026(i)(j)	U.S.$	19	$18,381
Avaya Inc. 4.398% (LIBOR 1 Month + 4.25%), 12/15/2024(i)		1	879
Boxer Parent Company Inc. (fka BMC Software, Inc.) 4.398% (LIBOR 1 Month + 4.25%), 10/02/2025(i)		28	26,896
Pitney Bowes Inc. 5.650% (LIBOR 1 Month + 5.50%), 01/07/2025(i)		11	10,559
Presidio Holdings Inc. 3.720% (LIBOR 3 Month + 3.50%), 01/22/2027(i)		9	9,255
Solera, LLC (Solera Finance, Inc.) 2.916% (LIBOR 2 Month + 2.75%), 03/03/2023(i)		23	22,116

			88,086

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 4.964% (LIBOR 3 Month + 4.75%), 04/29/2023(i)		10	9,919

			343,587

Financial Institutions – 0.1%
Finance – 0.0%
Jefferies Finance LLC 3.188% (LIBOR 1 Month + 3.00%), 06/03/2026(i)		8	7,695

Insurance – 0.1%
Cross Financial Corp. 5.500% (LIBOR 1 Month + 4.50%), 09/15/2027(i)(j)		50	49,750
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.148% (LIBOR 1 Month + 4.00%), 09/03/2026(i)		11	10,519

			60,269

			67,964

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(i)		23	22,580

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(i)	U.S.$	4	$4,151

			26,731

Total Bank Loans (cost $445,800)			438,282

EMERGING MARKETS – SOVEREIGNS – 0.6%
Egypt – 0.5%
Egypt Government International Bond 5.75%, 05/29/2024(d)		212	216,902

Lebanon – 0.0%
Lebanon Government International Bond 6.10%, 10/04/2022(d)(k)(l)		16	2,195

Nigeria – 0.1%
Nigeria Government International Bond 5.625%, 06/27/2022		40	40,575

Total Emerging Markets – Sovereigns (cost $266,117)			259,672

GOVERNMENTS – SOVEREIGN BONDS – 0.5%
United Arab Emirates – 0.5%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(d) (cost $198,573)		200	211,800

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Mexico – 0.4%
Petroleos Mexicanos 5.35%, 02/12/2028		101	86,273
5.95%, 01/28/2031		53	44,305
6.49%, 01/23/2027		22	20,466

Total Quasi-Sovereigns (cost $153,120)			151,044

EMERGING MARKETS – CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.0%
Eldorado Gold Corp. 9.50%, 06/01/2024(d)		15	16,389

36 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027	U.S.$	91	$86,167

Energy – 0.1%
Leviathan Bond Ltd. 6.125%, 06/30/2025(d)		23	23,578

Total Emerging Markets – Corporate Bonds (cost $120,299)			126,134

EMERGING MARKETS –TREASURIES – 0.2%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2023 (cost $128,415)	BRL	487	92,975

		Shares
SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.03%(m)(n)(o) (cost $430,320)		430,320	430,320

		Principal Amount (000)
Governments – Treasuries – 0.1%
Egypt – 0.1%
Egypt Treasury Bills Series 182D Zero Coupon, 03/23/2021	EGP	125	7,566
Series 273D Zero Coupon, 11/17/2020		200	12,670

Total Governments – Treasuries (cost $20,030)			20,236

Total Short-Term Investments (cost $450,350)			450,556

Total Investments – 131.5% (cost $55,566,992)			56,246,977
Other assets less liabilities – (31.5)%			(13,465,266)

Net Assets – 100.0%			$42,781,711

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	2	December 2020	$314,562	$(5,878)

Sold Contracts
10 Yr Canadian Bond Futures	4	December 2020	453,472	2,606
10 Yr Mini Japan Government Bond Futures	3	December 2020	435,207	(723)
Euro-Schatz Futures	3	December 2020	392,946	(702)
U.S. T-Note 2 Yr (CBT) Futures	3	December 2020	662,531	200
U.S. T-Note 5 Yr (CBT) Futures	4	December 2020	502,407	1,089
U.S. T-Note 10 Yr (CBT) Futures	104	December 2020	14,374,750	117,785

				$114,377

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	BRL	597	USD	108	11/04/2020	$3,675
BNP Paribas SA	USD	103	BRL	597	11/04/2020	610
BNP Paribas SA	CAD	841	USD	633	12/10/2020	1,774
Citibank, NA	BRL	597	USD	103	11/04/2020	(610)
Citibank, NA	USD	104	BRL	597	11/04/2020	(90)
Citibank, NA	BRL	597	USD	104	12/02/2020	141
Deutsche Bank AG	PEN	1,109	USD	313	11/13/2020	6,032
Goldman Sachs Bank USA	IDR	1,234,755	USD	82	01/15/2021	(519)
State Street Bank & Trust Co.	JPY	2,145	USD	20	12/11/2020	(183)
State Street Bank & Trust Co.	MXN	3,565	USD	166	12/11/2020	(1,165)
State Street Bank & Trust Co.	EUR	260	USD	306	12/18/2020	3,075

						$12,740

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)%	Quarterly	3.96%	USD	186	$(8,990)	$(172)	$(8,818)

Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	3.70	USD	698	37,874	(59,174)	97,048
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	4.23	USD	1,537	61,463	86,359	(24,896)

38 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Company 4.346% 12/08/2026, 6/20/2024*	5.00%	Quarterly	2.87%	USD	40	$3,094	$4,087	$(993)
iTraxx -Xover Series 34, 5 Year Index, 12/20/2025*	5.00	Quarterly	3.67	EUR	1,560	119,677	113,268	6,409

						$213,118	$144,368	$68,750

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	670	05/24/2021	2.288%	3 Month LIBOR	Semi-Annual/Quarterly	$(14,136)	$—	$(14,136)
CAD	680	05/22/2024	3 Month CDOR	1.985%	Semi-Annual/ Semi-Annual	27,262	—	27,262
USD	260	05/24/2024	2.206%	3 Month LIBOR	Semi-Annual/Quarterly	(19,769)	—	(19,769)

						$(6,643)	$—	$(6,643)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	500	$(161,800)	$(184,899)	$23,099
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	10	(3,237)	(2,666)	(571)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	18	(5,826)	(4,443)	(1,383)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	19	(6,150)	(4,643)	(1,507)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	26	(8,416)	(6,354)	(2,062)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	24	(7,765)	(2,049)	(5,716)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	36	(11,647)	(3,058)	(8,589)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	53	(17,146)	(3,289)	(13,857)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	79	(25,557)	(4,867)	(20,690)

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	9.67%	USD	360	$(44,932)	$(11,407)	$(33,525)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	555	(179,552)	(76,453)	(103,099)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	24	(7,764)	(2,039)	(5,725)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	156	(50,469)	(33,834)	(16,635)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	400	(129,407)	(49,793)	(79,614)
JPMorgan Chase Bank, NA
Rolls-Royce PLC, 2.125%,06/18/2021, 06/20/2025*	1.00	Quarterly	4.32	EUR	15	(2,389)	(2,780)	391
Rolls-Royce PLC, 2.125%,06/18/2021, 06/20/2025*	1.00	Quarterly	4.32	EUR	15	(2,389)	(2,764)	375
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	12	(3,882)	(1,019)	(2,863)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	196	(98,123)	(38,301)	(59,822)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3	(971)	(183)	(788)

						$(767,422)	$(434,841)	$(332,581)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx USD Contingent Convertible Liquid Developed Markets AT1 Index TRI	3 Month LIBOR	Maturity	USD	209	12/20/2020	$58,659

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2020
HSBC Bank USA†	0.14%	—	$847,192
HSBC Bank USA†	0.14%	—	1,289,871
HSBC Bank USA†	0.14%	—	1,213,215

			$3,350,278

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2020

40 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Governments – Treasuries	$3,350,278	$0	$0	$0	$3,350,278

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2020.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $10,914,886 or 25.5% of net assets.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.14% of net assets as of October 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 6.564%, 11/15/2044	10/09/2019	$9,246	$8,740	0.02%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.852%, 10/27/2022	10/11/2019	56,642	50,734	0.12%

(f)	IO – Interest Only.

(g)	Inverse interest only security.

(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(i)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2020.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)	Non-income producing security.

(l)	Defaulted.

(m)	Affiliated investments.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EGP – Egyptian Pound

EUR – Euro

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

PEN – Peruvian Sol

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $55,136,672)	$55,816,657
Affiliated issuers (cost $430,320)	430,320
Cash	41,056
Cash collateral due from broker	511,446
Foreign currencies, at value (cost $16,406)	16,317
Unaffiliated interest and dividends receivable	352,938
Receivable for variation margin on futures	114,549
Receivable for capital stock sold	101,816
Unrealized appreciation on total return swaps	58,659
Receivable for investment securities sold	37,645
Receivable due from Adviser	16,034
Unrealized appreciation on forward currency exchange contracts	15,307
Affiliated dividends receivable	12

Total assets	57,512,756

Liabilities
Payable for investment securities purchased	10,439,080
Payable for reverse repurchase agreements	3,350,278
Market value on credit default swaps (net premiums received $434,841)	767,422
Dividends payable	56,394
Payable for capital stock redeemed	26,124
Unrealized depreciation on forward currency exchange contracts	2,567
Payable for variation margin on centrally cleared swaps	1,976
Directors’ fees payable	1,512
Transfer Agent fee payable	1,452
Distribution fee payable	534
Accrued expenses and other liabilities	83,706

Total liabilities	14,731,045

Net Assets	$42,781,711

Composition of Net Assets
Capital stock, at par	$4,300
Additional paid-in capital	42,638,291
Distributable earnings	139,120

$42,781,711

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$371,181	37,295	$9.95	*

C	$730,333	73,376	$9.95

Advisor	$41,680,197	4,189,822	$9.95

*	The maximum offering price per share for Class A shares was $10.39 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income
Interest (net of foreign taxes withheld of $1,158)	$836,101
Dividends—Affiliated issuers	1,965	$838,066

Expenses
Advisory fee (see Note B)	112,090
Distribution fee—Class A	403
Distribution fee—Class C	3,074
Transfer agency—Class A	125
Transfer agency—Class C	204
Transfer agency—Advisor Class	20,824
Custody and accounting	111,789
Administrative	75,556
Registration fees	72,277
Audit and tax	62,385
Legal	26,420
Directors’ fees	16,413
Printing	12,740
Amortization of offering expenses	7,032
Miscellaneous	7,862

Total expenses before interest expense	529,194
Interest expense	11,241

Total expenses	540,435
Less: expenses waived and reimbursed by the Adviser (see Note B)	(381,984)

Net expenses		158,451

Net investment income		679,615

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		759,388
Securities sold short		1,310
Forward currency exchange contracts		59,629
Futures		(551,079)
Swaps		(298,724)
Foreign currency transactions		(45,740)
Net change in unrealized appreciation/depreciation of:
Investments(b)		404,345
Securities sold short		(377)
Forward currency exchange contracts		23,002
Futures		101,512
Swaps		(280,043)
Foreign currency denominated assets and liabilities		499

Net gain on investment and foreign currency transactions		173,722

Net Increase in Net Assets from Operations		$853,337

(a)	Net of foreign capital gains taxes of $2,692.

(b)	Net of increase in accrued foreign capital gains taxes of $545.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	December 12, 2018(a) to October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$679,615	$448,633
Net realized gain (loss) on investment and foreign currency transactions	(75,216)	271,185
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	248,938	345,304

Net increase in net assets from operations	853,337	1,065,122
Distributions to Shareholders
Class A	(7,576)	(349)
Class C	(8,867)	(277)
Advisor Class	(1,417,004)	(546,416)
Capital Stock Transactions
Net increase	27,840,328	15,000,000
Capital Contributions
Proceeds from third party vendor (see Note E)	3,413	– 0	–

Total increase	27,263,631	15,518,080
Net Assets
Beginning of period	15,518,080	– 0	–

End of period	$42,781,711	$15,518,080

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2020

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on December 12, 2018. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

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NOTES TO FINANCIAL STATEMENTS (continued)

data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Governments – Treasuries	$	– 0	–	$23,117,204	$–0	–	$23,117,204
Mortgage Pass – Throughs		– 0	–	11,993,007	– 0	–	11,993,007
Collateralized Mortgage Obligations		– 0	–	6,688,212	– 0	–	6,688,212
Corporates – Investment Grade		– 0	–	4,025,451	– 0	–	4,025,451
Commercial Mortgage-Backed Securities		– 0	–	3,895,773	– 0	–	3,895,773
Corporates – Non-Investment Grade		– 0	–	2,973,283	– 0	–	2,973,283
Collateralized Loan Obligations		– 0	–	634,174	– 0	–	634,174
Asset-Backed Securities		– 0	–	601,245	– 0	–	601,245
Governments – Sovereign Agencies		– 0	–	588,165	– 0	–	588,165
Bank Loans		– 0	–	337,217	101,065		438,282
Emerging Markets – Sovereigns		– 0	–	259,672	– 0	–	259,672
Governments – Sovereign Bonds		– 0	–	211,800	– 0	–	211,800
Quasi-Sovereigns		– 0	–	151,044	– 0	–	151,044
Emerging Markets – Corporate Bonds		– 0	–	126,134	– 0	–	126,134

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Emerging Markets –Treasuries	$	– 0	–	$92,975		$	– 0	–	$92,975
Short-Term Investments:
Investment Companies		430,320		– 0	–		– 0	–	430,320
Governments – Treasuries		– 0	–	20,236			– 0	–	20,236

Total Investments in Securities		430,320		55,715,592			101,065		56,246,977
Other Financial Instruments(a):
Assets:
Futures		121,680		– 0	–		– 0	–	121,680	(b)
Forward Currency Exchange Contracts		– 0	–	15,307			– 0	–	15,307
Centrally Cleared Credit Default Swaps		– 0	–	222,108			– 0	–	222,108	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	27,262			– 0	–	27,262	(b)
Total Return Swaps		– 0	–	58,659			– 0	–	58,659
Liabilities:
Futures		(7,303)		– 0	–		– 0	–	(7,303	)(b)
Forward Currency Exchange Contracts		– 0	–	(2,567)			– 0	–	(2,567)
Centrally Cleared Credit Default Swaps		– 0	–	(8,990)			– 0	–	(8,990	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(33,905)			– 0	–	(33,905	)(b)
Credit Default Swaps		– 0	–	(767,422)			– 0	–	(767,422)
Reverse Repurchase Agreements		(3,350,278)		– 0	–		– 0	–	(3,350,278)

Total		$(2,805,581)		$55,226,044			$101,065		$52,521,528

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

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NOTES TO FINANCIAL STATEMENTS (continued)

income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and

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NOTES TO FINANCIAL STATEMENTS (continued)

losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

9. Offering Expenses

Offering expenses of $61,122 were deferred and amortized on a straight line basis over a one year period starting from December 12, 2018 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended October 31, 2020, such reimbursement/waivers amounted to $306,046. The Expense Caps may not be terminated by the Adviser before January 31, 2021. Any fees waived and expenses borne by the Adviser through January 20, 2021 may be reimbursed by Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such

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NOTES TO FINANCIAL STATEMENTS (continued)

waivers that are subject to repayment amounted to $265,740 and $306,046 for the years ended October 31, 2019 and October 31, 2020, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2020, the Adviser voluntarily agreed to waive such fees in the amount of $75,556.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,574 for the year ended October 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2020, such waiver amounted to $382.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$57	$33,617	$33,244	$430	$2

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing

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NOTES TO FINANCIAL STATEMENTS (continued)

fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $-0- for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2020 were as follows:

	Purchases	Sales	Securities Sold Short			Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$16,234,246	$5,896,423	$	– 0	–	$	– 0	–
U.S. government securities	160,043,905	134,341,133		– 0	–		781,924

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$55,571,427

Gross unrealized appreciation	$1,943,038
Gross unrealized depreciation	(1,203,157)

Net unrealized appreciation	$739,881

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2020, the Fund held futures for hedging and non-hedging purposes.

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•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining

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market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on

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requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

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greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2020, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$121,680	*	Receivable/Payable for variation margin on futures	$7,303	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	103,457	*	Receivable/Payable for variation margin on centrally cleared swaps	34,707	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	27,262	*	Receivable/Payable for variation margin on centrally cleared swaps	33,905	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	15,307		Unrealized depreciation on forward currency exchange contracts	2,567

Credit contracts				Market value on credit default swaps	767,422

Credit contracts	Unrealized appreciation on total return swaps	58,659

Total		$326,365			$845,904

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(551,079)	$101,512

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	59,629	23,002

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(3,773)	$	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,988)		9,264

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(292,736)		(289,307)

Total		$(793,947)		$(155,529)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2020:

Futures:
Average notional amount of buy contracts	$437,303	(a)
Average notional amount of sale contracts	$11,301,981
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$501,803
Average principal amount of sale contracts	$2,501,800
Purchased Swaptions:
Average notional amount	$760,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,446,068
Credit Default Swaps:
Average notional amount of sale contracts	$1,922,458
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$927,628	(c)
Average notional amount of sale contracts	$4,706,343
Total Return Swaps:
Average notional amount	$150,000

(a)	Positions were open for six months during the year.

(b)	Positions were open for three months during the year.

(c)	Positions were open for eight months during the year.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$6,059	$	– 0	–	$	– 0	–	$	– 0	–	$6,059
Citibank, NA/Citigroup Global Markets, Inc.	141		(141)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	6,032		– 0	–		– 0	–		– 0	–	6,032
Goldman Sachs Bank USA/Goldman Sachs International	58,659		(58,659)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	3,075		(1,348)			– 0	–		– 0	–	1,727

Total	$73,966		$(60,148)		$	– 0	–	$	– 0	–	$13,818	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	248,244	(141)			– 0	–	(248,103)		– 0	–
Credit Suisse International	224,484	– 0	–		– 0	–	(224,484)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	188,159	(58,659)			– 0	–	– 0	–	129,500
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	106,783	– 0	–		– 0	–	– 0	–	106,783
Morgan Stanley Capital Services LLC	971	– 0	–		– 0	–	– 0	–	971
State Street Bank & Trust Co.	1,348	(1,348)			– 0	–	– 0	–	– 0	–

Total	$769,989	$(60,148)		$	– 0	–	$(472,587)		$237,254	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

4. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month

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and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2020, the Fund earned drop income of $32,940 which is included in interest income in the accompanying statement of operations.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2020, the average amount of reverse repurchase agreements outstanding was $1,759,618.94 and the daily weighted average interest rate was 0.38%. At October 31, 2020, the Fund had reverse repurchase agreements outstanding in the amount of $3,350,278 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2020:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$3,350,278	$(3,318,807)	$31,471

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2020	December 12, 2018(a) to October 31, 2019		Year Ended October 31, 2020	December 12, 2018(a) to October 31, 2019

Class A
Shares sold	73,345	1,000		$720,666	$10,000

Shares issued in reinvestment of dividends	271	– 0	–	2,684	– 0	–

Shares redeemed	(37,321)	– 0	–	(372,260)	– 0	–

Net increase	36,295	1,000		$351,090	$10,000

Class C
Shares sold	74,937	1,000		$734,576	$10,000

Shares issued in reinvestment of dividends	845	– 0	–	8,352	– 0	–

Shares redeemed	(3,406)	– 0	–	(34,020)	– 0	–

Net increase	72,376	1,000		$708,908	$10,000

Advisor Class
Shares sold	3,398,430	1,498,000		$33,761,871	$14,980,000

Shares issued in reinvestment of dividends	13,829	– 0	–	136,589	– 0	–

Shares redeemed	(720,437)	– 0	–	(7,118,130)	– 0	–

Net increase	2,691,822	1,498,000		$26,780,330	$14,980,000

(a)	Commencement of operations.

At October 31, 2020, the Adviser owns approximately 58% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

During the year ended October 31, 2020, a third party vendor reimbursed the Fund $3,413 for losses incurred due to a pricing error. This amount is presented in the Fund’s statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The market value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon

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NOTES TO FINANCIAL STATEMENTS (continued)

reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2020 and the period ended October 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,419,417	$547,042
Net long-term capital gains	14,030	– 0	–

Total taxable distributions paid	$1,433,447	$547,042

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(538,834	)(a)
Unrealized appreciation/(depreciation)	738,836	(b)

Total accumulated earnings/(deficit)	$200,002	(c)

(a)	As of October 31, 2020, the cumulative deferred loss on straddles was $538,834.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward realized

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NOTES TO FINANCIAL STATEMENTS (continued)

capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to non-deductible excise tax paid and the tax treatment of swaps resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31, 2020		December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.23		.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28	)(d)	.42

Capital Contributions	.16		– 0	–

Net increase in net asset value from operations	.11		.70

Less: Dividends and Distributions

Dividends from net investment income	(.38)		(.35)

Distributions from net realized gain on investment transactions	(.13)		– 0	–

Total dividends and distributions	(.51)		(.35)

Net asset value, end of period	$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(e)	1.17%		7.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$371		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.68%		.70	%^

Expenses, before waivers/reimbursements(f)	1.77%		3.18	%^

Net investment income(c)	2.28%		3.14	%^

Portfolio turnover rate**	336%		178%

Portfolio turnover rate (including securities sold short)**	336%		181%

See	footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31, 2020		December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 10.34		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.09		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04	)(d)	.41

Net increase in net asset value from operations	.05		.62

Less: Dividends and Distributions

Dividends from net investment income	(.31)		(.28)

Distributions from net realized gain on investment transactions	(.13)		– 0	–

Total dividends and distributions	(.44)		(.28)

Net asset value, end of period	$ 9.95		$ 10.34

Total Return

Total investment return based on net asset value(e)	.51%		6.23%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$730		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.48%		1.49	%^

Expenses, before waivers/reimbursements(f)	2.57%		4.02	%^

Net investment income(c)	.93%		2.34	%^

Portfolio turnover rate**	336%		178%

Portfolio turnover rate (including securities sold short)**	336%		181%

See	footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31, 2020		December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.21		.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08	)(d)	.41

Net increase in net asset value from operations	.13		.71

Less: Dividends and Distributions

Dividends from net investment income	(.40)		(.36)

Distributions from net realized gain on investment transactions	(.13)		– 0	–

Total dividends and distributions	(.53)		(.36)

Net asset value, end of period	$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(e)	1.34%		7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$41,681		$15,498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.48%		.49	%^

Expenses, before waivers/reimbursements(f)	1.68%		2.99	%^

Net investment income(c)	2.13%		3.31	%^

Portfolio turnover rate**	336%		178%

Portfolio turnover rate (including securities sold short)**	336%		181%

See	footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	Year Ended October 31, 2020	December 12, 2018(a) to October 31, 2019
Class A
Net of waivers/reimbursements	.65%	.65	%^
Before waivers/reimbursements	1.73%	3.13	%^
Class C
Net of waivers/reimbursements	1.45%	1.45	%^
Before waivers/reimbursements	2.54%	3.97	%^
Advisor Class
Net of waivers/reimbursements	.45%	.45	%^
Before waivers/reimbursements	1.64%	2.95%

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration Income Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 2020 and the period from December 12, 2018 (commencement of operations) through October 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended October 31, 2020 and the period from December 12, 2018 (commencement of operations) through October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended October 31, 2020. For foreign shareholders, 79.42% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2),* Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Short Duration Income Investment team. Messrs. DiMaggio, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 60 (2018)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2018)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2018)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2018)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 65 (2018)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 68 (2018)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 81 (2018)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also co-Head of Fixed-Income.

Gershon M. Distenfeld 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also co-Head of Fixed-Income.

Douglas J. Peebles^ 55	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Fixed Income.

Matthew S. Sheridan 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement and New Advisory Agreements

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) for an initial two-year period at a meeting held on July 31-August 2, 2018 (the “Meeting”), as well as new Advisory Agreements with the same terms (together with the Advisory Agreement, the “Advisory Agreements”) in connection with the plans of AXA S.A. to sell its remaining interest in AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser), subject to market conditions, in one or more transactions that may be deemed to involve an “assignment” of one or more advisory agreements between the Adviser and the Company in respect of the Fund.*

Prior to approval of the Advisory Agreements, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreements with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreements, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreements provide that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreements. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreements.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreements. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median.

The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreements would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreements, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had

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previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the projected total expense ratio of the Class A shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the Fund for a one year period. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

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Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0151-1020

OCT    10.31.20

ANNUAL REPORT

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 1

ANNUAL REPORT

December 11, 2020

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Opportunities Portfolio for the annual reporting period ended October 31, 2020. Prior to February 5, 2020, the Fund was named AB Tax-Aware Fixed Income Portfolio.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Class A Shares	11.84%	0.63%

Class C Shares[1]	11.42%	-0.13%

Advisor Class Shares[2]	12.08%	0.97%

Bloomberg Barclays Municipal Bond Index	4.99%	3.59%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2020.

All share classes of the Fund underperformed the benchmark during the 12-month period, before sales charges. Credit positioning detracted, relative to the benchmark, as credit spreads widened in a flight to quality. An overweight to the securitized sector detracted, while an overweight to consumer price index (“CPI”) swaps contributed. An overweight to municipals also contributed.

All share classes of the Fund outperformed the benchmark during the six-month period, before sales charges. Credit positioning contributed, as credit spreads tightened. An overweight to the securitized sector detracted, while an overweight to CPI swaps contributed. An underweight to interest rate swaps and an overweight to municipals also contributed. There were no other noteworthy detractors over the six-month period.

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The Fund utilized derivatives in the form of credit default swaps for hedging and investment purposes, which detracted from absolute performance for both periods. CPI swaps were utilized for hedging purposes and added over both periods. Interest rate swaps were utilized for hedging purposes and detracted from performance over the 12-month period and had no material impact over the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite record volatility across most financial markets as the COVID-19 pandemic developed last spring, municipal performance was positive over both the six- and 12-month periods ended October 31, 2020. Following the onset of the virus, the US economy quickly contracted; however, according to the Federal Reserve Bank of New York, the US economy stopped contracting in early May and began a steady recovery through the rest of the summer. With respect to monetary policy, the US Federal Reserve (“the Fed”) Board of Governors stated that short-term interest rates were likely to be held at current low levels for the next few years. Consistent with the improving economy and steady monetary policy, municipals have continued to perform well following the sharp sell-off in March.

While outflows from open-end municipal bond funds and a general lack of liquidity across most markets sparked the sell-off in March, these themes have since largely abated, as investors have taken comfort in the significant federal support provided to state and local governments. On the monetary side, the Fed established the Municipal Liquidity Facility, which can purchase as much as $500 billion in short-term notes directly from municipalities, helping alleviate near-term liquidity concerns for eligible municipalities. The fiscal side brought issuers additional support in the form of the CARES Act, which included $150 billion to state and local governments, $120 billion to hospitals, $31 billion for education, $25 billion for transportation and $10 billion to airports.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income and selective below investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and

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return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.59% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment-grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that, including public health crises (including the occurrence of a contagious disease or illness), affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting

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DISCLOSURES AND RISKS (continued)

the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/11/20131 TO 10/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Fixed Income Opportunities Portfolio Class A shares (from 12/11/20131 to 10/31/2020) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/11/2013.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.63%	-2.37%

5 Years	2.94%	2.31%

Since Inception[1]	3.45%	2.99%

CLASS C SHARES

1 Year	-0.13%	-1.10%

5 Years	2.17%	2.17%

Since Inception[1]	2.69%	2.69%

ADVISOR CLASS SHARES[2]

1 Year	0.97%	0.97%

5 Years	3.22%	3.22%

Since Inception[1]	3.73%	3.73%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.30%, 2.06% and 1.05% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/11/2013.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.65%

5 Years	2.35%

Since Inception[1]	2.98%

CLASS C SHARES

1 Year	-1.39%

5 Years	2.19%

Since Inception[1]	2.68%

ADVISOR CLASS SHARES[2]

1 Year	0.58%

5 Years	3.22%

Since Inception[1]	3.71%

1	Inception date: 12/11/2013.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,118.40	$4.21	0.79%
Hypothetical**	$1,000	$1,021.17	$4.01	0.79%
Class C
Actual	$1,000	$1,114.20	$8.18	1.54%
Hypothetical**	$1,000	$1,017.39	$7.81	1.54%
Advisor Class
Actual	$1,000	$1,120.80	$2.88	0.54%
Hypothetical**	$1,000	$1,022.42	$2.75	0.54%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $75.4

1

All data are as of October 31, 2020. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.3% in 23 different states, American Samoa, District of Columbia and Guam.

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PORTFOLIO OF INVESTMENTS

October 31, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.1%
Long-Term Municipal Bonds – 96.1%
Alabama – 1.0%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/2042	$110	$127,413
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	595	652,156

		779,569

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	135	168,121

Arizona – 0.8%
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	202	210,291
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	200	200,910
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020A 4.00%, 07/15/2050(a)	100	95,637
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	100	105,337

		612,175

California – 3.4%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2037	175	201,047
California Housing Finance Series 20192 4.00%, 03/20/2033	158	173,654
California Municipal Finance Authority (CHF-Riverside II LLC) 5.00%, 05/15/2040	250	294,625

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	$250	$259,105
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.50%, 12/01/2058(a)	250	282,535
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	1,305	1,342,140

		2,553,106

Colorado – 3.4%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	615	622,810
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	540	638,528
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 09/01/2030	200	227,292
Copper Ridge Metropolitan District 5.00%, 12/01/2039	500	469,545
Vauxmont Metropolitan District AGM 5.00%, 12/15/2028-12/01/2050	480	566,760

		2,524,935

Connecticut – 1.0%
City of New Haven CT Series 2018A 5.50%, 08/01/2038	615	716,432

District of Columbia – 0.2%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 06/01/2041	100	109,827

Florida – 6.3%
Bexley Community Development District Series 2016 4.875%, 05/01/2047	100	103,579

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Citizens Property Insurance, Inc. Series 2015A 5.00%, 06/01/2022	$310	$325,528
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2053	1,000	278,980
County of Lake FL (Waterman Communities, Inc.) 3.375%, 08/15/2026	100	100,090
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 06/01/2028	780	914,269
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/2031	265	303,067
County of Osceola FL Transportation Revenue Series 2020A
Zero Coupon, 10/01/2036	230	139,017
North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	270	305,704
Pinellas County Industrial Development Authority 5.00%, 07/01/2039	505	567,736
State Board of Administration Finance Corp.
Series 2020A 1.258%, 07/01/2025	175	176,827
1.705%, 07/01/2027	120	120,484
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	655	739,574
Village Community Development District No. 13 3.55%, 05/01/2039	635	653,840

		4,728,695

Georgia – 1.7%
City of Atlanta GA Department of Aviation Series 2012A 5.00%, 01/01/2031	310	324,226
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	760	828,537
Municipal Electric Authority of Georgia 5.00%, 01/01/2038	100	121,497

		1,274,260

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Guam – 0.3%
Territory of Guam 5.00%, 11/15/2031	$225	$239,029

Illinois – 10.5%
Chicago Board of Education
Series 2010 6.319%, 11/01/2029	325	335,000
Series 2012A 5.00%, 12/01/2042	240	242,868
Series 2019A 5.00%, 12/01/2029-12/01/2030	200	222,991
Series 2019B 5.00%, 12/01/2033	100	109,255
Chicago O’Hare International Airport
Series 2015C 5.00%, 01/01/2034	335	380,560
Series 2017B 5.00%, 01/01/2035	725	845,430
Illinois Finance Authority (Illinois Institute of Technology) 4.00%, 09/01/2035	100	102,389
Illinois Finance Authority (Park Place of Elmhurst Obligated Group)
Series 2016A 6.33%, 05/15/2048	85	72,250
Series 2016C 2.00%, 05/15/2055(b)(c)	15	750
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 05/15/2050	100	101,934
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 08/15/2035	250	281,550
Metropolitan Pier & Exposition Authority
5.00%, 06/15/2050	640	701,952
Series 2015B 5.00%, 12/15/2045	600	637,734
State of Illinois
Series 2013 5.50%, 07/01/2025	270	287,769
Series 2016 5.00%, 02/01/2024	375	401,719
Series 2017D 5.00%, 11/01/2026-11/01/2027	930	1,008,111

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018A 5.00%, 10/01/2027	$1,000	$1,097,370
Series 2019B 5.00%, 11/01/2031	1,000	1,078,350

		7,907,982

Indiana – 0.9%
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 03/01/2030	190	204,269
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2040	100	106,483
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	350	328,373

		639,125

Iowa – 0.5%
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 05/15/2048	325	342,755

Kentucky – 3.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 4.00%, 02/01/2034	385	407,676
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2037	175	205,749
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2039	160	178,477
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	65	65,005

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2037	$425	$466,395
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	600	690,408
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	225	263,642

		2,277,352

Louisiana – 3.7%
City of New Orleans LA Water System Revenue Series 2014 5.00%, 12/01/2034	100	114,281
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2036	675	799,936
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/2023(c)(d)	250	2
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) 5.00%, 07/01/2059	1,335	1,528,815
New Orleans Aviation Board Series 2017B 5.00%, 01/01/2043	215	241,540
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040(a)	100	118,280

		2,802,854

Maine – 0.4%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	100	110,301

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 07/01/2032	$165	$169,734

		280,035

Maryland – 2.5%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 09/01/2038	150	156,960
Maryland Economic Development Corp. (Air Cargo Obligated Group) 4.00%, 07/01/2044	600	649,494
Maryland Economic Development Corp. (Bowie State University) 5.00%, 07/01/2055	1,000	1,060,410

		1,866,864

Massachusetts – 1.4%
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 07/01/2044	620	652,568
Massachusetts Development Finance Agency (Zero Waste Solutions LLC)
Series 2017 8.00%, 12/01/2022(a)	325	277,365
Series 2017A 7.75%, 12/01/2044(a)	140	118,559

		1,048,492

Michigan – 0.3%
City of Detroit MI 5.00%, 04/01/2038	75	80,043
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2022	115	123,788
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020B Zero Coupon, 06/01/2065	100	11,386

		215,217

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.7%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 0.135%, 08/01/2028(e)	$400	$388,500
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) 5.00%, 08/01/2049	105	109,569

		498,069

Mississippi – 0.4%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036	250	286,568

Missouri – 0.2%
Kansas City Industrial Development Authority 5.00%, 07/01/2040(a)	190	178,541

Nebraska – 0.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 09/01/2042	100	107,131

New Hampshire – 0.5%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	213	231,771
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 01/01/2042	115	118,821

		350,592

New Jersey – 5.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 06/15/2029	200	218,190
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	210	214,454

22 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020A 5.00%, 07/01/2045	$100	$114,956
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 07/01/2036	280	335,151
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	550	633,215
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2035	340	386,604
New Jersey Turnpike Authority Series 2017B 5.00%, 01/01/2032	540	660,960
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 06/01/2046	1,045	1,181,916

		3,745,446

New York – 7.8%
Metropolitan Transportation Authority 4.00%, 11/15/2026	1,155	1,185,330
Series 2020C 5.00%, 11/15/2050	1,000	1,080,250
Monroe County Industrial Development Corp./NY (St Ann’s of Greater Rochester Obligated Group) 5.00%, 01/01/2040	550	570,482
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2032	865	1,077,479
New York Counties Tobacco Trust V Zero Coupon, 06/01/2050	350	41,643
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2034(a)	200	229,426

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 02/15/2028	$425	$484,483
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2026	365	387,652
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030-01/01/2036	575	581,463
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041	150	161,060
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	120	112,200

		5,911,468

North Carolina – 0.8%
North Carolina Turnpike Authority Series 2017 5.00%, 01/01/2032	500	587,855

North Dakota – 0.1%
County of Grand Forks ND (Red River Biorefinery LLC) 6.375%, 12/15/2043	100	85,212

Ohio – 8.3%
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	300	298,233
Series 2020B 5.00%, 06/01/2055	3,045	3,257,693
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/2031	445	475,260
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	175	202,653
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/2028	365	403,442

24 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	$205	$230,922
County of Marion OH (United Church Homes, Inc. Obligated Group) 5.125%, 12/01/2049	100	101,702
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	100	44,210
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 01/15/2040	100	84,143
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	145	146,088
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	100	100,750
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) 3.25%, 09/01/2029	580	584,744
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(a)	185	197,029
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	140	141,050

		6,267,919

Oklahoma – 2.4%
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) 3.25%, 09/01/2039	505	513,408
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) 5.00%, 08/01/2049	1,180	1,286,283

		1,799,691

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other – 0.5%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	$375	$406,522

Pennsylvania – 3.7%
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	130	130,975
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) 5.00%, 03/01/2040	100	104,566
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	100	103,454
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019A 3.25%, 08/01/2039(a)	510	471,322
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2038	100	112,966
Pennsylvania Turnpike Commission Series 2017B 5.00%, 06/01/2036	200	236,818
School District of Philadelphia (The) Series 2019A 5.00%, 09/01/2044(f)	1,350	1,629,896

		2,789,997

Puerto Rico – 6.8%
Commonwealth of Puerto Rico Series 2006A 5.25%, 07/01/2023	30	20,475
Series 2011A 5.75%, 07/01/2041(b)(c)	40	25,700
Series 2012A 5.75%, 07/01/2028(b)(c)	100	62,125
Series 2014A 8.00%, 07/01/2035(b)(c)	135	80,663

26 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GDB Debt Recovery Authority of Puerto Rico
Series 2018 7.50%, 08/20/2040	$149	$102,706
Puerto Rico Commonwealth Aqueduct & Sewer Authority
Series 2008A 6.00%, 07/01/2038-07/01/2044	175	177,188
6.125%, 07/01/2024	120	126,900
Series 2012A 5.00%, 07/01/2022-07/01/2033	215	222,462
5.125%, 07/01/2037	25	25,750
5.25%, 07/01/2029-07/01/2042	200	207,000
5.50%, 07/01/2028	75	78,469
5.75%, 07/01/2037	50	52,063
6.00%, 07/01/2047	50	52,313
Puerto Rico Electric Power Authority
Series 2007T 5.00%, 07/01/2032	85	58,863
5.00%, 07/01/2037(b)(c)	245	169,662
Series 2010A 5.25%, 07/01/2029(b)(c)	100	69,375
5.25%, 07/01/2030	15	10,406
Series 2010C 5.00%, 07/01/2024(b)(c)	25	17,313
Series 2010D 5.00%, 07/01/2021(b)(c)	15	10,388
Series 2010X 5.25%, 07/01/2040(b)(c)	150	104,062
5.75%, 07/01/2036(b)(c)	125	87,656
Series 2010Z 5.25%, 07/01/2024	40	27,750
Series 2012A 5.00%, 07/01/2029	50	34,625
5.00%, 07/01/2042(b)(c)	10	6,925
AGM Series 2007V 5.25%, 07/01/2031	375	429,007
NATL Series 2007V 5.25%, 07/01/2035	100	103,714
Puerto Rico Highway & Transportation Authority
AGC Series 2005L 5.25%, 07/01/2041	125	143,132
AGC Series 2007N 5.25%, 07/01/2036	110	126,758
NATL Series 2007N 5.25%, 07/01/2032	100	103,956

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP)
Series 2000 6.625%, 06/01/2026	$390	$402,675
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2018A
Zero Coupon, 07/01/2024-07/01/2046	2,154	643,342
Series 2019A 4.329%, 07/01/2040	440	451,563
5.00%, 07/01/2058	867	921,491

		5,156,477

South Carolina – 1.2%
South Carolina Public Service Authority
Series 2014A 5.00%, 12/01/2049	220	243,280
Series 2014C 5.00%, 12/01/2046	325	364,601
Series 2016A 5.00%, 12/01/2036	265	311,407

		919,288

Tennessee – 2.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax)
Series 2016A 5.00%, 12/01/2035(a)	370	358,582
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health)
Series 2019A 4.00%, 08/01/2037-08/01/2038	130	145,838
5.00%, 08/01/2044-08/01/2049	740	873,456
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group)
Series 2018A 6.25%, 04/01/2049(a)	135	59,684
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group)
Series 2016 5.00%, 07/01/2035	215	251,010

		1,688,570

28 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 6.1%
Austin Convention Enterprises, Inc.
Series 2017A 5.00%, 01/01/2034	$500	$507,810
Central Texas Regional Mobility Authority
Series 2013 5.00%, 01/01/2042 (Pre-refunded/ETM)	100	109,842
City of Houston TX (City of Houston TX Hotel Occupancy Tax)
Series 2015 5.00%, 09/01/2031	160	166,717
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax)
Series 2014A 5.00%, 12/01/2025	580	686,703
Dallas County Flood Control District No. 1
Series 2015 5.00%, 04/01/2028(a)	100	104,710
Love Field Airport Modernization Corp. (Dallas Love Field)
Series 2015 5.00%, 11/01/2032	500	571,070
Mission Economic Development Corp. (Natgasoline LLC)
Series 2018 4.625%, 10/01/2031(a)	450	476,712
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group)
5.00%, 01/01/2055	100	101,533
North Texas Tollway Authority (North Texas Tollway System)
Series 2015B 5.00%, 01/01/2034	250	288,912
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC)
4.00%, 01/01/2050(a)	100	99,825
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.)
Series 2015A 5.00%, 11/15/2025	675	660,319
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way)
Series 2020A 5.75%, 12/01/2054	456	469,875

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project)
Series 2014A-1 5.00%, 10/01/2044	$100	$104,062
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC)
5.00%, 06/30/2058	235	267,139

		4,615,229

Utah – 1.5%
Salt Lake City Corp. Airport Revenue
Series 2018A 5.00%, 07/01/2048(f)	1,000	1,154,870

Virginia – 0.2%
Tobacco Settlement Financing Corp./VA
Series 2007B1 5.00%, 06/01/2047	165	165,696

Washington – 2.1%
Pend Oreille County Public Utility District No. 1 Box Canyon
Series 2018 5.00%, 01/01/2044	280	304,447
Port of Seattle WA
Series 2015C 5.00%, 04/01/2033	510	570,216
State of Washington
5.00%, 06/01/2037-06/01/2040(g)	200	257,211
Washington Health Care Facilities Authority (CommonSpirit Health)
Series 2019A 5.00%, 08/01/2044	205	242,404
Washington State Housing Finance Commission (Mirabella)
Series 2012A 6.75%, 10/01/2047(a)	100	102,214
Washington State Housing Finance Commission (Rockwood Retirement Communities)
Series 2014A 7.375%, 01/01/2044(a)	100	106,555

		1,583,047

West Virginia – 2.2%
Tobacco Settlement Finance Authority/WV
3.00%, 06/01/2035	1,000	999,210

30 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2007A 7.467%, 06/01/2047	$640	$692,384

		1,691,594

Wisconsin – 1.8%
UMA Education, Inc.
5.00%, 10/01/2025-10/01/2029(a)	330	357,139
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group)
5.00%, 11/01/2054	100	99,836
Wisconsin Public Finance Authority (Roseman University of Health Sciences)
5.00%, 04/01/2030(a)	260	284,120
Wisconsin Public Finance Authority (21st Century Public Academy)
3.75%, 06/01/2030(a)	350	334,211
Wisconsin Public Finance Authority (Celanese US Holdings LLC)
Series 2016C 4.30%, 11/01/2030	100	108,866
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.)
Series 2017A 5.25%, 05/15/2042(a)	130	136,891

		1,321,063

Total Municipal Obligations (cost $71,391,900)		72,397,670

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.8%
Risk Share Floating Rate – 2.8%
Bellemeade Re Ltd.
Series 2019-3A, Class M1B 1.749% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(h)	252	246,416
Federal Home Loan Mortgage Corp.
Series 2019-DNA3, Class M2 2.199% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(h)	36	35,065
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2016-DNA4, Class M3 3.949% (LIBOR 1 Month + 3.80%), 03/25/2029(h)	259	268,692

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C01, Class M2 4.549% (LIBOR 1 Month + 4.40%), 01/25/2024(h)	$184	$174,713
Series 2014-C03, Class 2M2 3.049% (LIBOR 1 Month + 2.90%), 07/25/2024(h)	112	111,223
Series 2015-C01, Class 2M2 4.699% (LIBOR 1 Month + 4.55%), 02/25/2025(h)	22	22,451
Series 2015-C02, Class 1M2 4.149% (LIBOR 1 Month + 4.00%), 05/25/2025(h)	95	95,170
Series 2016-C01, Class 1M2 6.899% (LIBOR 1 Month + 6.75%), 08/25/2028(h)	172	183,059
Series 2016-C02, Class 1M2 6.149% (LIBOR 1 Month + 6.00%), 09/25/2028(h)	235	247,641
Series 2016-C04, Class 1M2 4.399% (LIBOR 1 Month + 4.25%), 01/25/2029(h)	119	123,153
Series 2017-C01, Class 1M2 3.699% (LIBOR 1 Month + 3.55%), 07/25/2029(h)	176	181,145
Series 2017-C02, Class 2M2 3.799% (LIBOR 1 Month + 3.65%), 09/25/2029(h)	189	190,585
Series 2017-C04, Class 2M2 2.999% (LIBOR 1 Month + 2.85%), 11/25/2029(h)	243	242,781

		1,875,678

Total Collateralized Mortgage Obligations (cost $2,101,414)		2,122,094

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Non-Agency Fixed Rate CMBS – 0.0%
Citigroup Commercial Mortgage Trust
Series 2015-GC29, Class A2 2.674%, 04/10/2048	1	763

32 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.7%
BAMLL Commercial Mortgage Securities Trust
Series 2017-SCH, Class AF 1.148% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(h)	$250	$236,246
DBWF Mortgage Trust
Series 2018-GLKS, Class A 1.177% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(h)	275	267,264

		503,510

Total Commercial Mortgage-Backed Securities (cost $523,366)		504,273

ASSET-BACKED SECURITIES – 0.5%
Credit Cards - Fixed Rate – 0.4%
World Financial Network Credit Card Master Trust
Series 2018-B, Class A 3.46%, 07/15/2025	335	343,441

Other ABS - Fixed Rate – 0.1%
SoFi Consumer Loan Program Trust
Series 2018-3, Class A2 3.67%, 08/25/2027(a)	75	75,527

Total Asset-Backed Securities (cost $409,785)		418,968

CORPORATES – INVESTMENT GRADE – 0.4%
Financial Institutions – 0.3%
Insurance – 0.3%
Centene Corp.
4.25%, 12/15/2027	232	244,134

Industrial – 0.1%
Transportation - Services – 0.1%
Aviation Capital Group LLC
3.50%, 11/01/2027(a)	55	48,588

Total Corporates – Investment Grade (cost $266,800)		292,722

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - Floating Rate – 0.3%
THL Credit Wind River CLO Ltd.
Series 2014-2A, Class AR 1.377% (LIBOR 3 Month + 1.14%), 01/15/2031(a)(h) (cost $250,000)	250	245,985

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Communications - Telecommunications – 0.2%
Intelsat Jackson Holdings SA
5.50%, 08/01/2023(b)(c) (cost $244,297)	$275	$161,807

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.03%(i)(j)(k) (cost $456,179)	456,179	456,179

Total Investments – 101.6% (cost $75,643,741)		76,599,698
Other assets less liabilities – (1.6)%		(1,233,072)

Net Assets – 100.0%		$75,366,626

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	(5.00)%	Quarterly	4.23%	USD	1,630	$(65,276)	$(66,075)	$799
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	(1.00)	Quarterly	0.91	USD	2,000	(10,583)	3,862	(14,445)

						$(75,859)	$(62,213)	$(13,646)

*	Termination date

34 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	650	01/15/2028	0.735%	CPI#	Maturity	$57,295	$—	$57,295
USD	1,110	01/15/2028	1.230%	CPI#	Maturity	52,278	—	52,278
USD	525	01/15/2030	1.572%	CPI#	Maturity	17,041	—	17,041
USD	1,600	01/15/2030	1.585%	CPI#	Maturity	49,672	—	49,672
USD	525	01/15/2030	1.587%	CPI#	Maturity	16,184	—	16,184
USD	3,315	01/15/2030	1.714%	CPI#	Maturity	56,125	—	56,125
USD	3,315	01/15/2030	1.731%	CPI#	Maturity	49,919	—	49,919

						$298,514	$—	$298,514

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	7,720	04/01/2022	3 Month LIBOR	1.863%	Quarterly/Semi-Annual	$190,426	$—	$190,426
USD	1,195	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	52,935	—	52,935
USD	2,685	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	125,836	—	125,836
USD	2,020	02/07/2030	3 Month LIBOR	1.624%	Quarterly/Semi-Annual	150,707	—	150,707
USD	1,200	04/01/2039	0.780%	3 Month LIBOR	Semi-Annual/ Quarterly	87,247	(47)	87,294
USD	1,000	04/01/2039	0.774%	3 Month LIBOR	Semi-Annual/ Quarterly	73,828	—	73,828
USD	1,100	04/01/2039	0.932%	3 Month LIBOR	Semi-Annual/ Quarterly	51,183	—	51,183
USD	5,500	04/01/2044	3 Month LIBOR	2.013%	Quarterly/Semi-Annual	875,350	—	875,350
USD	3,850	04/01/2054	1.583%	3 Month LIBOR	Semi-Annual/ Quarterly	(311,800)	—	(311,800)

						$1,295,712	$(47)	$1,295,759

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	17	$(5,501)	$(1,663)	$(3,838)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	515	(166,610)	(60,252)	(106,358)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,000	(323,600)	(128,525)	(195,075)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	9	(2,913)	(889)	(2,024)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	114	(36,880)	(11,271)	(25,609)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	171	(55,336)	(16,473)	(38,863)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,000	(323,600)	(130,764)	(192,836)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	149	(48,216)	(13,932)	(34,284)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	750	(242,637)	(71,060)	(171,577)
JP Morgan Securities, LLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	2,750	(343,536)	44,738	(388,274)

						$(1,548,829)	$(390,091)	$(1,158,738)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	2,220	10/09/2029	1.120%	SIFMA*	Quarterly/ Quarterly	$(93,196)	$—	$(93,196)
Citibank, NA	USD	2,220	10/09/2029	1.125%	SIFMA*	Quarterly/ Quarterly	(94,278)	—	(94,278)

							$(187,474)	$—	$(187,474)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

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PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $7,714,126 or 10.2% of net assets.

(b)	Non-income producing security.

(c)	Defaulted.

(d)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/2023	07/31/2014	$173,773	$2	0.00%

(e)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2020 and the aggregate market value of this security amounted to $388,500 or 0.52% of net assets.

(f)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(g)	When-Issued or delayed delivery security.

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2020.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.6% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $75,187,562)	$76,143,519
Affiliated issuers (cost $456,179)	456,179
Cash collateral due from broker	2,718,948
Interest receivable	1,005,172
Receivable for investment securities sold	15,000
Receivable for capital stock sold	11,035
Receivable due from Adviser	9,972
Receivable for variation margin on centrally cleared swaps	5,086
Affiliated dividends receivable	21

Total assets	80,364,932

Liabilities
Payable for floating rate notes issued(a)	1,600,000
Market value on credit default swaps (net premiums received $390,091)	1,548,829
Payable for investment securities purchased	1,417,060
Unrealized depreciation on interest rate swaps	187,474
Payable for capital stock redeemed	121,646
Distribution fee payable	5,035
Directors’ fees payable	1,560
Transfer Agent fee payable	1,452
Other liabilities	3,582
Accrued expenses	111,668

Total liabilities	4,998,306

Net Assets	$75,366,626

Composition of Net Assets
Capital stock, at par	$6,962
Additional paid-in capital	74,819,388
Distributable earnings	540,276

$75,366,626

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$16,462,900	1,520,847	$10.82	*

C	$1,793,949	165,718	$10.83

Advisor	$57,109,777	5,275,367	$10.83

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A shares was $11.15 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income
Interest	$2,833,636
Dividends
Affiliated issuers	20,209
Unaffiliated issuers	9,712	$2,863,557

Expenses
Advisory fee (see Note B)	378,391
Distribution fee—Class A	41,055
Distribution fee—Class C	16,597
Transfer agency—Class A	8,763
Transfer agency—Class C	873
Transfer agency—Advisor Class	32,969
Custody and accounting	100,871
Administrative	73,172
Audit and tax	62,553
Registration fees	60,196
Legal	45,686
Printing	23,410
Directors’ fees	17,987
Miscellaneous	10,062

Total expenses before interest/bank overdraft expense	872,585
Interest/bank overdraft expense	18,693

Total expenses	891,278
Less: expenses waived and reimbursed by the Adviser (see Note B)	(396,568)

Net expenses		494,710

Net investment income		2,368,847

Realized and Unrealized Loss on Investment Transactions
Net realized loss on:
Investment transactions		(405,896)
Swaps		(73,782)
Net change in unrealized appreciation/depreciation of:
Investments(a)		(2,566,640)
Swaps		(595,745)

Net loss on investment transactions		(3,642,063)

Net Decrease in Net Assets from Operations		$(1,273,216)

(a)	Net of decrease in accrued foreign capital gains taxes of $4,129.

See	notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,368,847	$2,028,913
Net realized loss on investment transactions	(479,678)	(480,905)
Net change in unrealized appreciation/depreciation of investments	(3,162,385)	4,204,994

Net increase (decrease) in net assets from operations	(1,273,216)	5,753,002
Distributions to Shareholders
Class A	(516,141)	(220,518)
Class C	(38,826)	(24,277)
Advisor Class	(2,154,981)	(1,854,885)
Capital Stock Transactions
Net increase (decrease)	(1,296,763)	13,126,054

Total increase (decrease)	(5,279,927)	16,779,376
Net Assets
Beginning of period	80,646,553	63,867,177

End of period	$75,366,626	$80,646,553

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2020

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) (formerly known as AB Tax-Aware Fixed Income Portfolio), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$72,397,670		$	– 0	–	$72,397,670
Collateralized Mortgage Obligations		– 0	–	2,122,094			– 0	–	2,122,094
Commercial Mortgage-Backed Securities		– 0	–	504,273			– 0	–	504,273
Asset-Backed Securities		– 0	–	418,968			– 0	–	418,968
Corporates – Investment Grade		– 0	–	292,722			– 0	–	292,722
Collateralized Loan Obligations		– 0	–	245,985			– 0	–	245,985
Corporates – Non-Investment Grade		– 0	–	161,807			– 0	–	161,807
Short-Term Investments		456,179		– 0	–		– 0	–	456,179
Liabilities:
Floating Rate Notes(a)		(1,600,000)		– 0	–		– 0	–	(1,600,000)

Total Investments in Securities		(1,143,821)		76,143,519			– 0	–	74,999,698

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps	$	– 0	–	$298,514	$	– 0	–	$298,514	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	1,607,512		– 0	–	1,607,512	(c)
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(75,859)		– 0	–	(75,859	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(311,800)		– 0	–	(311,800	)(c)
Credit Default Swaps		– 0	–	(1,548,829)		– 0	–	(1,548,829)
Interest Rate Swaps		– 0	–	(187,474)		– 0	–	(187,474)

Total		$(1,143,821)		$75,925,583	$	– 0	–	$74,781,762

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

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NOTES TO FINANCIAL STATEMENTS (continued)

accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended October 31, 2020, such reimbursements/waivers amounted to $321,326. The Expense Caps may not be terminated before January 31, 2021.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2020, the Adviser voluntarily agreed to waive such fees in the amount of $73,172.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,956 for the year ended October 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $35 from the sale of Class A shares and received $7,538 and $783 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive

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NOTES TO FINANCIAL STATEMENTS (continued)

.10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2020, such waiver amounted to $2,070.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2020 is as follows:

Fund	Market Value 10/31/19 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$61,517	$61,061	$456	$20

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and

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NOTES TO FINANCIAL STATEMENTS (continued)

shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $15,872 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$42,407,278	$38,665,920
U.S. government securities	8,906,710	12,353,489

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$74,051,260

Gross unrealized appreciation	$5,682,845
Gross unrealized depreciation	(3,358,463)

Net unrealized appreciation	$2,324,382

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2020, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2020, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$799	*	Receivable/Payable for variation margin on centrally cleared swaps	$14,445	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,906,073	*	Receivable/Payable for variation margin on centrally cleared swaps	311,800	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	187,474

Credit contracts				Market value on credit default swaps	1,548,829

Total		$1,906,872			$2,062,548

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(339,264)	$660,873

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	265,482	(1,256,618)

Total		$(73,782)	$(595,745)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2020:

Interest Rate Swaps:
Average notional amount	$4,440,000
Inflation Swaps:
Average notional amount	$9,804,100	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$36,463,077
Centrally Cleared Inflation Swaps:
Average notional amount	$18,970,769
Credit Default Swaps:
Average notional amount of sale contracts	$5,840,385
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,372,035

(a)	Positions were open for nine months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$683,185	$	– 0	–	$(683,185)	$	– 0	–	$	– 0	–
Credit Suisse International	418,729		– 0	–	(256,000)		– 0	–		162,729
Goldman Sachs International	290,853		– 0	–	(256,000)		– 0	–		34,853
JP Morgan Securities, LLC	343,536		– 0	–	(343,536)		– 0	–		– 0	–

Total	$1,736,303	$	– 0	–	$(1,538,721)	$	– 0	–		$197,582	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

Class A
Shares sold	1,063,656	640,376	$11,231,752	$7,042,277

Shares issued in reinvestment of dividends	20,938	8,294	223,947	90,705

Shares converted from Class C	16,357	0 (a)	166,789	1

Shares redeemed	(656,125)	(114,410)	(6,848,767)	(1,235,112)

Net increase	444,826	534,260	$4,773,721	$5,897,871

Class C
Shares sold	63,704	70,443	$708,055	$764,808

Shares issued in reinvestment of dividends	2,452	1,618	26,233	17,669

Shares converted to Class A	(16,357)	0 (a)	(166,789)	(1)

Shares redeemed	(27,959)	(1,705)	(286,256)	(18,666)

Net increase	21,840	70,356	$281,243	$763,810

Advisor Class
Shares sold	6,370,236	4,278,940	$68,728,672	$46,722,768

Shares issued in reinvestment of dividends	83,044	68,832	891,901	750,101

Shares redeemed	(7,230,083)	(3,786,542)	(75,972,300)	(41,008,496)

Net increase (decrease)	(776,803)	561,230	$(6,351,727)	$6,464,373

(a)	Amount is less than one share.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities

The Fund may invest in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from

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LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$526,813	$563,591

Total taxable distributions	526,813	563,591
Tax-exempt distributions	2,183,135	1,536,089

Total distributions paid	$2,709,948	$2,099,680

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,779,558	)(a)
Unrealized appreciation/(depreciation)	2,324,382	(b)

Total accumulated earnings/(deficit)	$544,824	(c)

(a)	As of October 31, 2020, the Fund had a net capital loss carryforward of $1,779,558.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2020, the Fund had a net short-term capital loss carryforward of $1,631,007 and a net long-term capital loss carryforward of $148,551, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their

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notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2020, the amount of the Fund’s Floating Rate Notes outstanding was $1,600,000 and the related interest rate was 0.16% to 0.39%. For the year ended October 31, 2020, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $307,377 and 2.33%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

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NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2020	2019	2018	2017		2016

Net asset value, beginning of period	$ 11.09	$ 10.46	$ 10.77	$ 10.87		$ 10.59

Income From Investment Operations

Net investment income(a)(b)	.29	.30	.24	.21		.22

Net realized and unrealized gain (loss) on investment transactions	(.23)	.65	(.30)	(.10	)(c)	.28

Net increase (decrease) in net asset value from operations	.06	.95	(.06)	.11		.50

Less: Dividends

Dividends from net investment income	(.33)	(.32)	(.25)	(.21)		(.22)

Net asset value, end of period	$ 10.82	$ 11.09	$ 10.46	$ 10.77		$ 10.87

Total Return

Total investment return based on net asset value(d)	.63%	9.15%	(.55)%	1.09%		4.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,463	$11,932	$5,666	$8,065		$6,385

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.77%	.76%	.75%	.75%		.80%

Expenses, before waivers/reimbursements(e)(f)	1.26%	1.30%	1.27%	1.40%		1.72%

Net investment income(b)	2.68%	2.78%	2.26%	2.01%		1.98%

Portfolio turnover rate	63%	52%	68%	34%		36%

See footnote summary on page 67.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2020	2019	2018	2017		2016

Net asset value, beginning of period	$ 11.09	$ 10.46	$ 10.77	$ 10.87		$ 10.59

Income From Investment Operations

Net investment income(a)(b)	.20	.22	.16	.13		.13

Net realized and unrealized gain (loss) on investment transactions	(.21)	.65	(.30)	(.10	)(c)	.28

Net increase (decrease) in net asset value from operations	(.01)	.87	(.14)	.03		.41

Less: Dividends

Dividends from net investment income	(.25)	(.24)	(.17)	(.13)		(.13)

Net asset value, end of period	$ 10.83	$ 11.09	$ 10.46	$ 10.77		$ 10.87

Total Return

Total investment return based on net asset value(d)	(.03 )%+	8.33%	(1.29)%	.33%		3.91%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,794	$1,596	$769	$1,056		$2,022

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.52%	1.51%	1.50%	1.50%		1.55%

Expenses, before waivers/reimbursements(e)(f)	2.00%	2.06%	2.02%	2.18%		2.47%

Net investment income(b)	1.91%	2.05%	1.52%	1.25%		1.23%

Portfolio turnover rate	63%	52%	68%	34%		36%

See footnote summary on page 67.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2020	2019	2018	2017		2016

Net asset value, beginning of period	$ 11.09	$ 10.46	$ 10.77	$ 10.87		$ 10.59

Income From Investment Operations

Net investment income(a)(b)	.31	.33	.27	.24		.24

Net realized and unrealized gain (loss) on investment transactions	(.21)	.64	(.30)	(.10	)(c)	.28

Net increase (decrease) in net asset value from operations	.10	.97	(.03)	.14		.52

Less: Dividends

Dividends from net investment income	(.36)	(.34)	(.28)	(.24)		(.24)

Net asset value, end of period	$ 10.83	$ 11.09	$ 10.46	$ 10.77		$ 10.87

Total Return

Total investment return based on net asset value(d)	.97%	9.42%	(.30)%	1.34%		4.96%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$57,110	$67,119	$57,432	$59,782		$33,667

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.52%	.51%	.50%	.50%		.55%

Expenses, before waivers/reimbursements(e)(f)	.99%	1.05%	1.02%	1.15%		1.47%

Net investment income(b)	2.87%	3.04%	2.52%	2.26%		2.24%

Portfolio turnover rate	63%	52%	68%	34%		36%

See footnote summary on page 67.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to .01%.

(f)	The expense ratios presented below exclude interest/bank overdraft:

	Year Ended October 31,
	2020	2019	2018	2017	2016

Class A
Net of waivers/reimbursements	.75%	.75%	N/A	N/A	N/A
Before waivers/reimbursements	1.23%	1.29%	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	1.50%	1.50%	N/A	N/A	N/A
Before waivers/reimbursements	1.98%	2.04%	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.50%	.50%	N/A	N/A	N/A
Before waivers/reimbursements	.96%	1.04%	N/A	N/A	N/A

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Tax-Aware Fixed Income Opportunities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Fixed Income Opportunities Portfolio, formerly known as AB Tax-Aware Fixed Income Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2020

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. (Guy) Davidson III(2),*, Vice President

Terrance T. Hults(2), Vice President

Shawn E. Keegan(2), Vice President

Matthew J. Norton(2), Vice President

Andrew D. Potter(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by its Tax-Aware Investment Team. Messrs. Davidson, Hults, Keegan, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

R.B. (Guy) III^ Davidson 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer – Municipal Business.

Terrance T. Hults 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head – Municipal Portfolio Management.

Shawn E. Keegan 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Matthew Norton 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head –Municipal Portfolio Management.

Andrew D. Potter 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus of SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Portfolio (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).1

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

[1]

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser. Effective February 5, 2020, the Fund was renamed AB Tax-Aware Fixed Income Opportunities Portfolio.

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory

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fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFIO-0151-1020

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees

AB Total Return Bond Portfolio	2019	$84,906	$-	$19,659
	2020	$84,906	$1,020	$11,114

AB Bond Inflation Strategy	2019	$96,097	$-	$18,878
	2020	$96,097	$-	$11,114

AB Municipal Bond Inflation Strategy	2019	$69,532	$-	$19,707
	2020	$69,532	$-	$9,367
			‘
AB All Market Real Return	2019	$87,794	$-	$46,285
	2020	$87,794	$-	$33,887

AB Short Duration Income	2019	$30,961	$-	$11,484
	2020	$30,961	$-	$9,445

AB Tax Aware Fixed Income	2019	$36,060	$-	$24,944
	2020	$36,060	$-	$15,550

AB Income	2019	$121,160	$-	$26,671
	2020	$121,160	$-	$16,391

(d)    Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Total Return Bond Portfolio	2019	$757,414	$19,659
			$—
			$(19,659)
	2020	$1,025,571	$12,134
			$(1,020)
			$(11,114)
AB Bond Inflation Strategy	2019	$756,633	$18,878
			$—
			$(18,878)
	2020	$1,024,551	$11,114
			$—
			$(11,114)
AB Municipal Bond Inflation Strategy	2019	$757,462	$19,707
			$—
			$(19,707)
	2020	$1,022,804	$9,367
			$—
			$(9,367)
AB All Market Real Return	2019	$784,040	$46,285
			$—
			$(46,285)
	2020	$1,047,324	$33,887
			$—
			$(33,887)
AB Short Duration Income	2019	$749,239	$11,484
			$—
			$(11,484)
	2020	$1,022,882	$9,445
			$—
			$(9,445)
AB Tax Aware Fixed Income	2019	$762,699	$24,944
			$—
			$(24,944)
	2020	$1,028,987	$15,550
			$—
			$(15,550)
AB Income	2019	$764,426	$26,671
			$—
			$(26,671)
	2020	$1,029,828	$16,391
			$—
			$(16,391)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2020